Registration No. 33-28598

File No. 811-05724

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                                                                                                ☒

Pre-Effective Amendment No. _____                                                                                                                                                                       ☐

Post-Effective Amendment No. 34                                                                                                                                                                            ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940                                                                       ☒

Amendment No. 35                                                                                                                                                                                                  ☒

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

(Exact Name of Registrant as Specified in Charter)

6803 South Tucson Way, Centennial, CO 80112-3924

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (303) 768-3200

Arthur S. Gabinet, Esq.

OppenheimerFunds, Inc.

Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

☐     Immediately upon filing pursuant to paragraph (b)

☒     On January 28, 2011 pursuant to paragraph (b)

☐     60 days after filing pursuant to paragraph (a)(1)

☐     On ____________ pursuant to paragraph (a)(1)

☐     75 days after filing pursuant to paragraph (a)(2)

☐     On _______________ pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐     This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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Oppenheimer
Oppenheimer Global Strategic Income Fund

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NYSE Ticker Symbols
Class A	OPSIX
Class B	OPSGX
Class C	OSICX
Class N	OSINX
Class Y	OSIYX
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Prospectus dated January 28, 2011
     Oppenheimer Global Strategic Income Fund is a mutual fund that seeks high current income by investing mainly in debt securities in three market sectors: foreign governments and issuers, U.S. government securities, and lower-grade, high-yield securities of U.S. and foreign issuers.

This prospectus contains important information about the Fund's objective, investment policies, strategies and risks. It also contains important information about how to buy and sell shares of the Fund and other account features. Please read this prospectus carefully before you invest and keep it for future reference about your account.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Oppenheimer Global Strategic Income Fund
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To Summary Prospectus

THE FUND SUMMARY

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Investment Objective.  The Fund seeks high current income by investing mainly in debt securities.

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Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you (or you and your spouse) invest, or agree to invest in the future, at least $50,000 in certain funds in the Oppenheimer family of funds. More information about these and other discounts is available from your financial professional and in the section "About Your Account" beginning on page 14 of the prospectus and in the sections "How to Buy Shares" beginning on page 58 and "Appendix A" in the Fund's Statement of Additional Information.

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Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class N	Class Y
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	4.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	5%	1%	1%	None
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Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class N	Class Y
Management Fees	0.51%	0.51%	0.51%	0.51%	0.51%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	None
Other Expenses	0.47%	0.66%	0.48%	0.67%	0.58%
Acquired Fund Fees and Expenses	0.04%	0.04%	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	1.27%	2.21%	2.03%	1.72%	1.13%
Fee Waiver and Expense Reimbursement*	(0.04%)	(0.04%)	(0.04%)	(0.04%)	(0.05%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.23%	2.17%	1.99%	1.68%	1.08%
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*The Manager has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund, Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC. The Fund's transfer agent has voluntarily agreed to limit its fees for all classes to 0.35% of average annual net assets per class. Each of these expense limitations may be amended or withdrawn after one year from the date of this prospectus.

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Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

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If shares are redeemed					If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$595		$857	$1,139		$1,942	$595		$857	$1,139	$1,942
Class B	$722		$995	$1,394		$2,104	$222		$695	$1,194	$2,104
Class C	$304		$639	$1,100		$2,379	$204		$639	$1,100	$2,379
Class N	$272		$542	$937		$2,044	$172		$542	$937	$2,044
Class Y	$111		$356	$621		$1,378	$111		$356	$621	$1,378
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Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 94% of the average value of its portfolio.

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Principal Investment Strategies. The Fund invests mainly in debt securities in three market sectors: Foreign governments and issuers, U.S. Government securities, and lower-grade, high-yield securities of U.S. and foreign issuers (commonly referred to as "junk bonds").  A debt security is a security representing money borrowed by the issuer that must be repaid. The terms of a debt security specify the amount of principal, the interest rate or discount, and the time or times at which payments are due.
     Under normal market conditions, the Fund invests in each of the three market sectors. However, it is not required to invest in all three sectors at all times, and the amount of its assets in each of the three sectors will vary. The Fund can invest up to 100% of its assets in any one sector at any time.  The Fund may also invest in securities outside of these three market sectors , as further described in the prospectus and the Fund's Statement of Additional Information. The Fund's foreign investments may include debt securities of issuers in both developed and emerging markets. The Fund has no limitations regarding the range of maturities of the debt securities it can buy or the market capitalization of the issuers of those securities.
     The Fund's investments typically include foreign and U.S. Government bonds and notes, collateralized mortgage obligations (CMOs), other mortgage-related securities, corporate debt obligations, including lower-grade, high-yield domestic and foreign corporate debt obligations, "structured" notes, participation interests in loans, investments in pooled investment entities (including those that invest in loans), asset-backed securities and "zero coupon" and "stripped" securities.
     The Fund can invest in investment grade or lower- grade, high-yield debt securities. "Investment grade" debt securities are rated in one of the top four rating categories by nationally recognized statistical rating organizations such as Moody's or Standard & Poor's. The Fund may also invest in unrated securities, in which case the Fund's investment adviser, OppenheimerFunds, Inc., may internally assign ratings to certain of those securities, after assessing their credit quality, in categories similar to those of nationally recognized statistical rating organizations. Although the Fund normally invests a substantial portion of its assets in lower-grade, high-yield debt securities, it can buy investment-grade debt securities without limit.
     The Fund may also use derivatives for investment purposes or hedging, including options, futures, forward contracts, swaps and "structured" notes. The Fund actively manages foreign curre ncy exposure, both to reduce risk and to seek to enhance return. To do so, the Fund may invest in foreign exchange derivatives, including forwards and options that reference foreign currencies, including currencies of developing and emerging market countries.
     The portfolio managers analyze the overall investment opportunities and risks among the three market sectors in which the Fund invests and seek to moderate the special risks of investing in lower-grade, high-yield debt instruments and foreign securities by building a broadly diversified portfolio. The Fund's diversification strategies are intended to help reduce share price volatility while seeking current income. The portfolio managers currently focus on securities offering high current income, securities whose market prices tend to move in different directions (to seek overall portfolio diversification), and relative values among th e three market sectors in which the Fund invests. These factors may vary in particular cases and may change over time. The Fund may sell securities that the portfolio managers believe are no longer favorable with regard to these factors.

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Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or from poor security selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Main Risks of Debt Securities. Debt securities may be subject to credit risk, interest rate risk, prepayment risk and extension risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or repay principal, the Fund's income or share value might be reduced. Adverse news about an issuer or a downgrade in an issuer's credit rating, for any reason, can also reduce the market value of the issuer's securities. Interest rate risk is the risk that when prevailing interest rates fall, the values of already-issued debt securities generally rise; and when prevailing interest rates rise, the values of already-issued debt securities generally fall, and they may be worth less than the amount the Fund paid for them. When interest rates change, the values of longer-term debt securities usually cha nge more than the values of shorter-term debt securities. When interest rates fall, debt securities may be repaid more quickly than expected and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as "prepayment risk." When interest rates rise, debt securities may be repaid more slowly than expected and the value of the Fund's holdings may fall sharply. This is referred to as "extension risk." Interest rate changes normally have different effects on variable or floating rate securities than they do on securities with fixed interest rates.

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Special Risks of Lower-Grade Securities.  Lower-grade securities, whether rated or unrated, may be subject to wider market fluctuation, greater credit risk and greater risk of loss of income and principal than investment-grade securities. The market for lower-grade securities may be less liquid and therefore they may be harder to sell at an acceptable price, especially during times of market volatility or decline.

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     Because the Fund can invest without limit in lower-grade securities, the Fund's credit risks are greater than those of funds that buy only investment-grade securities.

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Fixed-Income Market Risks . Economic and other market developments can adversely affect fixed-income securities markets in the United States, Europe and elsewhere. At times, participants in debt securities markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns can cause increased volatility in those debt securities or debt securities markets. Under some circumstances, as was the case during the latter half of 2008 and early 2009, those concerns could cause reduced liquidity in certain debt securities markets. A lack of liquidity or other adverse credit market conditions may hamper the Fund's ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

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Sector Allocation Risk. In allocating investments among its three principal market sectors, the Fund seeks to take advantage of the potential lack of performance correlation between those sectors. There is the risk that the evaluations regarding the sectors' relative performance may be incorrect and those sectors may all perform in a similar manner under certain market conditions.

Main Risks of Foreign Investing. Foreign securities are subject to special risks. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those securities. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. Thes e risks may be greater for investments in developing or emerging market countries.

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Foreign Currency Risk. Fluctuations in foreign currency values will result in fluctuations in the U.S. dollar value of securities denominated in that foreign currency. If the U.S. dollar rises in value against a foreign currency, a security denominated in that currency will be worth less in U.S. dollars and if the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency will be worth more in U.S. dollars. The dollar value of foreign investments may also be affected by exchange controls.

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The portfolio manager's selection of foreign currency denominated investments may not perform as expected. Currency derivative investments may be particularly volatile and subject to greater risks than other types of foreign-currency denominated investments.

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       Special Risks of Developing and Emerging Markets.  Developing or emerging market countries generally have less developed securities markets or exchanges. Securities of issuers in developing or emerging market countries may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of issuers in countries with more mature markets. Settlements of trades may be subject to greater delays so that the proceeds of a sale of a security may not be received on a timely basis. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Developing or emerging market countries may have less developed legal and accounting systems, and investments in those countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of company asse ts, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Their governments may also be more unstable than the governments of more developed countries. The value of the currency of a developing or emerging market country may fluctuate more than the currencies of countries with more mature markets. Investments in securities of issuers in developing or emerging market countries may be considered speculative.

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Main Risks of Derivative Investments. Derivatives may be volatile and may involve significant risks. The underlying security or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The Fund may also lose money on a derivative investment if the issuer fails to pay the amount due. Certain derivative investments may be illiquid, making it difficult to close out an unfavorable position. Derivative transactions may require the payment of premiums and can increase portfolio turnover. As a result of these risks, the Fund could realize little or no income or lose money from its investment, or a hedge might be unsuccessful.

Who Is the Fund Designed For? The Fund is designed primarily for investors seeking high current income from a fund that invests in a variety of domestic and foreign debt securities, including government and lower-grade debt securities. Those investors should be willing to assume the greater risks of short-term share price fluctuations and the special credit risks that are typical for a fund that invests mainly in lower-grade fixed-income securities and foreign securities. The Fund does not seek capital appreciation. The Fund is not designed for investors needing an assured level of current income. The Fund is intended to be a long-term investment. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

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An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
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The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund's past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website:
https://www.oppenheimerfunds.com/fund/GlobalStrategicIncomeFund

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Sales charges and taxes are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 11.79% (2nd qtr 09) and the lowest return was -11.16% (4th qtr 08).  For the period from January 1, 2010 to December 31, 2010, the cumulative return before taxes was 15.96%.

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The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

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Average Annual Total Returns for the periods ended December 31, 2010
	1 Year	5 Years	10 Years (or life of class, if less)
Class A Shares (inception 10-16-89)
Return Before Taxes	10.45%	5.78%	7.18%
Return After Taxes on Distributions	7.95%	3.55%	4.73%
Return After Taxes on Distributions and Sale of Fund Shares	6.69%	3.58%	4.65%
Class B Shares (inception 11-30-92)	9.86%	5.58%	7.21%
Class C Shares (inception 5-26-95)	14.11%	6.01%	6.88%
Class N Shares (inception 3-1-01)	14.45%	6.36%	7.02%
Class Y Shares (inception 1-26-98)	15.91%	7.06%	7.87%
Barclays Capital U.S. Aggregate Bond Index	6.54%	5.80%	5.84%
(reflects no deduction for fees, expenses or taxes)			5.67% [1]
Citigroup World Government Bond Index	5.17%	7.08%	7.00%
(reflects no deduction for fees, expenses or taxes)			7.14% [1]
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1. From 02/28/01

Investment Adviser. OppenheimerFunds, Inc. is the Fund's investment adviser (the "Manager").

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Portfolio Managers. Arthur P. Steinmetz, the lead portfolio manager, has been a Vice President of the Fund since May 2003 and portfolio manager since October 1989.  Krishna Memani, Joseph Welsh and Caleb Wong have been Vice Presidents and portfolio managers of the Fund since April 2009.  Sara J. Zervos has been a portfolio manager of the Fund since October 2010.

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Purchase and Sale of Fund Shares. In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. For certain investment plans and retirement accounts, the minimum initial investment is $500 and, for some, the minimum additional investment is $25. For certain fee based programs the minimum initial investment is $250.

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Shares may be purchased through a financial intermediary or the Distributor or redeemed through a financial intermediary or the transfer agent on days the New York Stock Exchange is open for trading. Shareholders may purchase or redeem shares by mail, through the website at www.oppenheimerfunds.com or by calling 1.800.225.5677. Share transactions may be paid by check, by Federal funds wire or directly from or into your bank account.

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Taxes. If your shares are not held in a tax-deferred account, Fund distributions are subject to Federal income tax as ordinary income or as capital gains and they may also be subject to state or local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Manager, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

MORE ABOUT THE FUND

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About the Fund's Investments

The allocation of the Fund's portfolio among different types of investments will vary over time and the Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES AND RISKS. The following strategies and types of investments are the ones that the Fund considers to be the most important in seeking to achieve its investment objective and the following risks are those the Fund expects its portfolio to be subject to as a whole.

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Debt Securities. The Fund may invest in debt securities, including, but not limited to: U.S. and foreign government bonds and notes, collateralized mortgage obligations and other mortgage-related securities, asset-backed securities, participation interests in loans, investments in pooled investment entities (including those that invest in loans), "structured" notes, corporate debt obligations, including lower-grade, high-yield domestic and foreign corporate debt obligations, and "zero-coupon" and "stripped" securities.

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Debt securities may be subject to the following risks:

  Interest Rate Risk. The values of debt securities usually change when prevailing interest rates change. When interest rates rise, the values of outstanding debt securities generally fall, and those securities may sell at a discount from their face amount. When interest rates fall, the values of already-issued debt securities generally rise. However, when interest rates fall, the Fund's investments in new securities may be at lower yields and may reduce the Fund's income. The values of longer-term debt securities usually change more than the values of shorter-term debt securities when interest rates change.

       "Zero-coupon" or "stripped" securities may be particularly sensitive to interest rate changes.  Interest rate changes may have different effects on the values of mortgage-related securities because of prepayment and extension risks.

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  Prepayment Risk. Certain fixed-income securities (in particular mortgage-related securities) are subject to the risk of unanticipated prepayment. That is the risk that when interest rates fall, the issuer will repay the security prior to the security's expected maturity, or with respect to certain fixed-income securities, that borrowers will repay the loans that underlie these securities more quickly than expected, thereby causing the issuer of the security to repay the principal prior to expected maturity. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those securities at a premium, accelerated prepayments on those securities could cause the Fund to lose a portion of its principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security's price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.
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  Extension Risk. If interest rates rise rapidly, repayments of principal on certain debt securities may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.
  Credit Risk. Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. U.S. Government securities generally have lower credit risks than securities issued by private issuers or certain foreign governments. If an issuer fails to pay interest, the Fund's income might be reduced, and if an issuer fails to repay principal, the value of the security might fall and the Fund could lose the amount of its investment in the security. The extent of this risk varies based on the terms of the particular security and the financial condition of the issuer. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the market value of that issuer's securities.

Credit Quality.  The Fund may invest in securities that are rated or unrated. "Investment-grade" securities are those rated in one of the top four rating categories by nationally recognized statistical rating organizations such as Moody's or Standard & Poor's or unrated securities judged by the Manager to be of comparable quality. "Lower-grade" securities are those that are rated below those categories, which are also referred to as "junk bonds." While securities rated "Baa" by Moody's or "BBB" by Standard & Poor's are considered "investment-grade," they may also have some speculative characteristics.

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Credit ratings evaluate the expectation that scheduled interest and principal payments will be made in a timely manner. They do not reflect any judgment of market risk. Rating agencies might not always change their credit rating of an issuer in a timely manner to reflect events that could affect the issuer's ability to make scheduled payments on its obligations. In selecting securities for its portfolio and evaluating their income potential and credit risk, the Fund does not rely solely on ratings by rating organizations but evaluates business and economic factors affecting issuers as well. The ratings definitions of the principal ratings organizations are included in Appendix B to the Fund's Statement of Additional Information.

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     Because the Fund may purchase securities that are not rated by any nationally recognized statistical rating organization, the Manager may internally assign ratings to certain of those securities, after assessing their credit quality, in categories similar to those of nationally recognized statistical rating organizations. However, the Manager's rating does not constitute a guarantee of the credit quality. In evaluating the credit quality of a particular security, whether rated or unrated, the Manager will normally take into consideration a number of factors. Unrated securities also are considered investment-grade or below-investment grade if judged by the Manager to be comparable to rated investment-grade or below-investment grade securities. Some unrated securities may not have an active trading market, which means that the Fund might have difficulty selling them promptly at an acceptable price.

U.S. Government Securities. The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Some of those securities are directly issued by the U.S. Treasury and are backed by the full faith and credit of the U.S. Government. "Full faith and credit" means that the taxing power of the U.S. Government is pledged to the payment of interest and repayment of principal on a security.

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Some securities issued by U.S. Government agencies, such as Government National Mortgage Corporation pass-through mortgage obligations ("Ginnie Maes"), are also backed by the full faith and credit of the U.S. Government. Others are supported by the right of the agency to borrow an amount from the U.S. Government (for example, "Fannie Mae" bonds issued by the Federal National Mortgage Corporation and "Freddie Mac" obligations issued by the Federal Home Loan Mortgage Corporation). Others are supported only by the credit of the agency (for example, obligations issued by the Federal Home Loan Banks). On September 7, 2008, the Federal Housing Finance Agency, a new independent regulatory agency, placed the Federal National Mortgage Corporation and Federal Home Loan Mortgage Corporation into conservatorship. The U.S. Treasury also entered into a secured lending credit facility with those companies and a preferred s tock purchase agreement. Under the preferred stock purchase agreement, the Treasury will ensure that each company maintains a positive net worth.

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     U.S. Treasury Securities. Treasury securities are backed by the full faith and credit of the United States for payment of interest and repayment of principal and have little credit risk. Some of the securities that are issued directly by the U.S. Treasury are: Treasury bills (having maturities of one year or less when issued), Treasury notes (having maturities of from one to ten years when issued), Treasury bonds (having maturities of more than ten years when issued) and Treasury Inflation-Protection Securities ("TIPS"). While U.S. Treasury securities have little credit risk, prior to their maturity they are subject to price fluctuations from changes in interest rates.

     Mortgage-Related Government Securities.  Mortgage-related government securities include interests in pools of residential or commercial mortgages, in the form of "pass-through" mortgage securities. They may be issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Mortgage-related U.S. Government securities may be issued in different series, each having different interest rates and maturities.

Mortgage-related securities that are U.S. Government securities have collateral to secure payment of interest and principal. The collateral is either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. agency or instrumentality or mortgage loans insured by a U.S. Government agency. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the rate of payments of the underlying mortgages and are subject to prepayment and extension risks.

Private-Issuer Securities. The Fund can also invest in securities issued by private issuers, such as corporations, banks, savings and loans, and other entities, including mortgage-related securities. Securities issued by private issuers are subject to greater credit risks than U.S. Government securities.

     Mortgage-Related Private Issuer Securities. Primarily these investments include multi-class debt or pass-through certificates secured by mortgage loans, which may be issued by banks, savings and loans, mortgage bankers and other non-governmental issuers.  Private-issuer mortgage-backed securities may include loans on residential or commercial properties.
Mortgage-related securities, including CMOs, issued by private issuers are not U.S. Government securities, which makes them subject to greater credit risks. Private issuer securities are subject to the credit risks of the issuers as well as to interest rate risks, although in some cases they may be supported by insurance or guarantees. The prices and yields of private issuer mortgage-related securities are also subject to prepayment and extension risk. The market for private-issuer mortgage-backed securities may be volatile at times and may be less liquid than the markets for other type s of securities.

Asset-Backed Securities. Asset-backed securities are fractional interests in pools of loans, receivables or other assets. They are issued by trusts or other special purpose vehicles and are collateralized by the loans, receivables or other assets that make up the pool. The trust or other issuer passes the income from the underlying asset pool to the investor. Neither the Fund nor the Manager selects the loans or other assets that are included in the collateral backing those pools. Asset-backed securities are subject to interest rate risk and credit risk.  Certain asset-backed securities are also subject to prepayment and extension risks.

Forward Rolls. The Fund can enter into "forward roll" transactions (also referred to as "mortgage dollar rolls") with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund will bear the risk that the market value of the securities might decline below the price at which the Fund is obligated to repurchase them or that the counterparty might default in its obligations.

A substantial portion of the Fund's assets may be subject to forward roll transactions at any given time.

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Zero-Coupon Securities. The Fund may invest in "zero-coupon" securities, which pay no interest prior to their maturity date or another specified date in the future but are issued at a discount from their face value. Interest rate changes generally cause greater fluctuations in the prices of zero-coupon securities than in interest-paying securities of the same or similar maturities. The Fund may be required to pay a dividend of the imputed income on a zero-coupon security, at a time when it has not actually received the income.

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Stripped Securities. "Stripped" securities are the separate income or principal components of a debt security, such as Treasury securities whose coupons have been stripped by a Federal Reserve Bank. Some mortgage-related securities may be stripped, with each component having a different proportion of principal or interest payments. One class might receive all the interest payments, all the principal payments or some proportional amount of interest and principal. Interest rate changes may cause greater fluctuations in the prices of stripped securities than in other debt securities of the same or similar maturities. The market for these securities may be limited, making it difficult for the Fund to sell its holdings at an acceptable price. The Fund may be required to pay out the imputed income on a stripped security as a dividend, at a time when it has not actually received the income.

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Participation Interests in Loans. These investments represent an undivided fractional interest in a loan obligation of a borrower. They are typically purchased from banks or dealers that have made the loan, or are members of the loan syndicate, and that act as the servicing agent for the interest. The loans may be to foreign or U.S. borrowers, may be collateralized or uncollateralized and may be rated investment-grade or below or may be unrated. Participation interests are subject to the credit risk of the servicing agent as well as the credit risk of the borrower. If a fund purchases a participation interest, it may be only able to enforce its rights through the lender. In some cases, these participation interests may be partially "unfunded," meaning that the Fund may be required to advance additional money on future dates.

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Investments in Pooled Investment Entities that Invest in Loans. The Fund can also buy interests in trusts and other pooled entities (including other investment companies) that invest primarily or exclusively in loan obligations, including entities sponsored or advised by the Manager or an affiliate. The Fund will be subject to the pooled entity's credit risks as well as the credit risks of the underlying loans. The loans underlying these investments may include loans to foreign or U.S. borrowers, may be collateralized or uncollateralized and may be rated investment grade or below or may be unrated.

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These investments are subject to the risk of default by the borrower, interest rate and prepayment risk, as well as credit risks of the pooled entity that holds the loan obligations.

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The Manager expects that from time to time investments in such pooled entities may exceed 15% of the Fund's net assets.

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High-Yield, Lower-Grade Debt Securities. The Fund may invest in high-yield, lower-grade fixed-income securities of U.S. and foreign issuers. Those securities may include, among others: bonds, debentures, notes, preferred stock, loan participation interests, "structured" notes, commercial mortgage-backed securities, and asset-backed securities. There are no limits on the amount of the Fund's assets that can be invested in securities rated below investment grade. These securities are generally considered speculative.

     Price Arbitrage. Because the Fund may invest in high yield bonds that may trade infrequently, investors might seek to trade fund shares based on their knowledge or understanding of the value of those securities (this is sometimes referred to as "price arbitrage"). If such price arbitrage were successful, it might interfere with the efficient management of the Fund's portfolio and the Fund may be required to sell securities at disadvantageous times or prices to satisfy the liquidity requirements created by that activity. Successful price arbitrage might also dilute the value of fund shares held by other shareholders.

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Investing in Foreign Securities. The Fund can buy debt securities issued by foreign governments and issuers, as well as "supra-national" entities, such as the World Bank. The Fund's foreign debt investments can be denominated in U.S. dollars or in foreign currencies.

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     While foreign securities may offer special investment opportunities, they are also subject to special risks.

  Foreign Market Risk. If there are fewer investors in a particular foreign market, securities traded in that market may be less liquid and more volatile than U.S. securities. Foreign markets may also be subject to delays in the settlement of transactions and difficulties in pricing securities. If the Fund is delayed in settling a purchase or sale transaction, it may not receive any return on the invested assets or it may lose money if the value of the security declines. It may also be more expensive for the Fund to buy or sell securities in certain foreign markets than in the United States, which may increase the Fund's expense ratio.
  Foreign Economy Risk. Foreign economies may be more vulnerable to political or economic changes than the U.S. economy. They may be more concentrated in particular industries or may rely on particular resources or trading partners to a greater extent. Certain foreign economies may be adversely affected by shortages of investment capital or by high rates of inflation. Changes in economic or monetary policy in the U.S. or abroad may also have a greater impact on the economies of certain foreign countries.
  Foreign Governmental and Regulatory Risks. Foreign companies may not be subject to the same accounting and disclosure requirements as U.S. companies. As a result there may be less accurate information available regarding a foreign company's operations and financial condition. Foreign companies may be subject to capital controls, nationalization, or confiscatory taxes. Some countries also have restrictions that limit foreign ownership and may impose penalties for increases in the value of the Fund's investment. The value of the Fund's foreign investments may be affected if it experiences difficulties in enforcing legal judgments in foreign courts.
  Foreign Currency Risk. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. If the U.S. dollar rises in value against a foreign currency, a security denominated in that currency will be worth less in U.S. dollars and if the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency will be worth more in U.S. dollars. The dollar value of foreign investments may also be affected by exchange controls.
  The Fund can also invest in derivative instruments linked to foreign currencies. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of derivatives linked to that foreign currency.
  Foreign Custody Risk. There may be very limited regulatory oversight of certain foreign banks or securities depositories that hold foreign securities and foreign currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt.
  Time Zone Arbitrage. If the Fund invests a significant amount of its assets in foreign securities, it may be exposed to "time-zone arbitrage" attempts by investors seeking to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the close of the New York Stock Exchange that day, when the Fund's net asset value is calculated. If such time zone arbitrage were successful, it might dilute the interests of other shareholders. However, the Fund's use of "fair value pricing" under certain circumstances, to adjust the closing market prices of foreign securities to reflect what the Manager and the Board believe to be their fair value, may help deter those activities.
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DIVERSIFICATION AND CONCENTRATION. The Fund is a diversified fund. It attempts to reduce its exposure to the risks of individual securities by diversifying its investments across a broad number of different issuers. The Fund will not concentrate more than 25% of its total assets in issuers in any one industry. At times, however, the Fund may emphasize investments in some industries more than others.

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 Derivative Investments. The Fund can invest in "derivative" instruments. A derivative is an instrument whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Derivatives may allow the Fund to increase or decrease its exposure to certain markets or risks.

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The Fund may use derivatives to seek to increase its investment return or for hedging purposes. The Fund is not required to use derivatives in seeking its investment objective or for hedging and might not do so.

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     Options, futures, forward contracts, swaps and "structured" notes are some of the derivatives that the Fund may use.  The Fund may also use other types of derivatives that are consistent with its investment strategies or for hedging purposes.

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"Structured" Notes. "Structured" notes are specially-designed derivative debt instruments. The terms of the instrument may be determined or "structured" by the purchaser and the issuer of the note. Payments of principal or interest on these notes may be linked to the value of an index (such as a currency or securities index), one or more securities, a commodity or the financial performance of one or more obligors. The value of these notes will normally rise or fall in response to the changes in the performance of the underlying security, index, commodity or obligor.

   Risks of Structured Notes. Structured notes are subject to interest rate risk. They are also subject to credit risk with respect both to the issuer and, if applicable, to the underlying security or obligor. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity. The price of structured notes may be very volatile and they may have a limited trading market, making it difficult to value them or sell them at an acceptable price. In some cases, the Fund may enter into agreements with an issuer of structured notes to purchase a minimum amount of those notes over time.

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In some cases, the Fund may invest in structured notes that pay an amount based on a multiple of the relative change in value of the underlying investment or index. This type of note increases the potential for income but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

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Credit Default Swaps. A credit default swap enables an investor to buy or sell protection against a credit event with respect to an issuer, such as an issuer's failure to make timely payments of interest or principal on its debt obligations, bankruptcy or restructuring. The terms of the instrument are generally negotiated by the Fund and the swap counterparty. A credit default swap may be embedded within a structured note or other derivative instrument.

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Generally, if the Fund buys credit protection using a credit default swap, the Fund will make fixed payments to the counterparty and if a credit event occurs with respect to the applicable issuer, the Fund will deliver the issuer's defaulted bonds underlying the swap to the swap counterparty and the counterparty will pay the Fund par for the bonds. If the Fund sells credit protection using a credit default swap, generally the Fund will receive fixed payments from the counterparty and if a credit event occurs with respect to the applicable issuer, the Fund will pay the swap counterparty par for the issuer's defaulted bonds and the swap counterparty will deliver the bonds to the Fund. Alternatively, a credit default swap may be cash settled and the buyer of protection would receive the difference between the par value and the market value of the issuer's defaulted bonds from the seller of prot ection. If the credit default swap is on a basket of issuers, the notional value of the swap is reduced by the amount represented by that issuer, and the fixed payments are then made on the reduced notional value.

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Risks of Credit Default Swaps. Credit default swaps are subject to credit risk of the underlying issuer and to counterparty credit risk. If the counterparty fails to meet its obligations, the Fund may lose money. Credit default swaps are also subject to the risk that the Fund will not properly assess the risk of the underlying investment. If the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay the counterparty. If the Fund is buying credit protection, there is a risk that no credit event will occur and the Fund will receive no benefit for the premium paid.

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Interest Rate Swaps.   In an interest rate swap, the Fund and another party exchange the right to receive interest payments on a security or payments based on a reference rate. For example, they might swap the right to receive floating rate payments based on a reference rate such as "LIBOR" for the right to receive fixed rate payments. The terms of the instrument are generally negotiated by the Fund and the swap counterparty. An interest rate swap may be embedded within a structured note or other derivative instrument.

Interest rate swaps are subject to interest rate risk and credit risk. An interest rate swap transaction could result in losses if the underlying asset or reference rate does not perform as anticipated. Interest rate swaps are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Fund may lose money.

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     Total Return Swaps. In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The underlying asset might be a security or basket of securities or a non-asset reference such as a securities index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference.

Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Total return swaps can have the potential for unlimited losses. They are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Fund may lose money.

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Foreign Currency Forwards and Options.  Foreign currency forward contracts are used to buy or sell foreign currency for future delivery at a fixed price. They are used to lock in the U.S. dollar price of a security denominated in a foreign currency, or to protect against possible losses from changes in the relative value of the U.S. dollar against a foreign currency. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, which could result in losses on those contracts and additional transaction costs. The use of forward contracts could reduce performance if there are unanticipated changes in currency prices. Options on foreign currencies may be used to try to protect against declines in the U.S. dollar value of foreign securities the Fund owns and against increases in the dollar cost of foreign securities the Fund anticipates buying. Options on foreign currencies are affected by the factors that influence foreign exchange rates and investments generally. The Fund's ability to establish and close out positions on foreign currency options is subject to the maintenance of a liquid secondary market, and there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

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 Risks of Derivative Investments. Derivatives may be volatile and may involve significant risks. The underlying security, obligor or other instrument on which a derivative is based, or the derivative itself, may not perform the way the Manager expects it to. The Fund may lose money on a derivative investment if the issuer or counterparty fails to pay the amount due. Certain derivative investments held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivative transactions may require the payment of premiums and can increase portfolio turnover. As a result, the Fund could realize little or no income or lose principal from the investment, or a hedge might be unsuccessful. For some derivatives, it is possible for the Fund to lose more than the amount invested in the derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment.

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Hedging.  Hedging transactions are intended to reduce the risks of securities in the Fund's portfolio. If the Fund uses a hedging instrument at the wrong time or judges market conditions incorrectly, however, the hedge might be unsuccessful or could reduce the Fund's return or create a loss. The Fund has percentage limits on its use of derivatives and hedging instruments.

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OTHER INVESTMENT STRATEGIES AND RISKS. The Fund can also use the investment techniques and strategies described below. The Fund might not use all of these techniques or strategies or might only use them from time to time.

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Common Stock and Other Equity Investments. Equity securities include common stock, preferred stock, rights, warrants and certain securities that are convertible into common stock. Equity investments may be exchange-traded or over-the-counter securities. Common stock represents an ownership interest in a company. It ranks below preferred stock and debt securities in claims for dividends and in claims for assets of the issuer in a liquidation or bankruptcy.

Preferred stock has a set dividend rate and ranks ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. The dividends on preferred stock may be cumulative (they remain a liability of the company until paid) or non-cumulative. The fixed dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. When interest rates rise, the value of preferred stock having a fixed dividend rate tends to fall.

A convertible security can be converted into or exchanged for a set amount of common stock of an issuer within a particular period of time at a specified price or according to a price formula. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. Convertible securities may provide more income than common stock but they generally provide less income than comparable non-convertible debt securities. Convertible securities are subject to credit and interest rate risk. The credit ratings of convertible securities generally have less impact on the value of those securities than they do on non-convertible debt securities, however.

Risks of Investing in Equity Securities. Stocks and other equity securities fluctuate in price in response to changes in equity markets in general. Equity markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign markets.

The prices of equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company's securities. These factors may include: poor earnings reports, a loss of customers, litigation, or changes in government regulations affecting the company or its industry.

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Municipal Securities. The Fund may invest in municipal securities. Municipal securities are fixed-income securities primarily issued by states, cities, counties and other governmental entities in the United States to raise money for a variety of public or private purposes, including financing state or local governments, financing specific projects, or financing public facilities. The interest received from most municipal bonds is exempt from federal, state or local income taxes in the municipalities where the bonds are issued, however the fund can invest in municipal securities because the portfolio managers believe they offer attractive yields relative to the yields and risks of other debt securities, rather than to seek tax-exempt interest income for distribution to shareholders.

   Risks of Investing in Municipal Securities . Municipal securities may be subject to interest rate risk and credit risk.   The value of the Fund's investment in municipal securities will be highly sensitive to events affecting the fiscal stability of the states, municipalities, agencies, authorities and other instrumentalities that issue the municipal securities. In particular, economic, legislative, regulatory or political developments affecting the ability of a state's issuers to pay interest or repay principal may significantly affect the value of the Fund's investments in these securities. These developments can include or arise from, for example, insolvency of an issuer, uncertainties related to the tax status of municipal securities, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, or changes in the credit ratings assigned to the state's municipal issuers. Other occurrences, such as catastrophic natural disasters, can also adversely affect a state's fiscal stability. The recent national economic crisis, among other factors, has caused deterioration in the economies of many states, resulting in an adverse impact on states' spending, revenues and state budgets that has caused many states to operate under significant financial stress.

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When-Issued and Delayed-Delivery Transactions. The Fund may purchase securities on a "when-issued" basis and may purchase or sell such securities on a "delayed-delivery" basis. When-issued and delayed-delivery securities are purchased at a price that is fixed at the time of the transaction, with payment and delivery of the security made at a later date. When purchasing securities in this manner, during the period between purchase and settlement, the Fund makes no payment to the issuer (or seller) of the security and no interest accrues to the Fund from the investment.

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The securities are subject to changes in value from market fluctuations during the period until settlement and the value of the security on the delivery date may be more or less than the Fund paid. The Fund may lose money if the value of the security declines below the purchase price.

Illiquid and Restricted Securities. Investments that do not have an active trading market, or that have legal or contractual limitations on their resale, are generally referred to as "illiquid" securities. Illiquid securities may be difficult to value or to sell promptly at an acceptable price or may require registration under applicable securities laws before they can be sold publicly. Securities that have limitations on their resale are referred to as "restricted securities." Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid.

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     The Fund will not invest more than 15% of its net assets in illiquid securities.  The Manager monitors the Fund's holdings of illiquid securities on an ongoing basis to determine whether to sell any of those securities to maintain adequate liquidity.

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Investments in Oppenheimer Institutional Money Market Fund. The Fund can invest its free cash balances in Class E shares of Oppenheimer Institutional Money Market Fund to provide liquidity or for defensive purposes. The Fund invests in Oppenheimer Institutional Money Market Fund, rather than purchasing individual short-term investments, to seek a higher yield than it could obtain on its own. Oppenheimer Institutional Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, and is part of the Oppenheimer family of funds. It invests in a variety of short-term, high-quality, dollar-denominated money market instruments issued by the U.S. Government, domestic and foreign corporations, other financial institutions, and other entities. Those investments may have a higher rate of return than the investments that would be available to th e Fund directly. At the time of an investment, the Fund cannot always predict what the yield of the Oppenheimer Institutional Money Market Fund will be because of the wide variety of instruments that fund holds in its portfolio. The return on those investments may, in some cases, be lower than the return that would have been derived from other types of investments that would provide liquidity. As a shareholder, the Fund will be subject to its proportional share of the expenses of Oppenheimer Institutional Money Market Fund's Class E shares, including its advisory fee. However, the Manager will waive a portion of the Fund's advisory fee to the extent of the Fund's share of the advisory fee paid to the Manager by Oppenheimer Institutional Money Market Fund.

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Investments in Other Investment Companies. The Fund can also invest in the securities of other investment companies, which can include open-end funds, closed-end funds, unit investment trusts and business development companies. One reason the Fund might do so is to gain exposure to segments of the markets represented by another fund, at times when the Fund might not be able to buy the particular type of securities directly. As a shareholder of an investment company, the Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses. The Fund does not intend to invest in other investment companies unless the Manager believes that the potential benefits of the investment justify the payment of any premiums or sales charges.

Conflicts of Interest. The investment activities of the Manager and its affiliates in regard to other funds and accounts they manage may present conflicts of interest that could disadvantage the Fund and its shareholders. The Manager or its affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund. That may result in another fund or account holding investment positions that are adverse to the Fund's investment strategies or activities. Other funds or accounts advised by the Manager or its affiliates may have conflicting interests arising from investment objectives that are similar to those of the Fund. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as the Fund or invest in securities of the same issuers that have different, and possi bly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Fund and, as a result, the value of securities held by the Fund or the Fund's investment strategies may be adversely affected. The Fund's investment performance will usually differ from the performance of other accounts advised by the Manager or its affiliates and the Fund may experience losses during periods in which other accounts advised by the Manager or its affiliates achieve gains. The Manager has adopted policies and procedures designed to address potential conflicts of interest identified by the Manager; however, such policies and procedures may also limit the Fund's investment activities and affect its performance.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its assets in investments that may be inconsistent with the Fund's principal investment strategies. Generally, the Fund would invest in shares of Oppenheimer Institutional Money Market Fund or in the types of money market instruments in which Oppenheimer Institutional Money Market Fund invests or in other short-term U.S. Government securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of Fund shares or the sale of Fund portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests in these securities, it might not achieve its investment objective.

Portfolio Turnover.   A change in the securities held by the Fund is known as "portfolio turnover." The Fund may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions. The Financial Highlights table at the end of this prospectus shows the Fund's portfolio turnover rates during past fiscal years.

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CHANGES TO THE FUND'S INVESTMENT POLICIES. The Fund's fundamental investment policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares; however, the Fund's Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. The Fund's investment objective is a fundamental policy. Other investment restrictions that are fundamental policies are listed in the Fund's Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information states that it is.

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PORTFOLIO HOLDINGS

The Fund's portfolio holdings are included in its semi-annual and annual reports that are distributed to its shareholders within 60 days after the close of the applicable reporting period. The Fund also discloses its portfolio holdings in its Statements of Investments on Form N-Q, which are public filings that are required to be made with the Securities and Exchange Commission within 60 days after the end of the Fund's first and third fiscal quarters. Therefore, the Fund's portfolio holdings are made publicly available no later than 60 days after the end of each of its fiscal quarters. In addition, the Fund's portfolio holdings information, as of the end of each calendar month, may be posted and available on the Fund's website no sooner than 30 days after the end of each calendar month.

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A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund's Statement of Additional Information.

How the Fund is Managed

THE MANAGER. OppenheimerFunds, Inc., the Manager, chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

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The Manager has been an investment adviser since 1960. The Manager managed funds with approximately 6 million shareholder accounts as of December 31, 2010. The Manager is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

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Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee, calculated on the daily net assets of the Fund, at an annual rate that declines on additional assets as the Fund grows: 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million, 0.50% of the next $4 billion and 0.48% of average annual net assets in excess of $5 billion. The Fund's advisory fee for the period ended September 30, 2010 was 0.51% of average annual net assets for each class of shares.

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Effective October 27, 2009 through February 28, 2010, the Manager voluntarily waived and/or reimbursed Fund expenses so that the total annual operating expenses for Class Y shares did not exceed 0.71% for that time period. Furthermore, effective March 1, 2010 through October 27, 2010, the Manager agreed to voluntarily waive and/or reimburse 0.02% of Fund expenses with respect to Class Y shares.
The Manager will voluntarily waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investments in Oppenheimer Institutional Money Market Fund, Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC. The Fund's transfer agent has voluntarily undertaken to limit its transfer agent fees for all classes to 0.35% of average annual net assets per class. Each of these undertaki ngs may be amended or withdrawn after one year from the date of this prospectus. After all waivers, reimbursements and other credits, the actual total annual fund operating expenses for the fiscal year ended September 30, 2010 were 1.23% for Class A, 2.17% for Class B, 1.99% for Class C, 1.68% for Class N, and 1.05% for Class Y. The Fund's management fee and other annual operating expenses may vary in future years.

A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory agreement is available in the Fund's Annual Report to shareholders for the period ended September 30, 2010.

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Portfolio Managers. The Fund's portfolio is managed by Arthur P. Steinmetz, the lead portfolio manager, Krishna Memani, Joseph Welsh, Caleb Wong and Sara Zervos, who are primarily responsible for the day-to-day management of the Fund's investments. Mr. Steinmetz has been a portfolio manager of the Fund since October 1989 and a Vice President of the Fund since May 2003. Messrs. Memani, Welsh and Wong have been portfolio managers and Vice Presidents of the Fund since April 2009. Ms. Zervos has been a portfolio manager of the Fund since  October 2010.

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     Mr. Steinmetz has been the Chief Investment Officer of the Manager since October 2010; Chief Investment Officer, Fixed-Income, of the Manager from April 2009 to October 2010; Executive Vice President of the Manager since October 2009; Director of Fixed Income of the Manager from January 2009 to April 2009 and a Senior Vice President of the Manager from March 1993 to September 2009.  He is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

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     Mr. Memani has been the Director of Fixed-Income of the Manager since October 2010; a Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager since March 2009. Mr. Memani was a Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities from June 2006 through January 2009. He was the Chief Credit Strategist at Credit Suisse Securities from August 2002 through March 2006. He was a Managing Director and Senior Portfolio Manager at Putnam Investments from September 1998 through June 2002. He is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

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     Mr. Welsh, CFA, has been the Head of the Manager's High Yield Corporate Debt Team since April 2009; Senior Vice President of the Manager since May 2009 and a Vice President of the Manager from December 2000 to April 2009. He was an Assistant Vice President of the Manager from December 1996 to November 2000 and a high yield bond analyst of the Manager from January 1995 to December 1996. He was a senior bond analyst with W.R. Huff Asset Management from November 1991 to December 1994. Mr. Welsh is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

    Mr. Wong has been a Vice President of the Manager since June 1999 and has worked in fixed-income quantitative research and risk management for the Manager since July 1996. He has been a member of the Manager's Asset Allocation Committee since April 2005. Mr. Wong is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

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     Ms. Zervos has been a Vice President of the Manager since April 2008. She was a portfolio manager with Sailfish Capital Management from May 2007 to February 2008 and a portfolio manager for emerging market debt at Dillon Read Capital Management and OTA Asset Management from June 2004 to April 2007. Ms. Zervos is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

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     The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership of Fund shares.

MORE ABOUT YOUR ACCOUNT

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About Your Account

Where Can You Buy Fund Shares? Oppenheimer funds may be purchased either directly or through a variety of "financial intermediaries" that offer Fund shares to their clients. Financial intermediaries include securities dealers, financial advisors, brokers, banks, trust companies, insurance companies and the sponsors of fund "supermarkets," fee-based advisory or wrap fee programs or college and retirement savings programs.

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WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors five different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will usually have different share prices. When you buy shares, be sure to specify the class of shares you wish to purchase. If you do not choose a class, your investment will be made in Class A shares.
Class A Shares. If you buy Class A shares, you will pay an initial sales charge on investments up to $1 million for regular accounts or lesser amounts for certain retirement plans or if you qualify for certain fee waivers. The amount of the sales charge will vary depending on the amount you invest. The sales charge rates for different investment amounts are listed in "About Class A Shares" below.
Class B Shares. If you buy Class B shares, you will pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge (distribution fee) over a period of approximately six years. If you sell your shares within six years after buying them, you will normally pay a contingent deferred sales charge. The amount of the contingent deferred sales charge varies depending on how long you own your shares, as described in "About Class B Shares" below.
Class C Shares. If you buy Class C shares, you will pay no sales charge at the time of purchase, but you will pay an ongoing asset-based sales charge. If you sell your shares within 12 months after buying them, you will normally pay a contingent deferred sales charge of 1.0%, as described in "About Class C Shares" below.
Class N Shares. Class N shares are available only through certain retirement plans. If you buy Class N shares, you will pay no sales charge at the time of purchase, but you will pay an ongoing asset-based sales charge. If you sell your shares within 18 months after the retirement plan's first purchase of Class N shares, you may pay a contingent deferred sales charge of 1.0%, as described in "About Class N Shares" below.
Class Y Shares. Class Y shares are offered only to certain institutional investors that have a special agreement with the Distributor and to present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. See "About Class Y Shares" below.

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Certain sales charge waivers may apply to purchases or redemptions of Class A, Class B, Class C or Class N shares. More information about those waivers is available in the Fund's Statement of Additional Information, or by clicking on the hyperlink "Sales Charges & Breakpoints" under the heading "Fund Information" on the OppenheimerFunds website at "www.oppenheimerfunds.com."

WHAT IS THE MINIMUM INVESTMENT? In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. The minimum additional investment requirement does not apply to reinvested dividends from the Fund or from other Oppenheimer funds or to omnibus account purchases. A $25 minimum applies to additional investments through an Asset Builder Plan, an Automatic Exchange Plan or a government allotment plan established before November 1, 2002. Reduced initial minimums are available in certain circumstances, including under the following investment plans:

  For most types of retirement accounts that OppenheimerFunds offers, the minimum initial investment is $500.
  For certain retirement accounts that have automatic investments through salary deduction plans, there is no minimum initial investment.
  For an Asset Builder Plan or Automatic Exchange Plan or a government allotment plan, the minimum initial investment is $500.
  For certain fee-based programs that have an agreement with the Distributor, a minimum initial investment of $250 applies.

Minimum Account Balance. A $12 annual "minimum balance fee" is assessed on Fund accounts with a value of less than $500. The fee is automatically deducted from each applicable Fund account annually in September. See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed. Small accounts may be involuntarily redeemed by the Fund if the value has fallen below $500 for reasons other than a decline in the market value of the shares.

Choosing a Share Class

Once you decide that the Fund is an appropriate investment for you, deciding which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. The Fund's operating costs that apply to a share class and the effect of the different types of sales charges on your investment will affect your investment results over time. For example, the net asset value and the dividends of Class B, Class C, and Class N shares will be reduced by additional expenses borne by those classes, such as the asset-based sales charge.

     Two of the factors to consider are how much you plan to invest and, while future financial needs cannot be predicted with certainty, how long you plan to hold your investment. For example, with larger purchases that qualify for a reduced initial sales charge on Class A shares, the effect of paying an initial sales charge on purchases of Class A shares may be less over time than the effect of the asset-based sales charges on Class B, Class C, or Class N shares. For retirement plans that qualify to purchase Class N shares, Class N will generally be the most advantageous share class. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate each of the factors to see if you should consider a different class of shares.

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     The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. These examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

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  Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, if you do not plan to hold your shares for six years or more), you should consider investing in Class C shares. That is because of the effect of the initial sales charge on Class A shares or the Class B contingent deferred sales charge if you redeem within six years.
  Investing for the Longer Term. If you are investing less than $100,000 for the longer term and do not expect to need access to your money for six years or more, Class B shares may be appropriate.
  Amount of Your Investment. Your choice will also depend on how much you plan to invest. For shorter-term investments of less than $100,000, Class C shares might be the appropriate choice because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares you redeem after holding them for one year or more. However, if you plan to invest more than $100,000, and as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because over time the ongoing asset-based sales charge on Class C shares will have a greater impact on your account than the reduced front-end sales charge available for Class A share purchases of $100,000 or more. If you invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold you r shares.
     The Distributor normally will not accept purchase orders from a single investor for more than $100,000 of Class B shares or for $1 million or more of Class C shares. Dealers or other financial intermediaries are responsible for determining the suitability of a particular share class for an investor.

Are There Differences in Account Features That Matter to You? Some account features may not be available for all share classes. Other features may not be advisable because of the effect of the contingent deferred sales charge. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.

How Do Share Classes Affect Payments to Your Financial Intermediary? The Class B, Class C, and Class N contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge or contingent deferred sales charge on Class A shares: to compensate the Distributor for concessions and expenses it pays to brokers, dealers and other financial intermediaries for selling Fund shares. Those financial intermediaries may receive different compensation for selling different classes of shares. The Manager or Distributor may also pay dealers or other financial intermediaries additional amounts from their own resources based on the value of Fund shares held by the intermediary for its own account or held for its customers' accounts. For more information about those payments, see "Payments to Financial Intermediaries and Service Providers" below.

ABOUT CLASS A SHARES. Class A shares are sold at their offering price, which is the net asset value of the shares (described below) plus, in most cases, an initial sales charge. The Fund receives the amount of your investment, minus the sales charge, to invest for your account. In some cases, Class A purchases may qualify for a reduced sales charge or a sales charge waiver, as described below and in the Statement of Additional Information.

The Class A sales charge rate varies depending on the amount of your purchase. A portion or all of the sales charge may be retained by the Distributor or paid to your broker, dealer or other financial intermediary as a concession. The current sales charge rates and concessions paid are shown in the table below. There is no initial sales charge on Class A purchases of $1 million or more, but a contingent deferred sales charge (described below) may apply.

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Amount of Purchase	Front-End Sales Charge As a Percentage of Offering Price	Front-End Sales Charge As a Percentage of Net Amount Invested	Concession As a Percentage of Offering Price
Less than $50,000	4.75%	4.98%	4.00%
$50,000 or more but less than $100,000	4.50%	4.71%	3.75%
$100,000 or more but less than $250,000	3.50%	3.63%	2.75%
$250,000 or more but less than $500,000	2.50%	2.56%	2.00%
$500,000 or more but less than $1 million	2.00%	2.04%	1.60%
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Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

Reduced Class A Sales Charges. Under a "Right of Accumulation" or a "Letter of Intent" you may be eligible to buy Class A shares of the Fund at the reduced sales charge rates that would apply to a larger purchase. The Fund reserves the right to modify or to cease offering these programs at any time.

  Right of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making, you can add the value of shares that you and your spouse currently own, and other purchases that you are currently making, to the value of your Class A share purchase of the Fund. You may count Class A, Class B and Class C shares of the Fund and other Oppenheimer funds and Class A, Class B, Class C, Class G and Class H units in adviser sold Section 529 plans, for which the Manager or the Distributor serves as the "Program Manager" or "Program Distributor." The Distributor or the financial intermediary through which you are buying shares will determine the value of the shares you currently own based on the greater of their current offering price or the amount you paid for the shares. For purposes of calculating that value, the Distributor will only take into consideration the value of shares owned as of December 31, 2007 and any shares purchased subsequently. The value of any shares that you have redeemed and the value of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which you have not paid a sales charge will not be counted for this purpose.  In totaling your holdings, you may count shares held in:
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       ° your individual accounts (including IRAs, 403(b) plans and eligible 529 plans),
       ° your joint accounts with your spouse,
       ° accounts you or your spouse hold as trustees or custodians on behalf of your children who are minors.

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        A fiduciary can apply a right of accumulation to all shares purchased for a trust, estate or other fiduciary account that has multiple accounts (including employee benefit plans for the same employer and Single K plans for the benefit of a sole proprietor).

        If you are buying shares directly from the Fund, you must inform the Distributor of your eligibility and holdings at the time of your purchase in order to qualify for the Right of Accumulation. If you are buying shares through a financial intermediary you must notify the intermediary of your eligibility for the Right of Accumulation at the time of your purchase.

        To count shares held in accounts at other firms, you may be requested to provide the Distributor or your current financial intermediary with a copy of account statements showing your current holdings of the Fund, other eligible Oppenheimer funds or qualifying 529 plans. Shares purchased under a Letter of Intent may also qualify as eligible holdings under a Right of Accumulation.

  Letter of Intent. You may also qualify for reduced Class A sales charges by submitting a Letter of Intent to the Distributor. A Letter of Intent is a written statement of your intention to purchase a specified value of Class A, Class B or Class C shares of the Fund or other Oppenheimer funds or Class A, Class B, Class C, Class G or Class H unit purchases in adviser sold Section 529 plans, for which the Manager or Distributor serves as the Program Manager or Program Distributor, over a 13-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to your Class A share purchases during that period. You must notify the Distributor or your financial intermediary of any qualifying 529 plan purchases or purchases through other financial intermediaries.

        Purchases of Class N or Class Y shares, purchases made by reinvestment of dividends or capital gains distributions from other Oppenheimer funds, purchases of Class A shares with redemption proceeds under the "reinvestment privilege" described below, and purchases of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as "qualified shares" for satisfying the terms of a Letter.

        Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not complete the anticipated purchases, you will be charged the difference between the sales charge that you paid and the sales charge that would apply to the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Fund's Transfer Agent for this purpose. Please refer to "How to Buy Shares – Letters of Intent" in the Fund's Statement of Additional Information for more complete information. You may also be able to apply the Right of Accumulation to purchases you make under a Letter of Intent.

Class A Contingent Deferred Sales Charge. Although there is no initial sales charge on Class A purchases of shares of one or more of the Oppenheimer funds totaling $1 million or more, those Class A shares may be subject to a 1.0% contingent deferred sales charge if they are redeemed within an 18-month "holding period" measured from the beginning of the calendar month in which they were purchased (except for shares purchased in certain retirement plans, as described below). That sales charge will be calculated on the lesser of the original net asset value of the redeemed shares at the time of purchase or the aggregate net asset value of the redeemed shares at the time of redemption.

The Class A contingent deferred sales charge does not apply to shares purchased by the reinvestment of dividends or capital gain distributions and will not exceed the aggregate amount of the concessions the Distributor pays on all of your purchases of Class A shares, of all Oppenheimer funds, that are subject to the contingent deferred sales charge.

The Distributor pays concessions from its own resources equal to 1.0% of Class A purchases of $1 million or more (other than purchases by certain retirement plans). The concession will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge and concession.

Class A Purchases by Certain Retirement Plans. There is no initial sales charge on purchases of Class A shares of the Fund by retirement plans that have $1 million or more in plan assets or by certain retirement plans or platforms offered through financial intermediaries or other service providers.

In addition, there is no contingent deferred sales charge on redemptions of certain Class A retirement plan shares offered through financial intermediaries or other service providers. There is no contingent deferred sales charge on redemptions of Class A group retirement plan shares except for shares of certain group retirement plans that were established prior to March 1, 2001 ("grandfathered retirement plans"). Shares purchased in grandfathered retirement plans are subject to the contingent deferred sales charge if they are redeemed within 18 months after purchase.

The Distributor does not pay a concession on Class A retirement plan purchases except on purchases by grandfathered retirement plans and plans that have $5 million or more in plan assets. The concession for grandfathered retirement plan purchases is 0.25%. For purchases of Class A shares by retirement plans that have $5 million or more in plan assets (within the first six months from the time the account was established), the Distributor may pay financial intermediaries concessions equal to 0.25% of the purchase price from its own resources at the time of sale. Those payments are subject to certain exceptions described in "Retirement Plans" in the Statement of Additional Information.

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ABOUT CLASS B SHARES. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years from the beginning of the calendar month in which they were purchased, a contingent deferred sales charge will be deducted from the redemption proceeds. Class B shares are also subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.75%. The Class B contingent deferred sales charge and asset-based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class B shares.

The amount of the Class B contingent deferred sales charge will depend on the number of years since you invested, according to the following schedule:

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Years since Beginning of Month in Which Purchase Order was Accepted	Contingent Deferred Sales Charge on Redemptions in That Year (As % of Amount Subject to Charge)
0-1	5.0%
1-2	4.0%
2-3	3.0%
3-4	3.0%
4-5	2.0%
5-6	1.0%
More than 6	None
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In the table, a "year" is a 12-month period. In applying the contingent deferred sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares six years (72 months) after you purchase them. This conversion eliminates the Class B asset-based sales charge, however, the shares will be subject to the ongoing Class A fees and expenses. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares that you hold convert to Class A shares, all other Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert. For further information on the conversion feature and its tax implications, see "Class B Conversion" in the Statement of Additional Information.

ABOUT CLASS C SHARES. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a 12 month "holding period" from the beginning of the calendar month in which they were purchased, a contingent deferred sales charge of 1.00% may be deducted from the redemption proceeds. Class C shares are also subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.75%. The Class C contingent deferred sales charge and asset-based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class C shares.

ABOUT CLASS N SHARES. Class N shares are offered to retirement plans (including IRAs and 403(b) plans) that purchase $500,000 or more of Oppenheimer funds Class N shares or to group retirement plans (which do not include IRAs and 403(b) plans) held in omnibus accounts that have assets of $500,000 or more or have 100 or more eligible participants. See "Availability of Class N shares" in the Statement of Additional Information for other circumstances in which Class N shares are available for purchase.

Class N shares are sold at net asset value without an initial sales charge. Class N shares are subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.25%. A contingent deferred sales charge of 1.00% will be imposed on the redemption of Class N shares, if:

  The group retirement plan is terminated, or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan, and the Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund; or
  Class N shares are redeemed within 18 months after an IRA or 403(b) plan's first purchase of Class N shares of any Oppenheimer fund.

Retirement plans that offer Class N shares may impose charges on plan participant accounts. For more information about buying and selling shares through a retirement plan, see the section "Investment Plans and Services - Retirement Plans" below.

ABOUT CLASS Y SHARES. Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with the Distributor for that purpose. They may include insurance companies, registered investment companies, employee benefit plans and Section 529 plans, among others.

An institutional investor that buys Class Y shares for its customers' accounts may impose charges on those accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent at their Colorado office) and some of the special account features available to investors buying other classes of shares do not apply to Class Y shares. Instructions for buying, selling, exchanging or transferring Class Y shares must be submitted by the institutional investor, not by its customers for whose benefit the shares are held.

Present and former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y shares of the Fund.

The Price of Fund Shares

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Shares may be purchased at their offering price which is the net asset value per share plus any initial sales charge that applies. Shares are redeemed at their net asset value per share less any contingent deferred sales charge that applies. The net asset value that applies to a purchase or redemption order is the next one calculated after the Distributor receives the order, in proper form as described in this prospectus, or after any agent appointed by the Distributor receives the order in proper form as described in this prospectus. Your financial intermediary can provide you with more information regarding the time you must submit your purchase order and whether the intermediary is an authorized agent for the receipt of purchase and redemption orders.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of the New York Stock Exchange (NYSE), on each day the NYSE is open for trading (referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some days.

The Fund determines the net assets of each class of shares by subtracting the class-specific expenses and the amount of the Fund's liabilities attributable to the share class from the value of the securities and other assets attributable to the share class. The Fund's "other assets" might include, for example, cash and interest or dividends from its portfolio securities that have been accrued but not yet collected. The Fund's securities are valued primarily on the basis of current market quotations.

The net asset value per share for each share class is determined by dividing the net assets of the class by the number of outstanding shares of that class.

       Fair Value Pricing . If market quotations are not readily available or (in the Manager's judgment) do not accurately reflect the fair value of a security, or if after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund's net asset value is calculated that day, an event occurs that the Manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that security may be valued by another method that the Board believes would more accurately reflect the security's fair value.

In determining whether current market prices are readily available and reliable, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities. It seeks to identify significant events that it believes, in good faith, will affect the market prices of the securities held by the Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster).

The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Manager's "Valuation Committee." Those determinations may include consideration of recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. Fair value determinations by the Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined.

The Fund's use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the Fund determines its net asset value per share.

       Pricing Foreign Securities. The Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its foreign portfolio holdings, significant events, including broad market movements, may occur during that time that could potentially affect the values of foreign securities held by the Fund.

The Manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets after the close of foreign securities markets. The Manager's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments may change on days when investors cannot buy or redeem Fund shares.

Contingent Deferred Sales Charge. If you redeem shares during their applicable contingent deferred sales charge holding period, the contingent deferred sales charge generally will be deducted from the redemption proceeds. In some circumstances you may be eligible for one of the waivers described in "Sales Charge Waivers" below and in the "Special Sales Charge Arrangements and Waivers" Appendix to the Statement of Additional Information. You must advise the Transfer Agent or your financial intermediary of your eligibility for a waiver when you place your redemption request.

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A contingent deferred sales charge will be based on the net asset value of the redeemed shares at the time of redemption or the original net asset value, whichever is lower. A contingent deferred sales charge is not imposed on:

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  any increase in net asset value over the initial purchase price, shares purchased by the reinvestment of dividends or capital gains distributions, or shares eligible for a sales charge waiver (see "Sales Charge Waivers" below).

The Fund redeems shares in the following order:

  shares acquired by the reinvestment of dividends or capital gains distributions, other shares that are not subject to the contingent deferred sales charge, and shares held the longest during the holding period.
 You are not charged a contingent deferred sales charge when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange your shares within the applicable holding period, your original holding period will carry over to the shares you acquire, even if the new fund has a different holding period.

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SALES CHARGE WAIVERS. The Fund and the Distributor offer the following opportunities to purchase shares without front-end or contingent deferred sales charges. The Fund reserves the right to amend or discontinue these programs at any time without prior notice.

  Dividend Reinvestment. Dividends or capital gains distributions may be reinvested in shares of the Fund, or any of the other Oppenheimer funds into which shares of the Fund may be exchanged, without a sales charge.
  Exchanges of Shares. There is no sales charge on exchanges of shares except for exchanges of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which you have not paid a sales charge.
  Reinvestment Privilege. There is no sales charge on reinvesting the proceeds from redemptions of Class A shares or Class B shares that occurred within the previous six months if you paid an initial or contingent deferred sales charge on the redeemed shares. This reinvestment privilege does not apply to reinvestment purchases made through automatic investment options. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for the waiver at the time you submit your purchase order.
 In addition, the "Special Sales Charge Arrangements and Waivers" Appendix to the Statement of Additional Information provides detailed information about certain other initial sales charge and contingent deferred sales charge waivers and arrangements. A description of those sales charge waivers and arrangements is available for viewing on the OppenheimerFunds website at www.oppenheimerfunds.com (follow the hyperlink "Sales Charges & Breakpoints," under the heading "Fund Information") and may also be ordered by calling 1.800.225.5677. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for one of those waivers at the time you submit your purchase order or redemption request.

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How to Buy, Sell and Exchange Shares

BUYING SHARES. You can buy shares in several ways. The Distributor has appointed certain financial intermediaries, including brokers, dealers and others, as servicing agents to accept purchase and redemption orders. The Distributor or servicing agent must receive your order, in proper form, by the close of the NYSE for you to receive that day's offering price. If your order is received on a day when the NYSE is closed or after it has closed, the order will receive the next offering price that is determined. To be in proper form, your purchase order must comply with the procedures described below. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

Buying Shares Through a Financial Intermediary. You can buy shares through any servicing agent (a broker, dealer, or other financial intermediary) that has a sales agreement with the Distributor. Your servicing agent will place your order with the Distributor on your behalf. A servicing agent may charge a processing fee for that service. Your account information will be shared with the financial intermediary designated as the dealer of record for the account.

Buying Shares Through the Distributor. We recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you. If you want to purchase shares directly from the Distributor, complete an OppenheimerFunds new account application and mail it with a check payable in U.S. dollars to "OppenheimerFunds Distributor, Inc." to the address on the back cover. If you do not list a dealer on your application, the Distributor is designated as the broker-dealer of record, but solely for the purpose of acting as your agent to purchase the shares and Class A shares are your only purchase option. Class B, Class C or Class N shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. However, if a current investor no longer has a broker-dealer of record for an existing Class B, C lass C or Class N account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as your agent to purchase the shares. If you submit a purchase request to the Distributor without designating the Fund you wish to invest in, your investments will be made in Class A shares of Oppenheimer Money Market Fund, Inc. This policy does not apply to purchases by or for certain retirement plans or accounts. For more information regarding undesignated investments, please call the Transfer Agent at the number on the back cover of this prospectus.

  Involuntary Redemptions. In some circumstances, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

Identification Requirements. Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business, and your Social Security Number, Employer Identification Number or other government-issued identification when you open an account. Additional information may be required to open a corporate account or in certain other circumstances. The Fund or the Transfer Agent may use this information to verify your identity. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of verifying your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.

Suspension of Share Offering. The offering of Fund shares may be suspended during any period in which the determination of net asset value is suspended, and may be suspended by the Board at any time the Board believes it is in the Fund's best interest to do so.

SELLING SHARES. You can generally redeem (sell) some or all of your shares on any regular business day. You may redeem your shares by writing a letter, by wire, by telephone or on the Internet. You can also set up an Automatic Withdrawal Plan to redeem shares on a regular basis. The redemption of Fund shares may be suspended under certain circumstances described in the Statement of Additional Information. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call your financial intermediary or the Transfer Agent for assistance.

Redemption Price. Your shares will be redeemed at net asset value less any applicable sales charge or other fees. The net asset value used will be the next one calculated after your order is received, in proper form, by the Transfer Agent or your authorized financial intermediary. To be in proper form, your redemption order must comply with the procedures described below. The redemption price for shares will change from day-to-day because the value of the securities in the Fund's portfolio and the Fund's expenses fluctuate. The redemption price will normally differ for each class of shares. The redemption price of your shares may be more or less than their original cost.

Redemptions "In-Kind." Shares may be "redeemed in-kind" under certain circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). That means that the redemption proceeds will be paid in securities from the Fund's portfolio on a pro-rata basis, possibly including illiquid securities. If the Fund redeems your shares in-kind, you may bear transaction costs and will bear market risks until such securities are converted into cash.

Options for Receiving Redemption Proceeds:

  By Check. The Fund will normally send redemption proceeds by check to the address on your account statement.
  By AccountLink. If you have linked your Fund account to your bank account with AccountLink (described below), you may have redemption proceeds transferred directly into your account. Normally the transfer to your bank is initiated on the bank business day after the redemption. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transferred.
  By Wire. You can arrange to have redemption proceeds sent by Federal Funds wire to an account at a bank that is a member of the Federal Reserve wire system. The redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transmitted.
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Checkwriting. Effective January 1, 2011, shareholders will no longer be able to establish checkwriting for a new or existing account, and will no longer be able to order additional checks for accounts with checkwriting privileges established before January 1, 2011. The following applies to shareholders that established checkwiting privileges before January 1, 2011.

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  Beginning June 1, 2011, the Transfer Agent will no longer accept check drafts to redeem shares from your account. Check drafts received on or after this date will be returned without payment.
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  Checks may be written to the order of whomever you wish, but may not be cashed at the bank the checks are payable through or by the Fund's custodian bank.
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  Checks must be written for at least $500. Checks will not be accepted if they are written for less than $500, including checks that indicate a $100 minimum.
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  Checks cannot be paid if they are written for more than your account value. Remember, your account may fluctuate in value and you should not write a check close to the total account value.
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  You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 5 business days.
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  Checkwriting privileges are not available for accounts holding shares that are subject to a contingent deferred sales charge.
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  Checkwriting privileges are not available for shares that are held in a retirement account.
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Payment Delays. Payment for redeemed shares is usually made within seven days after the Transfer Agent receives redemption instructions in proper form. For accounts registered in the name of a broker-dealer, payment will normally be forwarded to the broker-dealer within three business days. The Transfer Agent may delay processing redemption payments for recently purchased shares until the purchase payment has cleared. That delay may be as much as five business days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check. Under unusual circumstances, the right to redeem shares or the payment of redemption proceeds may be delayed or suspended as permitted under the Investment Company Act of 1940.

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THE OPPENHEIMERFUNDS EXCHANGE PRIVILEGE. You can exchange all or part of your Fund shares for shares of the same class of other Oppenheimer funds that offer the exchange privilege. For example, you can exchange Class A shares of the Fund only for Class A shares of another fund. You can obtain a list of the Oppenheimer funds that are currently available for exchanges by calling a service representative at the telephone number on the back of this prospectus. The funds available for exchange can change from time to time. The Fund may amend, suspend or terminate the exchange privilege at any time. You will receive 60 days' notice of any material change in the exchange privilege unless applicable law allows otherwise.

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The OppenheimerFunds exchange privilege affords investors the ability to switch their investments among Oppenheimer funds if their investment needs change. However, there are limits on that privilege. Frequent purchases, redemptions and exchanges of Fund shares may interfere with the Manager's ability to manage the Fund's investments efficiently, increase its transaction and administrative costs and/or affect its performance, depending on various factors, such as the size of the Fund, the nature of its investments, the amount of Fund assets a portfolio manager maintains in cash or cash equivalents, the aggregate dollar amount and the number and frequency of trades.

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If large dollar amounts are involved in exchange or redemption transactions, the Fund might be required to sell portfolio securities at unfavorable times to meet those transaction requests, and the Fund's brokerage or administrative expenses might be increased. Therefore, the Manager and the Fund's Board have adopted the following policies and procedures to detect and prevent frequent and/or excessive exchanges or purchase and redemption activity, while addressing the needs of investors who seek liquidity in their investment and the ability to exchange shares as their investment needs change. There is no guarantee that those policies and procedures, described below, will be sufficient to identify and deter all excessive short-term trading.

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Limitations on Frequent Exchanges

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30-Day Hold.  If a direct shareholder exchanges shares of another Oppenheimer fund account for shares of the Fund, his or her Fund account will be "blocked" from exchanges into any other fund for a period of 30 calendar days from the date of the exchange, subject to certain exceptions described below. Likewise, if a Fund shareholder exchanges Fund shares for shares of another eligible Oppenheimer fund, that fund account will be "blocked" from further exchanges for 30 calendar days, subject to the exception described below. The block will apply to the full account balance and not just to the amount exchanged into the account. For example, if a shareholder exchanged $2,000 from one fund into another fund in which the shareholder already owned shares worth $10,000, then, following the exchange and assuming no exception applied, the full account balance ($12,000 in this example) would be blocked from exc hanges into another fund for a period of 30 calendar days. A shareholder whose account is registered on the Fund's books showing the name, address and tax ID number of the beneficial owner is a "direct shareholder."

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Exceptions to 30-Day Hold

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  Exchanges Into Money Market Funds. A direct shareholder will be permitted to exchange shares of a stock or bond fund for shares of an eligible money market fund any time, even if the shareholder has exchanged shares into the stock or bond fund during the prior 30 days. However, until June 1, 2011 all of the shares held in that money market fund would then be blocked from further exchanges into another fund for 30 calendar days. Beginning June 1, 2011, subsequent exchanges from that money market fund into another fund will not be subject to the 30 calendar day block, but will continue to be monitored for excessive activity and the Transfer Agent may limit or refuse any exchange order from a money market fund in its discretion pursuant to the exchange policy of that fund.
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  Dividend Reinvestments and Class B Share Conversions. The reinvestment of dividends or distributions from one fund to purchase shares of another fund and the conversion of Class B shares into Class A shares will not be considered exchanges for purposes of imposing the 30-day limit.
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  Asset Allocation Programs. Investment programs by Oppenheimer "funds of funds" that entail rebalancing investments in underlying Oppenheimer funds will not be subject to these limits. However, third-party asset allocation and rebalancing programs will be subject to the 30-day limit described above. Asset allocation firms that want to exchange shares held in accounts on behalf of their customers must identify themselves to the Transfer Agent and execute an acknowledgement and agreement to abide by these policies with respect to their customers' accounts. "On-demand" exchanges outside the parameters of portfolio rebalancing programs will also be subject to the 30-day limit.
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  Automatic Exchange Plans. Accounts that receive exchange proceeds through automatic or systematic exchange plans that are established through the Transfer Agent will not be subject to the 30-day block as a result of those automatic or systematic exchanges but may be blocked from exchanges, under the 30-day limit, if they receive proceeds from other exchanges.
  Redemptions of Shares. These exchange policy limits do not apply to redemptions of shares. Shareholders are permitted to redeem their shares on any regular business day, subject to the terms of this prospectus.

Limitations on Exchanges in Omnibus Accounts. If you hold your Fund shares through a financial advisor or other firm such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or a trustee of a retirement plan that holds your shares in an account under its name (these are sometimes referred to as "omnibus" or "street name" accounts), that financial intermediary may impose its own restrictions or limitations to discourage short-term or excessive trading. You should consult your financial intermediary to find out what trading restrictions, including limitations on exchanges, may apply. The Fund, the Distributor, the Manager and the Transfer Agent encourage those financial intermediaries to apply the Fund's policies to their customers who invest indirectly in the Fund. However, the Transfer Agent may not be able to detect excessive short-term trading activity in accounts maintained in "omnibus" or "street name" form where the underlying beneficial owners are not identified. The Transfer Agent will attempt to monitor overall purchase and redemption activity in those accounts to seek to identify patterns that may suggest excessive trading by the underlying owners. If evidence of possible excessive trading activity is observed by the Transfer Agent, the financial intermediary that is the registered owner will be asked to review the account activity, and to confirm to the Transfer Agent and the Fund that appropriate action has been taken to curtail any excessive trading activity.

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Other Limitations on Exchanges. There are a number of other special conditions and limitations that apply to certain types of exchanges. Those conditions and circumstances are described in the section "How to Exchange Shares" in the Statement of Additional Information. For information about sales charges that may apply to exchanges of shares see the sections "Contingent Deferred Sales Charge" and "Sales Charge Waivers" in this prospectus.

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Requirements for Exchanges of Shares. To exchange shares of the Fund, you must meet several conditions. The Fund may amend the following requirements at any time:

  Shares of the fund selected for exchange must be available for sale in your state of residence.
  The selected fund must offer the exchange privilege.
  You must meet the minimum purchase requirements for the selected fund.
  Generally, exchanges may be made only between identically registered accounts, unless all account owners send written exchange instructions with a signature guarantee.
  Before exchanging into a fund, you should obtain its prospectus and should read it carefully.

Timing of Exchange Transactions. Exchanged shares are normally redeemed from one fund and the proceeds are reinvested in the fund selected for exchange on the same regular business day on which the Transfer Agent or its agent (such as a financial intermediary holding the investor's shares in an "omnibus" or "street name" account) receives an exchange request that conforms to these policies. The request must be received by the close of the NYSE that day in order to receive that day's net asset value on the exchanged shares. For requests received after the close of the NYSE the shares being exchanged will be valued at the next net asset value calculated after the request is received. The Transfer Agent may delay transmitting the proceeds from an exchange for up to five business days, however, if it determines, in its discretion, that an earlier transmittal of the redemption proceeds would be detrimental to either th e fund from which shares are being exchanged or the fund into which the exchange is being made. The exchange proceeds will be invested in the new fund at the next net asset value calculated after the proceeds are received. In the event that a delay in the reinvestment of proceeds occurs, the Transfer Agent will notify you or your financial intermediary.

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Taxes on Exchanges. For tax purposes, an exchange of shares of the Fund is considered a sale of those shares and a purchase of the shares of the fund into which you are exchanging. Therefore, an exchange may result in a capital gain or loss for tax purposes.

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OTHER LIMITS ON SHARE TRANSACTIONS. The Fund may impose other limits on transactions that it believes would be disruptive and may refuse any purchase or exchange order.

  Right to Refuse Purchase and Exchange Orders. The Distributor and/or the Transfer Agent may refuse any purchase or exchange order in their discretion and are not obligated to provide notice before rejecting an order.
  Right to Terminate or Suspend Account Privileges. The Transfer Agent may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policies outlined in this prospectus. As part of the Transfer Agent's procedures to detect and deter excessive trading activity, the Transfer Agent may review and consider the history of frequent trading activity in all accounts in the Oppenheimer funds known to be under common ownership or control. The Transfer Agent may send a written warning to a shareholder that the Transfer Agent believes may be engaging in disruptive or excessive trading activity; however, the Transfer Agent reserves the right to suspend or terminate the ability to purchase or exchange shares, with or without warning, for any account that the Transfer Agent determines, in the exercise of its dis cretion, has engaged in such trading activity.
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SUBMITTING SHARE TRANSACTION REQUESTS. Share transactions may be requested by telephone or internet, in writing, through your financial advisor, or by establishing one of the Investor Services plans described below. Certain transactions may also be submitted by fax.

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Internet and Telephone Transaction Requests. Purchase, redemption and exchange requests may be submitted on the OppenheimerFunds website, www.oppenheimerfunds.com. Those requests may also be made by calling the telephone number on the back cover and either speaking to a service representative or accessing PhoneLink, the OppenheimerFunds automated telephone system that enables shareholders to perform certain account transactions automatically using a touch-tone phone.

You will need to obtain a user I.D. and password to execute transactions through PhoneLink or on the internet. Some internet and telephone transactions require the Oppenheimer AccountLink feature, described below, that links your Fund account with an account at a U.S. bank or other financial institution. The Transfer Agent will record any telephone calls to verify data concerning transactions.

The following policies apply to internet and telephone transactions:

  Purchases through AccountLink that are submitted through PhoneLink or on the internet are limited to $100,000.
  Purchases through AccountLink that are submitted by calling a service representative are limited to $250,000.
  Redemptions that are submitted by telephone or on the internet and request the proceeds to be paid by check, must be made payable to all owners of record of the shares and must be sent to the address on the account statement. Telephone or internet redemptions paid by check may not exceed $100,000 in any seven-day period. This service is not available within 15 days of changing the address on an account.
  Redemptions by telephone or on the internet that are sent to your bank account through AccountLink are not subject to any dollar limits.
  Exchanges submitted by telephone or on the internet may be made only between accounts that are registered with the same name(s) and address.
  Shares for which share certificates have been issued may not be redeemed or exchanged by telephone or on the internet.
  Shares held in an OppenheimerFunds-sponsored qualified retirement plan account may not be redeemed or exchanged by telephone or on the internet.

     The Transfer Agent has adopted procedures to confirm that telephone and internet instructions are genuine. Callers are required to provide service representatives with tax identification numbers and other account data and PhoneLink and internet users are required to use PIN numbers. The Transfer Agent will also send you written confirmations of share transactions. The Transfer Agent and the Fund will not be liable for losses or expenses that occur from telephone or internet instructions reasonably believed to be genuine.

Telephone or internet transaction privileges may be modified, suspended or terminated by the Fund at any time. The Fund will provide you notice of such changes whenever it is required to do so by applicable law.

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Purchases and Redemptions by Federal Funds Wire.  Shares purchased through the Distributor may be paid for by Federal Funds wire. Redemption proceeds may also be transmitted by wire. The minimum wire purchase or redemption is $2,500. There is a $10 fee for each wire redemption request. Before sending a wire purchase, call the Distributor's Wire Department at 1.800.225.5677 to notify the Distributor of the wire and to receive further instructions. To set up wire redemptions on your account or to arrange for a wire redemption, call the Transfer Agent at the telephone number on the back of this prospectus for information.

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Written Transaction Requests. You can send purchase, exchange or redemption requests to the Transfer Agent at the address on the back cover. Your request must include:

  The Fund's name;
  For existing accounts, the Fund account number (from your account statement);
  For new accounts, a completed account application;
  For purchases, a check payable to the Fund or to OppenheimerFunds Distributor, Inc.;
  For redemptions, any special payment instructions;
  For redemptions or exchanges, the dollar amount or number of shares to be redeemed or exchanged;
  For redemptions or exchanges, any share certificates that have been issued (exchanges or redemptions of shares for which certificates have been issued cannot be processed until the Transfer Agent receives the certificates);
  For individuals, the names and signatures of all registered owners exactly as they appear in the account registration;
  For corporations, partnerships or other businesses or as a fiduciary, the name of the entity as it appears in the account registration and the names and titles of any individuals signing on its behalf; and
  Other documents requested by the Transfer Agent to assure that the person purchasing, redeeming or exchanging shares is properly identified and has proper authorization to carry out the transaction.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee. A notary public seal will not be accepted for these requests (other situations might also require a signature guarantee):

  You wish to redeem more than $100,000 and receive a check;
  The redemption check is not payable to all shareholders listed on the account statement;
  The redemption check is not sent to the address of record on your account statement;
  Shares are being transferred to a Fund account with a different owner or name; or
  Shares are being redeemed by someone (such as an Executor) other than the owners.

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a signature guarantee from a number of financial institutions, including:

  a U.S. bank, trust company, credit union or savings association, a foreign bank that has a U.S. correspondent bank,
  a U.S. registered dealer or broker in securities, municipal securities or government securities, or a U.S. national securities exchange, a registered securities association or a clearing agency.

Fax Requests. You may send requests for certain types of account transactions to the Transfer Agent by fax. Please call the number on the back of this prospectus for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as the written, telephone and internet requests described in this prospectus.  However, requests that require a signature guarantee may not be submitted by fax.

Submitting Transaction Requests Through Your Financial Intermediary. You can submit purchase, redemption or exchange requests through any broker, dealer or other financial intermediary that has a special agreement with the Distributor. The broker, dealer or other intermediary will place the order with the Distributor on your behalf. A broker or dealer may charge a processing fee for that service. If your shares are held in the name of your financial intermediary, you must redeem them through that intermediary.

Intermediaries that perform account transactions for their clients by participating in "Networking" through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the intermediary performs any transaction erroneously or improperly.

Client Account Exchanges by Financial Intermediaries. The Fund and the Transfer Agent permit brokers, dealers and other financial intermediaries to submit exchange requests on behalf of their customers, unless that authority has been revoked. The Fund or the Transfer Agent may limit or refuse exchange requests submitted by such financial intermediaries if, in the Transfer Agent's judgment, exercised in its discretion, the exchanges would be disruptive to any of the funds involved in the transaction.

INVESTMENT PLANS AND SERVICES

AccountLink. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. AccountLink lets you:

  transmit funds electronically to purchase shares by internet, by telephone or automatically through an Asset Builder Plan. The purchase payment will be debited from your bank account.
  have the Transfer Agent send redemption proceeds or dividends and distributions directly to your bank account.

     AccountLink privileges should be requested on your account application or on your broker-dealer's settlement instructions if you buy your shares through a broker-dealer. For an established account, you can request AccountLink privileges by sending signature-guaranteed instructions and proper documentation to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on the account as well as to the financial intermediary's representative of record unless and until the Transfer Agent terminates or receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change you make to your bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders on the account. Please call the Transfer Agent for more info rmation.

Asset Builder Plan. Under an Asset Builder Plan, you may purchase shares of the Fund automatically. An Asset Builder Plan is available only if you have established AccountLink with a bank or other financial institution. Payments to purchase Fund shares will be debited from your linked account.

To establish an Asset Builder Plan at the time you initially purchase Fund shares, complete the "Asset Builder Plan" information on the account application. To add an Asset Builder Plan to an existing account, use the Asset Builder Enrollment Form. You may change the amount of your Asset Builder payment or you can terminate your automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement the requested changes. For more details, see the account application, the Asset Builder Enrollment Form and the Statement of Additional Information. Those documents are available by contacting the Distributor or may be downloaded from our website at www.oppenheimerfunds.com. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder Plans at any time without pr ior notice.

Automatic Redemption and Exchange Plans. The Fund has several plans that enable you to redeem shares automatically or exchange them for shares of another Oppenheimer fund on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

Retirement Plans. The Distributor offers a number of different retirement plans that individuals and employers can use. The procedures for buying, selling, exchanging and transferring shares, and the account features applicable to other share classes, generally do not apply to Class N shares offered through a group retirement plan. However, the time that transaction requests must be received in order to purchase, redeem or exchange shares at the net asset value calculated on any business day is the same for all share classes. Purchase, redemption, exchange and transfer requests for a group retirement plan must be submitted by the plan administrator, not by plan participants. Retirement plans that hold shares of Oppenheimer funds in an omnibus account for the benefit of plan participants (other than OppenheimerFunds-sponsored Single DB Plus plans) are not permitted to make initial purchases of Class A shares that w ould be subject to a contingent deferred sales charge. Class B shares are not offered to new omnibus group retirement plans. The types of retirement plans that the Distributor offers include:

  Individual Retirement Accounts (IRAs). These include regular IRAs, Roth IRAs, SIMPLE IRAs and rollover IRAs.
  SEP-IRAs. These are Simplified Employee Pension Plan IRAs for small business owners or self-employed individuals.
  403(b)(7) Custodial Plans. These are tax-deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations.
  401(k) Plans. These are special retirement plans for employees of businesses.
  Pension and Profit-Sharing Plans. These plans are designed for businesses and self-employed individuals.

Retirement Plan Accounts. To open an OppenheimerFunds retirement plan account, please call the Distributor for retirement plan documents, which include applications and important plan information.

Less Paper, Less Waste. To avoid sending duplicate copies of Fund materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called "householding," benefits the Fund through lower printing costs and reduced mailing expense.

If you prefer to receive multiple copies of these materials, you may call the Transfer Agent at the number on the back of this prospectus or you may notify the Transfer Agent in writing. Multiple copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.

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You may also choose to receive your account documents electronically via eDocs Direct. Visit our website at www.oppenheimerfunds.com and click the hyperlink "Sign Up for Electronic Document Delivery" under the heading "I want to..." in the left hand column, or call 1.888.470.0862 for information and instructions.

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DISTRIBUTION AND SERVICE (12b-1) PLANS

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Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares that reimburses the Distributor for a portion of the costs of maintaining accounts and providing services to Class A shareholders. Reimbursement is made periodically at an annual rate of up to 0.25% of the Class A shares daily net assets. The Distributor currently uses all of those fees to pay brokers, dealers, banks and other financial intermediaries for providing personal service and maintaining the accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Because the service fee is paid out of the Fund's assets on an ongoing basis, over time it will increase the cost of your investment.

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Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to pay the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the plans, the Fund pays the Distributor an asset-based sales charge for Class B and Class C shares calculated at an annual rate of 0.75% of the daily net assets of those classes and for Class N shares calculated at 0.25% of the daily net assets of that class. The Fund also pays a service fee under the plans at an annual rate of 0.25% of the daily net assets of Class B, Class C and Class N shares. Altogether, these fees increase the Class B and Class C shares annual expenses by 1.00% and increase the Class N shares annual expenses by 0.50%, calculated on the daily net assets of the applicable class . Because these fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than other types of sales charges.

     Use of Plan Fees: The Distributor uses the service fees to compensate brokers, dealers, banks and other financial intermediaries for maintaining accounts and providing personal services to Class B, Class C or Class N shareholders in the applicable share class. The Distributor normally pays intermediaries the 0.25% service fee in advance for the first year after shares are purchased and then pays that fee periodically.

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     Class B Shares: The Distributor currently pays a sales concession of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00% of the purchase price. The Distributor normally retains the Class B shares asset-based sales charge. However, for ongoing purchases of Class B shares by certain retirement plans, the Distributor may pay the intermediary the asset-based sales charge and service fee during the first year after purchase instead of paying a sales concession and the first year's service fees at the time of purchase. See the Statement of Additional Information for exceptions.

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     Class C Shares: At the time of a Class C share purchase, the Distributor generally pays financial intermediaries a sales concession of 0.75% of the purchase price from its own resources. Therefore, the total amount, including the advance of the service fee, that the Distributor pays the intermediary at the time of a Class C share purchase is 1.00% of the purchase price. The Distributor normally retains the asset-based sales charge on Class C share purchases during the first year and then pays that fee to the intermediary as an ongoing concession. For Class C share purchases in certain omnibus group retirement plans or through the OppenheimerFunds Record(k)eeper Pro program, the Distributor pays the intermediary the asset-based sales charge during the first year instead of paying a sales concession at the time of purchase. The Distributor pays the service fees it receives on those sh ares to the intermediary or to FASCore, LLC for providing shareholder services to those accounts. See the Statement of Additional Information for exceptions to these arrangements.

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     Class N Shares: At the time of a Class N share purchase, the Distributor generally pays financial intermediaries a sales concession of 0.75% of the purchase price from its own resources. Therefore, the total amount, including the advance of the service fee, that the Distributor pays the intermediary at the time of a Class N share purchase is 1.00% of the purchase price. The Distributor normally retains the asset-based sales charge on Class N shares. For Class N shares purchased in certain omnibus group retirement plans the Distributor may pay the intermediary the asset-based sales charge and service fee during the first year instead of paying a sales concession and the first year's service fees at the time of purchase. See the Statement of Additional Information for exceptions to these arrangements.

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PAYMENTS TO FINANCIAL INTERMEDIARIES AND SERVICE PROVIDERS. The Manager and the Distributor, in their discretion, may also make payments to brokers, dealers and other financial intermediaries or to service providers for distribution and/or shareholder servicing activities. Those payments are made out of the Manager's and/or the Distributor's own resources and/or assets, including from the revenues or profits derived from the advisory fees the Manager receives from the Fund. Those cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor and are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to these financial intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors. Payments by the Manager or Distributor from their own resources ar e not reflected in the tables in the "Fees and Expenses of the Fund" section of this prospectus because they are not paid by the Fund.

      The financial intermediaries that may receive those payments include firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for those activities. The financial intermediaries that may receive payments include your securities broker, dealer or financial advisor, sponsors of fund "supermarkets," sponsors of fee-based advisory or wrap fee programs, sponsors of college and retirement savings programs, banks, trust companies and other intermediaries offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sha ring payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority ("FINRA")) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary's sale of shares of the Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial in termediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

Payments may also be made by the Manager, the Distributor or the Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

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The Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor. Your broker, dealer or other financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your financial intermediary for details about any such payments it receives from the Manager or the Distributor and their affiliates, or any other fees or expenses it charges.

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Dividends, Capital Gains and Taxes

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DIVIDENDS AND DISTRIBUTIONS. The Fund intends to declare dividends from its net investment income on each regular business day and to pay them monthly. The Fund may also realize capital gains on the sale of portfolio securities, in which case it may make distributions out of any net short-term or long-term capital gains annually. The Fund may also make supplemental distributions of dividends and capital gains following the end of its fiscal year. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or capital gains distributions in a particular year.

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Dividends and distributions are paid separately for each share class. The dividends and capital gains distributions paid on Class A and Class Y shares will generally be higher than those on Class B, Class C and Class N shares, since those share classes normally have higher expenses than Class A and Class Y shares.

Options for Receiving Dividends and Distributions. When you open your Fund account, you can specify on your application how you want to receive distributions of dividends and capital gains. To change that option, you must notify the Transfer Agent. There are four payment options available:

  Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.
  Reinvest Only Dividends or Capital Gains. You can elect to reinvest some types of distributions in the Fund while receiving the other types of distributions by check or having them sent to your bank account through AccountLink. Different treatment is available for distributions of dividends, short-term capital gains and long-term capital gains.
  Receive All Distributions in Cash. You can elect to receive all dividends and capital gains distributions by check or have them sent to your bank through AccountLink.
  Reinvest Your Distributions in Another Oppenheimer Fund. You can reinvest all of your dividends and capital gains distributions in another Oppenheimer fund that is available for exchanges. You must have an existing account in the same share class in the selected fund.

TAXES. If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax consequences of investing in the Fund. Fund distributions, whether taken in cash or reinvested in additional shares of the Fund or another Oppenheimer fund, are subject to Federal income tax and may be subject to state or local taxes. Distributions paid from short-term capital gains and net investment income are taxable as ordinary income and distributions from net long-term capital gains are taxable as long-term capital gains no matter how long you have held your shares. Long-term capital gains of individuals and other non-corporate taxpayers are taxed at a special reduced rate.


In the case of individuals and other non-corporate taxpayers, for taxable years beginning before 2013, certain dividends (including certain dividends from foreign corporations) are taxable at the lower rate applicable to long-term capital gains. In the case of certain corporations, some dividends are eligible for the dividends-received deduction. To the extent the Fund's distributions are paid from these types of dividends, and provided certain other fund and shareholder level requirements are satisfied, the Fund's individual and non-corporate shareholders will be eligible to claim the reduced tax rate for the distributions and the Fund's corporate shareholders will be eligible to claim the dividends-received deduction.


Foreign countries may impose withholding and other taxes on the Fund's dividend and interest income. Provided that at the end of the fiscal year more than 50% of the Fund's assets are invested in stocks and securities of foreign corporations or governments, the Fund may make an election under the Internal Revenue Code allowing shareholders to take a credit or deduction on their Federal income tax returns for the foreign taxes paid by the Fund, subject to applicable limitations. If the Fund makes this election, shareholders must include in their income their share of the foreign taxes paid by the Fund.


After the end of each calendar year the Fund will send you and the Internal Revenue Service statements showing the amount of any taxable distributions you received in the previous year and will separately identify any portion of these distributions that qualify for taxation as long-term capital gains or for any other special tax treatment.

The Fund has qualified and intends to qualify each year to be taxed as a regulated investment company under the Internal Revenue Code by satisfying certain income, asset diversification and income distribution requirements, but reserves the right not to so qualify. In each year that it qualifies as a regulated investment company, the Fund will not be subject to federal income taxes on its income that it distributes to shareholders.


     If you are neither a lawful permanent resident nor a citizen of the United States, or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gain) generally will be subject to a 30% U.S. withholding tax, unless a lower rate applies under an income tax treaty. For taxable years of the Fund beginning before 2012, certain distributions that are reported by the Fund as interest-related dividends or short-term gain dividends and paid to a foreign shareholder may be eligible for an exemption from U.S. withholding tax. To the extent the Fund's distributions are derived from dividends, they will not be eligible for this exemption.


       By law, your dividends and redemption proceeds will be subject to a backup withholding tax if you are not a corporation and have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.


Avoid "Buying a Distribution." If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

Remember, There May be Taxes on Transactions. Because the Fund's share prices fluctuate, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you receive when you sell or exchange them. Any capital gain is subject to capital gains tax. Your ability to utilize capital losses may be subject to applicable limitations.

Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders, resulting in a reduction in the basis in their shares. If this occurs, the Fund will notify you.


     This information is only a summary of certain Federal income tax information about your investment. You are encouraged to consult your tax adviser about the effect of an investment in the Fund on your particular tax situation and about any changes to the Internal Revenue Code that may occur from time to time. Additional information about the tax effects of investing in the Fund is contained in the Statement of Additional Information.


Financial Highlights


The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Fund's independent registered public accounting firm for the fiscal years ended September 30, 2010 and 2009. The financial highlights for the prior years were audited by another independent registered public accounting firm.  KPMG's report, along with the Fund's financial statements, are included in the Statement of Additional Information, which is available upon request.


Financial Highlights Tables

FINANCIAL HIGHLIGHTS
Class A Year Ended September 30,	2010	2009	2008	2007	2006
Per Share Operating Data
Net asset value, beginning of period	$3.91	$3.96	$4.41	$4.18	$4.34
Income (loss) from investment operations:
Net investment income[1]	.28	.24	.24	.23	.21
Net realized and unrealized gain (loss)	.40	(.05)	(.40)	.23	(.05)
Total from investment operations	.68	.19	(.16)	.46	.16
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.27)	(.18)	(.29)	(.23)	(.32)
Tax return of capital distribution	--	(.06)	--	--	--
Total dividends and/or distributions to shareholders	(.27)	(.24)	(.29)	(.23)	(.32)
Net asset value, end of period	$4.32	$3.91	$3.96	$4.41	$4.18

Total Return, at Net Asset Value[2]	18.17%	5.59%	(4.01)%	11.14%	3.77%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,368,118	$6,019,723	$7,719,384	$6,430,790	$5,077,400
Average net assets (in thousands)	$6,047,257	$5,942,116	$7,560,427	$5,655,265	$4,888,392
Ratios to average net assets:[3] , [4]
Net investment income	6.91%	6.74%	5.44%	5.25%	5.03%
Expenses excluding interest and fees from borrowings	0.99%	0.97%	0.91%	0.90%	0.93%
Interest and fees from borrowings	0.28%	0.01%	--	--	--
Total expenses	1.27%[5]	0.98%[5]	0.91%[5]	0.90%[5]	0.93%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.23%	0.96%	0.89%	0.89%	0.92%
Portfolio turnover rate[6]	94%	96%	71%	72%	96%
1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.
4. Includes the Fund's share of the allocated expenses and/or net investment income from the master funds.
5. Total expenses including indirect expenses from affiliated funds were as follows:
Year Ended September 30, 2010	1.27%
Year Ended September 30, 2009	0.99%
Year Ended September 30, 2008	0.92%
Year Ended September 30, 2007	0.91%
6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:
Purchase Transactions	Sale Transactions
Year Ended September 30, 2010	$2,754,184,019	$2,975,421,694
Year Ended September 30, 2009	$5,100,694,441	$4,915,091,623
Year Ended September 30, 2008	$1,979,370,856	$1,852,400,340
Year Ended September 30, 2007	$3,319,818,108	$3,509,387,791
Year Ended September 30, 2006	$4,097,005,267	$4,231,030,059

Class B Year Ended September 30,	2010	2009	2008	2007	2006
Per Share Operating Data
Net asset value, beginning of period	$3.93	$3.98	$4.42	$4.20	$4.35
Income (loss) from investment operations:
Net investment income[1]	.24	.20	.20	.19	.18
Net realized and unrealized gain (loss)	.40	(.04)	(.39)	.22	(.05)
Total from investment operations	.64	.16	(.19)	.41	.13
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.24)	(.16)	(.25)	(.19)	(.28)
Tax return of capital distribution	--	(.05)	--	--	--
Total dividends and/or distributions to shareholders	(.24)	(.21)	(.25)	(.19)	(.28)
Net asset value, end of period	$4.33	$3.93	$3.98	$4.42	$4.20

Total Return, at Net Asset Value[2]	16.74%	4.64%	(4.54)%	9.99%	3.23%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$342,069	$353,248	$483,485	$569,523	$718,742
Average net assets (in thousands)	$331,317	$355,973	$540,865	$635,237	$802,936
Ratios to average net assets:[3] , [4]
Net investment income	5.96%	5.83%	4.61%	4.43%	4.25%
Expenses excluding interest and fees from borrowings	1.93%	1.89%	1.73%	1.71%	1.71%
Interest and fees from borrowings	0.28%	0.01%	--	--	--
Total expenses	2.21%[5]	1.90%[5]	1.73%[5]	1.71%[5]	1.71%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.17%	1.88%	1.71%	1.70%	1.71%
Portfolio turnover rate[6]	94%	96%	71%	72%	96%
1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.
4. Includes the Fund's share of the allocated expenses and/or net investment income from the master funds.
5. Total expenses including indirect expenses from affiliated funds were as follows:
Year Ended September 30, 2010	2.21%
Year Ended September 30, 2009	1.91%
Year Ended September 30, 2008	1.74%
Year Ended September 30, 2007	1.72%
6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:
Purchase Transactions	Sale Transactions
Year Ended September 30, 2010	$2,754,184,019	$2,975,421,694
Year Ended September 30, 2009	$5,100,694,441	$4,915,091,623
Year Ended September 30, 2008	$1,979,370,856	$1,852,400,340
Year Ended September 30, 2007	$3,319,818,108	$3,509,387,791
Year Ended September 30, 2006	$4,097,005,267	$4,231,030,059

Class C Year Ended September 30,	2010	2009	2008	2007	2006
Per Share Operating Data
Net asset value, beginning of period	$3.91	$3.96	$4.40	$4.18	$4.33
Income (loss) from investment operations:
Net investment income[1]	.25	.21	.20	.19	.18
Net realized and unrealized gain (loss)	.39	(.05)	(.38)	.22	(.05)
Total from investment operations	.64	.16	(.18)	.41	.13
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.24)	(.16)	(.26)	(.19)	(.28)
Tax return of capital distribution	--	(.05)	--	--	--
Total dividends and/or distributions to shareholders	(.24)	(.21)	(.26)	(.19)	(.28)
Net asset value, end of period	$4.31	$3.91	$3.96	$4.40	$4.18

Total Return, at Net Asset Value[2]	17.01%	4.79%	(4.52)%	10.06%	3.22%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,448,886	$1,292,721	$1,493,804	$1,086,918	$857,843
Average net assets (in thousands)	$1,330,764	$1,201,421	$1,381,340	$ 959,439	$814,425
Ratios to average net assets:[3] , [4]
Net investment income	6.15%	6.00%	4.68%	4.49%	4.27%
Expenses excluding interest and fees from borrowings	1.75%	1.73%	1.66%	1.66%	1.68%
Interest and fees from borrowings	0.28%	0.01%	--	--	--
Total expenses	2.03%[5]	1.74%[5]	1.66%[5]	1.66%[5]	1.68%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.99%	1.72%	1.64%	1.65%	1.68%
Portfolio turnover rate[6]	94%	96%	71%	72%	96%
1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.
4. Includes the Fund's share of the allocated expenses and/or net investment income from the master funds.
5. Total expenses including indirect expenses from affiliated funds were as follows:
Year Ended September 30, 2010	2.03%
Year Ended September 30, 2009	1.75%
Year Ended September 30, 2008	1.67%
Year Ended September 30, 2007	1.67%
6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:
Purchase Transactions	Sale Transactions
Year Ended September 30, 2010	$2,754,184,019	$2,975,421,694
Year Ended September 30, 2009	$5,100,684,441	$4,915,091,623
Year Ended September 30, 2008	$1,979,370,856	$1,852,400,340
Year Ended September 30, 2007	$3,319,818,108	$3,509,387,791
Year Ended September 30, 2006	$4,097,005,267	$4,231,030,059

Class N Year Ended September 30,	2010	2009	2008	2007	2006
Per Share Operating Data
Net asset value, beginning of period	$3.92	$3.97	$4.41	$4.19	$4.34
Income (loss) from investment operations:
Net investment income[1]	.26	.22	.22	.21	.19
Net realized and unrealized gain (loss)	.40	(.05)	(.39)	.22	(.04)
Total from investment operations	.66	.17	(.17)	.43	.15
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.26)	(.16)	(.27)	(.21)	(.30)
Tax return of capital distribution	--	(.06)	--	--	--
Total dividends and/or distributions to shareholders	(.26)	(.22)	(.27)	(.21)	(.30)
Net asset value, end of period	$4.32	$3.92	$3.97	$4.41	$4.19

Total Return, at Net Asset Value[2]	17.34%	5.14%	(4.17)%	10.42%	3.60%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$230,532	$186,857	$186,353	$145,685	$108,324
Average net assets (in thousands)	$202,619	$164,067	$175,884	$126,935	$ 94,281
Ratios to average net assets:[3] , [4]
Net investment income	6.45%	6.34%	5.03%	4.84%	4.62%
Expenses excluding interest and fees from borrowings	1.44%	1.47%	1.32%	1.32%	1.33%
Interest and fees from borrowings	0.28%	0.01%	--	--	--
Total expenses	1.72%[5]	1.48%[5]	1.32%[5]	1.32%[5]	1.33%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.68%	1.39%	1.30%	1.31%	1.33%
Portfolio turnover rate[6]	94%	96%	71%	72%	96%
1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.
4. Includes the Fund's share of the allocated expenses and/or net investment income from the master funds.
5. Total expenses including indirect expenses from affiliated funds were as follows:
Year Ended September 30, 2010	1.72%
Year Ended September 30, 2009	1.49%
Year Ended September 30, 2008	1.33%
Year Ended September 30, 2007	1.33%
6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:
Purchase Transactions	Sale Transactions
Year Ended September 30, 2010	$2,754,184,019	$2,975,421,694
Year Ended September 30, 2009	$5,100,694,441	$4,915,091,623
Year Ended September 30, 2008	$1,979,370,856	$1,852,400,340
Year Ended September 30, 2007	$3,319,818,108	$3,509,387,791
Year Ended September 30, 2006	$4,097,005,267	$4,231,030,059

Class Y Year Ended September 30,	2010	2009	2008	2007	2006
Per Share Operating Data
Net asset value, beginning of period	$3.91	$3.96	$4.39	$4.17	$4.32
Income (loss) from investment operations:
Net investment income[1]	.29	.24	.25	.24	.22
Net realized and unrealized gain (loss)	.39	(.05)	(.38)	.22	(.04)
Total from investment operations	.68	.19	(.13)	.46	.18
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.28)	(.18)	(.30)	(.24)	(.33)
Tax return of capital distribution	--	(.06)	--	--	--
Total dividends and/or distributions to shareholders	(.28)	(.24)	(.30)	(.24)	(.33)
Net asset value, end of period	$4.31	$3.91	$3.96	$4.39	$4.17

Total Return, at Net Asset Value[2]	18.10%	5.67%	(3.33)%	11.28%	4.35%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$666,015	$290,726	$313,760	$347,689	$179,309
Average net assets (in thousands)	$545,045	$266,712	$220,416	$260,589	$118,239
Ratios to average net assets:[3] , [4]
Net investment income	7.08%	6.82%	5.68%	5.61%	5.38%
Expenses excluding interest and fees from borrowings	0.85%	0.79%	0.66%	0.56%	0.58%
Interest and fees from borrowings	0.28%	0.01%	--	--	--
Total expenses	1.13%[5]	0.80%[5]	0.66%[5]	0.56%[5]	0.58%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	0.78%	0.64%	0.55%	0.58%
Portfolio turnover rate[6]	94%	96%	71%	72%	96%
1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.
4. Includes the Fund's share of the allocated expenses and/or net investment income from the master funds.
5. Total expenses including indirect expenses from affiliated funds were as follows:
Year Ended September 30, 2010	1.13%
Year Ended September 30, 2009	0.81%
Year Ended September 30, 2008	0.67%
Year Ended September 30, 2007	0.57%
6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:
Purchase Transactions	Sale Transactions
Year Ended September 30, 2010	$2,754,184,019	$2,975,421,694
Year Ended September 30, 2009	$5,100,694,441	$4,915,091,623
Year Ended September 30, 2008	$1,979,370,856	$1,852,400,340
Year Ended September 30, 2007	$3,319,818,108	$3,509,387,791
Year Ended September 30, 2006	$4,097,005,267	$4,231,030,059

INFORMATION AND SERVICES


STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this prospectus (it is legally part of this prospectus).
ANNUAL AND SEMI-ANNUAL REPORTS. The Fund's Annual and Semi-Annual Reports provide additional information about the Fund's investments and performance. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Request More Information

You can request the above documents, the notice explaining the Fund's privacy policy, and other information about the Fund, without charge, by:

Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (1.800.225.5677)
Mail:	Use the following address for regular mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270
Use the following address for courier or express mail: OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014
Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.


No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.


SP0230.001.0111


Oppenheimer
Global Strategic Income Fund

NYSE Ticker Symbols
Class A	OPSIX
Class B	OPSGX
Class C	OSICX
Class N	OSINX
Class Y	OSIYX

January 28, 2011

Statement of Additional Information

This document contains additional information about the Fund and supplements information in the prospectus dated, January 28, 2011 (the "Prospectus").
This Statement of Additional Information ("SAI") is not a Prospectus.  It should be read together with the Prospectus, which may be obtained by writing to the Fund's transfer agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the transfer agent at the toll-free number shown below, or by downloading it from the OppenheimerFunds website at www.oppenheimerfunds.com.

Oppenheimer Global Strategic Income Fund
6803 South Tucson Way, Centennial, Colorado 80112-3924 1.800.CALL OPP (225.5677)




To Summary Prospectus

Additional Information About the Fund's Investment Policies and Risks


The investment objective, the principal investment policies and the main risks of the Fund are described in the Prospectus. This SAI contains supplemental information about those policies and risks and the types of securities that the Fund's investment adviser, OppenheimerFunds, Inc. (the "Manager"), can select for the Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its investment objective.

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The composition of the Fund's portfolio and the techniques and strategies that the Fund uses in selecting portfolio securities may vary over time. The Fund is not required to use all of the investment techniques and strategies described below in seeking its investment objective. It may use some of the investment techniques and strategies only at some times or it may not use them at all.

The Fund's Main Investment Policies

The Fund's Investment Policies.  In selecting securities for the Fund's portfolio, the Manager evaluates the merits of particular securities primarily through the exercise of its own investment analysis. For example, with respect to inflation-indexed government bonds, that process may include, among other things, evaluation of the government's economic and monetary policy, the country's economic condition, and current inflation and interest rates.

The Manager might also consider the trading activity in the issuer's securities, present and anticipated cash flow, estimated current value of its assets in relation to their historical cost, the issuer's experience and managerial expertise, responsiveness to changes in interest rates and business conditions, debt maturity schedules, and current and future borrowing requirements.

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Debt Securities. The Fund may invest in debt securities, including, but not limited to: U.S. and foreign government bonds and notes, collateralized mortgage obligations and other mortgage-related securities, asset-backed securities, participation interests in loans, investments in pooled investment entities (including those that invest in loans), "structured" notes, corporate debt obligations, including lower-grade, high-yield domestic and foreign corporate debt obligations, and "zero-coupon" and "stripped" securities.

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Debt securities may be subject to the following risks:

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       Credit Risks. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

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In making investments in debt securities, the Manager may rely to some extent on the ratings of ratings organizations or it may use its own research to evaluate a security's credit-worthiness. If securities the Fund buys are unrated, they may be assigned a rating by the Manager in categories similar to those of a rating organization.

The Fund does not have investment policies establishing specific maturity ranges for the Fund's investments, and they may be within any maturity range (short, medium or long) depending on the Manager's evaluation of investment opportunities available within the debt securities markets.

Lower-Grade Debt Securities. Lower-grade debt securities tend to offer higher yields than investment-grade securities, and may provide greater income or, in some cases, capital appreciation possibilities.  Lower-grade debt securities are normally subject to greater risks than investment-grade securities.

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       Special Risks of Lower-Grade Securities . Lower-grade securities are subject to special credit risks including that:

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  there is a greater risk that the issuer may default on its obligation to pay interest or to repay principal than in the case of investment-grade securities;
  the issuer's low creditworthiness may increase the potential for its insolvency;
  an overall decline in values in the high yield bond market is also more likely during a period of a general economic downturn; and
  an economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds, adversely affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal.

To the extent they can be converted into stock, lower-grade convertible securities may be less subject to some risks of lower-grade non-convertible debt securities.

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       Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already-issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

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       Prepayment Risk. Certain fixed-income securities (in particular mortgage-related securities) are subject to the risk of unanticipated prepayment. That is the risk that when interest rates fall, the issuer will repay the securitiy prior to the security's expected maturity, or with respect to certain fixed-income securities, that borrowers will prepay the loans that underlie these securities more quickly than expected, thereby causing the issuer of the security to repay the principal prior to the security's expected maturity. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those securities at a premium, accelerated prepayments on those securities could cause it to lose a portion of its principal investment represented by the premium. The impact of prepayments on the price of a security may be difficult to predict and may increase the security's price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and prepayment assumptions about those investments.

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       Extension Risk. If interest rates rise rapidly, repayments of principal on certain debt securities may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Those securities generally have a greater potential for loss when prevailing interest rates rise, which could cause their value to fall sharply.

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U.S. Government Securities. Securities issued by the U.S. Treasury are backed by the full faith and credit of the U.S. Government and are subject to very little credit risk. Obligations of U.S. Government agencies or instrumentalities (including certain mortgage-backed securities) may be guaranteed or supported by the "full faith and credit" of the United States or may be backed by the right of the issuer to borrow from the U.S. Treasury or by the discretionary authority of the U.S. Government to purchase the agencies' obligations. Others are supported only by the credit of the issuing entity. "Full faith and credit" means that the taxing power of the U.S. Government is pledged to the payment of interest and repayment of principal on a security. If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment.

Some of those securities that are directly issued by the U.S. Treasury include Treasury bills (having maturities of one year or less when issued), Treasury notes (having maturities of from one to ten years when issued), Treasury bonds (having maturities of more than ten years when issued) and Treasury Inflation-Protection Securities ("TIPS"). While U.S. Government securities have little credit risk, prior to their maturity they are subject to price fluctuations from changes in interest rates.

Obligations Issued or Guaranteed by U.S. Government Agencies or Instrumentalities. These include direct obligations and mortgage-related securities that have different levels of credit support from the government. Some are supported by the full faith and credit of the U.S. Government, such as Government National Mortgage Association pass-through mortgage certificates (called "Ginnie Maes"). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association bonds and Federal Home Loan Mortgage Corporation obligations.

Treasury Inflation-Protection Securities ("TIPS"). TIPS are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

Zero-Coupon U.S. Government Securities. The Fund may buy zero-coupon U.S. Government securities. These will typically be U.S. Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves, or certificates representing interests in those stripped debt obligations and coupons.

Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value at maturity. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. The discount typically decreases as the maturity date approaches.

Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

The Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

Other Zero-Coupon Securities. The Fund may buy zero-coupon and delayed-interest securities, and "stripped" securities of corporations and of foreign government issuers. These are similar in structure to zero-coupon and "stripped" U.S. government securities, but in the case of foreign government securities, they may or may not be backed by the "full faith and credit" of the issuing foreign government. Zero-coupon securities issued by foreign governments and by corporations will be subject to greater credit risks than U.S. government zero-coupon securities.

Mortgage-Related Debt Securities. Mortgage-related securities are a form of fixed-income investment collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by government agencies or entities or by private issuers. These securities include collateralized mortgage obligations, mortgage pass-through securities, stripped mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs") and other real estate-related securities.

Mortgage-related securities that are issued or guaranteed by agencies or instrumentalities of the U.S. Government may have relatively little credit risk (depending on the nature of the issuer) but are subject to interest rate risks and prepayment risks.

As with other debt securities, the prices of mortgage-related securities tend to move inversely to changes in interest rates. Some mortgage-related securities have interest rates that move in the opposite direction from changes in general interest rates, based on changes in a specific interest rate index. The changes in those interest rates may also occur at a multiple of the changes in the index. Although the value of a mortgage-related security may decline when interest rates rise, the opposite is not always the case. In addition, the values of mortgage-related debt securities may be affected by changes in the market's perception of the creditworthiness of the entity issuing the securities or guaranteeing them and by changes in government regulations and tax policies.

Stripped securities can also be created for mortgage-related pass-through certificates or CMOs. Securities may be partially stripped so that each class receives some interest and some principal or they may be completely stripped. In that case all of the interest is distributed to holders of one type of security, known as an "interest-only" security, or "I/O," and all of the principal is distributed to holders of another type of security, known as a "principal-only" security or "P/O." The yields to maturity of mortgage-related I/Os and P/Os are very sensitive to principal repayments (including prepayments) on the underlying mortgages. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund might not fully recoup its investment in an I/O based on those assets. If underlying mortgages experience less than anticipated prepayments of principal, the yield on a P/O based on them could decline substantially.

Mortgage Prepayment and Extension Risks. In periods of declining interest rates, mortgages are more likely to be prepaid and a mortgage-related security's maturity may be shortened by unscheduled prepayments on the underlying mortgages. If principal is returned earlier than expected, that money may have to be reinvested in other investments having a lower yield than the prepaid security. Because of these risks, mortgage-related securities may be less effective as a means of "locking in" attractive long-term interest rates and they may have less potential for appreciation during periods of declining interest rates than conventional bonds.

Prepayment risks can lead to substantial fluctuations in the value of a mortgage-related security. If a mortgage-related security has been purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security as a result of interest rate changes or prepayments on the underlying mortgages. In the case of stripped mortgage-related securities, if they experience greater rates of prepayment than were anticipated, the Fund may fail to recover its initial investment on the security.

During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments may effectively lengthen a mortgage-related security's expected maturity. Generally, that would cause the value of the security to fluctuate more widely in response to changes in interest rates. If the prepayments on mortgage-related securities were to decrease broadly, the Fund's effective duration and therefore its sensitivity to interest rates, would increase.

Collateralized Mortgage Obligations. Collateralized mortgage obligations or "CMOs" are multi-class bonds that are backed by pools of mortgage loans or mortgage pass-through certificates. They may be collateralized by:

  pass-through certificates issued or guaranteed by Government National Mortgage Association ("Ginnie Mae"), Federal National Mortgage Association ("Fannie Mae"), or Federal Home Loan Mortgage Corporation ("Freddie Mac"),
  unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs, unsecuritized conventional mortgages,
  other mortgage-related securities, or
  any combination of these.

Each class of CMO, referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMO to be retired much earlier than the stated maturity or final distribution date. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in different ways. One or more tranches may have coupon rates that reset periodically at a specified increase over an index. These are floating rate CMOs, and typically have a cap on the coupon rate. Inverse floating rate CMOs have a coupon rate that moves in the reverse direction to an applicable index. The coupon rate on these CMOs will increase as general interest rates decrease. These are usually much more volatile than fixed-rate CMOs or floating rate CMOs.

Forward Rolls. In a "forward roll" transaction (also referred to as a "mortgage dollar roll"), an investor sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security, having the same coupon and maturity) at a later date at a set price. The securities that are repurchased will have the same interest rate as the securities that are sold, but typically will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold. Proceeds from the sale are invested in short-term instruments, such as repurchase agreements. The income from those investments, plus the fees from the forward roll transaction, are expected to generate income in excess of the yield on the securities that have been sold.

During the period between the sale and the repurchase, the seller is not entitled to receive interest and principal payments on the securities that have been sold. It is also possible that the market value of the securities may decline below the repurchase price of the securities or that the counterparty might default in its obligations.

Mortgage-Related U.S. Government Securities.  A variety of mortgage-related securities are issued by U.S. Government agencies or instrumentalities. Like other mortgage-related securities, they may be issued in different series with different interest rates and maturities. The collateral for these securities may be either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. Government agency or instrumentality or mortgage loans insured by a U.S. Government agency.

Some mortgage-related securities issued by U.S. Government agencies, such as Government National Mortgage Corporation pass-through mortgage obligations ("Ginnie Maes"), are backed by the full faith and credit of the U.S. Government. Others are supported by the right of the agency to borrow from the U.S. Treasury under certain circumstances (for example, "Fannie Mae" bonds issued by Federal National Mortgage Corporation and "Freddie Mac" obligations issued by Federal Home Loan Mortgage Corporation). Others are supported only by the credit of the entity that issued them (for example obligations issued by the Federal Home Loan Banks).

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In September 2008, the Federal Housing Finance Agency, a new independent regulatory agency, placed the Federal National Mortgage Corporation and Federal Home Loan Mortgage Corporation into conservatorship. The U.S. Department of the Treasury also entered into a new secured lending credit facility with those companies and a preferred stock purchase agreement. Under the preferred stock purchase agreement, the U.S. Treasury will ensure that each company maintains a positive net worth.

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Government National Mortgage Association ("Ginnie Mae") Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the U.S. Department of Housing and Urban Development. Ginnie Mae's principal programs involve its guarantees of privately-issued securities backed by pools of mortgages. Ginnie Maes are debt securities representing an interest in one or a pool of mortgages that are insured by the Federal Housing Administration (the "FHA") or the Farmers Home Administration (the "FMHA") or guaranteed by the Veterans Administration (the "VA").

Ginnie Mae obligations are of the "fully modified pass-through" type. They provide that the registered holders of the Ginnie Mae certificates will receive timely monthly payments of the pro-rata share of the scheduled principal payments on the underlying mortgages, whether or not those amounts are collected by the issuers. Amounts paid include, on a pro rata basis, any prepayment of principal of such mortgages and interest (net of servicing and other charges) on the aggregate unpaid principal balance of the Ginnie Maes, whether or not the interest on the underlying mortgages has been collected by the issuers.

Ginnie Maes are guaranteed as to timely payment of principal and interest. In giving that guaranty, Ginnie Mae expects that payments received by the issuers on account of the mortgages backing the Ginnie Mae certificates will be sufficient to make the required payments of principal and interest. However, if those payments are insufficient, the guaranty agreements between the issuers of the certificates and Ginnie Mae require the issuers to make advances sufficient for the payments. If the issuers fail to make those payments, Ginnie Mae will do so.

Under federal law, the full faith and credit of the United States is pledged to the payment of all amounts that may be required to be paid under any guaranty issued by Ginnie Mae as to such mortgage pools. An opinion of an Assistant Attorney General of the United States, dated December 9, 1969, states that such guaranties "constitute general obligations of the United States backed by its full faith and credit." Ginnie Mae is empowered to borrow from the United States Treasury to the extent necessary to make any payments of principal and interest required under those guaranties.

Ginnie Mae certificates are backed by the aggregate indebtedness secured by the underlying FHA-insured, FMHA-insured or VA-guaranteed mortgages. Except to the extent of payments received by the issuers on account of such mortgages, Ginnie Mae certificates do not constitute a liability of those issuers, nor do they evidence any recourse against those issuers. Recourse is solely against Ginnie Mae. Holders of Ginnie Mae certificates have no security interest in or lien on the underlying mortgages.

Monthly payments of principal will be made, and additional prepayments of principal may be made, with respect to the mortgages underlying the Ginnie Maes. All of the mortgages in the pools relating to Ginnie Mae are subject to prepayment without any significant premium or penalty, at the option of the mortgagors. While the mortgages on one-to-four-family dwellings underlying certain Ginnie Mae certificates have a stated maturity of up to thirty (30) years, it has been the experience of the mortgage industry that the average life of comparable mortgages, as a result of prepayments, refinancing and payments from foreclosures, is considerably less.

Federal Home Loan Mortgage Corporation ("Freddie Mac") Certificates. Freddie Mac, a corporate instrumentality of the United States, issues Freddie Mac certificates representing interests in mortgage loans. Freddie Mac guarantees to each registered holder of a Freddie Mac certificate timely payment of the amounts representing a holder's proportionate share in:

  interest payments less servicing and guarantee fees,
  principal prepayments, and
  the ultimate collection of amounts representing the holder's proportionate interest in principal payments on the mortgage loans in the pool represented by the Freddie Mac certificate, in each case whether or not such amounts are actually received.

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The obligations of Freddie Mac under its guarantees are not backed by the full faith and credit of the United States but are supported by the Federal Housing Finance Agency and the commitment of the U.S. Treasury.

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Federal National Mortgage Association ("Fannie Mae") Certificates. Fannie Mae, a federally-chartered and privately-owned corporation, issues Fannie Mae Certificates which are backed by a pool of mortgage loans. Fannie Mae guarantees to each registered holder of a Fannie Mae certificate that the holder will receive amounts representing the holder's proportionate interest in scheduled principal and interest payments, and any principal prepayments, on the mortgage loans in the pool represented by such certificate, less servicing and guarantee fees, and the holder's proportionate interest in the full principal amount of any foreclosed or other liquidated mortgage loan. In each case the guarantee applies whether or not those amounts are actually received. The obligations of Fannie Mae under its guarantees are not backed by the full faith and credit of the United States but are supported by the Federal Housing Finance Agency and the commitment of the U.S. Treasury.

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Foreign Investing. The Fund expects to have substantial investments in foreign securities. Foreign securities include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities issued or guaranteed by foreign governments or by supra-national entities such as the World Bank, or by their agencies or instrumentalities. "Foreign securities" also include securities of companies that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a significant portion of their assets abroad, even if those companies are located in the United States or organized under U.S. laws. Foreign securities may be traded on foreign securities exchanges or in the foreign over-the-counter markets.

Investing in foreign securities offers potential benefits that are not available from investing only in the securities of U.S. issuers. Those benefits include the opportunity to invest in foreign issuers that may offer growth potential, or to invest in countries with economic, business or market cycles that differ from those of the U.S.

The percentage of the Fund's assets that are allocated to issuers in a particular foreign country may vary over time depending on a number of factors including, for example: a country's balance of payments, growth of gross national product, natural resources, reliance on a particular industry or industries, rate of inflation, interest rates, economic self-sufficiency, rate of capital reinvestment, market conditions, currency value, international trading patterns, trade barriers, diplomatic developments, and social and political factors.

Securities of foreign issuers that are represented by American Depository Receipts, or similar depository arrangements, or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for purposes of the Fund's investment allocations, because they are not subject to many of the special considerations and risks that apply to foreign securities held and traded abroad.

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       Foreign Debt Obligations. The Fund may buy debt obligations of foreign governments and corporations. These securities may or may not be supported by the full faith and credit of the foreign government. The Fund may buy securities issued by certain supra-national entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the "World Bank"), the Asian Development Bank and the Inter-American Development Bank.

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The governmental members of these supra-national entities are "stockholders" that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity's lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

The Fund can invest in U.S. dollar-denominated "Brady Bonds." These foreign debt obligations may be fixed-rate par bonds or floating-rate discount bonds. They are generally collateralized in full as to repayment of principal at maturity by U.S. Treasury zero-coupon obligations that have the same maturity as the Brady Bonds. Brady Bonds can be viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity. Those uncollateralized amounts constitute what is called the "residual risk."

If there is a default on collateralized Brady Bonds resulting in acceleration of the payment obligations of the issuer, the zero-coupon U.S. Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will those obligations be sold to distribute the proceeds. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds. The defaulted bonds will continue to remain outstanding, and the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. Because of the residual risk of Brady Bonds and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, Brady Bonds are considered speculative investments.

Risks of Foreign Investing. Investments in foreign securities present special risks and considerations not usually associated with investments in U.S. securities. Those may include:

  a lack of public information about foreign issuers;
  lower trading volume and less liquidity in foreign securities markets than in U.S. markets;
  greater price volatility in foreign markets than in U.S. markets;
  less government regulation of foreign issuers, exchanges and brokers than in the U.S.;
  a lack of uniform accounting, auditing and financial reporting standards in foreign countries compared to those applicable to U.S. issuers;
  fluctuations in the value of foreign investments due to changes in currency rates;
  the expense of currency exchange transactions;
  greater difficulties in pricing securities in foreign markets;
  foreign government restrictions on investments by U.S. and other non-local entities;
  higher brokerage commission rates than in the U.S.;
  increased risks of delays in clearance and settlement of portfolio transactions;
  unfavorable differences between the U.S. economy and some foreign economies;
  greater difficulty in commencing and pursuing lawsuits or other legal remedies;
  less regulation of foreign banks and securities depositories;
  increased risks of loss of certificates for portfolio securities;
  government restrictions on the repatriation of profits or capital or other currency control regulations;
  the possibility in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and
  the reduction of income by foreign taxes.

Foreign securities are often denominated in currencies other than the U.S. dollar, which means that changes in the currency exchange rate will affect the value of those securities. Generally, when the U.S. dollar increases in value against a foreign currency, a security denominated in that currency is worth less in U.S. dollars and when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency is worth more in U.S. dollars.

In the past, government policies have discouraged investments in certain foreign countries through economic sanctions, trade restrictions, taxation or other government actions. It is possible that such policies could be implemented in the future.

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       Special Risks of Developing and Emerging Markets. Emerging and developing markets may offer special opportunities for investing but also have greater risks than more mature foreign markets. Emerging and developing market countries may be subject to greater political, social and economic instability; have high inflation rates; experience unfavorable diplomatic developments; have less liquid securities markets with greater price volatility; have additional delays in the settlement of securities transactions; impose exchange controls; impose differential taxes on foreign investors; have a higher possibility of confiscatory taxes or the expropriation of assets; impose restrictions on direct investments or investments in issuers in particular industries; and lack developed legal or regulatory systems.

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       Currency Risk. The Fund may purchase securities denominated in foreign currencies and in derivative instruments linked to foreign currencies. A change in the value of such foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in or derivatives linked to that foreign currency and a change in the amount of income the Fund has available for distribution. Because a portion of the Fund's investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the Fund will absorb the cost of currency fluctuations. After the Fund has distributed income, subsequent foreign currency losses may result in the Fund's having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.

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Passive Foreign Investment Companies. Under U.S. tax laws, passive foreign investment companies ("PFICs") are those foreign corporations which generate primarily "passive" income. Passive income is defined as any income that is considered foreign personal holding company income under the Internal Revenue Code. For federal tax purposes, a foreign corporation is deemed to be a PFIC if 75% or more of its gross income during a fiscal year is passive income or if 50% or more of its assets are assets that produce, or are held to produce, passive income.

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Foreign mutual funds are generally deemed to be PFICs, since nearly all of the income of a mutual fund is passive income or passive assets. Foreign mutual funds investments may be used to gain exposure to the securities of companies in countries that limit or prohibit direct foreign investment but are subject to limits under the Investment Company Act of 1940, as amended (the "Investment Company Act").

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Other types of foreign corporations may also be considered PFICs if their percentage of passive income exceeds the limits described above. Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. Although every effort is made to ensure compliance with federal tax reporting requirements for these investments, foreign corporations that are PFICs for federal tax purposes may not always be recognized as such.

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Derivatives and Hedging. The Fund can invest in a variety of derivative instruments for liquidity, to seek income or investment return, or for hedging purposes. Some of the derivative instruments and hedging strategies that the Fund may use are:

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  structured notes,

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  swaps, including interest rate swaps, total return swaps and credit default swaps,

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  buying and selling futures contracts,

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  buying and selling options, futures and forwards on foreign currencies

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"Structured" Notes. "Structured" notes are specially-designed derivative debt instruments. The terms of the instrument may be "structured" by the purchaser and the issuer of the note. Payments of principal or interest on these notes may be linked to the value of an index (such as a currency or securities index), one or more securities, or a commodity or to the financial performance of one or more obligors. The value of these notes will normally rise or fall in response to the changes in the performance of the underlying security, index, commodity or obligor.

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Structured notes are subject to interest rate risk and are also subject to credit risk with respect both to the issuer and, if applicable, to the underlying security or obligor. If the underlying investment or index does not perform as anticipated, the Fund might receive less interest than the stated coupon payment or receive less principal upon maturity of the structured note. The price of structured notes may be very volatile and they may have a limited trading market, making it difficult for the Fund to value them or sell them at an acceptable price.  In some cases, the Fund may enter into agreements with an issuer of structured notes to purchase a minimum amount of these notes over time.

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In some cases, the Fund may invest in structured notes that pay an amount based on a multiple of the relative change in value of the underlying investment or index. This type of note increases the potential for income but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

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Interest Rate Swaps. In an interest rate swap, the Fund and another party exchange their rights to receive interest payments on a security or other reference rate. For example, they might swap the right to receive floating rate payments for the right to receive fixed rate payments.

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Interest rate swaps entail both interest rate risk and credit risk. There is a risk that based on movements of interest rates, the payments made by the Fund under a swap agreement will be greater than the payments it receives. Credit risk is the risk that the counterparty might default. If the counterparty defaults, the Fund may lose the net amount of contractual interest payments that it has not yet received.

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The Fund can enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral agreement. On any date, amounts payable in the same currency to or from the Fund in respect to one or more swap transactions will be combined and the Fund will receive or be obligated to pay the net amount. The master netting agreement may also provide that if a counterparty defaults on one swap, the Fund can terminate all of the swaps with that counterparty. The gains and losses on all swaps are netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination are generally referred to as "aggregation."

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Swaptions.   A swaption is a contract that gives the holder the right, but not the obligation, to enter into an interest rate swap at a preset rate within a specified period of time. In return, the purchaser pays a "premium" to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap.

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Total Return Swaps . In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The Fund can enter into total return swaps to gain exposure to an overall market or an asset. In a total return swap, the Fund will receive the price appreciation of an index, a portion of an index, or an asset in exchange for paying an agreed-upon fee. The Fund may also engage in swap transactions that have more than one period and therefore more than one exchange of assets.

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Total return swaps can have the potential for unlimited losses. Total return swaps entail the risk that the counterparty might default on the contract. If the counterparty defaults, the Fund may lose any contractual payments that the Fund has. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated.

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Credit Default Swaps. A credit default swap enables an investor to buy or sell protection against a credit event with respect to an issuer. Credit default swaps may be on a single issuer or on a basket of issuers. The purchaser of protection pays a fee during the life of the swap. Generally, if the Fund buys credit protection using a credit default swap, it will make fixed payments to the counterparty. If there is a credit event with respect to an issuer (bankruptcy, failure to timely pay interest or principal on its obligations, a restructuring or other specified occurrence) with respect to a credit default swap on which the Fund has purchased credit protection, the Fund will deliver the issuer's defaulted bonds and the swap counterparty will pay the par amount of the bonds. Alternatively, the credit default swap may be cash settled where the swap counterparty will pay the Fund the difference between the par value and the market value of the defaulted bonds. If the swap is on a basket of issuers, the notional amount of the swap is reduced by the amount represented by that issuer, and the fixed payments are then made on the reduced notional amount.

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Selling credit protection in a credit default swap increases the exposure to the specific issuer. If the Fund sells credit protection using a credit default swap, generally the Fund will receive fixed payments from the counterparty, and if a credit event occurs with respect to the issuer, the swap counterparty will deliver the issuer's defaulted bonds and the Fund will pay the counterparty the par amount. Alternatively, the credit default swap may be cash settled where the Fund will pay the swap counterparty the difference between the par value and market value of the defaulted bonds. If the swap is on a basket of issuers, the notional amount of the swap is reduced by the amount represented by the issuer, and the fixed payments are then made on the reduced notional amount.

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Credit default swaps are subject to credit risk of the underlying issuer and to counterparty credit risk. If the counterparty fails to meet its obligations, the Fund may lose money. Credit default swaps are also subject to the risk that the Fund will not properly assess the risk of the underlying investment. If the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay the counterparty. If the Fund is buying credit protection, there is a risk that no credit event will occur and the Fund will receive no benefit for the premium paid. The risks also include the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, and the need to fund any delivery obligation, particularly in the event of adverse pricing when purchasing bonds to satisfy a delivery obligation.

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Volatility Swaps. The Fund may enter into volatility swaps to hedge the direction of volatility in a particular asset or non-asset reference, or for other non-speculative purposes. In volatility swaps, counterparties agree to buy or sell volatility at a specific level over a fixed period. Volatility swaps are subject to credit risks (if the counterparty fails to meet its obligations), and the risk that the Manager is incorrect in forecasts of volatility of the underlying asset or reference.

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Futures. The Fund can buy and sell futures contracts that relate to debt securities (these are referred to as "interest rate futures"), broadly-based securities indices ("stock index futures" and "bond index futures"), foreign currencies, commodities and an individual stock ("single stock futures").

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Stock Index Futures. A broadly-based stock index is used as the basis for trading stock index futures. In some cases an index may be based on stocks of issuers in a particular industry or group of industries. The seller of a stock index is obligated to pay cash to settle the transaction, based on the fluctuation of the index's value in response to the changes in the relative values of the underlying stocks that are included in the index. A stock index cannot be purchased or sold directly.

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Bond Index Futures. Bond index futures are contracts based on the future value of a basket of securities that comprise the index. The seller of a bond index future is obligated to pay cash to settle the transaction, based on the fluctuation of the index's value in response to the changes in the values of the fixed-income securities that are included in the index. A bond index cannot be purchased or sold directly.

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Interest Rate Futures. An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position.

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Commodity Futures. Commodity futures may be based upon commodities within five main commodity groups: (1) energy, which includes crude oil, natural gas, gasoline and heating oil; (2) livestock, which includes cattle and hogs; (3) agriculture, which includes wheat, corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes aluminum, copper, lead, nickel, tin and zinc; and (5) precious metals, which include gold, platinum and silver. The Fund can purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.

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These futures transactions, except for forward contracts, are effected through a clearinghouse associated with the exchange on which the contracts are traded. No money is paid or received on the purchase or sale of a future. Upon entering into a futures transaction, the purchaser is required to deposit an initial margin payment for the futures commission merchant (the "futures broker"). The initial margin payment will be deposited with the custodian bank in an account, registered in the futures broker's name, that the futures broker can gain access to only under specified conditions. As the future is marked-to-market (that is, its value on the books is changed to reflect changes in its market value), subsequent margin payments, called variation margin, will be paid to or from the futures broker daily.

At any time prior to expiration of the future, the purchaser may elect to close out its position, at which time a final determination of variation margin is made and any cash in the margin account must be paid or released. The purchase then realizes any loss or gain on the futures transaction for tax purposes.

Put and Call Options.  Put options (sometimes referred to as "puts") give the holder the right to sell an asset for an agreed-upon price. Call options (sometimes referred to as "calls") give the holder the right to buy an asset at an agreed-upon price.

Selling Covered Call Options.   If the Fund sells ("writes") a call option, it must be "covered." That means that while the call option is outstanding, the Fund must either own the security subject to the call, or, for certain types of call options, identify liquid assets on its books that would enable it to fulfill its obligations if the option were exercised.

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A call option on a security is an agreement by the seller to sell an underlying security to the call purchaser at a fixed price (the "exercise price") regardless of changes in the market price of that security during a call period. Call options are sold for a cash payment (a premium). The exercise price is usually higher than the price of the security at the time the call is sold. The seller bears the risk that the price of the underlying security may increase during the call period, requiring it to sell the security for less than the market value at the time. That risk may be offset to some extent by the premium the seller receives. If the market value of the security does not rise above the exercise price during the call period, the call generally will not be exercised. In that case the seller realizes a profit from the cash premium it received. Any such profits earned by the Fund are considered short-term capital gains for federal income tax purposes and are taxable as ordinary income when distributed to shareholders.

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A call on a securities index is also sold for a cash premium. If the buyer exercises an index call option, the seller is required to pay an amount equal to the difference between the market value of the index and the exercise price, multiplied by a specified factor. If the value of the underlying index does not rise above the call price, it is unlikely that the call will be exercised. In that case the seller would keep the cash premium without being obligated to make any payments to the purchaser of the call.

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The Fund's custodian bank, or a securities depository acting for the custodian bank, may act through the Options Clearing Corporation as the escrow agent for securities that are subject to a call option the Fund has sold. The Options Clearing Corporation will only release those securities when the call option expires or when the Fund enters into a closing transaction. No margin is required for those transactions.

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When the Fund sells an over-the-counter ("OTC") call option, it will typically enter into an arrangement with a securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. To terminate its obligation on an OTC call it has written, the Fund can purchase a corresponding call in a "closing purchase transaction." If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised. The Fund will realize a profit or loss, depending upon whether the premium received on the call is more or less than the amount of the option transaction costs and the price of the call the Fund purchases to close out the transaction. The Fund may realize a profit if the call expires unexercised, because the Fund will retain both the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal income tax purposes and are taxable as ordinary income when distributed by the Fund.

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Selling Put Options. A put option on a security or a securities index gives the purchaser the right, during the option period, to sell the underlying investment to the seller at the exercise price. When selling (writing) a put option on a security, the option must be covered by the Fund by identifying liquid assets with a value equal to or greater than the exercise price of the underlying investment, to secure the obligation. In this case the Fund forgoes the opportunity to invest, sell or write calls against the identified assets.

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During the option period, the seller is obligated to buy the underlying investment at the exercise price even if the market value of the investment falls below that price. The seller has no control over when it may be required to purchase the underlying investment, since it may be exercised at any time prior to the expiration of the put option. If, during the option period, the price of the underlying investment remains higher than the exercise price, it is unlikely that a put option would be exercised. If a put option is not exercised, the seller would realize a gain of the amount of the premium received less the transaction costs incurred. If the put is exercised, the exercise price will usually exceed the market value of the underlying investment at that time. In that case, the seller would incur a loss. If the underlying investment is resold at that time, the loss would be equal to the exercise price and any transaction costs minus the amount of the premium received and the amount the seller received from the resale of the underlying investment. Settlement of a put on an index is in cash rather than by delivery of the underlying investment. Any profits earned by the Fund from writing put options are considered short-term capital gains for federal tax purposes, and are taxable as ordinary income when distributed to shareholders.

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Purchasing Call Options . A call option may be purchased by the Fund to seek to benefit from an anticipated rise in a particular security or in a security index. The purchaser pays a premium for a call option. The purchaser then has the right to buy the underlying investment during the call period at a fixed exercise price. The purchaser benefits only if, during the call period, the market price of the underlying investment rises above the total amount of the call price plus the transaction costs and the premium paid for the call or if the call option is resold at a profit. If the purchaser does not exercise the call option or resell it (whether or not at a profit), the option becomes worthless on its expiration date. In that case the purchaser will have lost the amount it paid as a premium and not realized any gain on the transaction.

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Settlement of a call on an index is in cash rather than by delivery of the underlying investment. Gain or loss on the transaction would depend on changes to the prices of the securities that make up the index.

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Purchasing Put Options . A put on a security or securities index may be purchased by the Fund to attempt to protect against a decline (below the exercise price) in the value of the underlying investment. The purchaser pays a premium for the right to sell the underlying investment at a fixed exercise price during the put period. If the market price of the underlying investment remains above or equal to the exercise price, the put will generally not be exercised or resold and will become worthless on the expiration date. In that case the purchaser will have lost the amount it paid as a premium and not realized any benefit from the right to sell the underlying investment. If the purchaser resells a put prior to its expiration date, it may or may not realize a profit on that sale.

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A put may also be purchased on an investment the buyer does not own. That would permit the purchaser to resell the put or to buy the underlying investment and sell it at the exercise price. If the market price of the underlying investment remains above or equal to the exercise price, the put would generally not be exercised and would become worthless on its expiration date.

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Settlement of a put on a securities index is in cash rather than by delivery of the underlying investment. Gain or loss on the transaction would depend on the changes to the prices of the securities that make up the index.

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Put and Call Options on Futures. A call on a futures contract may be sold by the Fund without owning the futures contract or securities deliverable under the contract. The call is covered by the Fund by identifying an equivalent dollar amount of liquid assets at the time the call is sold. If the value of the segregated assets drops below 100% of the current market value of the future, the Fund will identify additional liquid assets on its books. Because of this requirement, the receipt of an exercise notice would not require the delivery of the futures contract under any circumstances. It would, however, put the Fund in a short futures position, which is permitted under applicable hedging policies.

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A put option on a future may be purchased by the Fund to attempt to protect against a decline (below the exercise price) in the value of the underlying investment during the put period. If, because the market price of the underlying investment remains above or equal to the exercise price, the put is not exercised or resold, it becomes worthless on the expiration date. In that case the purchaser will have lost the amount it paid as a premium and not realized any benefit from the right to sell the underlying investment. If the purchaser resells the put prior to its expiration, it may or may not realize a profit on that resale.

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A put option may also be purchased by the Fund on a future it does not own. That would permit the Fund to resell the put or to buy the underlying investment and sell it at the exercise price. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

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Buying and Selling Options on Foreign Currencies. Put and call options on foreign currencies include puts and calls that trade on a securities or commodities exchange or in the over-the-counter markets or that are quoted by major recognized dealers in such options.

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If the value of a foreign currency rises against the U.S. dollar, the cost of securities denominated in that currency increases. The increased cost of those securities may be partially offset by purchasing calls or selling puts on the foreign currency. If the value of a foreign currency against the U.S. dollar falls, the dollar value of portfolio securities denominated in that currency would decline. That decline might be partially offset by selling calls or purchasing puts on the foreign currency. If the currency rate fluctuates in an adverse direction from the option position, however, the option premium payments and transaction costs would have been incurred without a corresponding benefit.

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A call on a foreign currency could be sold to provide a hedge against a decline in the U.S. dollar value of a security denominated in that currency or in a different currency (known as a "crosshedging" strategy).  A call on a foreign currency is "covered" if the seller owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration upon conversion or exchange of other foreign currency held in its portfolio. The seller may also cover the option by maintaining identified cash, U.S. Government securities or other liquid, high-grade debt securities in an amount equal to the exercise price of the option.

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Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than those required for normal portfolio management. These risks of using options and futures include the following:

Selection Risk.  If the Manager uses an option at the wrong time or judges market conditions incorrectly, or if the prices of its options positions are not correlated with its other investments, a hedging strategy may reduce returns or cause losses. If a covered call option is sold on an investment that increases in value, if the call is exercised, no gain will be realized on the increase in the investment's value above the call price. A put option on a security that does not decline in value will cost the amount of the purchase price and without providing any benefit if it cannot be resold.

Liquidity Risk. Losses might also be realized if a position could not be closed out because of illiquidity in the market for an option. An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

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Leverage Risk. Premiums paid for options are small compared to the market value of the underlying investments. Consequently, options may involve large amounts of leverage, which could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

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Correlation Risk. If the Fund sells futures or purchases puts on broadly-based indices or futures to attempt to protect against declines in the value of its portfolio securities, it may be subject to the risk that the prices of the futures or the applicable index will not correlate with the prices of those portfolio securities. For example, the market or the index might rise but the value of the hedged portfolio securities might decline. In that case, the Fund would lose money on the hedging instruments and also experience a decline in the value of the portfolio securities. Over time, however, the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which related hedging instruments are based.

The risk of imperfect correlation increases as the composition of the portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use a greater dollar amount of hedging instruments than the dollar amount of portfolio securities being hedged, particularly if the historical price volatility of the portfolio securities being hedged is more than the historical volatility of the applicable index.

Transaction Costs. Option activities might also affect portfolio turnover rates and brokerage commissions. The portfolio turnover rate might increase if the Fund is required to sell portfolio securities that are subject to call options it has sold or if it exercises put options it has bought. Although the decision to exercise a put it holds is within the Fund's control, holding a put might create an additional reason to purchase a security. There may also be a brokerage commission on each purchase or sale of a put or call option. Those commissions may be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. A brokerage commission may also be paid for each purchase or sale of an underlying investment in connection with the exercise of a put or call.

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Foreign Currency Forward Contracts. Foreign currency futures contracts are known as "forward contracts." They are used to buy or sell foreign currency for future delivery at a fixed price.  They are used to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative value of the U.S. dollar against a foreign currency. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases. Forward contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

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Forward Contract Strategies. Under a forward contract, the Fund agrees to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into. The costs of engaging in forward contracts varies depending on factors such as the currencies involved, the length of the contract period and the market conditions then prevailing.

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A forward contract might be used to provide for the purchase or sale of the amount of foreign currency involved in the purchase or sale of a security denominated in a foreign currency, or for dividend or interest payments that may be received in a foreign currency. This is called a "transaction hedge." The transaction hedge will protect against a loss from an adverse change in the currency exchange rates during the period between the date on which a security is purchased or sold or on which a payment is declared, and the date on which the payments are made or received. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities, but it does fix a rate of exchange in advance.

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If it is anticipated that a foreign currency might suffer a substantial decline against the U.S. dollar, forward contracts to sell the foreign currency could be used to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge." To try to protect against a substantial decline of the U.S. dollar against a foreign currency, a forward contract to buy that foreign currency for a fixed dollar amount could be used. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency the Fund believes will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities are denominated.

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In some cases, at or before the maturity of a forward contract, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. If the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the "spot" (that is, cash) market to settle the security trade. If the market value of the security exceeds the amount of foreign currency the Fund is obligated to deliver, the Fund might have to sell some of the foreign currency on the spot market. There would be additional transaction costs for the spot market transactions in those cases.

Alternatively, the contractual obligation to deliver the currency may be offset by purchasing a second contract to obtain, on the same maturity date, the same amount of the currency as the currency obligation. Similarly, a forward contract purchase obligation may be closed out by entering into a second contract to sell the same amount of the same currency on the maturity date of the first contract. The gain or loss would be realized as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

Forward Contract Limitations. The Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency (or another currency that is the subject of the hedge). However, the Fund can maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency. As one alternative, the Fund could purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, the Fund could purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. The Fund could also cover its short positions by identifying assets on its books equal to the aggregate amount of the Fund's commitment under forward contracts or the excess amount of those obligations.

Forward Contract Risks. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date a forward contract is entered into and the date it is sold. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing losses on those contracts and additional transaction costs. The use of forward contracts might reduce performance if there are unanticipated changes in currency prices.

Forward Contract Costs. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Foreign exchange dealers do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency at one rate, while offering a lower rate for purchasing that currency. Because these contracts are not traded on an exchange, the credit and performance risk of the counterparty must also be evaluated.

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Investments in Pooled Investment Entities that Invest in Loans. The Fund can buy interests in trusts and other pooled entities (including other investment companies) that invest primarily or exclusively in loan obligations, including entities sponsored or advised by the Manager or an affiliate. The loans underlying these investments may include loans to foreign or U.S. borrowers, may be collateralized or uncollateralized and may be rated investment-grade or below, or may be unrated. These investments are subject to the risk of default by the borrower, interest rate and prepayment risk. The Fund will be subject to the pooled entity's credit risks as well as the credit risks of the underlying loans. There is a risk that a borrower of the underlying loan may have difficulty making payments. If a borrower fails to pay scheduled interest or principal payments, the Fund's income may be reduced and the value of the investment in the pooled entity might also decline.

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Asset Coverage for Certain Investments and Trading Practices. Typically, the Fund's investments in equity and fixed-income securities do not involve any future financial obligations. However, the Fund may make investments or employ trading practices that obligate the Fund, on a fixed or contingent basis, to deliver an asset or make a cash payment to another party in the future. The Fund will comply with guidance from the U.S. Securities and Exchange Commission (the "SEC") and other applicable regulatory bodies with respect to coverage of certain investments and trading practices. This guidance may require earmarking or segregation by the Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security or financial instrument or by other portfolio positions, or by other means consistent with applicable regulatory policies. In some cases, SEC guidance permits the Fund to cover its obligation by entering into an offsetting transaction.

For example, if the Fund enters into a currency forward contract to sell foreign currency on a future date, the Fund may cover its obligation to deliver the foreign currency by earmarking or otherwise segregating cash or liquid securities having a value at least equal to the value of the deliverable currency. Alternatively, the Fund could cover its obligation by earmarking or otherwise segregating an amount of the foreign currency at least equal to the deliverable amount or by entering into an offsetting transaction to acquire an amount of foreign currency at least equal to the deliverable amount at a price at or below the sale price received by the Fund under the currency forward contract.

The Fund's approach to asset coverage may vary among different types of swaps. With respect to most swap agreements (but excluding, for example, credit default swaps), the Fund calculates the obligations of the parties to the agreement on a "net basis" (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Consequently the Fund 's current obligations (or rights) under these swap agreements will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligation, if any, under a swap agreement will generally be covered by earmarking or otherwise segregating cash or liquid securities having an aggregate net asset value at least equal to the accrued unpaid net amounts owed. To the extent that the obligations of the parties under these swaps are not calculated on a net basis, the amount earmarked or otherwise segregated will be the full amount of the Fund's obligations, if any. Alternatively, the Fund could cover its obligation by other means consistent with applicable regulatory policies.

With respect to credit default swaps, typically, if the Fund enters into a credit default swap as the buyer of credit protection, then it will earmark or otherwise segregate an amount of cash or liquid securities at least equal to any accrued payment or delivery obligations under the swap. Alternatively, if the Fund enters into a credit default swap as the seller of credit protection, then the Fund will earmark or otherwise segregate an amount of cash or liquid securities at least equal to the full notional amount of the swap. Alternatively, the Fund could cover its obligation by other means consistent with applicable regulatory policies.

Inasmuch as the Fund covers its obligations under these transactions as described above, the Manager and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. Earmarking or otherwise segregating a large percentage of the Fund's assets could impede the Manager's ability to manage the Fund's portfolio.

Regulatory Aspects of Derivatives and Hedging Instruments. The Commodity Futures Trading Commission has eliminated limitations on futures trading by certain regulated entities, including registered investment companies. Consequently, registered investment companies may engage in unlimited futures transactions and options thereon by claiming an exclusion from regulation as a commodity pool operator under the Commodity Exchange Act.

Options transactions are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were purchased, sold or held through one or more different exchanges or are held in one or more accounts or through one or more brokers. Thus, the number of options that can be sold by an investment company advised by the Manager may be affected by options written or held by other investment companies advised by the Manager or affiliated entities. The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Under SEC staff interpretations regarding applicable provisions of the Investment Company Act, when a registered investment company purchases a future, it must identify cash or other liquid assets at its custodian bank in an amount equal to the purchase price of the future, less the margin deposit applicable to it.

Tax Aspects of Certain Derivatives and Hedging Instruments. Futures contracts, non-equity options and certain foreign currency exchange contracts are treated as "Section 1256 contracts" under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Internal Revenue Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt those transactions from this mark-to-market treatment.

Certain forward contracts may result in "straddles" for federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized on those positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss:

  gains or losses attributable to fluctuations in exchange rates that occur between the time interest or other receivables are accrued or expenses or other liabilities denominated in a foreign currency are accrued and the time the Fund actually collects such receivables or pays such liabilities, and gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of investment income available for distribution to its shareholders.

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Participation Interests in Loans. These investments represent an undivided fractional interest in a loan obligation of a borrower. They are typically purchased from banks or dealers that have made the loan, or are members of the loan syndicate, and that act as the servicing agent for the interest. The loans may be to foreign or U.S. borrowers, may be collateralized or uncollateralized and may be rated investment-grade or below or may be unrated. Participation interests are subject to the credit risk of the servicing agent as well as the credit risk of the borrower.

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Investments in participation interests are primarily dependent upon the creditworthiness of the borrower, which is obligated to make payments of principal and interest on the loan. There is a risk that a borrower may have difficulty making payments. If a borrower fails to pay scheduled interest or principal payments, the Fund's income may be reduced and the value of the investment in the participation interest might also decline. If the issuer of the participation interest fails to perform its obligations, purchasers might incur costs and delays in realizing payment and suffer a loss of principal and/or interest. If a fund purchases a participation interest, it may be only able to enforce its rights through the lender. The lender may have no obligation to the purchasers other than to pay them the proportionate amount of the principal and interest payments they receive. In some cases, these participation interests may be partially "unfunded," meaning that the Fund may be required to advance additional money on future dates.

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Asset-Backed Securities. Asset-backed securities are fractional interests in pools of loans, receivables or other assets, typically accounts receivable or consumer loans. They are issued by trusts or special-purpose vehicles and are backed by the loans, receivables or other assets that make up the pool. The income from the pool is passed through to the investor in the asset-backed security. These securities are subject to the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool and may also be subject to prepayment and extension risks. The pools may offer a credit enhancement, such as a bank letter of credit, to try to reduce the risks that the underlying debtors will not pay their obligations when due. However, the enhancement, if any, might not be for the full par value of the security. If the enhancement is exhausted and any required payments of interest or repayments of principal are not made, a holder could suffer losses on its investment or delays in receiving payment.

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The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. The risks of investing in asset-backed securities are ultimately related to payment of the underlying loans by the individual borrowers. A purchaser of an asset-backed security would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which may shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as in the case of mortgage-related securities.

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Portfolio Turnover. "Portfolio turnover" describes the rate at which the Fund traded its portfolio securities during its last fiscal year. For example, if a fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. The Fund's portfolio turnover rate will fluctuate from year to year.

Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which could reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code.

Other Investments and Investment Strategies

The Fund may also use the following types of investments and investment strategies.

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Investments in Other Investment Companies. Investments in the securities of other investment companies can include open-end funds, closed-end funds, business development companies and unit investment trusts. Exchange-traded funds, which are typically open-end funds or unit investment trusts, are listed on a stock exchange. These investments may provide a way to gain exposure to segments of the equity or fixed-income markets represented by the exchange-traded fund's portfolio at times when it is not possible to buy those portfolio securities directly.

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Investing in another investment company may involve paying a substantial premium above the value of that investment company's portfolio securities. The Fund does not intend to invest in other investment companies unless the Manager believes that the potential benefits of an investment justify the payment of any premiums or sales charges. As a shareholder of an investment company, the Fund would be subject to its ratable share of that company's expenses, including its advisory and administration expenses.

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Investments in other investment companies are subject to limits set forth in the Investment Company Act of 1940, including the limitations that apply to reliance on sub-paragraph (F) or (G) of section 12(d)(1).

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Event-Linked Bonds. The Fund may invest in "event-linked" bonds or interests in trusts and other pooled entities (including other investment companies) that invest primarily or exclusively in event-linked bonds, including entities sponsored and/or advised by the Manager or an affiliate. Event-linked bonds, which are sometimes referred to as "catastrophe" bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. In some cases, the trigger event will not be deemed to have occurred unless the event is of a certain magnitude (based on scientific readings) or causes a certain measurable amount of loss to the issuer, a particular industry group or a reference index. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal and additional interest. The Fund may also invest in similar bonds where the Fund may lose all or a portion of its principal and additional interest if the mortality rate in a geographic area exceeds a stated threshold prior to maturity whether or not a particular catastrophic event has occurred. Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, and financial institutions, among other issuers, or special purpose vehicles associated with the foregoing. Often event-linked bonds provide for extensions of maturity in order to process and audit loss claims in those cases when a trigger event has occurred or is likely to have occurred. An extension of maturity may increase a bond's volatility.

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Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. Lack of a liquid market may result in higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated by one or more nationally recognized statistical rating organizations and the Fund will only invest in event-linked bonds that meet the credit quality requirements for the Fund.

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Floating Rate and Variable Rate Obligations. Some debt securities have variable or floating interest rates. The interest rate on a floating rate note is adjusted automatically according to a stated prevailing market rate, such as a bank's prime rate, the 91-day U.S. Treasury Bill rate, or some other standard. The instrument's rate is adjusted automatically each time the base rate is adjusted. The interest rates on variable rate obligations are adjusted at stated periodic intervals.

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Generally, the changes in the interest rate on floating and variable rate obligations reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity.

Floating rate and variable rate obligations that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals, generally not exceeding one year and upon no more than 30 days' notice. Variable rate obligations may have a demand feature that allows the holder to tender the obligation to the issuer or a third party at certain times. The tender may be at par value plus accrued interest, according to the terms of the obligations. Floating rate notes may also have a feature that allows the holder to receive payment prior to maturity. The issuer of a "demand" obligation normally has a corresponding right to prepay the outstanding principal amount of the note plus accrued interest after a given period. The issuer usually must provide a specified number of days' notice to the holder.

A floating rate or variable rate obligation may meet the required credit quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

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Municipal Securities. Municipal securities are issued to raise money for a variety of public or private purposes, including financing state or local governments, financing specific projects or financing public facilities. These debt obligations are issued by the state governments, as well as their political subdivisions (such as cities, towns, and counties) and their agencies and authorities. Municipal securities generally are classified as general or revenue obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are bonds whose interest is payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source. Some revenue obligations are private activity bonds that pay interest that may be a tax preference item for investors subject to the federal alternative minimum tax. The Fund can invest in municipal securities because the portfolio managers believe they offer attractive yields relative to the yields and risks of other debt securities, rather than to seek tax-exempt interest income for distribution to shareholders.

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When-Issued and Delayed-Delivery Transactions. "When-issued" and "delayed-delivery" are terms that refer to securities whose documentation and indenture are available, and for which a market exists, but which are not available for immediate delivery to a purchaser. When-issued and delayed-delivery securities are purchased at a price that is fixed at the time of the transaction with payment and delivery of the security made at a later date. During the period between purchase and settlement, the buyer makes no payment to the issuer (or seller) of the security and no interest accrues to the buyer from the investment. Purchases on that basis are made when it is anticipated that the price at the time of the transaction is lower than the price will be at the time of delivery.

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The securities are subject to change in value from market fluctuations during the period until settlement and the value of the security on the delivery date may be more or less than the purchase price. If the value of the security declines below the purchase price, the transaction may lose money.

The buyer relies on the other party to complete the when-issued or delayed-delivery transactions. The buyer will bear the risk that a security purchased on a when-issued or delayed-delivery basis may not be issued or may not be delivered as agreed. A failure to do so may cause the loss of an opportunity to obtain the security at an advantageous price or yield.

When-issued and delayed-delivery transactions can be used as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, if rising interest rates or falling prices are anticipated, a portfolio security may be sold on a delayed-delivery basis to attempt to limit exposure to those occurrences. In periods of falling interest rates and rising prices, a purchase of securities on a when-issued or delayed-delivery basis may be used to obtain the benefit of currently higher cash yields.

The Fund engages in when-issued and delayed-delivery transactions for the purpose of acquiring or selling securities consistent with its investment objective and policies or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although the Fund will enter into delayed-delivery or when-issued purchase transactions to acquire securities, it can dispose of a commitment prior to settlement. If it chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to receive delivery, it may incur a gain or loss.

At the time of the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, the Fund records the transaction on its books and reflects the value of the security purchased in determining its net asset value. It also identifies liquid assets on its books at least equal to the amount of the purchase commitment until it pays for the investment. In a sale transaction, it records the proceeds to be received.

Short Sales. The Fund may make short sales of securities, either as a hedge against the potential decline in value of a security that the Fund owns or to realize appreciation when a security that the Fund does not own declines in value. The Fund may also use derivative instruments to create a position that is economically similar to a short sale. Making short sales in securities that it does not own exposes a Fund to risks associated with those securities. As a result, if a Fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities they do not own. A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund closes the position. A Fund will realize a gain if the security declines in price between those dates. There can be no assurance that a Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

The Fund will comply with guidelines established by the Securities and Exchange Commission and other applicable regulatory bodies with respect to coverage of short sales. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security or by other means consistent with applicable regulatory policies. Segregation of a large percentage of the Fund's assets could impede the Manager's ability to manage the Fund's portfolio.

Repurchase Agreements. The Fund can acquire securities subject to repurchase agreements. It might do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions, or for temporary defensive purposes, as described below.

In a repurchase transaction, the Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Manager from time to time.

The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements having maturity beyond seven days are subject to the Fund's limits on holding illiquid investments. The Fund will not enter into a repurchase agreement that causes more than 15% of its net assets when combined with other illiquid investments to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less.

Repurchase agreements, considered "loans" under the Investment Company Act, are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will monitor the collateral's value on an on-going basis.

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Illiquid and Restricted Securities. Investments that do not have an active trading market, or that have legal or contractual limitations on their resale, are generally referred to as "illiquid" securities. Illiquid securities may be difficult to value or to sell promptly at an acceptable price or may require registration under applicable securities laws before they can be sold publicly. Securities that have limitations on their resale are referred to as "restricted securities." Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid.

Equity Securities. Equity securities include common stocks, preferred stocks, rights and warrants, and securities convertible into common stock. Some equity securities may offer the potential for both capital appreciation and dividend income.

Risks of Investing in Equity Securities. Stocks and other equity securities fluctuate in price in response to changes in equity markets in general. Equity markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign markets.

The prices of equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company's securities. These factors may include: poor earnings reports, a loss of customers, litigation, or changes in government regulations affecting the company or its industry.

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Common Stock. Common stock represents an ownership interest in a company. It ranks below preferred stock and debt securities in claims for dividends and in claims for assets of the issuer in a liquidation or bankruptcy. Common stocks may be exchange-traded or over-the-counter securities. Over-the-counter securities may be less liquid than exchange-traded securities.

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Preferred Stock. Preferred stock are equity securities that have a dividend rate payable from the company's earnings. Their stated dividend rate causes preferred stock to have some characteristics of debt securities. If interest rates rise, the fixed dividend on preferred stock may be less attractive and the price of those securities will likely decline. If interest rates fall their price will likely increase.

Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require that all, or a portion of, any unpaid dividends must be paid before the issuer can pay dividends on its common stock. "Participating" preferred stock may be entitled to a larger dividend than the stated dividend in certain cases. "Auction rate" preferred stock has a dividend rate that is set by a Dutch auction process.

Preferred stock may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates fall.

Preferred stock do not constitute a liability of the issuer and therefore do not offer the same degree of capital protection or assured income as debt securities. Preferred stock generally rank ahead of common stock and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy.

Convertible Securities. Convertible securities are debt securities or preferred stocks that are convertible into the issuer's common stock or other equity securities. While many convertible securities are considered to be mainly debt securities, certain convertible securities are regarded more as "equity equivalents" because of their conversion feature. The market value of a convertible security reflects both its "investment value," which is its expected income potential, and its "conversion value," which is its anticipated market value if it were converted. If its investment value exceeds its conversion value, the security will generally behave more like a debt security, and the security's price will likely increase when interest rates fall and decrease when interest rates rise. If its conversion value exceeds its investment value, the security will generally behave more like an equity security. In that case its price will tend to fluctuate with the price of the underlying common stock or other security.

Convertible debt securities, like other debt securities, are subject to credit risk and interest rate risk. Convertible securities rank senior to common stock in a corporation's capital structure and therefore are subject to less risk than common stock in case of an issuer's bankruptcy or liquidation.

For convertible securities that are considered to be "equity equivalents," their credit quality generally has less impact on the security's value than in the case of non-convertible debt securities. To determine whether convertible securities should be regarded as "equity equivalents," the Manager may consider a number of factors, including:

  whether the convertible security can be exchanged for a fixed number of shares of common stock of the issuer or is subject to a "cap" or a conversion formula or other type of limit;
  whether the convertible security can be exchanged at a time determined by the investor rather than by the issuer;
  whether the issuer of the convertible securities has restated its earnings per share on a fully diluted basis (that is, as if all of the issuer's convertible securities were converted into common stock); and
  the extent to which the convertible security may participate in any appreciation in the price of the issuer's common stock.

Rights and Warrants. Rights and warrants may be purchased directly or may be acquired as part of other securities. Warrants are options to purchase equity securities at a specific price during a specific period of time. The price of a warrant does not necessarily move parallel to the price of the underlying security and is generally more volatile than the price of the underlying security. Rights are similar to warrants, but normally have a shorter duration. The market for rights or warrants may be very limited and it may be difficult to sell them promptly at an acceptable price. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

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Borrowing and Leverage. The Fund may borrow money, to the extent currently permitted under the Investment Company Act, and any applicable the rules, regulations or exemptions. If the Fund buys securities while borrowings are outstanding it may create leverage. Leverage may increase the opportunity for return but also creates special risks and may be considered speculative. The use of leverage may make the Fund's share prices more volatile. Interest on money it borrows is an expense. If those expenses are higher than the income or capital appreciation on securities purchased with the borrowed funds, performance will be lower than it would have been if the Fund had not borrowed.

The Fund's borrowing will only be from banks and will not be for more than 33 1/3% of the value of its total assets, including the amount borrowed. If its borrowings exceed that amount, the Fund is required to reduce its bank debt to the extent necessary to comply with that requirement within three days. To do so, the Fund may need to sell securities at a time when it otherwise would not do so.

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Temporary Defensive and Interim Investments. In times of unstable or adverse market, economic or political conditions, or if the Manager believes it is otherwise appropriate to reduce holdings in the Fund's principal investments, the Fund can invest in other types of securities for defensive purposes. It can also purchase these types of securities for liquidity purposes to meet cash needs due to the redemption of shares, or to hold while waiting to invest cash received from the sale of its shares or portfolio securities.

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These temporary defensive investments can include: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) commercial paper rated in the highest category by an established nationally recognized statistical rating organization; (iii) certificates of deposit or bankers' acceptances of domestic banks with assets of $1 billion or more; (iv) any of the foregoing securities that mature in one year or less (generally known as "cash equivalents"); (v) other short-term corporate debt obligations; (vi) repurchase agreements; and (vii) shares of Oppenheimer Institutional Money Market Fund.

Investment Restrictions

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Fundamental Policies. The Fund has adopted policies and restrictions to govern its investments. Under the Investment Company Act, fundamental policies are those policies that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities, which is defined as the vote of the holders of the lesser of:

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  67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or
  more than 50% of the outstanding shares.

The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this SAI are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this SAI, as appropriate.  The Fund's most significant investment policies are described in the Prospectus.

Other Fundamental Investment Restrictions. The following investment restrictions are fundamental policies of the Fund.

  The Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or it would then own more than 10% of that issuer's voting securities. This limit applies to 75% of the Fund's total assets. The limit does not apply to securities issued by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies.
  The Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. Each foreign government is treated as an "industry" and utilities are divided according to the services they provide.
  The Fund cannot borrow money in excess of 33 1/3 % of the value of its total assets (including the amount borrowed). The Fund may borrow only from banks and/or affiliated investment companies. With respect to this fundamental policy, the Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act.
  The Fund cannot make loans except (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through an inter-fund lending program with other affiliated funds, provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans), and (d) through repurchase agreements.
  The Fund cannot invest in real estate, physical commodities or commodity contracts. However, the Fund may: (1) invest in debt securities secured by real estate or interests in real estate, or issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate; (2) invest in hedging instruments permitted by any of its other investment policies; and (3) buy and sell options, futures, securities or other instruments backed by, or the investment return from which is linked to changes in the price of, physical commodities or currencies.
  The Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  The Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

Unless the Prospectus or this SAI states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. That means the Fund is not required to sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund. Percentage limits on borrowing and investments in illiquid securities apply on an ongoing basis.

Non-Fundamental Restrictions. The Fund has the following additional operating policies that are not "fundamental" and can be changed by the Board without shareholder approval.

For purposes of the Fund's policy not to concentrate its investments, described above, the Fund has adopted an industry classification that is not a fundamental policy.

Disclosure of Portfolio Holdings

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While recognizing the importance of providing Fund shareholders with information about their Fund's investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative processes, the need for transparency must be balanced against the risk that third parties who gain access to the Fund's portfolio holdings information could attempt to use that information to trade ahead of or against the Fund, which could negatively affect the prices the Fund is able to obtain in portfolio transactions or the availability of the securities that a portfolio manager is trading on the Fund's behalf.

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The Fund, the Manager, the Distributor and the Transfer Agent have therefore adopted policies and procedures regarding the dissemination of information about the Fund's portfolio holdings by employees, officers and directors or trustees of the Fund, the Manager, the Distributor and the Transfer Agent. These policies are designed to assure that non-public information about the Fund's portfolio securities holdings is distributed only for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that information from being used in a way that could negatively affect the Fund's investment program or enable third parties to use that information in a manner that is harmful to the Fund. It is a violation of the Code of Ethics for any covered person to release holdings in contravention of the portfolio holdings disclosure policies and procedures adopted by the Fund.

Portfolio Holdings Disclosure Policies. The Fund, the Manager, the Distributor and the Transfer Agent and their affiliates and subsidiaries, employees, officers, and directors or trustees, shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Manager or any affiliated person of the Manager) in connection with the disclosure of the Fund's non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Manager and its subsidiaries pursuant to agreements approved by the Fund's Board shall not be deemed to be "compensation" or "consideration" for these purposes. Until publicly disclosed, the Fund's portfolio holdings are proprietary, confidential business information. After they are publicly disclosed, the Fund's portfolio holdings may be released in any appropriate manner.

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  Public Disclosure. The Fund's portfolio holdings are made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters in its annual and semi-annual reports to shareholders and in its Statements of Investments on Form N-Q. Those documents are publicly available at the SEC. In addition, the Fund's portfolio holdings information, as of the end of each calendar month, may be posted and available on the Fund's website (at www.oppenheimerfunds.com) no sooner than 30 days after the end of each calendar month. The top 20 month-end securities holdings, listed by security or by issuer, may be posted on the OppenheimerFunds website with a 15-day delay. The Fund may delay posting its holdings, post a smaller list of holdings (e.g., the top 10 or top 15 portfolio holdings), or may not post any holdings, if the Manager believes that would be in the best interests of the Fund and its shareholders. Other general information about the Fund's portfolio investments, such as portfolio composition by asset class, industry, country, currency, credit rating or maturity, may also be publicly disclosed with a 15-day delay.

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The Fund's portfolio holdings information (which may include information on the Fund's entire portfolio of individual securities therein) positions may be released to the following categories of individuals or entities on an ongoing basis, provided that such individual or entity either (1) has signed an agreement to keep such information confidential and not trade on the basis of such information, or (2) as a member of the Fund's Board, or as an employee, officer or director of the Manager, the Distributor, or the Transfer Agent, or of their legal counsel, is subject to fiduciary obligations (a) not to disclose such information except in compliance with the Fund's policies and procedures and (b) not to trade for his or her personal account on the basis of such information.

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  Employees of the Fund's Manager, Distributor and Transfer Agent who need to have access to such information (as determined by senior officers of such entities);

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  The Fund's independent registered public accounting firm;

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  Members of the Fund's Board and the Board's legal counsel;

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  The Fund's custodian bank;

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  A proxy voting service designated by the Fund and its Board;

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  Rating/ranking organizations (such as Lipper, Inc. and Morningstar, Inc.);

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  Portfolio pricing services retained by the Manager to provide portfolio security prices;

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  Insurance companies that have separate accounts invested in Oppenheimer Variable Account Funds or Panorama Series Fund, Inc. (to prepare their financial statements and analysis);

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  Brokers and dealers for purposes of providing portfolio analytic services;

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  Brokers and dealers in connection with portfolio transactions (purchases and sales);

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  Brokers and dealers to obtain bids or bid and asked prices (if securities held by the Fund are not priced by the Fund's regular pricing services);

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  Dealers to obtain price quotations where the Fund is not identified as the owner of the securities; and

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  Dealers, to obtain bids (price quotations if securities are not priced by the Fund's regular pricing services).

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Month-end lists of the Fund's complete portfolio holdings may be disclosed for legitimate business reasons, no sooner than 5 days after the relevant month end, pursuant to special requests and under limited circumstances discussed below, provided that:

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  The third-party recipient must first submit a request for release of Fund portfolio holdings, explaining the business reason for the request;

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  Senior officers (a Senior Vice President, Deputy General Counsel or above) in the Manager's Investment Operations and Legal departments must approve the completed request for release of Fund portfolio holdings; and

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  Before receiving the data, the third-party recipient must sign the Manager's portfolio holdings non-disclosure agreement, agreeing to keep confidential the information that is not publicly available regarding the Fund's holdings and agreeing not to trade directly or indirectly based on the information.

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Portfolio holdings information (which may include information on the Fund's entire portfolio or individual securities therein) may be provided by senior officers of the Manager or attorneys on the legal staff of the Manager, Distributor, or Transfer Agent, in the following circumstances:

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  Response to legal process in litigation matters, such as responses to subpoenas or in class action matters where the Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant;

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  Response to regulatory requests for information (from the SEC, the Financial Industry Regulatory Authority ("FINRA"), state securities regulators, and/or foreign securities authorities, including without limitation requests for information in inspections or for position reporting purposes);

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  To potential sub-advisers of portfolios (pursuant to confidentiality agreements);

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  To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements);

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  Investment bankers in connection with merger discussions (pursuant to confidentiality agreements).

Portfolio managers and analysts may, subject to the Manager's policies on communications with the press and other media, discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their financial representatives.

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The Fund's shareholders may, under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions), receive redemption proceeds of their Fund shares paid as pro rata shares of securities held in the Fund's portfolio. In such circumstances, disclosure of the Fund's portfolio holdings may be made to such shareholders.

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Any permitted release of otherwise non-public portfolio holdings information must be in accordance with the then-current policy on approved methods for communicating confidential information.

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The Chief Compliance Officer (the "CCO") of the Fund and the Manager, Distributor, and Transfer Agent shall oversee the compliance by the Manager, Distributor, Transfer Agent, and their personnel with these policies and procedures. At least annually the CCO reports to the Fund's Board any material violation of these policies and procedures during the previous period and makes recommendations to the Board as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedures.

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The Manager and the Fund have entered into ongoing arrangements to make available information about the Fund's portfolio holdings. One or more of the Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

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ABG Sundal Collier	Fortis Securities	Ned Davis Research Group
Advisor Asset Management	Fox-Pitt, Kelton, Inc.	Needham & Company
Alforma Capital Markets	Fraser Mackenzie	Neue Zurcher Bank
Altrushare	Friedman, Billings, Ramsey	Nomura Securities International, Inc.
Altus Investment Management	FTN Equity Capital Markets Corporation	Numis Securities Inc.
American Technology Research	Garp Research & Securities	Oddo Securities
Auerbach Grayson & Company	George K. Baum & Company	Omgeo LLC
Banc of America Securities	GMP Securities L.P.	Oppenheimer & Co., Inc.
Barclays Capital	Goldman Sachs & Company	Pacific Crest
Barnard Jacobs Mellet	Good Morning Securities	Paradigm Capital
BB&T Capital Markets	Goodbody Stockbrokers	Petercam/JPP Eurosecurities
Belle Haven Investments, Inc.	Handelsbanken Markets Securities	Piper Jaffray Company
Beltone Financial	Helvea Inc.	Prager Sealy & Company
Bergen Capital	Hewitt	R. Seelaus & Co., Inc.
Bloomberg	HJ Sims & Co., Inc.	Ramirez & Company
BMO Capital Markets	Howard Weil	Raymond James & Associates, Inc.
BNP Paribas	HSBC Securities	RBC Capital Markets
Brean Murray Carret & Company	Hyundai Securities America, Inc.	RBC Dain Rauscher
Brown Brothers Harriman & Company	ICICI Securities Inc.	Redburn Partners
Buckingham Research Group	Interactive Data	Renaissance Capital
Cabrera Capital	Intermonte	RiskMetrics Group
Callan Associates	Investec	Robert W. Baird & Company
Cambridge Associates	Janco Partners	Rocaton
Canaccord Adams, Inc.	Janney Montgomery Scott LLC	Rogers Casey
Caris & Company	Jefferies & Company	Roosevelt & Cross
Carnegie	Jennings Capital Inc.	Royal Bank of Scotland
Cazenove	Jesup & Lamont Securities	Russell/Mellon
Cheuvreux	JMP Securities	RV Kuhns
Citigroup	Johnson Rice & Company	Sal Oppenheim
Cleveland Research Company	JPMorgan Chase	Salman Partners
CLSA	Kaupthing Securities Inc.	Samsung Securities
Cogent	Keefe, Bruyette & Woods, Inc.	Sandler Morris Harris Group
Collins Stewart	Keijser Securities N.V.	Sandler O'Neill & Partners
Commerzbank	Kempen & Co. USA Inc.	Sanford C. Bernstein & Company, LLC
Contrarian Capital Management, LLC	Kepler Capital Markets	Santander Securities
Cormark Securities	KeyBanc Capital Markets	Scotia Capital
Cowen & Company	KPMG LLP	Seattle-Northwest Securities
Craig-Hallum Capital Group LLC	Kotak Mahindra Inc.	Sidoti & Company LLC
Credit Suisse	Lazard Capital	Siebert Brandford Shank & Company
Crews & Associates	LCG Associates	Simmons & Company
D.A. Davidson & Company	Lebenthal & Company	Societe Generale
Daewoo Securities Company, Ltd.	Leerink Swann	Standard & Poor's
Dahlman Rose & Company	Lipper	Sterne Agee
Daiwa Securities	Loop Capital Markets	Stifel, Nicolaus & Company
Davy	Macquarie Securities	Stone & Youngberg
DeMarche	MainFirst Bank AG	SunGard
DEPFA First Albany Corporation	MassMutual	Suntrust Robinson Humphrey
Desjardins Securities	Mediobanca Securities USA LLC	SWS Group, Inc.
Deutsche Bank	Merrill Lynch & Company, Inc.	Thomas Weisel Partners
Dougherty and Company LLC	Merrion Stockbrokers Ltd.	ThomsonReuters LLC
Dowling Partners	Mesirow Financial	Troika Dialog
Dresdner Kleinwort	MF Global Securities	UBS
Duncan Williams	Mirae Asset Securities	UOB Kay Hian (U.S.) Inc.
Dundee Securities	Mitsubishi Financial Securities	Vining & Sparks
DZ Financial Markets	Mizuho Securities USA	Vontobel Securities Ltd.
Edelweiss Securities Ltd.	ML Stern	Wachovia Securities Corporation
Emmet & Co., Inc.	Morgan Keegan	Watson Wyatt
Empirical Research	Morgan Stanley	Wedbush Morgan Securities
Enam Securities	Morningstar	Weeden & Company
Enskilda Securities	Motilal Oswal Securities	West LB
Evaluation Associates	MSCI Barra	WH Mell & Associates
Exane	M&T Securities	William Blair & Company
FactSet Research Systems	Multi-Bank Securities	Wilshire
FBR Capital Markets & Co.	Murphy & Durieu	Winchester Capital Partners, LLC
Fidelity Capital Markets	National Bank Financial	Ziegler Capital Markets Group
First Miami Securities	Natixis Bleichroeder Inc.
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Organization and History

Organization and History. The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Fund was organized as a Massachusetts business trust in May 1989.  Prior to June 30, 2010, the Fund was named "Oppenheimer Strategic Income Fund".

Classes of Shares. The Fund's Board of Trustees (the "Board") is authorized, without shareholder approval, to:

  create new series and classes of shares;
  reclassify unissued shares into additional series and classes; and
  divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund.

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The Fund currently has five classes of shares: Class A, Class B, Class C, Class N and Class Y. All classes invest in the same investment portfolio. Only certain retirement plans may purchase Class N shares. Each class of shares:

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  has its own dividends and distributions;
  pays certain expenses which may be different for the different classes;
  will generally have a different net asset value;
  will generally have separate voting rights on matters in which interests of one class are different from interests of another class; and
  votes as a class on matters that affect that class alone.

Each share of each class:

  represents an interest in the Fund proportionately equal to the interest of each other share of the same class;
  is freely transferable;
  has one vote at shareholder meetings, with fractional shares voting proportionally;
  may be voted in person or by proxy at shareholder meetings; and
  does not have cumulative voting rights, preemptive rights or subscription rights.

Class Y Share Availability.

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  Class Y shares are offered to fee-based clients of dealers that have a special agreement with the Distributor to offer these shares, and to certain institutional investors who have a special agreement with the Distributor.  Class Y shares are also offered to present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.

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  Class A to Class Y Voluntary Conversion. For shareholders who currently hold Class A shares but are authorized to purchase Class Y shares, those shareholders can convert existing Class A shares to Class Y shares of the same fund either through their dealer who has a special agreement with the Distributor or by submitting written instructions to the Transfer Agent. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, this voluntary conversion of Class A to Class Y shares is not treated as a taxable event. If those laws or the IRS interpretation of those laws should change, this voluntary conversion feature may be suspended.

Shareholder Meetings.  As a Massachusetts business trust, the Fund is not required to hold regular annual meetings of shareholders and does not plan to do so. The Fund may hold shareholder meetings from time to time, however, on important matters or when required to do so by the Investment Company Act, or other applicable law.

Shareholders have the right, upon a vote or declaration in writing of two-thirds of the outstanding shares of the Fund, to remove a Trustee or to take other action described in the Fund's Declaration of Trust. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares.

If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

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Shareholder and Trustee Liability. The Fund's Declaration of Trust contains an express disclaimer of shareholder and Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that, upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law. Although Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

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Board of Trustees and Oversight Committees

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The Fund is governed by a Board of Trustees, which is responsible for overseeing the Fund. The Board is led by William L. Armstrong, an independent trustee, who is not an "interested person" of the Fund, as that term is defined in the Investment Company Act of 1940. The Board meets periodically throughout the year to oversee the Fund's activities, including to review its performance, oversee potential conflicts that could affect the Fund, and review the actions of the Manager. With respect to its oversight of risk, the Board relies on reports and information received from various parties, including the Manager, internal auditors, the Fund's Chief Compliance Officer, the Fund's outside auditors and Fund counsel. It is important to note that, despite the efforts of the Board and of the various parties that play a role in the oversight of risk, it is likely that not all risks will be identified or mitigated.

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The Board has an Audit Committee, a Review Committee and a Governance Committee. Each of the Committees is comprised solely of Trustees who are not "interested persons" under the Investment Company Act (the "Independent Trustees").

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During the Fund's fiscal year ended September 30, 2010, the Audit Committee held 4 meetings, the Review Committee held 4 meetings and the Governance Committee held 4 meetings.

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The members of the Audit Committee are George C. Bowen (Chairman), Edward L. Cameron, Robert J. Malone and F. William Marshall, Jr. The Audit Committee selects the Fund's independent registered public accounting firm (also referred to as the "independent Auditors"). Other main functions of the Audit Committee, outlined in the Audit Committee Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund independent Auditors regarding the Fund internal accounting procedures and controls; (iii) reviewing reports from the Manager's Internal Audit Department; (iv) reviewing certain reports from and meet periodically with the Funds' Chief Compliance Officer; (v) maintaining a separate line of communication between the Fund independent Auditors and the Independent Directors/Trustees; (vi) reviewing the independence of the Fund independent Auditors; and (vii) approving in advance the provision of any audit or non-audit services by the Fund independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Fund, the Manager and certain affiliates of the Manager. The Audit Committee also reviews reports concerning the valuation on certain investments.

The members of the Review Committee are Sam Freedman (Chairman), Jon S. Fossel and Beverly L. Hamilton. Among other duties, as set forth in the Review Committee's Charter, the Review Committee reviews Fund performance and expenses as well as oversees several of the Fund's principal service providers and certain policies and procedures of the Fund.

The members of the Governance Committee are Robert J. Malone (Chairman), William Armstrong, Edward L. Cameron, Beverly L. Hamilton and F. William Marshall, Jr. The Governance Committee has adopted a charter setting forth its duties and responsibilities. Among other duties, the Governance Committee reviews and oversees Fund governance and the nomination of Directors/Trustees, including Independent Directors/Trustees. The Governance Committee has adopted a process for shareholder submission of nominees for board positions. Shareholders may submit names of individuals, accompanied by complete and properly supported resumes, for the Governance Committee's consideration by mailing such information to the Governance Committee in care of the Fund. The Governance Committee has not established specific qualifications that it believes must be met by a nominee. In evaluating nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other Trustees and will contribute to the Board's diversity. The Governance Committee may consider such persons at such time as it meets to consider possible nominees. The Governance Committee, however, reserves sole discretion to determine which candidates for Director/Trustee it will recommend to the Board and the shareholders and it may identify candidates other than those submitted by shareholders. The Governance Committee may, but need not, consider the advice and recommendation of the Manager or its affiliates in selecting nominees. The full Board elects new Directors/Trustees except for those instances when a shareholder vote is required.

Shareholders who desire to communicate with the Board should address correspondence to the Board or an individual Board member and may submit correspondence electronically at www.oppenheimerfunds.com under the caption "contact us" or by mail to the Fund at the address on the front cover of this SAI.

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Below is a brief discussion of the specific experience, qualifications, attributes or skills of each Board member that led the Board to conclude that he or she should serve as a Director/Trustee of the Fund.

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Each Independent Director/Trustee has served on the Board for the number of years listed below, during the course of which he or she has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board's deliberations. Each Director's/Trustee's outside professional experience is outlined in the table of Biographical Information, below.

Trustees and Officers of the Fund

Except for Mr. Glavin, each of the Trustees is an Independent Trustee and is also a director or trustee of the following Oppenheimer funds (referred to as "Denver Board Funds"):

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Oppenheimer Capital Income Fund	Oppenheimer Main Street Small- & Mid-Cap Fund
Oppenheimer Cash Reserves Fund	Oppenheimer Master Event-Linked Bond Fund, LLC
Oppenheimer Champion Income Fund	Oppenheimer Master Inflation Protected Securities Fund, LLC
Oppenheimer Commodity Strategy Total Return Fund	Oppenheimer Master Loan Fund, LLC
Oppenheimer Corporate Bond Fund	Oppenheimer Portfolio Series Fixed Income Active Allocation Fund
Oppenheimer Currency Opportunities Fund	Oppenheimer Principal Protected Trust II
Oppenheimer Emerging Markets Debt Fund	Oppenheimer Principal Protected Trust III
Oppenheimer Equity Fund, Inc.	Oppenheimer Senior Floating Rate Fund
Oppenheimer Global Strategic Income Fund	Oppenheimer Variable Account Funds
Oppenheimer Integrity Funds	Panorama Series Fund, Inc.
Oppenheimer International Bond Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Funds, Inc.
Oppenheimer Main Street Select Fund
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Messrs. Memani, Steinmetz, Welsh, Wong, Edwards, Legg, Gabinet, Glavin, Keffer, Petersen, Vandehey, Wixted, and Zack and Mss. Bullington, Bloomberg, Ives and Ruffle, who are officers of the Fund, hold the same offices with one or more of the other Denver Board Funds.

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Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Fund and the other Oppenheimer funds at net asset value without sales charge. The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the Distributor. Present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y shares of the Fund and other Oppenheimer funds that offer Class Y shares.

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As of January 7, 2011, the Trustees and officers of the Fund, as a group, owned less than 1% of any class of shares of the Fund beneficially or of record. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Fund. In addition, none of the Independent Trustees (nor any of their immediate family members) owns securities of either the Manager or the Distributor or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

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Biographical Information. The Trustees and officers, their positions with the Fund, length of service in such position(s) and principal occupations and business affiliations during at least the past five years are listed in the charts below. The address of each Independent Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

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Each Independent Trustee has served the Fund in the following capacities from the following dates:
	Position(s)	Length of Service
William L. Armstrong	Board Chairman & Trustee	Since 2003; 1999
George C. Bowen	Trustee	Since 1999
Edward L. Cameron	Trustee	Since 1999
Jon S. Fossel	Trustee	Since 1990
Sam Freedman	Trustee	Since 1996
Beverly L. Hamilton	Trustee	Since 2002
Robert J. Malone	Trustee	Since 2002
F. William Marshall, Jr.	Trustee	Since 2000

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Independent Trustees
Name, Age, Position(s)	Principal Occupations(s) During the Past 5 Years; Other Trusteeship/Directorships Held	Portfolios Overseen in Fund Complex
William L. Armstrong (73), Chairman of the Board of Trustees

President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Mr. Armstrong has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

		36
George C. Bowen (74), Trustee

Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April 1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999); Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999). Mr. Bowen has served on the Boards of certain Oppenheimer funds since 1998, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

		36
Edward L. Cameron (72), Trustee	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000 – June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.	36
Jon S. Fossel (68), Trustee

Chairman of the Board (since 2006) and Director (since June 2002) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. ("OAC") (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board's deliberations.

		36
Sam Freedman (70), Trustee	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Mr. Freeman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.	36
Beverly L. Hamilton (64), Trustee

Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Chairman (since 2010) of American Funds' Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds' Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston's Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

		36
Robert J. Malone (66), Trustee

Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

		36
F. William Marshall, Jr. (68), Trustee

Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Mr. Marshall has served on the Boards of certain Oppenheimer Funds since 2000, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

		38 *
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* Includes two open-end investment companies: MassMutual Select Funds and MML Series Investment Fund. In accordance with the instructions for SEC Form N-1A, for purposes of this section only, MassMutual Select Funds and MML Series Investment Fund are included in the "Fund Complex." The Manager does not consider MassMutual Select Funds and MML Series Investment Fund to be part of the OppenheimerFunds' "Fund Complex" as that term may be otherwise interpreted.

Mr. Glavin has served as an Interested Trustee of the Fund since December 2009. Mr. Glavin is an "Interested Trustee" because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin's address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

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Interested Trustee and Officer
Name, Age, Position(s)	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held	Portfolios Overseen in Fund Complex
William F. Glavin Jr. (52) Trustee, President and Principal Executive Officer

Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. ("OAC") (the Manager's parent holding company) (since June 2009); Executive Vice President (March 2006 - February 2009) and Chief Operating Officer (July 2007 - February 2009) of Massachusetts Mutual Life Insurance Company (OAC's parent company); Director (May 2004 - March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004 - January 2005), President (January 2005 - March 2006) and Chief Executive Officer (June 2005 - March 2006) of Babson Capital Management LLC; Director (March 2005 - March 2006), President (May 2003 - March 2006) and Chief Compliance Officer (July 2005 - March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003 - March 2006) of Babson Investment Company, Inc.; Director (May 2004 - August 2006) of Babson Capital Europe Limited; Director (May 2004 - October 2006) of Babson Capital Guernsey Limited; Director (May 2004 - March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005 - March 2007) of Baring Asset Management Limited; Director (February 2005 - June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003 - November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006 - September 2006) of C.M. Benefit Insurance Company; Director (May 2008 - June 2009) and Executive Vice President (June 2007 - July 2009) of C.M. Life Insurance Company; President (March 2006 - May 2007) of MassMutual Assignment Company; Director (January 2005 - December 2006), Deputy Chairman (March 2005 - December 2006) and President (February 2005 - March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008 - June 2009) and Executive Vice President (June 2007 - July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007 - January 2009) of MML Distributors, LLC.; and Chairman (March 2006 -December 2008) and Chief Executive Officer (May 2007 - December 2008) of MML Investors Services, Inc. Mr. Glavin has served on the Board since December 2009, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board's deliberations.

96
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The addresses of the officers in the charts below are as follows: for Messrs. Memani, Steinmetz, Welsh, Wong, Edwards, Gabinet, Glavin, Keffer and Zack and Mss. Bloomberg and Ruffle, Two World Financial Center, 225 Liberty Street, New York, New York 10281, for Messrs. Legg, Petersen, Vandehey and Wixted and Mss. Bullington and Ives, 6803 S. Tucson Way, Centennial, Colorado 80112. Each officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

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Each of the Officers has served the Fund in the following capacities from the following dates:
	Position(s)	Length of Service
Arthur P. Steinmetz	Vice President and Portfolio Manager	Since 1989
Krishna Memani	Vice President and Portfolio Manager	Since 2009
Joseph Welsh	Vice President and Portfolio Manager	Since 2009
Caleb Wong	Vice President and Portfolio Manager	Since 2009
William F. Glavin, Jr.	President and Principal Executive Officer	Since 2009
Thomas W. Keffer	Vice President and Chief Business Officer	Since 2009
Mark S. Vandehey	Vice President and Chief Compliance Officer	Since 2004
Robert G. Zack	Vice President	Since 2011
Brian W. Wixted	Treasurer and Principal Financial & Accounting Officer	Since 2000
Brian Petersen	Assistant Treasurer	Since 2004
Stephanie Bullington	Assistant Treasurer	Since 2008
Arthur S. Gabinet	Secretary and Chief Legal Officer	Since 2011
Kathleen T. Ives	Assistant Secretary	Since 2001
Lisa I. Bloomberg	Assistant Secretary	Since 2004
Taylor V. Edwards	Assistant Secretary	Since 2008
Randy G. Legg	Assistant Secretary	Since 2008
Adrienne M. Ruffle	Assistant Secretary	Since 2008

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Other Officers of the Fund
Name, Age, Position(s)	Principal Occupation(s) During the Last 5 Years	Portfolios Overseen in Fund Complex
Arthur P. Steinmetz (52), Vice President and Portfolio Manager	Chief Investment Officer of the Manager (since October 2010), Chief Investment Officer of Fixed-Income Investments of the Manager (April 2009-October 2010) and Executive Vice President of the Manager (since October 2009). He was a Senior Vice President of the Manager (March 1993-September 2009) and Director of Fixed-Income Investments of the Manager (January 2009-April 2009). An officer of other portfolios in the OppenheimerFunds complex.	5
Krishna Memani (50), Vice President and Portfolio Manager	Director of Fixed-Income of the Manager (since October 2010). Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager (since March 2009). Mr. Memani was a Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009). He was the Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006). He was a Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). An officer of other portfolios in the OppenheimerFunds complex.	10
Joseph Welsh (45), Vice President and Portfolio Manager	Head of the Manager's High Yield Corporate Debt Team (since April 2009), Senior Vice President of the Manager (since May 2009) and a CFA. He was a Vice President of the Manager (December 2000-April 2009) an Assistant Vice President of the Manager (December 1996-November 2000) and a high yield bond analyst of the Manager (January 1995-December 1996). An officer of other portfolios in the OppenheimerFunds complex.	6
Caleb Wong (44), Vice President and Portfolio Manager	Vice President of the Manager since June 1999; employed in fixed-income quantitative research and risk management for the Manager (since July 1996). An officer of other portfolios in the OppenheimerFunds complex.	4

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Name, Age, Position(s)	Principal Occupation(s) During the Past 5 Years	Portfolios Overseen in Fund Complex
Thomas W. Keffer (55) Vice President and Chief Business Officer	Senior Vice President of the Manager (since March 1997); Director of Investment Brand Management of the Manager (since November 1997); Senior Vice President of OppenheimerFunds Distributor, Inc. (since December 1997).	96
Mark S. Vandehey (60) Vice President and Chief Compliance Officer	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983).	96
Robert G. Zack (62) Vice President

Vice President, Secretary and General Counsel of OAC (since November 2001); Executive Vice President (since January 2004) and General Counsel (from March 2002 to December 2010) of the Manager; General Counsel of the Distributor (from December 2001 to December 2010); General Counsel of Centennial Asset Management Corporation (from December 2001 to December 2010); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (from December 2001 to December 2010); Assistant Secretary (from September 1997 to December 2010) and Director (from November 2001 to December 2010) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (from December 2002 to December 2010); Director of Oppenheimer Real Asset Management, Inc. (from November 2001 to December 2010); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (from December 2001 to December 2010); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. (from November 2001 to December 2010); Executive Vice President, General Counsel and Director of OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (from June 2003 to December 2010); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (from November 2001 to December 2010).

		96
Brian W. Wixted (51) Treasurer and Principal Financial & Accounting Officer

Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008).

		96
Brian Petersen (40) Assistant Treasurer	Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November 1998-July 2002).	96
Stephanie Bullington (33) Assistant Treasurer	Vice President of the Manager (since January 2010); Assistant Vice President of the Manager (October 2005-January 2010); Assistant Vice President of ButterField Fund Services (Bermuda) Limited, part of The Bank of N.T. Butterfield Son Limited (Butterfield) (February 2004-June 2005).	96
Arthur S. Gabinet (52) Secretary

Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of OppenheimerFunds, Inc. (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005).

		96
Kathleen T. Ives (45) Assistant Secretary

Senior Vice President (since May 2009), Deputy General Counsel (since May 2008) and Assistant Secretary (since October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since December 2001); Vice President of the Manager (June 1998-May 2009); Senior Counsel of the Manager (October 2003-May 2008).

		96
Lisa I. Bloomberg (42) Assistant Secretary	Senior Vice President (since February 2010) and Deputy General Counsel (since May 2008) of the Manager; Vice President (May 2004-January 2010) and Associate Counsel of the Manager (May 2004-May 2008); First Vice President (April 2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services, Inc.	96
Taylor V. Edwards (43) Assistant Secretary	Vice President (since February 2007) and Associate Counsel (since May 2009) of the Manager; Assistant Vice President (January 2006-January 2007) and Assistant Counsel (January 2006-April 2009) of the Manager; Associate at Dechert LLP (September 2000-December 2005).	96
Randy G. Legg (45) Assistant Secretary	Vice President (since June 2005) and Associate Counsel (since January 2007) of the Manager; Assistant Vice President (February 2004-June 2005) and Assistant Counsel (February 2004-January 2007) of the Manager.	96
Adrienne M. Ruffle (33) Assistant Secretary	Vice President (since February 2007) and Associate Counsel (since May 2009) of the Manager; Assistant Vice President (February 2005-January 2007) and Assistant Counsel (February 2005-April 2009) of the Manager; Associate (September 2002-February 2005) at Sidley Austin LLP.	96
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Trustees Share Ownership. The chart below shows information about each Trustee's beneficial share ownership in the Fund and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds ("Supervised Funds").

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As of December 31, 2010
	Dollar Range of Shares Beneficially Owned in the Fund	Aggregate Dollar Range Of Shares Beneficially Owned in Supervised Funds
Independent Trustees
William M. Armstrong	None	Over $100,000
George C. Bowen	None	Over $100,000
Edward L. Cameron	None	Over $100,000
Jon S. Fossel	None	Over $100,000
Sam Freedman	Over $100,000	Over $100,000
Beverly L. Hamilton	None	Over $100,000
Robert J. Malone	Over $100,000	Over $100,000
F. William Marshall	None	Over $100,000
Interested Trustee
William F. Glavin, Jr.	None	Over $100,000
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Remuneration of the Officers and Trustees.  The officers and the Interested Trustee of the Fund, who are affiliated with the Manager, receive no salary or fee from the Fund. The Independent Trustees' total compensation from the Fund and fund complex represents compensation, including accrued retirement benefits, for serving as a Trustee and member of a committee (if applicable) of the Boards of the Fund and other funds in the OppenheimerFunds complex during the calendar year ended December 31, 2010.

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Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund[1]	Total Compensation From the Fund and Fund Complex[2]
	Fiscal Year Ended September 30, 2010	Year Ended December 31, 2010
William L. Armstrong	$27,818	$285,000
Chairman of the Board and Governance Committee Member
George C. Bowen	$23,389	$232,050
Chairman of the Audit Committee
Edward L. Cameron	$19,550	$199,000
Audit Committee Member and Governance Committee Member
Jon S. Fossel	$18,163	$187,125
Review Committee Member
Sam Freedman	$21,474	$211,600
Chairman of the Review Committee
Beverly Hamilton	$18,464 [3]	$187,000
Review Committee Member and Governance Committee Member
Robert J. Malone	$22,269	$226,600
Chairman of the Governance Committee and Audit Committee Member
F. William Marshall, Jr.	$19,550	$288,400 [4]
Audit Committee Member and Governance Committee Member
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 1. "Aggregate Compensation from the Fund" includes fees and deferred compensation, if any.
2. In accordance with SEC regulations, for purposes of this section only, "Fund Complex" includes the Oppenheimer funds, the MassMutual Institutional Funds, the MassMutual Select Funds and the MML Series Investment Fund, the investment adviser for which is the indirect parent company of the Fund's Manager. The Manager also serves as the Sub-Adviser to the following: MassMutual Premier International Equity Fund, MassMutual Premier Main Street Fund, MassMutual Premier Strategic Income Fund, MassMutual Premier Capital Appreciation Fund, and MassMutual Premier Global Fund. The Manager does not consider MassMutual Institutional Funds, MassMutual Select Funds and MML Series Investment Fund to be part of the OppenheimerFunds' "Fund Complex" as that term may be otherwise interpreted.
3. Includes $18,464 deferred by Ms. Hamilton under the "Compensation Deferral Plan" described below.
4. Includes $89,400 compensation paid to Mr. Marshall for serving as a Trustee for MassMutual Select Funds and MML Series Investment Fund.

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Compensation Deferral Plan. The Board of Trustees has adopted a Compensation Deferral Plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from certain Funds. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based on the amount of compensation deferred and the performance of the selected funds.

Deferral of the Trustees' fees under the plan will not materially affect a Fund's assets, liabilities or net income per share. The plan will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the SEC, a fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred compensation account.

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Major Shareholders. As of January 7, 2011, the only persons or entities who owned of record, or who were known by the Fund to own beneficially, 5% or more of any class of the Fund's outstanding shares were:

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Name	Address	% Owned	Share Class
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	9.31%	Class A
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	11.50%	Class B
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6.20%	Class B
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	11.42%	Class C
MLPFS& for the Sole Benefit of Its Customers	4800 Deer Lake Dr E FL3 Jacksonville, FL 32246-6484	8.10%	Class C
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	12.57%	Class N
ORCHARD TRUST CO LLC FBO OPPEN RECORDKEEPERPRO	8515 E ORCHARD RD GREENWOOD VILLAGE CO 80111-5002	9.57%	Class N
MASS MUTUAL LIFE INSURANCE COSEPARATE INVESTMENT ACCT	1295 STATE ST MIP C105 SPRINGFIELD MA 01111-0001	10.28%	Class Y
MASS MUTUAL LIFE INSURANCE CO SEPARATE INVESTMENT ACCT	1295 STATE ST MIP C105 SPRINGFIELD MA 01111-0001	8.98%	Class Y
LPL FINANCIAL FBO: CUSTOMER ACCOUNTS	ATTN: MUTUAL FUND OPERATONS PO BOX 509046 SAN DIEGO CA 92150-9046	7.96%	Class Y
DCGT as TTEE andor CUST FBO Principal Financial Group Q fied Prin Advtg Omnibus	ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50303	9.69%	Class Y
NEW MEXICO SAVINGS PLAN - SE AGES 6-8 YEARS PORTFOLIO	ATTN: AMY SULLIVAN C/O OPPENHEIMERFUNDS PO BOX 5270 DENVER CO 80217-5270	5.64%	Class Y
MLPF&S for the Sole Benefit of its Customers	4800 Deer Lake Dr E FL 3 Jacksonville, FL 32246-6484	9.11%	Class Y
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The Manager

The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company primarily owned by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services company.

Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by portfolio managers and certain other employees ("covered persons") that could compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and/or other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

The Code of Ethics is an exhibit to the Fund's registration statement filed with the SEC. It can be viewed as part of the Fund's registration statement on the SEC's EDGAR database at the SEC's website at www.sec.gov and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.

Portfolio Proxy Voting. The Fund has adopted Portfolio Proxy Voting Policies and Procedures, which include Proxy Voting Guidelines, under which the Fund votes proxies relating to securities held by the Fund ("portfolio proxies"). OppenheimerFunds, Inc. generally undertakes to vote portfolio proxies with a view to enhancing the value of the company's stock held by the Funds. The Fund has retained an independent, third party proxy voting agent to vote portfolio proxies in accordance with the Fund's Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The Portfolio Proxy Voting Policies and Procedures include provisions to address conflicts of interest that may arise between the Fund and the Manager or the Manager's affiliates or business relationships. Such a conflict of interest may arise, for example, where the Manager or an affiliate of the Manager manages or administers the assets of a pension plan or other investment account of the portfolio company soliciting the proxy or seeks to serve in that capacity. The Manager and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. Additionally, the Manager employs the following procedures, as long as OFI determines that the course of action is consistent with the best interests of the Fund and its shareholders: (1) if the proposal that gives rise to the conflict is specifically addressed in the Proxy Voting Guidelines, the Manager will vote the portfolio proxy in accordance with the Proxy Voting Guidelines, provided that they do not provide discretion to the Manager on how to vote on the matter; (2) if such proposal is not specifically addressed in the Proxy Voting Guidelines or the Proxy Voting Guidelines provide discretion to the Manager on how to vote, the Manager will vote in accordance with the third-party proxy voting agent's general recommended guidelines on the proposal provided that the Manager has reasonably determined that there is no conflict of interest on the part of the proxy voting agent; and (3) if neither of the previous two procedures provides an appropriate voting recommendation, the Manager may retain an independent fiduciary to advise the Manager on how to vote the proposal or may abstain from voting. The Proxy Voting Guidelines' provisions with respect to certain routine and non-routine proxy proposals are summarized below:

  The Fund evaluates director nominees on a case-by-case basis, examining the following factors, among others: composition of the board and key board committees, experience and qualifications, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance and the nominee's investment in the company.
  The Fund generally supports proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure.
  The Fund generally supports proposals asking that a majority of directors be independent. The Fund generally supports proposals asking that a board audit, compensation, and/or nominating committee be composed exclusively of independent directors.
  The Fund generally supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.
  The Fund generally supports proposals to allow shareholders the ability to call special meetings.
  The Fund generally supports proposals to allow or make easier shareholder action by written consent.
  The Fund generally votes against proposals to create a new class of stock with superior voting rights.
  The Fund generally votes against proposals to classify a board.
  The Fund generally supports proposals to eliminate cumulative voting.
  The Fund generally opposes re-pricing of stock options without shareholder approval.
  The Fund generally supports proposals to require majority voting for the election of directors.
  The Fund generally supports proposals seeking additional disclosure of executive and director pay information.
  The Fund generally supports proposals seeking disclosure regarding the company's, board's or committee's use of compensation consultants.
  The Fund generally supports "pay-for-performance" proposals that align a significant portion of total compensation of senior executives to company performance.
  The Fund generally supports having shareholder votes on poison pills.
  The Fund generally supports proposals calling for companies to adopt a policy of not providing tax gross-up payments.
  In the case of social, political and environmental responsibility issues, the Fund will generally abstain where there could be a detrimental impact on share value or where the perceived value if the proposal was adopted is unclear or unsubstantiated. The Fund generally supports proposals that would clearly have a discernible positive impact on short- or long-term share value, or that would have a presently indiscernible impact on short- or long-term share value but promotes general long-term interests of the company and its shareholders.

The Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048 and (ii) on the SEC's website at www.sec.gov.

The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to-day business. The portfolio managers of the Fund are employed by the Manager and are principally responsible for the day-to-day management of the Fund's portfolio. Other members of the Manager's Fixed Income Team provide the portfolio managers with counsel and support in managing the Fund's portfolio.

The agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Directors/Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. The management fees paid by the Fund to the Manager during its last three fiscal years were:

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Fiscal Year ended 9/30	Management Fee Paid to OppenheimerFunds, Inc.
2008	$50,268,336
2009	$40,903,339
2010	$43,421,652

The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains in connection with matters to which the agreement relates.

The agreement permits the Manager to act as an investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the Manager may withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

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Pending Litigation. Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds ("Defendant Funds") advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund's investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses.


In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys' fees and litigation expenses.

Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm ("Madoff"). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.

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The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds' Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.

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Portfolio Managers. The Fund is managed by Arthur P. Steinmetz, Krishna Memani, Joseph Welsh, Caleb Wong and Sara Zervos (the "Portfolio Managers") who are responsible for the day-to-day management of the Fund's investments.

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  Other Accounts Managed. In addition to managing the Fund's investment portfolio, Messrs. Steinmetz, Memani, Welsh and Wong, and Ms. Zervos also manage other investment portfolios and accounts on behalf of the Manager or its affiliates. The following table provides information regarding those other portfolios and accounts as of September 30, 2010. No portfolio or account has an advisory fee based on performance:

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Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed[1]	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed[1]	Other Accounts Managed	Total Assets in Other Accounts Managed[1,2]
Arthur P. Steinmetz	5	$18,643	2	$11 [3]	0	$0
Krishna Memani	21	$15,874	0	$0	0	$0
Joseph Welsh	6	$7,490	1	$55	0	$0
Caleb Wong	6	$5,060	1	11 [3]	0	$0
Sara Zervos	2	$13,413	0	0	0	$0
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1. In millions.
2. Does not include personal accounts of portfolio manager and his family, which are subject to the Code of Ethics.
3. In thousands.

As indicated above, the Portfolio Managers may also manage other funds and accounts. At different times, the Fund's Portfolio Managers may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or they may manage funds or accounts with different investment objectives and strategies. At times, those responsibilities could potentially conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund's investment objectives and strategies. For example, the Portfolio Managers may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or they may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund or account. However, the Manager's compliance procedures and Code of Ethics recognize the Manager's obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so.

Compensation of the Portfolio Managers. The Fund's Portfolio Managers are employed and compensated by the Manager, not the Fund. Under the Manager's compensation program for its portfolio managers and portfolio analysts, Fund performance is the most important element of compensation with a portion of annual cash compensation based on relative investment performance results of the funds or accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers and analysts' interests with the success of the funds and accounts and their shareholders. The Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of the Fund's most recently completed year-end, the Portfolio Managers' compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and stock appreciation rights in regard to the common stock of the Manager's holding company parent, as well as restricted shares of such common stock. Senior portfolio managers may be eligible to participate in the Manager's deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. The majority (80%) is based on three and five year data, with longer periods weighted more heavily. Below median performance in all three periods' results in an extremely low, and in some cases no, performance based bonus. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Managers' compensation is not based on the total value of the Fund's portfolio assets, although the Fund's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds and accounts managed by the Portfolio Managers.

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The Lipper benchmark for Messrs. Steinmetz, Memani, Welsh and Wong, and Ms. Zervos with respect to the Fund is Lipper-Global Income Funds. The compensation structure of the other funds and accounts managed by the Portfolio Managers are generally the same as the compensation structure of the Fund, described above.

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   Ownership of Fund Shares. As of September 30, 2010, the Portfolio Manager(s) beneficially owned shares of the Fund as follows:

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

Portfolio Manager	Ownership
Arthur P. Steinmetz	Over $1,000,000
Krishna Memani	None
Joseph Welsh	$100,001-$500,000
Caleb Wong	$50,001-$100,000
Sara Zervos	$10,001-$50,000
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Brokerage Policies of the Fund


Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers for that purpose. The advisory agreement authorizes the Manager to employ broker-dealers, including "affiliated brokers," as that term is defined in the Investment Company Act, that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain the "best execution" of the Fund's portfolio transactions. "Best execution" means executing trades in a manner such that the total costs or proceeds are the most favorable under the circumstances. Some of the circumstances that may influence this decision are: cost (brokerage commission or dealer spread), size of order, difficulty of order, and the firm's ability to provide prompt and reliable execution.

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The Manager need not seek competitive commission bidding. However, the Manager is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board. The Fund is not required to pay the lowest available commission. Under the investment advisory agreement, in choosing brokers to execute portfolio transactions for the Fund, the Manager may select brokers (other than affiliates) that provide both brokerage and research services to the Fund. The commissions paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and other applicable rules and procedures described below.

The Manager's portfolio traders allocate brokerage based upon recommendations from the Manager's portfolio managers, together with the portfolio traders' judgment as to the execution capability of the broker or dealer. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions that are available in U.S. markets. Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions executed in the secondary market. Otherwise, brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.

Other accounts advised by the Manager have investment policies similar to those of the Fund. Those other accounts may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates. If two or more accounts advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

Rule 12b-1 under the Investment Company Act prohibits any fund from compensating a broker or dealer for promoting or selling the fund's shares by (1) directing to that broker or dealer any of the fund's portfolio transactions, or (2) directing any other remuneration to that broker or dealer, such as commissions, mark-ups, mark downs or other fees from the fund's portfolio transactions, that were effected by another broker or dealer (these latter arrangements are considered to be a type of "step-out" transaction). In other words, a fund and its investment adviser cannot use the fund's brokerage for the purpose of rewarding broker-dealers for selling a fund's shares.

However, the Rule permits funds to effect brokerage transactions through firms that also sell fund shares, provided that certain procedures are adopted to prevent a quid pro quo with respect to portfolio brokerage allocations. As permitted by the Rule, the Manager has adopted procedures (and the Fund's Board has approved those procedures) that permit the Fund to execute portfolio securities transactions through brokers or dealers that also promote or sell shares of the Fund, subject to the "best execution" considerations discussed above. Those procedures are designed to prevent: (1) the Manager's personnel who effect the Fund's portfolio transactions from taking into account a broker's or dealer's promotion or sales of the Fund shares when allocating the Fund's portfolio transactions, and (2) the Fund, the Manager and the Distributor from entering into agreements or understandings under which the Manager directs or is expected to direct the Fund's brokerage directly, or through a "step-out" arrangement, to any broker or dealer in consideration of that broker's or dealer's promotion or sale of the Fund's shares or the shares of any of the other Oppenheimer funds.

The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful both to the Fund and to one or more of the other accounts advised by the Manager or its affiliates. Investment research may be supplied to the Manager by a broker through which trades are placed or by a third party at the instance of the broker.

Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision making process may be paid in commission dollars.

Although the Manager currently does not do so, the Board may permit the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board may also permit the Manager to use commissions on fixed-price offerings to obtain research in the same manner as is permitted for agency transactions.

The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

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During the fiscal years ended September 30, 2008, 2009 and 2010, the Fund paid the total brokerage commissions indicated in the chart below. During the fiscal year ended September 30, 2010, the Fund paid $0 in commissions to firms that provide brokerage and research services to the Fund with respect to $0 of aggregate portfolio transactions. All such transactions were on a "best execution" basis, as described above.

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Fiscal Year ended 9/30	Total Brokerage Commissions Paid by the Fund*
2008	$1,365,775
2009	$1,103,658
2010	$861,161
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* Amounts do not include spreads or commissions on principal transactions on a net trade basis.

Distribution and Service Arrangements

The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.

The sales charges and concessions paid to, or retained by, the Distributor from the sale of shares and the contingent deferred sales charges ("CDSCs") retained by the Distributor on the redemption of shares during the Fund's three most recent fiscal years are shown in the tables below.

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Class A Sales Charges
Fiscal Year Ended 9/30:	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor*
2008	$12,416,615	$3,145,243
2009	$4,456,421	$1,157,940
2010	$6,419,486	$1,749,727
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* Includes amounts retained by a broker-dealer that is an affiliate or a parent of the Distributor.

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Concessions Advanced by Distributor
Fiscal Year Ended 9/30:	Concessions on Class A Shares Advanced by Distributor*	Concessions on Class B Shares Advanced by Distributor*	Concessions on Class C Shares Advanced by Distributor*	Concessions on Class N Shares Advanced by Distributor
2008	$985,655	$3,264,014	$3,652,344	$108,189
2009	$286,205	$1,053,632	$846,627	$32,295
2010	$357,903	$1,395,180	$1,058,553	$48,513
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* The Distributor advances concession payments to financial intermediaries for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

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Contingent Deferred Sales Charges
Fiscal Year Ended 9/30:	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
2008	$43,456	$862,138	$289,591	$9,779
2009	$131,262	$1,049,561	$406,196	$19,233
2010	$12,908	$607,961	$78,755	$4,909
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Distribution and Service (12b-1) Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board, including a majority of the Independent Trustees/Directors, cast in person at a meeting called for the purpose of voting on that plan. The Independent Trustees/Directors are not "interested persons" of the Fund and do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan, in accordance with Rule 12b-1 of the Investment Company Act.

Under the plans, the Manager and the Distributor may make payments to affiliates. In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the Manager derives from the advisory fees it receives from the Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund's shares. These payments, some of which may be referred to as "revenue sharing," may relate to the Fund's inclusion on a financial intermediary's preferred list of funds offered to its clients.

A plan continues in effect from year to year only if the Fund's Board and its Independent Trustees/Directors vote annually to approve its continuance at an in person meeting called for that purpose. A plan may be terminated at any time by the vote of a majority of the Independent Trustees/Directors or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of the Class of shares to which it applies.

The Board and the Independent Trustees/Directors must approve all material amendments to a plan. An amendment to materially increase the amount of payments to be made under a plan must also be approved by shareholders of any affected class. Because Class B shares of the Fund automatically convert into Class A shares 72 months after purchase, the shareholders of both Class A and Class B, voting separately by class, must approve a proposed amendment to the Class A plan that would materially increase payments under that plan.

At least quarterly while the plans are in effect, the Treasurer of the Fund will provide the Board with separate written reports on the plans for its review. The reports will detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees/Directors.

While each plan is in effect, the Independent Trustees/Directors of the Fund will select and nominate any other Independent Trustees/Directors. This does not prevent the involvement of others in the selection and nomination process as long as the final decision is made by a majority of the Independent Trustees/Directors.

No payment will be made to any recipient for any share class unless, during the applicable period, the aggregate net asset value of Fund shares of the class held by the recipient (for itself and its customers) exceeds a minimum amount that may be set by a majority of the Independent Trustees/Directors from time to time.

Class A Service Plan. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (referred to as "recipients") for personal and account maintenance services they provide for their customers who hold Class A shares. Those services may include answering customer inquiries about the Fund, assisting in establishing and maintaining Fund accounts, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Class A service plan permits the Fund to reimburse the Distributor at an annual rate of up to 0.25% of the Class A average net assets. The Distributor makes payments to recipients periodically at an annual rate of not more than 0.25% of the Class A average net assets held in the accounts of the recipient or it customers.

The Distributor does not receive or retain the service fee for Class A share accounts for which the Distributor is listed as the broker-dealer of record. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for those services, the Board has not yet done so, except with respect to shares purchased prior to March 1, 2007 by certain group retirement plans that were established prior to March 1, 2001 ("grandfathered retirement plans").

Prior to March 1, 2007, the Distributor paid the 0.25% first year service fee for grandfathered retirement plans in advance and retained the service fee paid by the Fund with respect to those shares for the first year. After those shares are held for a year, the Distributor pays the ongoing service fees to recipients on a periodic basis. If those shares were redeemed within the first year after their purchase, the recipient of the service fees on those shares was obligated to repay the Distributor a pro rata portion of the advance payment of the fees. If those shares were redeemed within 18 months, they were subject to a CDSC. For Class A shares purchased in grandfathered retirement plans on or after March 1, 2007, the Distributor does not make any payment in advance and does not retain the service fee for the first year and the shares are not subject to a CDSC.

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For the fiscal year ended September 30, 2010 payments under the Class A service plan totaled $14,889,361, of which $0 was retained by the Distributor under the arrangement described above, regarding grandfathered retirement accounts, including $541,883 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

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Class B, Class C and Class N Distribution and Service Plans. Under the Class B, Class C and Class N Distribution and Service Plans (each a "Plan" and together the "Plans"), the Fund pays the asset-based sales charge (the "distribution fee") to the Distributor for its services in distributing Class B, Class C and Class N shares. The distribution fee allows investors to buy Class B, Class C and Class N shares without a front-end sales charge, while allowing the Distributor to compensate dealers that sell those shares. The Distributor may use the service fees it receives under the Plans to pay recipients for providing services similar to the services provided under the Class A service plan, described above.

Payments under the Plans are made in recognition that the Distributor:

  pays sales concessions to authorized brokers and dealers at the time of sale or as an ongoing concession, pays the service fees in advance or periodically, as described below, may finance payment of sales concessions or the advance of the service fee payments to recipients under the Plans, or may provide such financing from its own resources or from the resources of an affiliate, employs personnel to support distribution of Class B, Class C and Class N shares, bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and certain other distribution expenses, may not be able to adequately compensate dealers that sell Class B, Class C and Class N shares without receiving payment under the Plans and therefore may not be able to offer such Classes for sale absent the Plans, receives payments under the Plans consistent with the service and distribution fees paid by other non-proprietary funds that charge 12b-1 fees, may use the payments under the Plan to include the Fund in various third-party distribution programs that might increase sales of Fund shares, may experience increased difficulty selling the Fund's shares if Plan payments were discontinued, because most competitor funds have plans that pay dealers as much or more for distribution services than the amounts currently being paid by the Fund, and may not be able to continue providing the same quality of distribution efforts and services, or to obtain such services from brokers and dealers, if Plan payments were discontinued.

Distribution fees on Class B and Class N shares are generally retained by the Distributor. If a dealer has a special agreement with the Distributor, the Distributor may pay the Class B or Class N distribution fees to recipients periodically in lieu of paying the sales concession in advance at the time of purchase. The Distributor retains the distribution fee on Class C shares during the first year and then pays it as an ongoing concession to recipients.

Service fees for the first year after Class B, Class C and Class N shares are purchased are generally paid to recipients in advance. After the first year, the Distributor pays the service fees to recipients periodically. Under the Plans, the Distributor is permitted to retain the service fees or to pay recipients the service fee on a periodic basis, without payment in advance. If a recipient has a special agreement with the Distributor, the Distributor may pay the Class B, Class C or Class N service fees to recipients periodically in lieu of paying the first year fee in advance. If Class B, Class C or Class N shares are redeemed during the first year after their purchase, a recipient of service fees on those shares will be obligated to repay a pro rata portion of the advance payment to the Distributor. Shares purchased by exchange do not qualify for the advance service fee payment.

Class B, Class C or Class N shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. If a current investor no longer has another broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares. In those cases, the Distributor retains the distribution fees paid on Class B, Class C and Class N shares, but does not retain any service fees as to the assets represented by that account.

Each Plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses for a period are more or less than the amounts paid by the Fund under the relevant Plan. During a calendar year, the Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the distribution fees paid to the Distributor under the Plans and the CDSC's collected on redeemed shares. Those excess expenses are carried over on the Distributor's books and may be recouped from distribution fees paid by the Fund in future years. However, the Distributor has voluntarily agreed to cap the amount that may be carried over from year to year and recouped for certain categories of expenses at 0.70% of annual gross sales of shares of the Fund. The capped expenses under the Plans are (i) expenses the Distributor has incurred that represent compensation and expenses of its sales personnel and (ii) other direct distribution costs it has incurred, such as sales literature, state registration fees, advertising and prospectuses used to offer Fund shares. If those categories of expenses exceed the capped amount, the Distributor would bear the excess costs. If a Plan were to be terminated by the Fund, the Fund's Board may allow the Fund to continue payments of the distribution fees to the Distributor for its services in distributing shares before the Plan was terminated.

The distribution and service fees under each Plan are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day. The distribution and service fees increase the annual Class B and Class C expenses by 1.00% and increase the annual Class N expenses by 0.50% of net assets.

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Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 9/30/10
Class:	Total Payments Under Plan	Amount Retained by Distributor	Amount Paid to Affiliate	Distributor's Aggregate Unreimbursed Expenses Under Plan	Distributor's Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$3,311,033	$2,528,971	$33,281	$117,007,704	34.21%
Class C Plan	$13,298,077	$1,300,953	$210,935	$42,851,461	2.96%
Class N Plan	$1,012,512	$196,061	$34,403	$3,645,961	1.58%
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All payments under the Plans are subject to the limitations imposed by the Conduct Rules of FINRA on payments of distribution and service fees.

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Payments to Financial Intermediaries

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Financial intermediaries may receive various forms of compensation or reimbursement from the Fund in the form of distribution and service (12b-1) plan payments as described above. They may also receive payments or concessions from the Distributor, derived from sales charges paid by the financial intermediary's clients, also as described in this SAI. In addition, the Manager and the Distributor (including their affiliates) may make payments to financial intermediaries in connection with the intermediaries' offering and sales of Fund shares and shares of other Oppenheimer funds, or their provision of marketing or promotional support, transaction processing or administrative services. Among the financial intermediaries that may receive these payments are brokers or dealers who sell or hold shares of the Fund, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan or qualified tuition program administrators, third party administrators, recordkeepers or other institutions that have selling, servicing or similar arrangements with the Manager or the Distributor. The payments to financial intermediaries vary by the types of product sold, the features of the Fund share class and the role played by the intermediary.

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Types of payments to financial intermediaries may include, and the Fund or an investor buying or selling Fund shares may pay, without limitation, all or portions of the following:

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  an initial front-end sales charge, all or a portion of which is payable by the Distributor to financial intermediaries (see the "About Your Account" section in the Prospectus);
  ongoing asset-based distribution and/or service fees (described in the section "About the Fund - Distribution and Service (12b-1) Plans" above);
  shareholder servicing expenses that are paid from Fund assets to reimburse the Manager or the Distributor for Fund expenses they incur for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services (including retirement plan and 529 plan administrative services fees).

In addition, the Manager or Distributor may, at their discretion, make the following types of payments from their own respective resources, which may include profits the Manager derives from investment advisory fees paid by the Fund. Payments are made based on the guidelines established by the Manager and Distributor, subject to applicable law. These payments are often referred to as "revenue sharing" payments, and may include:

  compensation for marketing support, support provided in offering shares in the Fund or other Oppenheimer funds through certain trading platforms and programs, and transaction processing or other services;
  other compensation to the extent the payment is not prohibited by law or by any self-regulatory agency, such as FINRA.

Although brokers or dealers that sell Fund shares may also act as a broker or dealer in connection with the purchase or sale of portfolio securities by the Fund or other Oppenheimer funds, the Manager does not consider a financial intermediary's sales of shares of the Fund or other Oppenheimer funds when choosing brokers or dealers to effect portfolio transactions for the Fund or other Oppenheimer funds.

Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation:

  transactional support, one-time charges for setting up access for the Fund or other Oppenheimer funds on particular trading systems, and paying the intermediary's networking fees;
  program support, such as expenses related to including the Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund "supermarkets", bank or trust company products or insurance companies' variable annuity or variable life insurance products;
  placement on the dealer's list of offered funds and providing representatives of the Distributor with access to a financial intermediary's sales meetings, sales representatives and management representatives; or
  firm support, such as business planning assistance, advertising, or educating a financial intermediary's sales personnel about the Oppenheimer funds and shareholder financial planning needs.

These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Fund or other Oppenheimer funds, or to support the marketing or promotional efforts of the Distributor in offering shares of the Fund or other Oppenheimer funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend the Fund or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payments may exceed the cost of providing the services. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Fund's Prospectus and this SAI. You should ask your financial intermediary for information about any payments it receives from the Fund, the Manager or the Distributor and any services it provides, as well as the fees and commissions it charges.

For the year ended December 31, 2009, the following financial intermediaries and/or their affiliates (which in some cases are broker-dealers) offered shares of the Oppenheimer funds and received revenue sharing or similar distribution-related payments (subject to a $5,000 annual minimum threshold) from the Manager or the Distributor for marketing or program support:

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A.G. Edwards and Sons, Inc.	IFC Holdings Inc.	Prime Capital Services, Inc.
Advantage Capital Corporation	Independent Financial Group, LLC	Primevest Financial Services, Inc.
Aegon USA	ING Financial Advisers, LLC	Proequities, Inc.
Aetna Life Insurance & Annuity Company	ING Financial Partners	Protective Life and Annuity Insurance Company
AIG Advisor Group, Inc.	ING Life Insurance & Annuity Co.	Protective Life Insurance Company
AIG Life Variable Annuity Company	Invest Financial Corporation	Pruco Securities, LLC
Allianz Life Insurance Company	Investacorp, Inc.	Prudential Investment Management Services, Inc.
Allstate Life Insurance Company	Investment Centers of America	Raymond James & Associates, Inc.
American General Annuity Insurance Company	Janney Montgomery Scott LLC	Raymond James Financial Services, Inc.
American Portfolios Financial Services, Inc.	Jefferson Pilot Securities Corporation	RBC Capital Markets Corporation
Ameriprise Advisor Services, Inc.	JJB Hillard W.L. Lyons, Inc.	RBC Dain Rauscher
Ameriprise Financial Services, Inc.	JP Morgan Securities, Inc.	Robert W. Baird & Co.
Ameritas Life Insurance Company	Kemper Investors Life Insurance Company	Royal Alliance Associates, Inc.
Annuity Investors Life Insurance Company	KMS Financial Services Inc.	Sagepoint Financial Advisors
AXA Advisors, LLC	Lasalle Street Securities LLC	Securities America, Inc.
AXA Equitable Life Insurance Company	Legend Equities Corporation	Securities Service Network
Banc of America Investment Services, Inc.	Lincoln Benefit National Life	Security Benefit Life Insurance Company
Bank of New York Mellon	Lincoln Financial Advisors Corporation	Sigma Financial Corp.
Cadaret Grant & Co.	Lincoln Financial Securities Corporation	Signator Investments, Inc.
Cambridge Investment Research, Inc.	Lincoln Investment Planning, Inc.	SII Investments, Inc.
CCO Investment Services Corporation	Lincoln National Life Insurance Company	Sorrento Pacific Financial LLC
Chase Investment Services Corporation	LPL Financial Corporation	State Farm VP Management Corp.
Citigroup Global Markets, Inc.	Massachusetts Mutual Life Insurance Company	State Street Global Markets, LLC
CitiStreet Advisors LLC	MassMutual Financial Group	Stifel, Nicolaus & Company, Inc.
Citizens Bank of Rhode Island	Merrill Lynch Pierce Fenner & Smith Inc.	Sun Life Assurance Company of Canada (U.S.)
C.M. Life Insurance Company	MetLife Investors Insurance Company	Sun Life Financial Distributors, Inc.
Columbus Life Insurance Company	MetLife Investors Insurance Company - Security First	Sun Life Insurance and Annuity Company (Bermuda) Ltd.
Commonwealth Financial Network	MetLife Securities, Inc.	Sun Life Insurance and Annuity Company of New York
CUNA Brokerage Services, Inc.	Minnesota Life Insurance Company	Sun Life Insurance Company
CUNA Mutual Insurance Society	MML Bay State Life Insurance Company	Sun Trust Securities, Inc.
CUSO Financial Services, LP	MML Investor Services, Inc.	Sunamerica Securities, Inc.
E*TRADE Clearing LLC	MONY Life Insurance Company of America	SunGard Institutional Brokerage Inc.
Edward D. Jones and Company, LP	Morgan Stanley & Co., Incorporated	SunTrust Bank
Essex National Securities, Inc.	Morgan Stanley Dean Witter	Suntrust Investment Services, Inc.
Federal Kemper Life Assurance Company	Morgan Stanley Smith Barney LLC	Thrivent Financial for Lutherans
Financial Network Investment Corporation	Multi-Financial Securities Corporation	Thrivent Investment Management, Inc.
Financial Services Corporation	Nathan and Lewis Securities, Inc.	Towers Square Securities, Inc.
First Clearing LLC	National Planning Corporation	Transamerica Life Insurance Co.
First Global Capital Corporation	National Planning Holdings, Inc.	UBS Financial Services, Inc.
FSC Securities Corporation	Nationwide Financial Services, Inc.	Union Central Life Insurance Company
GE Financial Assurance	New England Securities, Inc.	United Planners' Financial Services of America
GE Life and Annuity Company	New York Life Insurance and Annuity Company	Uvest Investment Services
Genworth Financial, Inc.	NFP Securities Inc.	Valic Financial Advisors, Inc.
Glenbrook Life and Annuity Company	North Ridge Securities Corp.	Vanderbilt Securities LLC
GPC Securities Inc.	Northwestern Mutual Investment Services, LLC	VSR Financial Services, Inc.
Great West Life Insurance Company	NRP Financial, Inc.	Wachovia Securities, LLC
Guardian Insurance & Annuity Company	Oppenheimer & Co. Inc.	Walnut Street Securities, Inc.
H. Beck, Inc.	Pacific Life Insurance Co.	Wells Fargo Advisors, LLC
H.D. Vest Investment Services, Inc.	Park Avenue Securities LLC	Wells Fargo Investments, LLC
Hartford Life & Annuity Insurance Company	Pershing LLC	Wescom Financial Services
Hartford Life Insurance Company	PFS Investments, Inc.	Woodbury Financial Services, Inc.
Hewitt Associates LLC	Phoenix Life Insurance Company
HSBC Securities Inc.	PlanMember Securities
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For the year ended December 31, 2009, the following firms (which in some cases are broker-dealers) received payments from the Manager or Distributor for administrative or other services provided (other than revenue sharing arrangements), as described above:

A.G. Edwards and Sons, Inc.	First Southwest Company	Pershing LLC
Acensus, Inc.	First Trust Corp.	Plan Administrators Inc.
ACS HR Solutions LLC	Geller Group Ltd.	PlanMember Securities
ADP Broker-Dealer, Inc.	Genworth Financial, Inc.	Primevest Financial Services, Inc.
Aetna Life Insurance & Annuity Company	Great West Life Insurance Company	Principal Life Insurance
Alliance Benefit Group	H&R Block Financial Advisors, Inc.	Prudential Investment Management Services, Inc.
American Diversified Distribution, LLC	H.D. Vest Investment Services, Inc.	PSMI Group
American Funds	Hartford Life Insurance Company	Raymond James & Associates, Inc.
American United Life Insurance Co.	Hewitt Associates LLC	Reliance Trust Co.
Ameriprise Financial Services, Inc.	ICMA-RC Services LLC	Robert W. Baird & Co.
Ameritrade, Inc.	Ingham Group	RSM McGladrey, Inc.
AST Trust Company	Interactive Retirement Systems	Schwab Retirement Plan Services Company
AXA Equitable Life Insurance Company	Intuition Systems, Inc.	Scott & Stringfellow, Inc.
Benefit Administration Co.	Invest Financial Corporation	Scottrade, Inc.
Benefit Consultants Group	Janney Montgomery Scott LLC	SII Investments, Inc.
Benefit Plans Administrative Services, Inc.	JJB Hillard W. L. Lyons, Inc.	Southwest Securities, Inc.
Benetech, Inc.	John Hancock Life Insurance Company	Standard Insurance Co.
Boston Financial Data Services, Inc.	JP Morgan Securities, Inc.	Standard Retirement Services, Inc.
Charles Schwab & Co., Inc.	July Business Services	Stanley, Hunt, Dupree & Rhine
Citigroup Global Markets Inc.	Lincoln Benefit National Life	Stanton Group, Inc.
CitiStreet Advisors LLC	Lincoln Investment Planning Inc.	Sterne Agee & Leach, Inc.
City National Investments Trust	LPL Financial Corporation	Stifel Nicolaus & Company, Inc.
Clark Consulting	Marshall & Ilsley Trust Company, Inc.	Sun Trust Securities, Inc.
Columbia Management Distributors, Inc.	Massachusetts Mutual Life Insurance Company	Symetra Investment Services, Inc.
CPI Qualified Plan Consultants	Matrix Settlement & Clearance Services	T. Rowe Price
DA Davidson & Co.	Mercer HR Services	The Princeton Retirement Group
Daily Access. Com, Inc.	Merrill Lynch Pierce Fenner & Smith Inc.	The Retirement Plan Company, LLC
Davenport & Company, LLC	Mesirow Financial, Inc.	Transamerica Retirement Services
David Lerner Associates, Inc.	Mid Atlantic Capital Co.	TruSource
Digital Retirement Solutions	Milliman, Inc.	UBS Financial Services, Inc.
Diversified Advisors Investments Inc.	Morgan Stanley & Co., Incorporated	Unified Fund Services, Inc.
DR, Inc.	Morgan Stanley Dean Witter	Union Bank & Trust Company
Dyatech, LLC	Mutual of Omaha Insurance Company	US Clearing Co.
E*TRADE Clearing LLC	National City Bank	USAA Investment Management Co.
Edward D. Jones and Company, LP	National Deferred Compensation	USI Consulting Group
ExpertPlan.com	National Financial Services LLC	Valic Financial Advisors, Inc.
Ferris Baker Watts, Inc.	National Planning Holdings, Inc.	Vanguard Group
Fidelity Brokerage Services, LLC	New York Life Insurance and Annuity Company	Wachovia Securities, LLC
Fidelity Investments Institutional Operations Co.	Newport Retirement Services	Wedbush Morgan Securities
Financial Administrative Services Corporation	Northwest Plan Services Inc.	Wells Fargo Bank NA
First Clearing LLC	Oppenheimer & Co. Inc.	Wells Fargo Investments, LLC
First Global Capital Corporation	Peoples Securities, Inc.	Wilmington Trust Company

Performance of the Fund

Explanation of Performance Calculations. The use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. The Fund's performance data in advertisements must comply with rules of the SEC, which describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. The Fund may use a variety of performance calculations, including "cumulative total return," "average annual total return," "average annual total return at net asset value," and "total return at net asset value." How these types of returns are calculated are described below.

A number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:

  Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
  The Fund's performance returns may not reflect the effect of taxes on dividends and capital gains distributions.
  An investment in the Fund is not insured by the FDIC or any other government agency.
  The principal value of the Fund's shares, its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.
  When an investor's shares are redeemed, they may be worth more or less than their original cost.
  Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of debt investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

Yields. The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.

  Standardized Yield. The "standardized yield" (sometimes referred to just as "yield") is shown for a class of shares for a stated 30-day period. It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below.

Standardized yield is calculated using the following formula set forth in rules adopted by the SEC, designed to assure uniformity in the way that all funds calculate their yields:

The symbols above represent the following factors:

a =dividends and interest earned during the 30-day period.
b =expenses accrued for the period (net of any expense assumptions).
c =the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
d =the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

The standardized yield for a particular 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any 30-day period.

  Dividend Yield. The Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

                                       Dividend Yield = dividends paid x 12/maximum offering price (payment date)

The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B, Class C and Class N shares is the net asset value per share, without considering the effect of contingent deferred sales charges. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

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The Fund's Yields for the 30-Day Periods Ended 9/30/10
	Standardized Yield		Dividend Yield
Class of Shares	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge
Class A	5.53%	5.26%	6.64%	6.33%
Class B	4.61%	N/A	5.72%	N/A
Class C	4.78%	N/A	5.89%	N/A
Class N	5.12%	N/A	6.23%	N/A
Class Y	5.64%	N/A	6.80%	N/A
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Total Return Information. "Total return" is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class will differ and are measured separately.

There are different types of "total returns." "Cumulative total return" measures the change in value over the entire period (for example, ten years). "Average annual total return" shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses the methodology prescribed by the SEC to calculate its standardized total returns.

In calculating the Fund's total returns, the following sales charges are applied unless the returns are shown at "net asset value" as described below:

  For Class A shares the current maximum sales charge of 4.75% as a percentage of the offering price is deducted from the initial investment ("P" in the formula below).
  For Class B shares, the CDSC for the applicable period is deducted: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter.
  For Class C shares, the 1.0% CDSC is deducted for returns for the one-year period.
  For Class N shares, the 1.0% CDSC is deducted for returns for the one-year and life of class periods, as applicable.
  There is no sales charge on Class Y shares.

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The Fund's returns are calculated based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formulas below) held for a number of years ("n" in the formulas)

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  Average Annual Total Return. The "average annual total return" for each class is an average annual compounded rate of return for each year in a specified number of years that, assuming all dividends and distributions are reinvested, results in an Ending Redeemable Value ("ERV") according to the following formula:

  Average Annual Total Return (After Taxes on Distributions). The "average annual total return (after taxes on distributions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years that, assuming all dividends and distributions, adjusted to show the effect of federal taxes calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date, are reinvested, results in an ending value ("ATVD") according to the following formula:

  Average Annual Total Return (After Taxes on Distributions and Redemptions). The "average annual total return (after taxes on distributions and redemptions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years that, assuming all dividends and distributions, adjusted to show the effect of federal taxes calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date, are reinvested, results in an ending value ("ATVDR") after taking into account the effect of capital gains taxes or capital loss tax benefits resulting from the redemption of the shares at the end of the period, each calculated using the highest federal individual capital gains tax rate in effect on the redemption date, according to the following formula:

  Cumulative Total Return. The "cumulative total return" measures the change in value of a hypothetical investment over an entire period of years using some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined according to the following formula:

  Total Returns at Net Asset Value. From time to time the Fund may also quote cumulative or average annual total returns for Class A, Class B, Class C or Class N shares "at net asset value" without deducting the front-end sales charge or CDSC, based on the difference in net asset value per share at the beginning and, taking into consideration the reinvestment of dividends and capital gains distributions, at the end of the specified period.
  Hypothetical Investment Accounts. Fund advertisements or sales literature may also, from time to time, include performance of a hypothetical investment account that includes the total return of shares of the Fund and other Oppenheimer funds as part of an illustration of an asset allocation model or similar presentation.

A number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:

  Total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
  The Fund's performance returns may not reflect the effect of taxes on dividends and capital gains distributions.
  The principal value of the Fund's shares, and total returns are not guaranteed and normally will fluctuate on a daily basis.
  When an investor's shares are redeemed, they may be worth more or less than their original cost.
  An investment in the Fund is not insured by the FDIC or any other government agency.

Performance Data. The charts below show the Fund's performance as of its most recent fiscal year end. You can obtain current performance information by visiting the OppenheimerFunds website at www.oppenheimerfunds.com or by calling the Fund's Transfer Agent at the telephone number shown on the cover of this SAI.

The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

Total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future returns.

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The Fund's Total Returns for the Periods Ended 9/30/10
	Cumulative Total Returns		Average Annual Total Returns
	10 Years or life of class, if less		1-Year		5-Years		10-Years or life of class, if less
Class of Shares	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A1	96.66%	106.46%	12.56%	18.17%	5.64%	6.67%	7.00%	7.52%
Class B2	97.84%	97.84%	11.74%	16.74%	5.45%	5.77%	7.06%	7.06%
Class C3	91.70%	91.70%	16.01%	17.01%	5.87%	5.87%	6.72%	6.72%
Class N4	93.53%	93.53%	16.34%	17.34%	6.23%	6.23%	7.13%	7.13%
Class Y5	110.31%	110.31%	18.10%	18.10%	6.98%	6.98%	7.72%	7.72%
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Average Annual Total Returns for Class A Shares (After Sales Charge) for the Periods Ended 9/30/10 [1]
	1 Year	5 Year	10 Year
After Taxes on Distributions	9.94%	3.26%	4.50%
After Taxes on Distributions and Redemption of Fund Shares	8.01%	3.36%	4.44%
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1. Inception of Class A: 10/16/89
2. Inception of Class B: 11/30/92
3. Inception of Class C: 05/26/95
4. Inception of Class N: 03/01/01
5. Inception of Class Y: 01/26/98

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Other Performance Comparisons. In its Annual Report to shareholders, the Fund compares its performance to that of one or more appropriate market indices. You can obtain that information by visiting the OppenheimerFunds website at www.oppenheimerfunds.com or by calling the Fund's Transfer Agent at the telephone number shown on the cover of this SAI. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. The following are examples of some of those comparisons.

     Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its share classes by Lipper, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors and ranks the performance of regulated investment companies for various periods in categories based on investment styles. Lipper also publishes "peer-group" indices and averages of the performance of all mutual funds in particular categories.

     Morningstar Ratings. From time to time the Fund may publish the "star ratings" of its classes of shares by Morningstar, Inc. ("Morningstar"), an independent mutual fund monitoring service that rates and ranks mutual funds within their specialized market sectors. Morningstar proprietary star ratings reflect risk-adjusted historical total investment returns for funds with at least a three-year performance history. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.

     Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's or other similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar or the Fund's performance may be compared to the performance of various market indices, other investments, or averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services. The Fund's advertisements and sales literature may also include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions, for example:

  information about the performance of certain securities or commodities markets or segments of those markets, information about the performance of the economies of particular countries or regions, the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions, the availability of different types of securities or offerings of securities, information relating to the gross national or gross domestic product of the United States or other countries or regions, comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent by third parties, including comparisons of investor services provided to shareholders of the Oppenheimer funds to those provided by other mutual fund families selected by the rating or ranking services. Those comparisons may be based on the opinions of the rating or ranking service itself, using its research or judgment, or may be based on surveys of investors, brokers, shareholders or others.

Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions, including certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits or instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. Government.

About Your Account

The Fund's Prospectus describes how to buy, sell and exchange shares of the Fund and certain other Oppenheimer funds. The information below provides further details about the Fund's policies regarding those share transactions. It should be read in conjunction with the information in the Prospectus. Appendix A of this SAI provides more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain investors and certain types of purchases or redemptions.

Determination of Net Asset Value Per Share. The net asset value ("NAV") per share for each class of shares of the Fund is determined by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The NAV is determined as of the close of business on the New York Stock Exchange ("NYSE") on each day that the NYSE is open. The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday). All references to time in this SAI mean "Eastern time." The NYSE's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday (Presidents Day), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

Dealers other than NYSE members may conduct trading in certain securities on days that the NYSE is closed (including weekends and holidays) or after 4:00 p.m. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on days when shareholders may not purchase or redeem shares. Additionally, trading on many foreign stock exchanges and over-the-counter markets normally is completed before the close of the NYSE.

Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the close of the principal market on which a security is traded, but before the close of the NYSE, will not be reflected in the Fund's calculation of its net asset values that day unless the Manager learns of the event and determines that the event is likely to cause a material change in the value of the security. The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations under those procedures to the Manager's "Valuation Committee". Fair value determinations by the Manager are subject to review, approval, ratification and confirmation by the Board at its next scheduled meeting after the fair valuations are determined.

Securities Valuation. The Fund's Board has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

  Equity securities traded on a U.S. securities exchange are valued as follows:
  if "last sale" information is regularly reported on the principal exchange on which a security is traded, it is valued at the last reported sale price on that day, or if "last sale" information is not available on a valuation date, the security is valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and "asked" prices on the valuation date, or if "last sale" information is not available on a valuation date, and the last reported sale price for the security preceding the valuation date is not within the spread of the closing "bid" and "asked" prices on the valuation date, the security is valued at the closing "bid" price on the valuation date.
  Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:
  at the last sale price available to the pricing service approved by the Board, or at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded, or on the basis of reasonable inquiry, from two market makers in the security.
  Long-term debt securities having a remaining maturity of more than 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
  The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
  debt instruments that have a maturity of more than 397 days when issued, debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
  The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:

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  money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued and that have a remaining maturity of 60 days or less, and debt instruments held by a money market fund that have a remaining maturity of 397 days or less.

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  Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker, or the "bid" price if no "asked" price is available.

In the case of U.S. Government securities, mortgage-backed securities, corporate bonds and foreign government securities, the Manager may use pricing services approved by the Board when last sale information is not generally available. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services valuations. That monitoring may include comparing prices used for portfolio valuation to the actual sale prices of selected securities.

Foreign currency, including forward contracts, is valued and securities that are denominated in foreign currency are converted to U.S. dollars, using the closing prices in the New York foreign exchange market or that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable.

Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded, as determined by a pricing service approved by the Board or by the Manager. If there were no sales on the valuation date, those investments are valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange on the valuation date. If the last sale price on the preceding trading day is not within the spread of the closing "bid" and "asked" prices on the principal exchange on the valuation date, the value shall be the closing "bid" price. If the put, call or future is not traded on an exchange, it shall be valued at the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases the "bid" price may be used if no "asked" price is available.

When the Fund sells an option, an amount equal to the premium the Fund receives is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put sold by the Fund is exercised, the proceeds are increased by the premium received. If a call or put sold by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of the premium that was paid by the Fund.

Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Board fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets, not directly by shareholders. However, those expenses reduce the net asset value of Fund shares, and therefore are borne indirectly by shareholders.

For calculating the Fund's net asset value, dividends and distributions, the Fund differentiates between two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. Those expenses are first allocated based on the percentage of the Fund's total assets that is represented by the assets of each share class. Such general expenses include management fees, legal, bookkeeping and audit fees, Board compensation, custodian expenses, share issuance costs, interest, taxes, brokerage commissions, and non-recurring expenses, such as litigation costs. Then the expenses allocated to a share class are allotted equally to each outstanding share within a given class.

Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses to the extent that such expenses pertain only to a specific class.

How to Buy Shares

The Oppenheimer Funds. The "Oppenheimer funds" are those mutual funds for which the Distributor acts as distributor and currently include the following:

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Oppenheimer AMT-Free Municipals	Money Market Funds:
Oppenheimer AMT-Free New York Municipals	Oppenheimer Cash Reserves
Oppenheimer Balanced Fund	Oppenheimer Institutional Money Market Fund
Oppenheimer Baring SMA International Fund	Oppenheimer Money Market Fund, Inc.
Oppenheimer Core Bond Fund
Oppenheimer California Municipal Fund	Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Appreciation Fund	Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Capital Income Fund	Oppenheimer Portfolio Series:
Oppenheimer Champion Income Fund	Active Allocation Fund
Oppenheimer Commodity Strategy Total Return Fund	Equity Investor Fund
Oppenheimer Corporate Bond Fund	Conservative Investor Fund
Oppenheimer Currency Opportunities Fund	Moderate Investor Fund
Oppenheimer Developing Markets Fund	Oppenheimer Portfolio Series Fixed Income Active
Oppenheimer Discovery Fund	Allocation Fund
Oppenheimer Emerging Markets Debt Fund	Oppenheimer Principal Protected Main Street Fund II
Oppenheimer Equity Fund, Inc.	Oppenheimer Principal Protected Main Street Fund III
Oppenheimer Equity Income Fund, Inc.	Oppenheimer Quest International Value Fund
Oppenheimer Global Fund	Oppenheimer Quest Opportunity Value Fund
Oppenheimer Global Allocation Fund	Oppenheimer Real Estate Fund
Oppenheimer Global Opportunities Fund	Oppenheimer Rising Dividends Fund
Oppenheimer Global Value Fund	Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Gold & Special Minerals Fund	Oppenheimer Rochester Intermediate Term Municipal Fund
Oppenheimer International Bond Fund	Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer International Diversified Fund	Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer International Growth Fund	Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer International Small Company Fund	Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer Limited Term California Municipal Fund	Oppenheimer Rochester National Municipals
Oppenheimer Limited-Term Government Fund	Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer Limited Term Municipal Fund	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Main Street Fund	Oppenheimer Rochester Short Term Municipal Fund
Oppenheimer Main Street Select Fund	Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Main Street Small- & Mid-Cap Fund	Oppenheimer Select Value Fund
Oppenheimer Senior Floating Rate Fund
Oppenheimer LifeCycle Funds:	Oppenheimer Small- & Mid-Cap Growth Fund
Oppenheimer Transition 2010 Fund	Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer Transition 2015 Fund	Oppenheimer Global Strategic Income Fund
Oppenheimer Transition 2020 Fund	Oppenheimer U.S. Government Trust
Oppenheimer Transition 2025 Fund	Oppenheimer Value Fund
Oppenheimer Transition 2030 Fund	Limited-Term New York Municipal Fund
Oppenheimer Transition 2040 Fund	Rochester Fund Municipals
Oppenheimer Transition 2050 Fund
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Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B, Class C or Class N shares and the dividends payable on Class B, Class C or Class N shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B, Class C and Class N shares are subject.

The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B, Class C and Class N shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B, Class C and Class N shares is the same as that of the initial sales charge on Class A shares – to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

The Distributor will not accept a purchase order of more than $100,000 for Class B shares or a purchase order of $1 million or more to purchase Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts).

Class B, Class C or Class N shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer.

Class A Sales Charges Reductions and Waivers. There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except for the money market funds (under certain circumstances described in this SAI, redemption proceeds of certain money market fund shares may be subject to a CDSC). As discussed in the Prospectus, a reduced initial sales charge rate may be obtained for certain share purchases because of the reduced sales efforts and reduction in expenses realized by the Distributor, dealers or brokers in making such sales. Sales charge waivers may apply in certain other circumstances because the Distributor or dealer or broker incurs little or no selling expenses. Appendix A to this SAI includes additional information regarding certain of these sales charge reductions and waivers.

A reduced sales charge rate may be obtained for Class A shares under a Right of Accumulation or Letter of Intent because of the reduction in sales effort and expenses to the Distributor, dealers or brokers for those sales.

Letter of Intent. Under a Letter of Intent (a "Letter"), you may be able to reduce the initial sales charge rate that applies to your Class A share purchases of the Fund if you purchase Class A, Class B or Class C shares of the Fund or other Oppenheimer funds or Class A, Class B, Class C, Class G and Class H units of advisor sold Section 529 plans, for which the Manager or the Distributor serves as the Program Manager or Program Distributor.

A Letter is an investor's statement in writing to the Distributor of his or her intention to purchase a specified value of those shares or units during a 13 month period (the "Letter period"), which begins on the date of the investor's first share purchase following the establishment of the Letter. The sales charge on each purchase of Class A shares during the Letter period will be at the rate that would apply to a single lump-sum purchase of shares in the amount intended to be purchased. In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor does not fulfill the terms of the Letter within the Letter period, he or she agrees to pay the additional sales charges that would have been applicable to any purchases that are made. The investor agrees that shares equal in value to 2% of the intended purchase amount will be held in escrow by the Transfer Agent for that purpose, as described in "Terms of Escrow" below. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter when placing purchase orders during the Letter period. The investor must also notify the Distributor or his or her financial intermediary of any qualifying 529 plan holdings.

To determine whether an investor has fulfilled the terms of a Letter, the Transfer Agent will count purchases of "qualified" Class A, Class B and Class C shares and Class A, Class B, Class C, Class G and Class H units during the Letter period. Purchases of Class N or Class Y shares, purchases made by reinvestment of dividends or capital gains distributions from the Fund or other Oppenheimer funds, purchases of Class A shares with redemption proceeds under the Reinvestment Privilege, and purchases of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as "qualified" shares for satisfying the terms of a Letter. An investor will also be considered to have fulfilled the Letter if the value of the investor's total holdings of qualified shares on the last day of the Letter period equals or exceeds the intended purchase amount.

If the terms of the Letter are not fulfilled within the Letter period, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted on the first business day following the expiration of the Letter period to reflect the sales charge rates that are applicable to the actual total purchases.

If total eligible purchases during the Letter period exceed the intended purchase amount and also exceed the amount needed to qualify for the next sales charge rate reduction (stated in the Prospectus), the sales charges paid may be adjusted to that lower rate. That adjustment will only be made if and when the dealer returns to the Distributor the amount of the excess concessions allowed or paid to the dealer over the amount of concessions that are applicable to the actual amount of purchases. The reduced sales charge adjustment will be made by adding to the investors account the number of additional shares that would have been purchased if the lower sales charge rate had been used. Those additional shares will be determined using the net asset value per share in effect on the date of such adjustment.

By establishing a Letter, the investor agrees to be bound by the terms of the Prospectus, this SAI and the application used for a Letter, and if those terms are amended to be bound by the amended terms and that any amendments by the Fund will apply automatically to existing Letters. Group retirement plans qualified under section 401(a) of the Internal Revenue Code may not establish a Letter, however defined benefit plans and Single K sole proprietor plans may do so.

Terms of Escrow That Apply to Letters of Intent .

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   1. Out of the initial purchase, or out of subsequent purchases if necessary, the Transfer Agent will hold in escrow Fund shares equal to 2% of the intended purchase amount specified in the Letter. For example, if the intended purchase amount is $50,000, the escrow amount would be shares valued at $1,000 (computed at the offering price for a $50,000 share purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

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   2. If the Letter applies to more than one fund account, the investor can designate the fund from which shares will be escrowed. If no fund is selected, the Transfer Agent will escrow shares in the fund account that has the highest dollar balance on the date of the first purchase under the Letter. If there are not sufficient shares to cover the escrow amount, the Transfer Agent will escrow shares in the fund account(s) with the next highest balance(s). If there are not sufficient shares in the accounts to which the Letter applies, the Transfer Agent may escrow shares in other accounts that are linked for Right of Accumulation purposes. Additionally, if there are not sufficient shares available for escrow at the time of the first purchase under the Letter, the Transfer Agent will escrow future purchases until the escrow amount is met.

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   3. If, during the Letter period, an investor exchanges shares of the Fund for shares of another fund (as described in the Prospectus section titled "The OppenheimerFunds Exchange Privilege"), the Fund shares held in escrow will automatically be exchanged for shares of the other fund and the escrow obligations will also be transferred to that fund.

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   4. If the total purchases under the Letter are less than the intended purchases specified, on the first business day after the end of the Letter period, the Distributor will redeem escrowed shares equal in value to the difference between the dollar amount of the sales charges actually paid and the amount of the sales charges that would have been paid if the total purchases had been made at a single time. Any shares remaining after such redemption will be released from escrow.

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   5. If the terms of the Letter are fulfilled, the escrowed shares will be promptly released to the investor at the end of the Letter period.

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   6. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

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Class A Shares Purchased with Proceeds from Certain Retirement Plans. Class A shares of the Fund may be purchased at net asset value with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan. No sales concessions will be paid to the broker-dealer of record on sales of such Class A shares, whether or not they are subject to a CDSC as described in the Prospectus. Additionally, no concession will be paid on Class A share purchases by a retirement plan that are made with the redemption proceeds of Class N shares of an Oppenheimer fund held by a retirement plan for more than 18 months.

Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service (the "IRS"), the conversion of Class B shares to Class A shares 72 months after purchase is not treated as a taxable event for the shareholder. If those laws or the IRS' interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

Availability of Class N Shares. In addition to the types of retirement plans which may purchase Class N shares that are described in the Prospectus, Class N shares also are offered to the following:

  to all rollover IRAs (including SEP IRAs and SIMPLE IRAs), to all rollover contributions made to Individual 401(k) plans, Profit-Sharing Plans and Money Purchase Pension Plans,
  to all direct rollovers from OppenheimerFunds-sponsored Pinnacle and Ascender retirement plans, to all trustee-to-trustee IRA transfers,
  to all 90-24 type 403(b) transfers,
  to Group Retirement Plans (as defined in Appendix A to this SAI) which have entered into a special agreement with the Distributor for that purpose, to Retirement Plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code, the recordkeeper or the plan sponsor for which has entered into a special agreement with the Distributor, to Retirement Plans of a plan sponsor where the aggregate assets of all such plans invested in the Oppenheimer funds is $500,000 or more, to Retirement Plans with at least 100 eligible employees or $500,000 or more in plan assets, to OppenheimerFunds-sponsored Ascender 401(k) plans that pay for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds, and to certain customers of broker-dealers and financial advisors that are identified in a special agreement between the broker-dealer or financial advisor and the Distributor for that purpose.

The sales concession and the advance of the service fee, as described in the Prospectus, will not be paid to dealers of record on sales of Class N shares on:

  purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds), purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the plan for more than one year (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds), on purchases of Class N shares by an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan made with the redemption proceeds of Class A shares of one or more Oppenheimer funds, and

No sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class N shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan.

Share Certificates. When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the Fund. The Fund will not issue or re-register physical share certificates.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

AccountLink. Shares purchased through AccountLink will be purchased at the net asset value calculated on the same regular business day if the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares before the close of the NYSE. The NYSE normally closes at 4:00 p.m., but may close earlier on certain days. If the Distributor is instructed to initiate the ACH transfer after the close of the NYSE, the shares will be purchased on the next regular business day.

Dividends will begin to accrue on the shares purchased through the ACH system on the business day the Fund receives Federal Funds before the close of the NYSE. The proceeds of ACH transfers are normally received by the Fund three days after a transfer is initiated. If Federal Funds are received on a business day after the close of the NYSE, dividends will begin to accrue on the next regular business day. If the proceeds of an ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

The minimum purchase through AccountLink is generally $50, however for accounts established prior to November 1, 2002 the minimum purchase is $25.

Asset Builder Plans. As indicated in the Prospectus, you normally must establish your Fund account with $1,000 or more. However, you can open a Fund account for as little as $500 if you establish an Asset Builder Plan at the time of your initial share purchase to automatically purchase additional shares directly from a bank account.

An Asset Builder Plan is available only if your bank is an ACH member and you establish AccountLink. Under an Asset Builder Plan, payments to purchase shares of the Fund will be debited from your bank account automatically. Normally the debit will be made two business days prior to the investment dates you select on your application. Neither the Distributor, the Transfer Agent nor the Fund will be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

To establish an Asset Builder Plan at the time you initially purchase Fund shares, complete the "Asset Builder Plan" information on the Account Application. To establish an Asset Builder Plan for an existing account, use the Asset Builder Enrollment Form. The Account Application and the Asset Builder Enrollment Form are available by contacting the Distributor or may be downloaded from our website at www.oppenheimerfunds.com. Before you establish a new Fund account under the Asset Builder Plan, you should obtain a prospectus of the selected Fund and read it carefully.

You may change the amount of your Asset Builder payment or you can terminate your automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The minimum additional purchase under an Asset Builder Plan is $50, except that for Asset Builder Plans established prior to November 1, 2002, the minimum additional purchase is $25. Shares purchased by Asset Builder Plan payments are subject to the redemption restrictions for recent purchases described in the Prospectus. An Asset Builder Plan may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder Plans at any time without prior notice.

Retirement Plans. Certain types of retirement plans are entitled to purchase shares of the Fund without sales charges or at reduced sales charge rates, as described in Appendix A to this SAI. Certain special sales charge arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily valuation basis by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") or an independent record keeper that has a contract or special arrangement with Merrill Lynch. If, on the date the plan sponsor signed the Merrill Lynch record keeping service agreement, the plan had less than $1 million in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class C shares of the Oppenheimer funds. If, on the date the plan sponsor signed the Merrill Lynch record keeping service agreement, the plan had $1 million or more in assets but less than $5 million in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class N shares of the Oppenheimer funds. If, on the date the plan sponsor signed the Merrill Lynch record keeping service agreement, the plan had $5 million or more in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class A shares of the Oppenheimer funds.

OppenheimerFunds has entered into arrangements with certain record keepers whereby the Transfer Agent compensates the record keeper for its record keeping and account servicing functions that it performs on behalf of the participant accounts in a retirement plan. While such compensation may act to reduce the record keeping fees charged by the retirement plan's record keeper, that compensation arrangement may be terminated at any time, potentially affecting the record keeping fees charged by the retirement plan's record keeper.

Electronic Document Delivery. To access your account documents electronically via eDocs Direct, please visit our website at www.oppenheimerfunds.com and click the hyperlink "Sign Up for Electronic Document Delivery (eDocs Direct)" under the heading "I want to..." in the left hand column, or call 1.888.470.0862 for instructions.

How to Sell Shares

Receiving Redemption Proceeds by Federal Funds Wire. The Fund would normally authorize a Federal Funds wire of redemption proceeds to be made on its next regular business day following the redemption. A Federal Funds wire may be delayed if the Fund's custodian bank is not open for business on that day. In that case, the wire will not be transmitted until the next business day on which the bank and the Fund are both open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Redeeming Shares Through Brokers or Dealers. The Distributor is the Fund's agent to repurchase its shares from authorized brokers or dealers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the next net asset value computed after the Distributor or the broker or dealer receives the order. A repurchase will be processed at that day's net asset value if the order was received by the broker or dealer from its customer prior to the time the close of the NYSE. Normally, the NYSE closes at 4:00 p.m., but may do so earlier on some days.

For accounts redeemed through a broker-dealer, payment will ordinarily be made within three business days after the shares are redeemed. However, the Distributor must receive the required redemption documents in proper form, with the signature(s) of the registered shareholder(s) guaranteed as described in the Prospectus.

Payments "In Kind." As stated in the Prospectus, payment for redeemed shares is ordinarily made in cash. Under certain circumstances, however, the Board may determine that it would be detrimental to the best interests of the remaining shareholders for the Fund to pay for the redeemed shares in cash. In that case, the Fund may pay the redemption proceeds, in whole or in part, by a distribution "in kind" of liquid securities from the Fund's portfolio. The Fund will value securities used to pay a redemption in kind using the same method described above under "Determination of Net Asset Value Per Share." That valuation will be made as of the time the redemption price is determined. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash.

The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, redemptions by a shareholder, of up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period, must be redeemed solely in cash.

Distributions From Retirement Plans. Participants in OppenheimerFunds-sponsored pension or profit-sharing plans (other than self-employed plan sponsors), whose shares of the Fund are held in the name of the plan or its fiduciary, may not request redemption of their accounts directly. The plan administrator or fiduciary must submit the request.

Requests for distributions from OppenheimerFunds-sponsored IRA's, SEP-IRA's, SIMPLE IRA's, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed on the back cover of this SAI. The request must:

  state the reason for the distribution;
  if the distribution is premature, state the owner's awareness of tax penalties; and
  conform to the requirements of the plan and the Fund's other redemption requirements.

Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed and submitted to the Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, and the Transfer Agent assume no responsibility for determining whether a distribution satisfies the conditions of applicable tax laws and they will not be responsible for any tax penalties assessed in connection with a distribution.

Automatic Withdrawal Plans. Under an Automatic Withdrawal Plan, investors who own Fund shares can authorize the Transfer Agent to redeem shares automatically on a monthly, quarterly, semi-annual or annual basis. The minimum periodic redemption amount under an Automatic Withdrawal Plan is $50. Shareholders having AccountLink privileges may have Automatic Withdrawal Plan payments deposited to their designated bank account. Payments may also be made by check, payable to all shareholders of record and sent to the address of record for the account. Automatic withdrawals may be requested by telephone for amounts up to $1,500 per month if the payments are to be made by checks sent to the address of record for the account. Telephone requests are not available if the address on the account has been changed within the prior 15 days.

Fund shares will be redeemed as necessary to meet the requested withdrawal payments. Shares will be redeemed at the net asset value per share determined on the redemption date, which is normally three business days prior to the payment receipt date requested by the shareholder. The Fund cannot guarantee receipt of a payment on the date requested, however. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending on the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

Because of the sales charge assessed on Class A share purchases, shareholders should usually not make additional Class A share purchases while participating in an Automatic Withdrawal Plan. A shareholder whose Class B, Class C or Class N account is subject to a CDSC should usually not establish an automatic withdrawal plan because of the imposition of the CDSC on the withdrawals. If a CDSC does apply to a redemption, the amount of the check or payment will be reduced accordingly. Distributions of capital gains from accounts subject to an Automatic Withdrawal Plan must be reinvested in Fund shares. Dividends on shares held in the account may be paid in cash or reinvested. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

The shareholder may change the amount, the payment interval, the address to which checks are to be mailed, the designated bank account for AccountLink payments or may terminate a plan at any time by writing to the Transfer Agent. A signature guarantee may be required for certain changes. The requested change will usually be put into effect approximately two weeks after such notification is received. The shareholder may redeem all or any part of the shares in the account by written notice to the Transfer Agent. That notice must be in proper form in accordance with the requirements in the then-current Fund Prospectus.

The Transfer Agent will administer the Automatic Withdrawal Plan as agent for the shareholder(s) who executed the plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability for any action taken or not taken by the Transfer Agent in good faith to administer the plan. Any share certificates must be surrendered unendorsed to the Transfer Agent with the plan application to be eligible for automatic withdrawal payments. If the Transfer Agent ceases to act as transfer agent for the Fund, the shareholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

The Transfer Agent will terminate a plan upon its receipt of evidence, satisfactory to it, that the shareholder has died or is legally incapacitated. The Fund may also give directions to the Transfer Agent to terminate a plan. Shares that have not been redeemed at the time a plan is terminated will be held in an account in the name of the shareholder. Share certificates will not be issued for any such shares and all dividends will be reinvested in the account unless and until different instructions are received, in proper form, from the shareholder, his or her executor or guardian, or another authorized person.

The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. By requesting an Automatic Withdrawal Plan, the shareholder agrees to the terms and conditions that apply to such plans. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

Transfers of Shares. A shareholder will not be required to pay a CDSC when Fund shares are transferred to registration in the name of another person or entity. The transfer may occur by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a CDSC are transferred, the CDSC will continue to apply to the transferred shares and will be calculated as if the transferee had acquired the shares in the same manner and at the same time as the transferring shareholder.

If less than all of the shares held in an account are transferred, and some but not all shares in the account would be subject to a CDSC if redeemed at that time, the priorities for the imposition of the CDSC described in the Prospectus will be followed in determining the order in which the shares are transferred.

Minimum Balance Fee. As stated in the Prospectus, a $12 annual "Minimum Balance Fee" is assessed on each Fund account with a share balance of less than $500. The Minimum Balance Fee is automatically deducted from each such Fund account in September.

Listed below are certain cases in which the Fund has elected, in its discretion, not to assess the Minimum Balance Fee. These exceptions are subject to change:

  A fund account whose shares were acquired after September 30th of the prior year;
  A fund account that has a balance below $500 due to the automatic conversion of shares from Class B to Class A shares. However, once all Class B shares held in the account have been converted to Class A shares the new Class A share account balance may become subject to the Minimum Balance Fee;
  Accounts of shareholders who elect to access their account documents electronically via eDoc Direct (to access account documents electronically via eDocs Direct, please visit our website at www.oppenheimerfunds.com and click the hyperlink "Sign Up for Electronic Document Delivery (eDocs Direct)" under the heading "I Want To," or call 1.888.470.0862 for instructions);
  A fund account that has only certificated shares and, has a balance below $500 and is being escheated;
  Accounts of shareholders that are held by broker-dealers under the NSCC Fund/SERV system in Networking level 1 and 3 accounts;
  Accounts held under the Oppenheimer Legacy Program and/or holding certain Oppenheimer Variable Account Funds;
  Omnibus accounts holding shares pursuant to the Pinnacle, Ascender, Custom Plus, Recordkeeper Pro and Pension Alliance Retirement Plan programs;
  A fund account that falls below the $500 minimum solely due to market fluctuations within the 12-month period preceding the date the fee is deducted; and
  Accounts held in the OppenheimerFunds Portfolio Builder Program which is offered through certain broker/dealers to qualifying shareholders.

Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for good faith compliance with those laws.

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The Fund reserves the authority to modify the Minimum Balance Fee in its discretion.

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Involuntary Redemptions. The Fund's Board has the right to involuntarily redeem shares held in any account with an aggregate net asset value of less than $500. The Board may change the amount of the aggregate net asset value to which an involuntary redemption may apply. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the $500 minimum solely as a result of market fluctuations. If the Board exercises this right, it may also determine the requirements for any notice to be given to the shareholders (but not less than 30 days). Alternatively, the Board may set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Reinvestment Privilege. Within six months after redeeming Class A or Class B shares, a shareholder may reinvest all or part of the redemption proceeds without a sales charge if:

  An initial sales charge was paid on the redeemed Class A shares or a Class A CDSC was paid when the shares were redeemed; or
  The Class B CDSC was paid on the redeemed Class B shares.

The reinvestment may only be made in Class A shares of the Fund or other Oppenheimer funds into which shares of the Fund are exchangeable, as described in "How to Exchange Shares" below. This privilege does not apply to Class C, Class N or Class Y shares or to purchases made through automatic investment options. The Fund may amend, suspend or cease offering this reinvestment privilege at any time for shares redeemed after the date of the amendment, suspension or cessation. The shareholder must request the reinvestment privilege from the Transfer Agent or his or her financial intermediary at the time of purchase.

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Reinvestment will be at the next net asset value computed after the Transfer Agent receives the reinvestment order. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there was a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days after the payment of the sales charge, in certain circumstances, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption, however, the sales charge would be added to the basis of the shares acquired with the redemption proceeds.

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How to Exchange Shares

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Shares of the Fund (including shares acquired by reinvestment of dividends or distributions from other Oppenheimer funds) may be exchanged for shares of certain other Oppenheimer funds at net asset value without the imposition of a sales charge, however a CDSC may apply to the acquired shares as described below. Shares of certain money market funds purchased without a sales charge may be exchanged for shares of other Oppenheimer funds offered with a sales charge upon payment of the sales charge. Exchanges into another Oppenheimer fund must meet any applicable minimum investment requirements of that fund.

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As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. The prospectus of each of the Oppenheimer funds indicates which share class or classes that fund offers and provides information about limitations on the purchase of particular share classes, as applicable for the particular fund. Shareholders that own more than one class of shares of the Fund must specify which class of shares they wish to exchange.

You can obtain a current list of the share classes offered by the funds by calling the toll-free phone number on the first page of this SAI.

The different Oppenheimer funds that are available for exchange have different investment objectives, policies and risks. A shareholder should determine whether the fund selected is appropriate for his or her investment goals and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. Some of the tax consequences of reinvesting redemption proceeds are discussed in "Reinvestment Privilege," above. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege, however that notice is not required in extraordinary circumstances.

How Exchanges Affect Contingent Deferred Sales Charges. A CDSC is imposed on exchanges of shares in the following cases:

  The Class A CDSC is imposed on the redemption of Class A shares acquired by the exchange of Class A shares that are subject to a Class A CDSC, if the acquired shares are redeemed within 18 months measured from the beginning of the calendar month in which the exchanged Class A shares were purchased.
  The Class A CDSC is imposed on the redemption of Class A shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals acquired prior to October 22, 2007 by the exchange of Class A shares that are subject to a Class A CDSC, if the acquired shares are redeemed within 24 months measured from the beginning of the calendar month in which the exchanged Class A shares were purchased.

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  The Class A CDSC is imposed on the redemption of Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money Market Fund, Inc. acquired by the exchange of Class A shares that are subject to a Class A CDSC, if the acquired shares are redeemed within the holding period applicable to the exchanged Class A shares.

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  The Class B CDSC is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged shares, except:
     (1) With respect to Class B shares of Oppenheimer Limited Term California Municipal Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Limited Term Municipal Fund, Limited Term New York Municipal Fund and Oppenheimer Senior Floating Rate Fund acquired by exchange, the Class B CDSC is imposed on the acquired shares if they are redeemed within five years of the initial purchase of the exchanged Class B shares.
     (2) With respect to Class B shares of Oppenheimer Cash Reserves acquired by the exchange of Class B shares of Oppenheimer Capital Preservation Fund, the Class B CDSC is imposed on the acquired shares if they are redeemed within five years of the initial purchase of the exchanged Class B shares.

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  The Class C CDSC is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged shares.
  A 1% Class N CDSC will be imposed on Class N shares held in retirement plans (not including IRAs and 403(b) plans) if the retirement plan is terminated or if Class N shares of all Oppenheimer funds are terminated as an investment option of the plan, if the shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund.
  A 1% Class N CDSC will be imposed on Class N shares held in IRA's or 403(b) plans if they are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund.

When Class B, Class C or Class N shares are exchanged, the priorities for the imposition of the CDSC described in "How To Buy Shares" in the Prospectus will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should consider how the exchange may affect any CDSC that might be imposed on the subsequent redemption of remaining shares.

Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

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Automatic Exchange Plans. Under an Automatic Exchange Plan, shareholders can authorize the Transfer Agent to exchange shares of the Fund for shares of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis. The minimum amount that may be exchanged to each other fund account is $50. Instructions regarding the exchange amount, the selected fund(s) and the exchange interval should be provided on the OppenheimerFunds account application or by signature-guaranteed instructions. Any requested changes will usually be put into effect approximately two weeks after notification of a change is received. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in this SAI and in "The OppenheimerFunds Exchange Privilege" section in the Prospectus.

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The Transfer Agent will administer the Automatic Exchange Plan as agent for the shareholder(s). Neither the Fund nor the Transfer Agent shall incur any liability for any action taken or not taken by the Transfer Agent in good faith to administer the plan. Any share certificates must be surrendered unendorsed to the Transfer Agent with the plan application to be eligible for automatic exchanges. If the Transfer Agent ceases to act as transfer agent for the Fund, the shareholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

The Fund reserves the right to amend, suspend or discontinue offering automatic exchanges at any time without prior notice. By requesting an Automatic Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans. These provisions may be amended from time to time and any amendments will automatically apply to existing Plans.

Processing Exchange Requests. Shares to be exchanged are redeemed at the net asset value calculated on the regular business day the Transfer Agent receives an exchange request in proper form before the close of the NYSE (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by up to five business days if it is determined that either fund would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

When you exchange some or all of your shares, any special features of your account that are available in the new fund (such as an Asset Builder Plan or Automatic Withdrawal Plan) will be applied to the new fund account unless you tell the Transfer Agent not to do so.

Shares that are subject to a restriction cited in the Prospectus or this SAI and shares covered by a share certificate that is not tendered will not be exchanged. If an exchange request includes such shares, only the shares available without restrictions will be exchanged.

Distributions and Taxes

Dividends and Other Distributions. The Fund does not have a fixed rate for dividends or other distributions ("distributions") and cannot assure the payment of any distributions. The distributions made by the Fund will vary depending on market conditions, the composition of the Fund's portfolio and Fund expenses. The Fund intends to distribute substantially all of its net investment income and net realized capital gains at least annually, and may sometimes pay a special distribution near the end of the calendar year in order to comply with federal tax requirements.

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Distributions are calculated in the same manner, at the same time, and on the same day for each class of shares but will normally differ in amount. Distributions on Class B, Class C and Class N shares are expected to be lower than distributions on Class A shares and Class Y shares because of the effect of the asset-based sales charge on Class B, Class C and Class N shares. Distributions are taxable to shareholders, as discussed below, regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

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Returned checks for the proceeds of redemptions are invested in shares of Oppenheimer Money Market Fund, Inc. If a dividend check or a check representing an automatic withdrawal payment is returned to the Transfer Agent by the Postal Service as undeliverable, it will be reinvested in shares of the Fund. Reinvestments will be made as promptly as possible after the return of such checks to the Transfer Agent. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Taxes. The federal tax treatment of the Fund and distributions to shareholders is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders. The tax discussion in the Prospectus and this SAI is based on tax laws in effect on the date of the Prospectus and SAI. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment may differ from the treatment under the Internal Revenue Code as described below.

Before purchasing Fund shares, investors are urged to consult their tax advisers with reference to their own particular tax circumstances as well as the consequences of federal, state, local and any other jurisdiction's tax rules affecting an investment in the Fund.

Qualification and Taxation as a Regulated Investment Company. The Fund has elected to be taxed as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code. As long as the Fund qualifies as a RIC, the Fund may deduct the amount of investment company taxable income and net capital gains that it distributes to its shareholders, thereby eliminating Fund-level corporate income tax that would otherwise be imposed on such income. Qualification as a RIC also allows the Fund, under certain conditions, to characterize the distributions made to its shareholders as composed of specific types of tax-favored income such as corporate dividends, capital gains and tax-exempt interest.

Even though the Fund expects to continue to qualify as a RIC, to the extent that it distributes less than all of its income, the Fund may still be subject to a corporate income tax and an excise tax. In addition, any investment income received from a foreign source may be subject to foreign withholding taxes, although the rate of any such withholding tax may be reduced under an income tax treaty if the Fund qualifies for the benefits of the treaty. If possible, the Fund will operate so as to qualify for such reduced rates, Any foreign withholding taxes will reduce the Fund's income and capital gain. The Fund may also be subject to corporate income tax and a penalty on distributions or gains from "passive foreign investment companies" (described below) even if those amounts are distributed to the Fund's shareholders.

Qualifying as a RIC. To qualify as a RIC, the Fund must be a domestic corporation that is either registered under the Investment Company Act as a management company or unit investment trust or is otherwise described in the Internal Revenue Code as having a specific status under the Investment Company Act. The Fund must also satisfy certain tests with respect to (i) the composition of its gross income, (ii) the composition of its assets and (iii) the amount of its dividend distributions.

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     Gross Income Test. To qualify as a RIC, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of securities, gains from the sale or other disposition of securities or foreign currencies, and certain other income derived with respect to its business of investing in such securities or currencies (including, but not limited to, gains from options, futures or forward contracts), and net income derived from interests in certain "qualified publicly traded partnerships."

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     Asset Test. In addition, at the close of each quarter of its taxable year, the Fund must satisfy two asset tests. First, at least 50% of the value of the Fund's assets must consist of U.S. Government securities, securities of other RIC's, securities of other issuers ("Other Issuers") and cash or cash items (including receivables). The securities of an Other Issuer are not counted towards satisfying the 50% test if the Fund either invests more than 5% of the value of the Fund's assets in the securities of that Other Issuer or holds more than 10% of the outstanding voting securities of that Other Issuer. Second, no more than 25% of the value of the Fund's total assets may be invested in (1) the securities of any one issuer (other than U.S. Government securities and the securities of other RIC's), (2) the securities of two or more issuers (other than the securities of other RIC's) that the Fund controls and that are engaged in the same or similar trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships. For purposes of these tests, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. Government are treated as U.S. Government securities.

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     Dividend Distributions Test. During the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, the Fund must distribute at least 90% of its investment company taxable income for the taxable year, which is generally its net investment income and the excess of its net short-term capital gain minus its net long-term capital loss.

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Failure to Qualify. If the Fund failed to qualify as a RIC, it would (unless certain cure provisions apply) then be unable to deduct from its taxable income the dividend distributions made to its shareholders and therefore those amounts would be subject to a Fund-level corporate income tax. In addition, the Fund would not be able to characterize the distributions made to its shareholders as anything other than ordinary corporate distributions. To the extent the Fund had "earnings and profits" (as determined for tax purposes), distributions to its shareholders would be taxable as ordinary dividend income. In the case of individuals, those distributions may qualify for the maximum 15% tax rate on dividend income (for taxable years beginning before 2013) and, in the case of corporations, they may qualify for the dividends-received deduction.

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Portfolio Investments Subject to Special Tax Rules. The Fund may engage in transactions and investments that are subject to special tax rules under the Internal Revenue Code. These special tax rules may, among other things, affect the Fund's holding period, change the character of, or accelerate, the Fund's income, defer or disallow the Fund's deductions and losses, and compel the Fund to report as taxable income mere increases in the value of its assets. For example, the Fund may invest in foreign currencies or securities denominated in foreign currencies. Under certain circumstances losses from foreign securities could be capital losses but gains from foreign currencies are ordinary income. Because capital losses cannot be deducted against ordinary income, this mismatch in character may negatively affect the character and amount of the Fund's distributions. Or part of an "interest" payment from a high yield debt obligation may be characterized for tax purposes as a dividend and, therefore, eligible for the dividends-received deduction available to corporations.

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Certain positions in the Fund's portfolio may have to be "marked-to-market," (that is, treated as if they were sold and repurchased on the last day of the Fund's taxable year). Such "deemed sales" under the mark-to-market rules may alter the character, amount and timing of distributions to shareholders by requiring the Fund to make distributions in order to satisfy the RIC dividend distributions test even though the deemed sales generate no cash. The Fund will monitor its transactions, and seek to make appropriate tax elections and appropriate entries in its books and records in order to reduce the effect of the mark-to-market rules while remaining qualified for treatment as a RIC.

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Passive Foreign Investment Companies. If the Fund invests in a "passive foreign investment company" ("PFIC"), then the Fund may be subject to special rules meant to discourage U.S. taxpayers from investing in foreign companies as a way of deferring taxable income. Under those rules, any income from certain PFIC distributions or the sale of PFIC shares is allocated to the current taxable year and to prior taxable years. Income allocated to the current year is treated as part of the year's ordinary income. Income allocated to a prior taxable year is taxed at the highest corporate rate for that year (regardless of the Fund's actual income or tax rate for that prior year). For each prior taxable year, the Fund must pay both the amount of tax so computed and a penalty that is calculated as if the amount of tax was due but unpaid for the prior taxable year. Liability for such taxes and penalties would reduce the investment return of the Fund.

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If a PFIC is willing to provide the Fund with certain necessary reporting information annually (which PFICs frequently do not provide), the Fund may elect to treat a PFIC as a "qualified electing fund" ("QEF") and, in lieu of the tax consequences described above, the Fund would be required to include in each year's income its share of the ordinary earnings and net capital gains of the PFIC, even if they are not distributed to the Fund. Those amounts would be treated as taxable income for purposes of the 90% dividends distributions test and the excise tax mentioned above.

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Alternatively, if the Fund invests in a PFIC, it may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In that case, the Fund would report any gains as ordinary income and would deduct any losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the U.S. Internal Revenue Service (the "IRS"). By making the election, the Fund might be able to mitigate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year it could be required to recognize income in excess of the distributions it received from the PFIC and the proceeds from dispositions of the PFIC's stock. The amounts so included would be treated as taxable income for purposes of the 90% dividends distributions test and for excise tax purposes (discussed below).

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Excise Tax on Regulated Investment Companies. Under the Internal Revenue Code, the Fund must pay an annual, non-deductible excise tax unless, by December 31st each year, it distributes (1) 98% of its taxable investment income earned from January 1 through December 31, (2) 98.2% of its capital gain net income realized in the period from November 1 of the prior year through October 31 of the current year and (3) undistributed amounts from prior years. It is presently anticipated that the Fund will meet these distribution requirements, although to do so the Fund might be required to liquidate portfolio investments in certain circumstances. In some years, the Board and the Manager may determine that it would be in the shareholders' best interests for the Fund to pay the excise tax on undistributed amounts rather than making the required level of distributions. In that event, the tax may reduce the amount available for shareholder distributions.

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Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. The Fund's distributions will be treated as dividends to the extent paid from the Fund's earnings and profits (as determined under the Internal Revenue Code). Distributions in excess of the Fund's earnings and profits will be treated as a return of capital to the extent of each shareholder's basis in his or her shares, and any remaining amounts will be treated as gain from the sale of those shares, as discussed below. Shareholders will be notified if at the end of the fiscal year, any part of an earlier distribution is re-characterized as a non-taxable return of capital.

Special Characteristics of Certain Distributions. Different types of Fund earnings may have different federal income tax characteristics, including different types of capital gains and different types of ordinary income. For example, the Fund's ordinary income may be composed of dividends eligible for the dividends-received deduction or that qualify for the special maximum tax rate on "qualified dividend income" as described below. The Fund may also generate foreign tax credits. The Fund will allocate the tax characteristics of its earnings among its distributions as prescribed by the IRS. The percentage of each distribution that corresponds to a particular type of income will be based on how much of that income the Fund earns for the entire taxable year rather than how much of that income the Fund has earned at time of the distribution. Those percentages normally will be determined after the close of the Fund's taxable year. The Fund will provide a statement to shareholders shortly after the end of each year indicating the amount and character of distributions made during the preceding calendar year.

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     Distributions Derived from Dividends. For the Fund's corporate shareholders to claim the dividends-received deduction against the Fund's distributions, both the Fund and its corporate shareholders must satisfy special provisions of the Internal Revenue Code. If a dividend the Fund receives on a stock held in its portfolio otherwise qualifies for the dividends-received deduction, the Fund still (1) must hold the stock for a minimum number of days during a specified period that includes the stock's ex-dividend date, (2) cannot enter into certain positions that reduce the risk of holding the stock and (3) cannot debt finance the stock. Similarly, distributions of otherwise qualifying dividends will not be eligible for the dividends-received deduction in the hands of a corporate shareholder of the Fund unless the corporate shareholder (1) holds the Fund's shares for at least 46 days during a specified period that includes the portfolio stock's ex-dividend date and (2) does not debt finance its investment in the Fund's shares. To the extent the Fund's distributions are derived from items such as option premiums, interest income, gains from the sale of securities, or dividends from foreign corporations, those distributions will not qualify for the dividends-received deduction.

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Special rules also apply to regular dividends paid to a non-corporate shareholder during the shareholder's taxable years beginning before 2013. Provided that the shareholder receiving the dividend satisfies certain holding period and other requirements, those dividends may be subject to tax at the reduced rates generally applicable to long-term capital gains for individuals. Dividends subject to these special rules are not actually treated as capital gains, however. They are not included in the computation of the shareholder's net capital gain and generally cannot be offset by capital losses. For a taxable year of the Fund, (i) if 95% or more of the Fund's gross income is attributable to qualified dividend income (defined below), then the special maximum rate will apply to 100% of the regular dividends paid to the shareholder during such year and (ii) if less than 95% of the Fund's gross income is attributable to qualified dividend income, then the special maximum rate will only apply to the portion of the regular dividends designated by the Fund as qualified dividend income, which generally cannot exceed the ratio that the Fund's qualified dividend income bears to its gross income. Gross income, for these purposes, does not include gains attributable to the sale or other disposition of stocks and securities, except to the extent the net short-term capital gain from such sales and dispositions exceeds the net long-term capital loss from such sales and dispositions.

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"Qualified dividend income" generally means dividends received by the Fund with respect to the stock of a U.S. corporation or qualified foreign corporation. It also includes dividends received with respect to the stock of a foreign corporation provided the stock is readily tradable on an established U.S. securities market. In each case, however, the Fund must hold the stock for a minimum number of days during a specified period that includes the stock's ex-dividend date and cannot enter into certain positions that reduce the risk of holding the stock. Qualified dividend income does not include "payments in lieu of dividends" received in securities lending transactions or dividends received from a real estate investment trust ("REIT") or another RIC, except to the extent such dividends were paid from qualified dividend income received and designated by such REIT or RIC. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends will not be treated as qualified dividend income.

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     Ordinary Income Dividends. Distributions from income earned by the Fund from one or more of the following sources will be treated as ordinary income to the shareholder:

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  certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. Government, or its agencies and instrumentalities);
  income from loans of portfolio securities;
  income or gains from options or futures;
  any net short-term capital gain; and
  any market discount accrual on tax-exempt bonds.

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     Foreign Source Income. Investment income that the Fund may receive from sources within foreign countries may be subject to foreign taxes withheld at the source. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations the Fund may elect to treat any foreign income and withholding taxes it pays as having been paid by its shareholders for U.S. federal income tax purposes, as long as the Fund continues to qualify as a RIC. If the Fund makes that election, the amount of foreign income taxes paid by the Fund will be included in the income of its shareholders and each shareholder will be entitled (subject to certain limitations) to either credit the amount against the shareholder's U.S. federal income tax due, or deduct the amount from his or her U.S. taxable income. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years.

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Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such foreign tax that must be included in each shareholder's gross income and the amount that will be available for deduction or credit. In general, a shareholder may elect each year whether to claim deductions or credits for foreign taxes. However, no deductions for foreign taxes may be claimed by a non corporate shareholder who does not itemize deductions. If a shareholder elects to credit foreign taxes, the amount of credit that may be claimed in any year can not exceed the same proportion of the U.S. tax against which such credit is taken as the shareholder's taxable income from foreign sources bears to his or her entire taxable income, unless the shareholder is an individual all of whose gross income from non-U.S. sources is qualified passive income and whose creditable foreign taxes for the taxable year do not exceed $300 ($600 for a joint return).

As a general rule, if the Fund has made the appropriate election, a shareholder may treat as foreign source income the portion of any dividend paid by the Fund which represents income derived from sources within foreign countries, as well as the shareholder's proportionate share of the taxes paid to those countries. Capital gains realized by the Fund on the sale of foreign securities and other foreign currency gains of the Fund are considered to be U.S.-source income and, therefore, any portion of the tax credit passed through to shareholders that is attributable to such gains or distributions might not be usable by a shareholder who does not have other foreign source income.

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     Capital Gain Distributions. The Fund may either retain or distribute to shareholders its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Currently, the Fund intends to distribute these gains. Distributed net capital gain that is properly reported will be taxable to the Fund's shareholders as long-term capital gains. The amount of distributions reported as net capital gain will be reported to shareholders shortly after the end of each year. Such treatment will apply no matter how long the shareholder has held Fund shares and even if the gain was recognized by the Fund before the shareholder acquired Fund shares.

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If the Fund elects to retain its net capital gain for a taxable year, the Fund will be subject to tax on such gain at the highest corporate tax rate. If the Fund so elects, each shareholder of record on the last day of such taxable year will be informed of his or her portion of both the gain and the tax paid, will be required to report the gain as long-term capital gain, will be able to claim the tax paid as a refundable credit, and will increase the basis of his or her shares by the amount of the capital gain reported minus the tax credit.

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For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount.

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Tax Consequences of Share Redemptions. If all or a portion of a shareholder's investment in the Fund is redeemed, the shareholder will recognize a gain or loss on the redeemed shares equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares. In general, any gain or loss from the redemption of shares of the Fund will be considered capital gain or loss if the shares were held as a capital asset and will be long-term capital gain or loss if the shares were held for more than one year. Any capital loss arising from the redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares. There are limits on the deductibility of capital losses in any year.

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All or a portion of any loss on redeemed shares may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption (including purchases through the reinvestment of dividends). In that case, the basis of the acquired shares will be adjusted to reflect the disallowed loss. If a shareholder exercises the exchange privilege within 90 days after acquiring Fund shares, in certain circumstances, any loss that the shareholder recognizes on the exchange will be reduced, or any gain will be increased, to the extent that any sales charge paid on the exchanged shares reduces any charges the shareholder would have incurred on the purchase of the new shares in the absence of the exchange privilege. Such sales charge will be treated as an amount paid for the new shares.

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Backup Withholding. The Fund will be required in certain cases to withhold 28% (currently scheduled to increase to 31% after 2012) of ordinary income dividends, capital gain distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when required, (2) who is subject to backup withholding for failure to report properly the receipt of interest or dividend income, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation). Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder's federal income tax liability, provided the required information is timely provided to the IRS.

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Taxation of Foreign Shareholders. Taxation of a foreign shareholder depends primarily on whether the foreign shareholder's income from the Fund is effectively connected with the conduct of a U.S. trade or business. "Foreign shareholders" include, but are not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership.

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If a foreign shareholder fails to provide a properly completed and signed Certificate of Foreign Status, the Fund will be required to withhold U.S. tax on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares. Provided the Fund obtains a proper certification of foreign status, ordinary income dividends that are paid by the Fund to foreign shareholders and that are not "effectively connected income," will be subject to a U.S. withholding tax. The tax rate may be reduced if the foreign person's country of residence has an income tax treaty with the United States allowing for a reduced tax rate on ordinary income dividends paid by the Fund. If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign shareholder may claim an exemption from the U.S. withholding tax described above provided the Fund obtains a properly completed and signed Certificate of Foreign Status. Any tax withheld by the Fund is remitted to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in the early part of each year with a copy sent to the IRS. Capital gain dividends are not subject to U.S. withholding tax unless the recipient is a nonresident alien who is present in the United States for 183 days or more during the taxable year in which the dividends are received. A foreign individual who is present in the United States for 183 days or more generally loses his or her status as a nonresident alien.

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For taxable years of the Fund beginning before January 1, 2012, properly reported dividends are generally exempt from U.S. federal withholding tax on foreign persons provided such dividends (i) are derived from the Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is a 10% or greater shareholder, reduced by expenses that are allocable to such income) or (ii) are derived from the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's net long-term capital loss for such taxable year). In order to qualify for this exemption from withholding, a shareholder that is a foreign person must comply with applicable certification requirements relating to its non-U.S. status. However, depending on its circumstances, the Fund may report some, all, or none of its potentially eligible dividends as interest-related dividends or as short-term capital gain dividends, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding on foreign persons. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain. Shareholders that are foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

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The tax consequences to foreign persons entitled to claim the benefits of an applicable income tax treaty may be different from those described in this SAI. Foreign shareholders are urged to consult their tax advisers with respect to the particular tax consequences of an investment in the Fund, including the applicability of the U.S. withholding taxes described above.

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Under recently-enacted legislation, payments after 2012 of dividends on, and gross proceeds from the redemption of, shares of the Fund made to "foreign financial institutions" and certain other foreign entities will be subject to U.S. withholding tax at a rate of 30% unless various certification, information reporting, due diligence and other applicable requirements (different from, and in addition to, those described above) are satisfied. Payments that are taken into account as effectively connected income are not subject to these withholding rules. Foreign shareholders should consult their own tax advisors as to the applicability and consequences of this new legislation to them.

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Recently-enacted legislation imposes information reporting requirements on individuals that hold any interest in a "specified foreign financial asset" if the aggregate value of all such assets held by such individual exceeds $50,000. Significant penalties can apply upon a failure to make the required disclosure and in respect to understatements of tax attributable to undisclosed foreign financial assets. This information reporting requirement is generally applicable for taxable years beginning after March 18, 2010. The scope of this reporting requirement is not entirely clear and all shareholders should consult their own tax advisors as to whether reporting may be required in respect of their indirect interests in the Fund's investments.

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Tax Shelter and Other Reporting Requirements. If a shareholder realizes a loss on the disposition of Fund shares of at least $2 million in any single taxable year or $4 million in any combination of taxable years (for an individual shareholder); or at least $10 million in any single taxable year or $20 million in any combination of taxable years (for a corporate shareholder), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Shareholders should consult their tax advisers to determine the applicability of this requirement in light of their individual circumstances.

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Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes shares of the other Oppenheimer funds.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

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The Custodian. JPMorgan Chase Bank is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $250,000 are not protected by the federal deposit insurance corporation ("FDIC").

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Independent Registered Public Accounting Firm.  KPMG LLP serves as the independent registered public accounting firm for the Fund. KPMG LLP audits the Fund's financial statements and performs other related audit and tax services.  KPMG LLP also acts as the independent registered public accounting firm for the Manager and certain other funds advised by the Manager and its affiliates. Audit and non-audit services provided by KPMG LLP to the Fund must be pre-approved by the Audit Committee.

Appendix A

OppenheimerFunds Special Sales Charge Arrangements and Waivers

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In certain cases, the initial sales charge that applies to purchases of Class A shares of the Oppenheimer funds or the contingent deferred sales charge ("CDSC") that may apply to Class A, Class B, Class C or Class N shares may be waived. That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors. Not all waivers apply to all funds.

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For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:

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  plans created or qualified under Sections 401(a) or 401(k) of the Internal Revenue Code,
  non-qualified deferred compensation plans,
  employee benefit plans,1
  Group Retirement Plans,2
  403(b)(7) custodial plan accounts, and
  Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

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The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

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There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A CDSC if redeemed within 18 months (24 months in the case of shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals shares purchased prior to 10/22/07) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A CDSC, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent Deferred Sales Charge."3 This waiver provision applies to:

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  Purchases of Class A shares aggregating $1 million or more ($250,000 or more for certain Funds).

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  Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
  Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
  through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
  Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
  The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as "Applicable Investments"). The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $5 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
  The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $5 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
  The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date of the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).

II. Waivers of Class A Sales Charges of Oppenheimer Funds

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases):

  The Manager or its affiliates.
  Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents in law, brothers and sisters, sons  and daughters in law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
  Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
  Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
  Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
  Dealers, brokers, banks or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
  Investment advisers and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
  "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
  Clients of investment advisers or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
  Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
  Accounts for which Oppenheimer Capital (or its successor) is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
  A unit investment trust that has entered into an appropriate agreement with the Distributor.
  Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
  Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
  Effective October 1, 2005, taxable accounts established with the proceeds of Required Minimum Distributions from Retirement Plans.
  Purchases of Class A shares by former shareholders of Atlas Strategic Income Fund in any Oppenheimer fund into which shareholders of Oppenheimer Global Strategic Income Fund may exchange.

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  Purchases of Class A shares by former shareholders of Oppenheimer Total Return Fund Periodic Investment Plan in any Oppenheimer fund into which shareholders of Oppenheimer Equity Fund, Inc. may exchange.

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B. Waivers of the Class A Initial and Contingent Deferred Sales Charges in Certain Transactions.

      1. Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

  Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
  Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
  Shares purchased by certain Retirement Plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.
  Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.
  Shares purchased in amounts of less than $5.

      2. Class A shares issued and purchased in the following transactions are not subject to sales charges (a dealer concession at the annual rate of 0.25% is paid by the Distributor on purchases made within the first 6 months of plan establishment):

  Retirement Plans that have $5 million or more in plan assets.
  Retirement Plans with a single plan sponsor that have $5 million or more in aggregate assets invested in Oppenheimer funds.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A CDSC is also waived if shares that would otherwise be subject to the CDSC are redeemed in the following cases:

  To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
  Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
  For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:

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  Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
  To return excess contributions.
  To return contributions made due to a mistake of fact.
  Hardship withdrawals, as defined in the plan.4
  Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
  To meet the minimum distribution requirements of the Internal Revenue Code.
  To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
  For loans to participants or beneficiaries.
  Separation from service.5
  Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.
  Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.

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  For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
  For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.
  For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.
  At the sole discretion of the Distributor, the CDSC may be waived for redemptions of shares requested by the shareholder of record within 60 days following the termination by the Distributor of the selling agreement between the Distributor and the shareholder of record's broker-dealer of record for the account.

III. Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds

The Class B, Class C and Class N CDSCs will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N CDSCs will be waived for redemptions of shares in the following cases:

  Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the applicable Prospectus.
  Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
  The CDSCs are generally not waived following the death or disability of a grantor or trustee for a trust account. The CDSCs will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability (as defined in the Internal Revenue Code).
  Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
  At the sole discretion of the Distributor, the CDSC may be waived for redemptions of shares requested by the shareholder of record within 60 days following the termination by the Distributor of the selling agreement between the Distributor and the shareholder of record's broker-dealer of record for the account.
  Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
  Redemptions of Class B shares by a Retirement Plan that is either created or qualified under Section 401(a) or 401(k) (excluding owner-only 401(k) plans) of the Internal Revenue Code or that is a non-qualified deferred compensation plan, either (1) purchased after June 30, 2008, or (2) beginning on July 1, 2011, held longer than three years.
  Redemptions by owner-only 401(k) plans of Class B shares purchased after June 30, 2008.
  Redemptions of Class C shares of an Oppenheimer fund in amounts of $1 million or more requested in writing by a Retirement Plan sponsor and submitted more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested to purchase Class N shares of one or more Oppenheimer funds.

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  Distributions6 from Retirement Plans or other employee benefit plans for any of the following purposes:

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  Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
  To return excess contributions made to a participant's account.
  To return contributions made due to a mistake of fact.
  To make hardship withdrawals, as defined in the plan.4
  To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
  To meet the minimum distribution requirements of the Internal Revenue Code.
  To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
  For loans to participants or beneficiaries.7
  On account of the participant's separation from service.8
  Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
  Distributions made on account of a plan termination or "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
  For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59½, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
  For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.

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  Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B.Waivers for Shares Sold or Issued in Certain Transactions.

The CDSC is also waived on Class B, Class C and Class N shares sold or issued in the following cases:

  Shares sold to the Manager or its affiliates.
  Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
  Shares issued in plans of reorganization to which the Fund is a party.
  Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

IV. Special Sales Charge Arrangements for Former Shareholders of Quest for Value Funds

For shareholders of the Quest for Value Funds who acquired shares prior to November 24, 1995 and still hold those shares (or shares of an Oppenheimer fund into which any Quest for Value Fund was reorganized), any initial and contingent deferred sales charges will be waived if requested by the shareholder.

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V. Special Sales Charge Arrangements for Former Shareholders of Connecticut Mutual Investment Accounts, Inc.

For shareholders of the Connecticut Mutual Investment Accounts who acquired shares prior to March 1, 1996 and still hold those shares (or shares of an Oppenheimer fund into which any Connecticut Mutual Investment Account was reorganized), any initial and contingent deferred sales charges will be waived if requested by the shareholder.

VI. Special Sales Charge Arrangements for Former Shareholders of Advance America Funds, Inc.

For shareholders of the Advanced America Funds who acquired shares prior to October 18, 1991 and still hold those shares (or shares of an Oppenheimer fund into which any Advanced American Fund was reorganized), any initial and contingent deferred sales charges will be waived if requested by the shareholder.

Footnotes to Appendix A:

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1. An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.

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2. The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.

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3. However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.

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4. This provision does not apply to IRAs.

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5. This provision only applies to qualified retirement plans and 403(b)(7) custodial plans after your separation from service in or after the year you reached age 55.

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6. The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.

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7. This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.

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8. This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

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Appendix B

Ratings Definitions

Below are summaries of the rating definitions used by the nationally recognized statistical rating organizations ("NRSROs") listed below. Those ratings represent the opinion of the NRSRO as to the credit quality of issues that they rate. The summaries below are based upon publicly available information provided by the NRSROs.

Moody's Investors Service, Inc. ("Moody's")

LONG-TERM RATINGS: BONDS AND PREFERRED STOCK ISSUER RATINGS

Aaa: Bonds and preferred stock rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than that of "Aaa" securities.

A: Bonds and preferred stock rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock rated "Baa" are considered medium-grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds and preferred stock rated "Ba" are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock rated "C" are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category. Advanced refunded issues that are secured by certain assets are identified with a # symbol.

PRIME RATING SYSTEM (SHORT-TERM RATINGS – TAXABLE DEBT)

These ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.

Standard & Poor's Ratings Services ("Standard & Poor's"), a division of The McGraw-Hill Companies, Inc.

LONG-TERM ISSUE CREDIT RATINGS
Issue credit ratings are based in varying degrees, on the following considerations:

  Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
  Nature of and provisions of the obligation; and
  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

C: Subordinated debt or preferred stock obligations rated "C" are currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

c: The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r: The "r" highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", and "BBB", commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general

SHORT-TERM ISSUE CREDIT RATINGS

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.

A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NOTES:
A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

  Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
  Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.
International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

INTERNATIONAL LONG-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings.

Investment-Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, and C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment-grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Global Strategic Income Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Global Strategic Income Fund, including the statement of investments, as of September 30, 2010, the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Oppenheimer Global Strategic Income Fund for the years ended prior to October 1, 2008 were audited by other auditors whose report dated November 18, 2008 expressed an unqualified opinion on those financial highlights.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Strategic Income Fund as of September 30, 2010, the results of its operations and cash flows for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.
/s/ KPMG llp
Denver, Colorado
November 17, 2010

STATEMENT OF INVESTMENTS September 30, 2010

	Principal
	Amount	Value

Asset-Backed Securities—4.2%
Ally Auto Receivables Trust 2010-2, Automobile Receivables Nts., Series 2010-2, Cl. A4, 2.09%, 5/15/15	$1,720,000	$1,764,839
AmeriCredit Prime Automobile Receivables Trust 2007-1, Automobile Receivable Nts., Series 2007-1, Cl. D, 5.62%, 9/8/14	3,495,000	3,509,551
AmeriCredit Prime Automobile Receivables Trust 2010-1, Automobile Receivable Nts., Series 2010-1, Cl. A2, 0.97%, 1/15/13	818,345	818,868
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates, Series 2004-W8, Cl. A2, 1.216%, 5/25/34[1]	4,647,879	4,201,564
Argent Securities Trust 2006-M3, Asset-Backed Pass-Through Certificates, Series 2006-M3, Cl. A2B, 0.356%, 9/25/36[1]	1,611,397	632,672
Bank of America Auto Trust 2010-2, Automobile Receivables, Series 2010-2, Cl. A4, 1.94%, 6/15/17	1,060,000	1,085,009
Bank of America Credit Card Trust, Credit Card Asset-Backed Certificates:
Series 2006-A16, Cl. A16, 4.72%, 5/15/13	2,580,000	2,603,085
Series 2010-A1, Cl. A1, 0.557%, 9/15/15[1]	2,040,000	2,041,173
BMW Vehicle Owner Trust 2010-A, Asset-Backed Nts., Series 2010-A, Cl. A3, 1.39%, 4/25/14	1,530,000	1,549,435
Capital Auto Receivables Asset Trust 2007-1, Automobile Asset-Backed Securities, Series 2007-1, Cl. B, 5.15%, 9/17/12	693,000	723,291
Capital One Auto Finance Trust, Automobile Receivables, Series 2006-C, Cl. A4, 0.287%, 5/15/13[1]	1,972,254	1,960,563
Capital One Multi-asset Execution Trust, Credit Card Asset-Backed Certificates, Series 2008-A5, Cl. A5, 4.85%, 2/18/14	2,495,000	2,553,387
CarMax Auto Owner Trust 2010-2, Asset-Backed Certificates, Series 2010-2, Cl. A3, 1.41%, 2/16/15	3,300,000	3,335,888
Chase Funding Trust 2003-2, Mtg. Loan Asset-Backed Certificates, Series 2003-2, Cl. 2A2, 0.816%, 2/25/33[1]	24,676	21,549
CIT Equipment Collateral, Asset-Backed Certificates, Series 2009-VT1, Cl. A2, 2.20%, 10/15/10[2]	296,094	296,248
Citibank Omni Master Trust, Credit Card Receivables, Series 2009-A12, Cl. A12, 3.35%, 8/15/16[2,3]	225,000,000	231,627,960
Citigroup Mortgage Loan Trust, Inc. 2006-WFH3, Asset-Backed Pass-Through Certificates, Series 2006-WFH3, Cl. A2, 0.356%, 10/25/36[1]	375,528	374,272
CNH Equipment Trust, Asset-Backed Certificates:
Series 2009-B, Cl. A3, 2.97%, 3/15/13	1,359,243	1,369,255
Series 2010-A, Cl. A2, 0.81%, 3/25/15	2,550,000	2,553,824
Countrywide Home Loans, Asset-Backed Certificates:
Series 2005-16, Cl. 2AF2, 5.382%, 5/1/36[1]	1,805,632	1,460,235
Series 2005-17, Cl. 1AF2, 5.363%, 5/1/36[1]	847,373	685,451
CWABS Asset-Backed Certificates Trust 2006-25, Asset-Backed Certificates, Series 2006-25, Cl. 2A2, 0.376%, 6/25/47[1]	4,184,000	3,666,155

	Principal
	Amount	Value

Asset-Backed Securities Continued
CWHEQ Revolving Home Equity Loan Trust, Asset-Backed Certificates:
Series 2005-G, Cl. 2A, 0.487%, 12/15/35[1]	$525,143	$212,633
Series 2006-H, Cl. 2A1A, 0.407%, 11/15/36[1]	194,052	62,444
Discover Card Master Trust, Credit Card Receivables:
Series 2008-A3, Cl. A3, 5.10%, 10/15/13	2,520,000	2,583,708
Series 2009-A1, Cl. A1, 1.557%, 12/15/14[1]	2,035,000	2,068,767
DLJ Ltd., Collateralized Bond Obligations, Series 1A, Cl. C2, 11.96%, 4/15/11[4,5,6]	15,000,000	150
DVI Receivables Corp., Equipment Asset-Backed Certificates, Series 2001-2, Cl. C, 4.405%, 11/11/10[4,6]	3,083,887	31
Embarcadero Aircraft Securitization Trust, Airplane Receivable Nts., Series 2000-A, Cl. B, 8/15/25[4,5,6]	2,730,094	—
First Franklin Mortgage Loan Trust 2006-FF10, Mtg. Pass-Through Certificates, Series 2006-FF10, Cl. A3, 0.346%, 7/25/36[1]	1,206,603	1,172,010
First Franklin Mortgage Loan Trust 2006-FF9, Mtg. Pass-Through Certificates, Series 2006-FF9, Cl. 2A2, 0.366%, 7/7/36[1]	482,494	452,808
First Franklin Mortgage Loan Trust 2006-FFA, Mtg. Pass-Through Certificates, Series 2006-FFA, Cl. A3, 0.376%, 9/25/36[1]	2,238,334	361,121
Ford Credit Auto Lease Trust, Automobile Receivable Nts., Series 2010-A, Cl. A, 1.04%, 3/15/13[2]	1,700,772	1,704,211
Ford Credit Auto Owner Trust, Automobile Receivable Nts.:
Series 2009-B, Cl. A2, 2.10%, 11/15/11	142,324	142,427
Series 2010-A, Cl. A4, 2.15%, 6/15/15	2,940,000	3,030,345
Ford Credit Floorplan Master Owner Trust 2010-3, Asset-Backed Nts., Series 2010-3, Cl. A1, 4.20%, 2/15/17[2,3]	30,000,000	32,628,819
GE Capital Credit Card Master Note Trust, Asset-Backed Nts., Series 2009-2, Cl. A, 3.69%, 7/15/15	2,050,000	2,150,685
GE Equipment Midticket LLC, Asset-Backed Certificates, Series 2010-1, Cl. A2, 0.61%, 1/14/13[5]	3,155,000	3,155,000
Goldman Sachs Asset Management CBO Ltd., Sub. Collateralized Bond Obligations, Series 1A, Cl. D, 6/13/11[4,5,6]	8,642,021	—
Green Tree Financial Corp., Manufactured Housing Contract Sr. Sub. Pass-Through Certificates, Series 1997-5, Cl. M1, 6.95%, 5/15/29	5,000,000	4,785,313
Greenpoint Credit Manufactured Housing Contract Trust, Pass-Through Certificates, Series 2000-3, Cl. IM1, 9.01%, 6/1/31	2,222,568	437,063
Home Equity Mortgage Trust 2005-1, Mtg. Pass-Through Certificates, Series 2005-1, Cl. M6, 5.863%, 6/1/35	2,774,000	1,071,398
Honda Auto Receivables 2010-2 Owner Trust, Automobile Receivable Nts., Series 2010-2, Cl. A3, 1.34%, 5/20/13	2,260,000	2,283,752
HSBC Home Equity Loan Trust 2005-3, Closed-End Home Equity Loan Asset-Backed Certificates, Series 2005-3, Cl. A1, 0.517%, 1/20/35[1]	1,286,550	1,234,887

	Principal
	Amount	Value

Asset-Backed Securities Continued
HSBC Home Equity Loan Trust 2006-4, Closed-End Home Equity Loan Asset-Backed Certificates, Series 2006-4, Cl. A2V, 0.367%, 3/20/36[1]	$792,156	$788,240
Hyundai Auto Receivables Trust 2010-A, Automobile Receivable Nts., Series 2010-A, Cl. A3, 1.50%, 10/15/14	1,125,000	1,140,489
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts.:
Series 2007-1A, Cl. B, 2.294%, 8/15/22[1,5]	21,000,000	10,710,000
Series 2007-1A, Cl. C, 3.594%, 8/15/22[1,5]	17,780,000	8,356,600
Series 2007-1A, Cl. D, 5.594%, 8/15/22[1,5]	17,780,000	8,001,000
Madison Avenue CDO Ltd., Collateralized Debt Obligations, Series 2A, Cl. C1, 5.25%, 3/24/14[1,5]	4,247,713	84,954
Mastr Asset-Backed Securities Trust 2006-WMC3, Mtg. Pass-Through Certificates, Series 2006-WMC3, Cl. A3, 0.356%, 8/25/36[1]	5,584,849	2,070,658
Merrill Auto Trust Securitization 2007-1, Asset-Backed Nts., Series 2007-1, Cl. A4, 0.317%, 12/15/13[1]	3,774,455	3,761,695
NC Finance Trust, Collateralized Mtg. Obligation Pass-Through Certificates, Series 1999-I, Cl. ECFD, 1/25/29[4,5]	4,475,119	190,193
Nissan Auto Lease Trust, Automobile Receivable Nts., Series 2010-A, Cl. A3, 1.39%, 1/15/16	2,225,000	2,240,352
Popular ABS Mortgage Pass-Through Trust 2005-6, Mtg. Pass-Through Certificates, Series 2005-6, Cl. A3, 5.68%, 1/25/36[1]	1,151,090	1,031,579
RASC Series 2006-KS7 Trust, Home Equity Mtg. Asset-Backed Pass-Through Certificates, Series 2006-KS7, Cl. A2, 0.356%, 9/25/36[1]	1,341,035	1,330,931
Securitized Asset-Backed Receivables LLC Trust 2007-BR2, Asset-Backed Securities, Series 2007-BR2, Cl. A2, 0.486%, 2/25/37[1]	1,557,316	743,972
SLM Student Loan Trust, Student Loan Receivables, Series 2005-B, Cl. B, 0.692%, 6/15/39[1]	6,586,000	2,835,295
SSB RV Trust 2001-1, Recreational Vehicles Mtg. Obligations, Series 2001-1, Cl. B, 6.64%, 4/1/18	514,702	517,756
Terwin Mortgage Trust, Home Equity Asset-Backed Securities, Series 2006-4SL, Cl. A1, 4.50%, 5/1/37[2]	493,380	139,432
Toyota Auto Receivable Owner Trust 2010-B, Automobile Receivable Nts., Series 2010-B, Cl. A2, 0.74%, 7/16/12	2,535,000	2,540,074
Volvo Financial Equipment LLC, Asset-Backed Certificates, Series 2010-1A, Cl. A3, 1.56%, 6/17/13[2]	1,130,000	1,137,067
Wachovia Auto Owner Trust 2007-A, Automobile Receivable Nts., Series 2007-A, Cl. A4, 5.49%, 4/22/13	2,026,457	2,078,552
World Financial Network Credit Card Master Note Trust, Credit Card Receivables, Series 2009-A, Cl. A, 4.60%, 9/15/15	2,060,000	2,132,560

Total Asset-Backed Securities (Cost $438,435,554)		380,203,245

	Principal
	Amount	Value

Mortgage-Backed Obligations—13.6%
Government Agency—5.7%
FHLMC/FNMA/FHLB/Sponsored—5.0%
Federal Home Loan Mortgage Corp.:
5%, 8/15/33-12/15/34	$6,023,267	$6,383,138
5.50%, 9/1/39	7,243,275	7,688,604
6%, 1/15/19-7/15/24	6,354,040	6,913,461
6.50%, 4/15/18-6/15/35	5,016,908	5,509,297
7%, 8/15/21-10/1/31	4,022,035	4,558,926
7.50%, 2/15/32-4/25/36	4,885,326	5,568,850
8.50%, 8/15/31	287,575	335,128
10%, 5/15/20	130,505	150,609
10.50%, 6/14/20	106,664	124,769
11.50%, 11/14/16	25,231	25,766
12%, 7/15/15-6/15/17	146,452	150,779
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1360, Cl. PZ, 7.50%, 9/15/22	4,693,729	5,500,463
Series 151, Cl. F, 9%, 5/15/21	9,870	12,038
Series 1590, Cl. IA, 1.363%, 10/15/23[1]	4,204,864	4,258,095
Series 1674, Cl. Z, 6.75%, 2/15/24	217,283	251,987
Series 2006-11, Cl. PS, 23.627%, 3/25/36[1]	2,225,516	3,349,443
Series 2034, Cl. Z, 6.50%, 2/15/28	39,318	44,449
Series 2042, Cl. N, 6.50%, 3/15/28	51,237	57,922
Series 2043, Cl. ZP, 6.50%, 4/15/28	3,351,881	3,504,127
Series 2053, Cl. Z, 6.50%, 4/15/28	35,991	40,687
Series 2116, Cl. ZA, 6%, 1/15/29	2,662,730	2,896,999
Series 2122, Cl. F, 0.707%, 2/15/29[1]	113,127	113,447
Series 2279, Cl. PK, 6.50%, 1/15/31	62,466	68,091
Series 2326, Cl. ZP, 6.50%, 6/15/31	592,945	670,352
Series 2344, Cl. FP, 1.207%, 8/15/31[1]	1,475,433	1,498,104
Series 2368, Cl. PR, 6.50%, 10/15/31	91,784	100,240
Series 2368, Cl. TG, 6%, 10/15/16	591,092	637,337
Series 2401, Cl. FA, 0.907%, 7/15/29[1]	203,990	205,844
Series 2412, Cl. GF, 1.207%, 2/15/32[1]	2,903,909	2,951,140
Series 2427, Cl. ZM, 6.50%, 3/15/32	2,764,288	3,124,208
Series 2451, Cl. FD, 1.257%, 3/15/32[1]	1,058,594	1,076,945
Series 2453, Cl. BD, 6%, 5/15/17	140,881	153,053
Series 2461, Cl. PZ, 6.50%, 6/15/32	403,300	448,959
Series 2464, Cl. FI, 1.257%, 2/15/32[1]	1,104,080	1,120,866
Series 2470, Cl. AF, 1.257%, 3/15/32[1]	1,707,946	1,745,568
Series 2470, Cl. LF, 1.257%, 2/15/32[1]	1,129,165	1,148,978
Series 2471, Cl. FD, 1.257%, 3/15/32[1]	1,879,720	1,911,405
Series 2475, Cl. FB, 1.257%, 2/15/32[1]	1,546,462	1,574,851
Series 2500, Cl. FD, 0.757%, 3/15/32[1]	403,621	405,772
Series 2517, Cl. GF, 1.257%, 2/15/32[1]	933,618	949,901
Series 2526, Cl. FE, 0.657%, 6/15/29[1]	496,795	498,402
Series 2551, Cl. FD, 0.657%, 1/15/33[1]	349,007	350,170
Series 2551, Cl. LF, 0.757%, 1/15/33[1]	176,372	177,200

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Continued
Series 2676, Cl. KY, 5%, 9/15/23	$2,635,000	$2,931,090
Series 2676, Cl. TF, 0.857%, 1/15/32[1]	2,626,757	2,630,396
Series 2750, Cl. XG, 5%, 2/1/34	740,000	809,512
Series 2754, Cl. PE, 5%, 2/15/34	5,000,000	5,475,878
Series 2890, Cl. PE, 5%, 11/1/34	750,000	821,254
Series 2907, Cl. GC, 5%, 6/1/27	1,499,682	1,537,582
Series 2915, Cl. GA, 4.50%, 12/1/21	2,521,120	2,582,902
Series 2929, Cl. PC, 5%, 1/1/28	1,296,662	1,322,325
Series 2936, Cl. PE, 5%, 2/1/35	2,807,000	3,077,428
Series 2947, Cl. HE, 5%, 3/1/35	4,260,000	4,668,348
Series 2952, Cl. GJ, 4.50%, 12/1/28	1,596,841	1,616,982
Series 3025, Cl. SJ, 23.806%, 8/15/35[1]	2,205,289	3,272,596
Series 3057, Cl. LG, 5%, 10/15/35	5,000,000	5,478,376
Series 3094, Cl. HS, 23.44%, 6/15/34[1]	1,254,672	1,754,267
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 9.454%, 4/1/27[7]	647,570	153,454
Series 192, Cl. IO, 8.228%, 2/1/28[7]	290,485	49,903
Series 2035, Cl. PE, 0%, 3/15/28[7,8]	75,206	16,289
Series 2049, Cl. PL, 19.483%, 4/15/28[7]	459,707	95,171
Series 205, Cl. IO, 6.423%, 9/1/29[7]	1,485,620	322,306
Series 206, Cl. IO, 0%, 12/1/29[7,8]	480,044	127,966
Series 207, Cl. IO, 0%, 4/1/30[7,8]	528,429	109,981
Series 2074, Cl. S, 54.041%, 7/17/28[7]	377,961	75,341
Series 2079, Cl. S, 65.903%, 7/17/28[7]	626,799	136,767
Series 214, Cl. IO, 0%, 6/1/31[7,8]	509,813	90,039
Series 2177, Cl. SB, 99.999%, 8/15/29[7]	391,759	97,642
Series 224, Cl. IO, 0%, 3/1/33[7,8]	2,597,208	448,055
Series 243, Cl. 6, 2.857%, 12/15/32[7]	1,742,074	361,906
Series 2526, Cl. SE, 37.061%, 6/15/29[7]	897,710	167,581
Series 2802, Cl. AS, 98.368%, 4/15/33[7]	2,017,407	168,921
Series 2819, Cl. S, 47.814%, 6/15/34[7]	8,542,055	1,644,246
Series 2920, Cl. S, 66.595%, 1/15/35[7]	4,962,196	747,431
Series 3000, Cl. SE, 97.992%, 7/15/25[7]	5,775,729	828,869
Series 3004, Cl. SB, 8.906%, 7/15/35[7]	9,473,351	1,431,195
Series 3110, Cl. SL, 35.026%, 2/15/26[7]	1,933,574	259,044
Federal National Mortgage Assn.:
4.50%, 10/1/25-10/1/40[9]	20,107,000	21,069,506
5%, 11/25/21-12/25/21	159,772	169,892
5%, 10/1/25-10/1/40[9]	14,843,000	15,675,076
5.285%, 10/1/36	15,614,201	16,316,298
5.50%, 1/25/22-8/25/22	1,480,395	1,599,076
5.50%, 10/1/25-10/1/40[9]	45,432,000	48,365,226
6%, 6/25/17-4/1/35	33,048,633	36,079,699
6%, 10/1/25[9]	16,577,000	17,886,981
6.50%, 4/25/18-1/1/34	15,233,622	16,853,942
7%, 11/1/17-9/25/34	15,451,926	17,436,015

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn.: Continued
7%, 4/1/34[10]	$7,070,941	$8,022,033
7.50%, 2/25/27-3/25/33	9,031,953	10,305,988
8.50%, 7/1/32	38,080	43,050
9.50%, 4/25/20-4/8/21	66,711	77,096
11%, 11/8/15-2/25/26	232,931	278,607
13%, 6/25/15	47,339	56,120
15%, 5/9/13	59,008	65,004
Federal National Mortgage Assn. Grantor Trust:
Interest-Only Stripped Mtg.-Backed Security, Trust 2001-T10, Cl. IO, 40.234%, 12/25/41[7]	105,993,830	1,307,180
Interest-Only Stripped Mtg.-Backed Security, Trust 2001-T3, Cl. IO, 38.34%, 11/25/40[7]	12,118,846	209,271
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Trust 1996-35, Cl. Z, 7%, 7/25/26	219,973	249,407
Trust 1997-45, Cl. CD, 8%, 7/18/27	1,333,081	1,590,886
Trust 1998-58, Cl. PC, 6.50%, 10/25/28	1,386,043	1,542,110
Trust 1999-14, Cl. MB, 6.50%, 4/25/29	61,405	69,357
Trust 1999-54, Cl. LH, 6.50%, 11/25/29	2,525,531	2,796,065
Trust 2001-19, Cl. Z, 6%, 5/1/31	1,390,873	1,516,932
Trust 2001-44, Cl. QC, 6%, 9/25/16	295,163	321,108
Trust 2001-51, Cl. OD, 6.50%, 10/25/31	367,889	415,511
Trust 2001-65, Cl. F, 0.856%, 11/25/31[1]	2,305,521	2,317,543
Trust 2001-69, Cl. PF, 1.256%, 12/25/31[1]	2,556,103	2,608,629
Trust 2001-80, Cl. ZB, 6%, 1/25/32	2,826,034	3,124,062
Trust 2002-12, Cl. PG, 6%, 3/25/17	1,676,833	1,831,816
Trust 2002-19, Cl. PE, 6%, 4/25/17	890,405	967,774
Trust 2002-21, Cl. PE, 6.50%, 4/25/32	2,723,202	3,015,695
Trust 2002-29, Cl. F, 1.256%, 4/25/32[1]	1,272,096	1,298,684
Trust 2002-60, Cl. FH, 1.256%, 8/25/32[1]	2,450,656	2,495,225
Trust 2002-64, Cl. FJ, 1.256%, 4/25/32[1]	390,989	399,161
Trust 2002-68, Cl. FH, 0.757%, 10/18/32[1]	811,962	816,519
Trust 2002-81, Cl. FM, 0.756%, 12/25/32[1]	1,437,724	1,446,681
Trust 2002-84, Cl. FB, 1.256%, 12/25/32[1]	238,806	243,809
Trust 2002-9, Cl. PC, 6%, 3/25/17	1,903,254	2,078,311
Trust 2003-11, Cl. FA, 1.256%, 9/25/32[1]	325,878	332,705
Trust 2003-116, Cl. FA, 0.656%, 11/25/33[1]	530,787	532,357
Trust 2003-28, Cl. KG, 5.50%, 4/25/23	5,556,000	6,376,975
Trust 2003-3, Cl. FM, 0.756%, 4/25/33[1]	1,769,857	1,778,994
Trust 2004-101, Cl. BG, 5%, 1/25/20	5,983,000	6,552,112
Trust 2004-9, Cl. AB, 4%, 7/1/17	3,505,614	3,604,907
Trust 2004-W9, Cl. 2A2, 7%, 2/25/44	1,434,557	1,666,186
Trust 2005-100, Cl. BQ, 5.50%, 11/25/25	3,910,000	4,461,800
Trust 2005-12, Cl. JC, 5%, 6/1/28	2,659,013	2,736,269
Trust 2005-22, Cl. EC, 5%, 10/1/28	1,833,966	1,888,198
Trust 2005-25, Cl. PS, 27.033%, 4/25/35[1]	825,878	1,197,642
Trust 2005-30, Cl. CU, 5%, 4/1/29	1,311,248	1,354,608
Trust 2005-31, Cl. PB, 5.50%, 4/25/35	2,865,000	3,249,212

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Continued
Trust 2005-69, Cl. LE, 5.50%, 11/1/33	$5,350,819	$5,652,610
Trust 2005-71, Cl. DB, 4.50%, 8/25/25	3,700,000	4,102,692
Trust 2006-46, Cl. SW, 23.26%, 6/25/36[1]	3,274,229	4,853,199
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-61, Cl. SH, 43.153%, 11/18/31[7]	2,616,935	542,411
Trust 2001-63, Cl. SD, 19.304%, 12/18/31[7]	70,033	14,485
Trust 2001-68, Cl. SC, 14.206%, 11/25/31[7]	48,542	10,439
Trust 2001-81, Cl. S, 33.906%, 1/25/32[7]	661,910	124,678
Trust 2002-28, Cl. SA, 35.138%, 4/25/32[7]	471,455	82,341
Trust 2002-38, Cl. SO, 51.697%, 4/25/32[7]	444,817	75,766
Trust 2002-39, Cl. SD, 38.564%, 3/18/32[7]	692,067	130,298
Trust 2002-48, Cl. S, 32.101%, 7/25/32[7]	743,611	123,722
Trust 2002-52, Cl. SL, 32.96%, 9/25/32[7]	449,449	90,352
Trust 2002-53, Cl. SK, 36.965%, 4/25/32[7]	431,403	87,747
Trust 2002-56, Cl. SN, 34.566%, 7/25/32[7]	1,019,827	169,651
Trust 2002-65, Cl. SC, 67.671%, 6/25/26[7]	1,390,040	274,790
Trust 2002-77, Cl. IS, 44.673%, 12/18/32[7]	757,832	153,432
Trust 2002-77, Cl. SH, 43.10%, 12/18/32[7]	847,078	179,813
Trust 2002-89, Cl. S, 63.556%, 1/25/33[7]	4,655,710	755,462
Trust 2002-9, Cl. MS, 31.35%, 3/25/32[7]	883,753	182,109
Trust 2003-13, Cl. IO, 10.721%, 3/25/33[7]	3,457,719	707,334
Trust 2003-23, Cl. ES, 70.383%, 10/25/22[7]	12,368,368	1,245,935
Trust 2003-26, Cl. DI, 5.229%, 4/25/33[7]	1,935,780	378,784
Trust 2003-26, Cl. IK, 8.503%, 4/25/33[7]	339,240	66,381
Trust 2003-33, Cl. SP, 53.018%, 5/25/33[7]	2,983,949	401,132
Trust 2003-4, Cl. S, 40.117%, 2/25/33[7]	1,526,298	211,093
Trust 2003-46, Cl. IH, 0%, 6/1/33[7,8]	577,934	74,164
Trust 2004-56, Cl. SE, 13.09%, 10/25/33[7]	2,902,652	367,598
Trust 2005-14, Cl. SE, 33.888%, 3/25/35[7]	1,342,784	193,137
Trust 2005-40, Cl. SA, 62.712%, 5/25/35[7]	7,634,260	1,158,966
Trust 2005-40, Cl. SB, 76.426%, 5/25/35[7]	3,535,413	621,041
Trust 2005-71, Cl. SA, 67.626%, 8/25/25[7]	3,820,607	614,291
Trust 2005-87, Cl. SE, 21.889%, 10/25/35[7]	43,759,515	5,189,651
Trust 2005-87, Cl. SG, 32.886%, 10/25/35[7]	1,536,803	213,342
Trust 2006-43, Cl. SJ, 99.999%, 6/25/36[7]	1,109,994	147,976
Trust 2006-51, Cl. SA, 17.106%, 6/25/36[7]	34,947,697	4,271,737
Trust 2006-60, Cl. DI, 34.193%, 4/25/35[7]	2,143,926	260,047
Trust 2006-90, Cl. SX, 95.959%, 9/25/36[7]	7,344,698	1,431,361
Trust 2007-88, Cl. XI, 14.325%, 6/25/37[7]	19,166,077	2,514,844
Trust 221, Cl. 2, 26.797%, 5/1/23[7]	653,313	136,944
Trust 247, Cl. 2, 13.222%, 10/1/23[7]	265,185	57,925
Trust 252, Cl. 2, 17.311%, 11/1/23[7]	77,787	16,695
Trust 254, Cl. 2, 4.341%, 1/1/24[7]	222,399	49,093
Trust 2682, Cl. TQ, 99.999%, 10/15/33[7]	3,060,989	540,431
Trust 2981, Cl. BS, 99.999%, 5/15/35[7]	5,435,420	934,784
Trust 301, Cl. 2, 16.575%, 4/1/29[7]	968,881	160,222

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Continued
Trust 303, Cl. IO, 22.51%, 11/1/29[7]	$586,707	$139,507
Trust 313, Cl. 2, 14.415%, 6/1/31[7]	8,658,934	1,649,857
Trust 319, Cl. 2, 13.852%, 2/1/32[7]	657,569	122,476
Trust 321, Cl. 2, 1.737%, 4/1/32[7]	4,209,515	785,730
Trust 324, Cl. 2, 0%, 7/1/32[7,8]	1,858,177	332,205
Trust 328, Cl. 2, 25.133%, 12/1/32[7]	6,376,813	1,176,951
Trust 331, Cl. 5, 0%, 2/1/33[7,8]	3,630,089	690,629
Trust 332, Cl. 2, 0%, 3/1/33[7,8]	10,594,998	1,893,112
Trust 334, Cl. 10, 0%, 2/1/33[7,8]	3,013,878	610,673
Trust 334, Cl. 12, 0%, 2/1/33[7,8]	4,591,066	756,742
Trust 338, Cl. 2, 0%, 7/1/33[7,8]	11,761,920	1,903,983
Trust 339, Cl. 7, 0%, 7/1/33[7,8]	10,798,412	1,775,216
Trust 345, Cl. 9, 0%, 1/1/34[7,8]	4,267,799	698,684
Trust 351, Cl. 10, 0%, 4/1/34[7,8]	1,251,652	200,312
Trust 351, Cl. 8, 0%, 4/1/34[7,8]	2,058,090	337,410
Trust 356, Cl. 10, 0%, 6/1/35[7,8]	1,736,834	276,432
Trust 356, Cl. 12, 29.783%, 2/1/35[7]	862,047	142,633
Trust 362, Cl. 13, 2.67%, 8/1/35[7]	110,739	17,640
Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 1992-2, Cl. IO, 19.706%, 9/15/22[7]	10,161,576	279,052
Series 1995-2B, Cl. 2IO, 13.013%, 6/15/25[7]	698,883	15,063
Series 1995-3, Cl. 1IO, 13.179%, 9/15/25[7]	23,453,999	156,138

		455,792,073

GNMA/Guaranteed—0.7%
Government National Mortgage Assn.:
3.625%, 7/1/27[1]	6,219	6,432
4.50%, 10/1/40[9]	36,885,000	38,809,954
7%, 1/29/28-2/8/30	1,461,609	1,667,829
8%, 1/29/28-9/29/28	634,959	747,462
11%, 11/8/19	11,024	12,321
12%, 12/9/13-9/1/15	20,253	22,351
12.50%, 12/29/13-11/29/15	455,535	485,222
13%, 10/30/15	657,518	735,569
13.50%, 6/30/15	983,673	1,092,773
Government National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Series 1999-32, Cl. ZB, 8%, 9/16/29	5,993,517	7,118,415
Series 2000-12,Cl. ZA, 8%, 2/16/30	3,136,796	3,725,408
Series 2000-7, Cl. Z, 8%, 1/16/30	2,869,367	3,407,662
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 1998-19, Cl. SB, 53.867%, 7/16/28[7]	1,294,991	287,123
Series 1998-6, Cl. SA, 72.02%, 3/16/28[7]	794,671	160,329
Series 2006-47, Cl. SA, 59.434%, 8/16/36[7]	6,258,014	1,143,526

		59,422,376

	Principal
	Amount	Value

Non-Agency—7.9%
Commercial—3.4%
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates:
Series 2007-1, Cl. AMFX, 5.482%, 1/1/49	$10,440,000	$9,679,878
Series 2008-1, Cl. A4, 6.339%, 12/1/17[1]	9,860,000	10,828,250
Series 2008-1, Cl. AM, 6.382%, 2/10/51[1]	8,165,000	7,864,196
Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17, Commercial Mtg. Pass-Through Certificates, Series 2007-PWR17, Cl. AM, 5.915%, 6/1/50	10,105,000	9,431,479
Bear Stearns Commercial Mortgage Securities Trust 2007-PWR18, Commercial Mtg. Pass-Through Certificates, Series 2007-PWR18, Cl. AM, 6.084%, 6/13/50	2,657,000	2,433,308
Capital Lease Funding Securitization LP, Interest-Only Corporate-Backed Pass-Through Certificates, Series 1997-CTL1, 0%, 6/22/24[2,7,8]	2,019,081	93,572
CHL Mortgage Pass-Through Trust 2005-17, Mtg. Pass-Through Certificates, Series 2005-17, Cl. 1A8, 5.50%, 9/1/35	9,580,325	8,467,632
CHL Mortgage Pass-Through Trust 2005-HYB8, Mtg. Pass-Through Certificates, Series 2005-HYB8, Cl. 4A1, 5.329%, 12/20/35[1]	492,704	408,036
Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mtg. Pass-Through Certificates, Series 2008-C7, Cl. AM, 6.294%, 12/1/49[1]	9,095,000	8,595,253
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-CD4, Cl. A4, 5.322%, 12/1/49	3,190,000	3,312,293
Credit Suisse Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-C3, Cl. A4, 5.91%, 6/1/39[1]	4,210,000	4,205,973
Deutsche Alt-A Securities, Inc., Mtg. Pass-Through Certificates, Series 2007-RS1, Cl. A2, 0.756%, 1/27/37[1,5]	3,869,289	1,059,218
Deutsche Alt-B Securities, Inc., Mtg. Pass-Through Certificates, Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36	2,635,332	1,838,978
DLJ Mortgage Acceptance Corp., Commercial Mtg. Obligations, Series 1997-CF2, Cl. B30C, 5.993%, 10/15/30[1,5]	35,660,746	6,062,327
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	2,272,529	1,786,527
First Horizon Mortgage Pass-Through Trust 2007-AR3, Mtg. Pass-Through Certificates, Series 2007-AR3, Cl. 1A1, 6.083%, 11/1/37[1]	11,241,854	9,307,243
GE Capital Commercial Mortgage Corp., Commercial Mtg. Obligations, Series 2004-C3, Cl. A2, 4.433%, 7/10/39	775,418	784,268
GMAC Commercial Mortgage Securities, Inc., Commercial Mtg. Pass-Through Certificates, Series 1998-C1, Cl. F, 7.114%, 5/15/30[1]	2,000,000	1,999,345
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG11, Commercial Mtg. Pass-Through Certificates, Series 2007-GG11, Cl. A4, 5.736%, 8/1/17	19,960,000	20,930,723
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series 2006-GG8, Cl. A4, 5.56%, 11/1/39	9,277,000	9,897,539

	Principal
	Amount	Value

Commercial Continued
Impac CMB Trust Series 2005-4, Collateralized Asset-Backed Bonds, Series 2005-4, Cl. 1A1A, 0.796%, 5/25/35[1]	$3,751,289	$2,807,579
Indymac Index Mortgage Loan Trust 2005-AR31, Mtg. Pass-Through Certificates, Series 2005-AR31, Cl. 2 A2, 4.222%, 1/1/36[1]	704,131	29,848
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates:
Series 2007-LDPX, Cl. A2S, 5.305%, 1/15/49	3,985,000	4,077,357
Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49[5]	5,615,000	5,588,610
Series 2006-LDP9, Cl. A3, 5.336%, 5/1/47	8,660,000	9,022,903
Series 2007-LDPX, Cl. A3, 5.42%, 1/15/49	11,430,000	11,914,290
Series 2007-CB18, Cl. A4, 5.44%, 6/1/47	8,605,000	9,036,030
Series 2007-CB18, Cl. AM, 5.466%, 6/1/47	16,776,000	15,339,714
Series 2008-C2, Cl. A4, 6.068%, 2/1/51	18,630,000	18,951,284
Series 2008-C2, Cl. AM, 6.789%, 2/1/51[1]	13,140,000	8,680,828
JPMorgan Mortgage Trust 2006-A2, Mtg. Pass-Through Certificates, Series 2006-A2, Cl. 3A4, 5.686%, 4/1/36[1]	5,468,136	1,658,669
JPMorgan Mortgage Trust 2006-A7, Mtg. Pass-Through Certificates, Series 2006-A7, Cl. 2A2, 5.765%, 1/1/37[1]	1,547,762	1,273,787
LB-UBS Commercial Mortgage Trust 2008-C1, Commercial Mtg. Pass-Through Certificates, Series 2008-C1, Cl. AM, 6.324%, 4/11/41[1]	6,930,000	6,258,271
Lehman Structured Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2002-GE1, Cl. A, 2.514%, 7/1/24[2]	284,819	227,814
Lehman Structured Securities Corp., Mtg.-Backed Security, 6%, 5/1/29	2,201,355	348,785
Mastr Alternative Loan Trust 2004-6, Mtg. Pass-Through Certificates, Series 2004-6, Cl. 10A1, 6%, 7/25/34	2,741,320	2,726,541
ML-CFC Commercial Mortgage Trust 2006-3, Commercial Mtg. Pass-Through Certificates, Series 2006-3, Cl. AM, 5.465%, 7/12/46	3,602,000	3,494,665
Morgan Stanley Capital I Trust, Commercial Mtg. Pass-Through Certificates:
Series 2006-HQ10, Cl. AM, 5.36%, 11/1/41	15,820,000	15,378,742
Series 2007-IQ16, Cl. A4, 5.809%, 12/1/49	8,890,000	9,429,618
RALI Series 2005-QA4 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2005-QA4, Cl. A32, 3.313%, 4/25/35[1]	341,083	66,219
Residential Asset Securitization Trust 2006-A12, Mtg. Pass-Through Certificates, Series 2006-A12, Cl. 1A, 6.25%, 11/1/36	2,268,033	1,352,488
STARM Mortgage Loan Trust 2007-1, Mtg. Pass-Through Certificates, Series 2007-1, Cl. 2A1, 5.831%, 2/1/37[1]	22,559,925	18,034,420
Wachovia Bank Commercial Mortgage Trust 2007-C33, Commercial Mtg. Pass-Through Certificates, Series 2007-C33, Cl. A4, 6.102%, 2/1/51[1]	15,020,000	15,713,986
Wachovia Bank Commercial Mortgage Trust 2007-C34, Commercial Mtg. Pass-Through Certificates, Series 2007-C34, Cl. AJ, 6.155%, 5/1/46[1]	6,960,000	4,652,546
WaMu Mortgage Pass-Through Certificates 2006-AR15 Trust, Mtg. Pass-Through Certificates, Series 2006-AR15, Cl. 1A, 1.226%, 11/1/46[1]	3,489,478	2,352,274
WaMu Mortgage Pass-Through Certificates 2007-OA3 Trust, Mtg. Pass-Through Certificates, Series 2007-OA3, Cl. 5A, 3.047%, 4/1/47[1]	2,499,420	1,311,758

	Principal
	Amount	Value

Commercial Continued
Wells Fargo Mortgage-Backed Securities 2004-W Trust, Mtg. Pass-Through Certificates, Series 2004-W, Cl. B2, 2.961%, 11/1/34[1]	$2,858,981	$841,583
Wells Fargo Mortgage-Backed Securities 2005-AR1 Trust, Mtg. Pass-Through Certificates, Series 2005-AR1, Cl. 1A1, 2.853%, 2/1/35[1]	11,901,212	10,891,972
Wells Fargo Mortgage-Backed Securities 2006-AR8 Trust, Mtg. Pass-Through Certificates, Series 2006-AR8, Cl. 1A3, 2.935%, 4/25/36[1]	7,693,161	7,338,552

		307,787,171

Manufactured Housing—0.0%
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust, Mtg. Pass-Through Certificates, Series 2006-AR2, Cl. 2A5, 4.577%, 3/25/36[1]	3,699,463	3,161,436

Multifamily—0.1%
Merrill Lynch Mortgage Investors Trust 2005-A2, Mtg. Pass-Through Certificates, Series 2005-A2, Cl. A2, 2.799%, 2/1/35[1]	2,685,929	2,562,190
Wells Fargo Mortgage-Backed Securities 2005-AR15 Trust, Mtg. Pass-Through Certificates, Series 2005-AR15, Cl. 1A2, 5.064%, 9/1/35[1]	2,035,065	1,955,036
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg. Pass-Through Certificates, Series 2006-AR6, Cl. 3A1, 4.917%, 3/25/36[1]	5,706,908	5,140,004

		9,657,230

Other—0.1%
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG9, Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl. A4, 5.444%, 3/1/39	8,605,000	9,086,679

Residential—4.3%
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates, Series 2007-4, Cl. AM, 6.001%, 8/1/17[1]	17,290,000	16,041,207
Bear Stearns ARM Trust 2004-2, Mtg. Pass-Through Certificates, Series 2004-2, Cl. 12A2, 3.018%, 5/1/34[1]	9,836,891	8,925,174
Bear Stearns ARM Trust 2004-9, Mtg. Pass-Through Certificates, Series 2004-9, Cl. 23A1, 4.933%, 11/1/34[1]	3,470,301	3,332,063
Chase Mortgage Finance Trust 2007-A1, Multiclass Mtg. Pass-Through Certificates, Series 2007-A1, Cl. 9A1, 4.234%, 2/1/37[1]	4,635,872	4,710,526
CHL Mortgage Pass-Through Trust 2005-24, Mtg. Pass-Through Certificates, Series 2005-24, Cl. A35, 5.50%, 11/1/35	2,649,394	2,560,409
CHL Mortgage Pass-Through Trust 2005-26, Mtg. Pass-Through Certificates, Series 2005-26, Cl. 1A8, 5.50%, 11/1/35	7,560,763	7,076,005
CHL Mortgage Pass-Through Trust 2005-31, Mtg. Pass-Through Certificates, Series 2005-31, Cl. 2A4, 5.331%, 1/1/36[1]	3,082,760	738,367
CHL Mortgage Pass-Through Trust 2005-J4, Mtg. Pass-Through Certificates, Series 2005-J4, Cl. A7, 5.50%, 11/1/35	5,551,000	4,519,982
CHL Mortgage Pass-Through Trust 2006-6, Mtg. Pass-Through Certificates, Series 2006-6, Cl. A3, 6%, 4/1/36	2,350,783	2,148,284

	Principal
	Amount	Value

Residential Continued
CHL Mortgage Pass-Through Trust 2007-HY3, Mtg. Pass-Through Certificates, Series 2007-HY3, Cl. 1A1, 3.84%, 6/1/47[1]	$6,146,402	$4,123,185
CHL Mortgage Pass-Through Trust 2007-HY4, Mtg. Pass-Through Certificates:
Series 2007-HY4, Cl. 1A1, 5.89%, 9/1/47[1]	30,573,816	23,188,206
Series 2007-HY4, Cl. 1A2, 5.89%, 9/1/47[1]	7,806,911	1,063,110
Series 2007-HY4, Cl. 2A2, 6.095%, 11/1/37[1]	1,668,509	311,979
Series 2007-HY4, Cl. 3A2, 6.184%, 11/1/37[1]	1,987,755	328,598
CHL Mortgage Pass-Through Trust 2007-HY5, Mtg. Pass-Through Certificates:
Series 2007-HY5, Cl. 1A2, 5.792%, 9/1/37[1]	8,796,675	1,922,201
Series 2007-HY5, Cl. 2A2, 5.826%, 9/1/37[1]	2,184,123	326,500
Series 2007-HY5, Cl. 3A2, 5.976%, 9/1/37[1]	6,088,635	1,188,161
Citigroup Mortgage Loan Trust, Inc. 2005-2, Mtg. Pass-Through Certificates, Series 2005-2, Cl. 1A3, 4.954%, 5/1/35[1]	8,044,071	7,089,715
Citigroup Mortgage Loan Trust, Inc. 2005-3, Mtg. Pass-Through Certificates, Series 2005-3, Cl. 2A4, 5.156%, 8/1/35[1]	15,603,165	11,311,585
Citigroup Mortgage Loan Trust, Inc. 2006-AR1, Mtg. Pass-Through Certificates, Series 2006-AR1, Cl. 3A2, 5.50%, 3/1/36[1]	8,361,498	925,400
Citigroup Mortgage Loan Trust, Inc. 2006-AR2, Mtg. Pass-Through Certificates:
Series 2006-AR2, Cl. 1A2, 5.32%, 3/1/36[1]	18,539,933	14,570,255
Series 2006-AR2, Cl. 1AB, 5.591%, 3/1/36	7,776,885	1,016,120
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-CD4, Cl. AMFX, 5.366%, 12/1/49	14,965,000	13,259,707
CitiMortgage Alternative Loan Trust 2006-A5, Real Estate Mtg. Investment Conduit Pass-Through Certificates, Series 2006-A5, Cl. 2A1, 5.50%, 10/1/21	5,249,137	4,560,487
Countrywide Alternative Loan Trust 2006-43CB, Mtg. Pass-Through Certificates, Series 2006-43CB, Cl.1A10, 6%, 2/1/37	30,566,753	20,514,525
GSR Mortgage Loan Trust 2004-5, Mtg. Pass-Through Certificates, Series 2004-5, Cl. 2A1, 2.879%, 5/1/34[1]	6,989,347	6,088,487
GSR Mortgage Loan Trust 2005-AR6, Mtg. Pass-Through Certificates, Series 2005-AR6, Cl. 1A4, 2.866%, 9/1/35[1]	20,098,379	19,915,976
GSR Mortgage Loan Trust 2005-AR7, Mtg. Pass-Through Certificates, Series 2005-AR7, Cl. 4A1, 5.318%, 11/1/35[1]	6,541,250	5,539,317
GSR Mortgage Loan Trust 2006-5F, Mtg. Pass-Through Certificates, Series 2006-5F, Cl. 2A1, 6%, 6/1/36	3,677,799	3,509,188
JPMorgan Alternative Loan Trust 2006-S4, Mtg. Pass-Through Certificates, Series 2006-S4, Cl. A6, 5.71%, 12/1/36	6,084,232	5,448,290
JPMorgan Mortgage Trust 2007-A1, Mtg. Pass-Through Certificates, Series 2007-A1, Cl. 7A1, 5.292%, 7/1/35[1]	10,625,790	10,264,359
JPMorgan Mortgage Trust 2007-A3, Mtg. Pass-Through Certificates, Series 2007-A3, Cl. 3A3, 5.982%, 5/1/37[1]	3,505,553	1,006,593

	Principal
	Amount	Value

Residential Continued
LB-UBS Commercial Mortgage Trust 2007-C7, Commercial Mtg. Pass-Through Certificates, Series 2007-C7, Cl. AM, 6.374%, 9/11/45[1]	$27,890,000	$25,209,459
Lehman Mortgage Trust, Mtg. Pass-Through Certificates, Series 2006-1, Cl. 1A3, 5.50%, 2/1/36	2,156,104	1,980,150
Mastr Adjustable Rate Mortgages Trust 2006-2, Mtg. Pass-Through Certificates, Series 2006-2, Cl. 1A1, 3.153%, 4/1/36[1]	6,714,455	5,376,308
Merrill Lynch Mortgage Investors Trust 2005-A1, Mtg. Pass-Through Certificates, Series 2005-A1, Cl.2A1, 2.93%, 12/25/34[1]	419,375	411,214
Merrill Lynch Mortgage Investors Trust 2006-3, Mtg. Pass-Through Certificates, Series MLCC 2006-3, Cl. 2A1, 6.067%, 10/25/36[1]	9,682,303	9,124,694
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	31,891	32,201
RALI Series 2006-QS13 Trust:
Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	202,934	134,299
Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A5, 6%, 9/25/36	7,930,791	4,844,286
RALI Series 2007-QS6 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	3,648,877	2,235,689
Residential Asset Securitization Trust 2005-A14, Mtg. Pass-Through Certificates, Series 2005-A14, Cl. A1, 5.50%, 12/1/35	9,819,000	8,070,923
Residential Asset Securitization Trust 2005-A6CB, Mtg. Pass-Through Certificates, Series 2005-A6CB, Cl. A7, 6%, 6/1/35	13,805,053	11,339,194
RFMSI Series 2007-SA3, Mtg. Pass-Through Certificates, Series 2007-SA3, Cl. 2A2, 5.703%, 7/1/37[1]	776,391	10,585
WaMu Mortgage Pass-Through Certificates 2005-AR12 Trust, Mtg. Pass-Through Certificates, Series 2005-AR12, Cl. 1A8, 2.803%, 10/1/35[1]	7,383,243	6,678,553
WaMu Mortgage Pass-Through Certificates 2006-AR10 Trust, Mtg. Pass-Through Certificates, Series 2006-AR10, Cl. 1A2, 5.837%, 9/1/36[1]	5,951,713	5,390,609
WaMu Mortgage Pass-Through Certificates 2007-HY1 Trust, Mtg. Pass-Through Certificates:
Series 2007-HY1, Cl. 4A1, 5.241%, 2/1/37[1]	42,372,544	31,948,983
Series 2007-HY1, Cl. 5A1, 5.567%, 2/1/37[1]	25,349,363	18,702,710
WaMu Mortgage Pass-Through Certificates 2007-HY2 Trust, Mtg. Pass-Through Certificates, Series 2007-HY2, Cl. 1A1, 5.424%, 12/1/36[1]	29,390,512	22,049,468
WaMu Mortgage Pass-Through Certificates 2007-HY6 Trust, Mtg. Pass-Through Certificates, Series 2007-HY6, Cl. 2A1, 5.581%, 6/25/37[1]	11,668,429	9,245,130
WaMu Mortgage Pass-Through Certificates 2007-HY7 Trust, Mtg. Pass-Through Certificates, Series 2007-HY7, Cl. 2A1, 5.665%, 7/1/37[1]	6,781,061	4,633,452
Wells Fargo Mortgage-Backed Securities 2005-AR16 Trust, Mtg. Pass-Through Certificates, Series 2005-AR16, Cl. 2A1, 2.999%, 10/1/35[1]	4,530,533	4,359,899
Wells Fargo Mortgage-Backed Securities 2006-AR10 Trust, Mtg. Pass-Through Certificates:
Series 2006-AR10, Cl. 3A2, 2.886%, 7/1/36[1]	1,773,253	706,440
Series 2006-AR10, Cl. 4A2, 5.468%, 7/1/36[1]	5,943,588	957,138

	Principal
	Amount		Value

Residential Continued
Wells Fargo Mortgage-Backed Securities 2006-AR8 Trust, Mtg. Pass-Through Certificates, Series 2006-AR8, Cl. 2A1, 3.424%, 4/1/36[1]	$5,152,938		$4,565,330

			385,530,675

Total Mortgage-Backed Obligations (Cost $1,276,528,300)			1,230,437,640

U.S. Government Obligations—3.2%
Federal Home Loan Bank Unsec. Bonds, 4.75%, 12/16/16	5,220,000		6,083,821
Federal Home Loan Mortgage Corp. Nts.:
1.125%, 7/27/12	69,170,000		70,003,844
2.875%, 2/9/15	19,560,000		20,853,503
3%, 7/28/14[10]	11,290,000		12,088,835
5%, 2/16/17	6,730,000		7,917,293
5.25%, 4/18/16	14,835,000		17,562,860
Federal National Mortgage Assn. Nts.:
1.125%, 7/30/12	63,790,000		64,517,908
1.625%, 10/26/15	11,885,000		11,900,462
2.375%, 7/28/15	3,835,000		3,990,923
4.375%, 10/15/15[11]	15,004,000		17,044,319
4.875%, 12/15/16	5,005,000		5,851,075
5%, 3/15/16	6,670,000		7,794,835
5.375%, 7/15/16	7,948,000		9,476,257
U.S. Treasury Bills, 0.215%, 12/2/10[10]	21,000,000		20,995,485
U.S. Treasury Bonds, STRIPS, 4.989%, 2/15/16[10,12]	11,271,000		10,400,946

Total U.S. Government Obligations (Cost $278,682,974)			286,482,366

Foreign Government Obligations—23.4%
Argentina—0.7%
Argentina (Republic of) Bonds:
2.50%, 12/31/38[1]	22,805,000		9,372,855
Series GDP, 2.724%, 12/15/35[1]	18,180,000		2,263,410
Series VII, 7%, 9/12/13	10,880,000		10,229,920
Argentina (Republic of) Sr. Unsec. Bonds, 0%, 12/15/35[1]	25,755,000	EUR	3,795,452
Argentina (Republic of) Sr. Unsec. Nts., 7%, 10/3/15	45,740,000		40,768,316

			66,429,953

Australia—0.2%
Australia (Commonwealth of) Sr. Unsec. Bonds:
Series 119, 6.25%, 4/15/15	2,260,000	AUD	2,307,655
Series 120, 6%, 2/15/17	1,230,000	AUD	1,258,972
Queensland Treasury Corp. Sr. Unsec. Unsub. Nts., Series 16, 6%, 4/21/16	18,140,000	AUD	17,955,709

			21,522,336

	Principal
	Amount		Value

Austria—0.1%
Austria (Republic of) Bonds, 4.35%, 3/15/19[2]	2,330,000	EUR	$3,580,832
Austria (Republic of) Sr. Unsec. Unsub. Bonds, Series 2, 4.65%, 1/15/18	2,400,000	EUR	3,743,920

			7,324,752

Belgium—0.1%
Belgium (Kingdom of) Sr. Bonds, Series 40, 5.50%, 9/28/17	3,535,000	EUR	5,680,987
Belize—0.0%
Belize (Government of) Unsec. Unsub. Bonds, 6%, 2/20/29[1,2]	3,010,000		2,633,750
Brazil—3.0%
Brazil (Federal Republic of) Bonds, 7.125%, 1/20/37	2,090,000		2,758,800
Brazil (Federal Republic of) Nota Do Tesouro Nacional Nts.:
9.762%, 1/1/12	70,129,000	BRR	40,719,953
9.762%, 1/1/17	329,580,000	BRR	180,249,272
10%, 1/1/21	56,180,000	BRR	29,706,005
11.382%, 5/15/45	12,575,000	BRR	14,534,933
Brazil (Federal Republic of) Sr. Unsec. Unsub. Nts., 5.625%, 1/7/41	7,200,000		7,938,000

			275,906,963

Canada—0.3%
Canada (Government of) Nts.:
3%, 12/1/15	17,355,000	CAD	17,670,423
4%, 6/1/17	8,320,000	CAD	8,930,031
4.25%, 6/1/18	2,730,000	CAD	2,975,936

			29,576,390

Colombia—0.8%
Bogota Distrio Capital Sr. Bonds, 9.75%, 7/26/28[2]	9,872,000,000	COP	7,664,876
Colombia (Republic of) Bonds:
7.375%, 9/18/37	5,628,000		7,443,030
12%, 10/22/15	9,471,000,000	COP	6,922,864
Colombia (Republic of) Sr. Nts., 7.375%, 3/18/19	6,330,000		8,039,100
Colombia (Republic of) Sr. Unsec. Bonds, 6.125%, 1/18/41	11,700,000		13,455,000
Colombia (Republic of) Sr. Unsec. Unsub. Bonds, 7.75%, 4/14/21	8,792,000,000	COP	5,741,019
Colombia (Republic of) Unsec. Nts., 7.375%, 1/27/17	5,320,000		6,583,500
Colombia (Republic of) Unsec. Unsub. Bonds, 9.85%, 6/28/27	17,495,000,000	COP	13,895,296

			69,744,685

Denmark—0.0%
Denmark (Kingdom of) Bonds:
4%, 11/15/17	2,890,000	DKK	595,769
4%, 11/15/19	14,990,000	DKK	3,122,983

			3,718,752

	Principal
	Amount		Value

Dominican Republic—0.1%
Dominican Republic Bonds, 7.50%, 5/6/21[2]	$4,900,000		$5,544,350
Egypt—0.8%
Egypt (The Arab Republic of) Sr. Unsec. Unsub. Nts.:
5.75%, 4/29/20[2]	3,600,000		3,874,500
6.875%, 4/30/40[2]	3,920,000		4,429,600
Egypt (The Arab Republic of) Treasury Bills:
10.382%, 11/16/10[12]	25,550,000	EGP	4,436,693
Series 91, 10.111%, 10/19/10[12]	15,100,000	EGP	2,641,174
Series 182, 10.38%, 12/14/10[12]	41,125,000	EGP	7,092,419
Series 182, 10.031%, 1/18/11[12]	17,725,000	EGP	3,032,211
Series 182, 9.963%, 2/1/11[12]	41,950,000	EGP	7,141,558
Series 182, 9.819%, 3/22/11[12]	30,475,000	EGP	5,115,228
Series 273, 10.059%, 10/5/10[12]	39,550,000	EGP	6,941,049
Series 273, 9.526%, 11/30/10[12]	18,025,000	EGP	3,123,426
Series 273, 10.571%, 4/5/11[12]	19,450,000	EGP	3,250,589
Series 364, 10.438%, 12/21/10[12]	12,750,000	EGP	2,193,950
Series 364, 10.508%, 3/8/11[12]	29,950,000	EGP	5,046,362
Series 364, 10.046%, 5/10/11[12]	19,825,000	EGP	3,286,987
Series 364, 10.064%, 7/12/11[12]	43,525,000	EGP	7,080,923
Egypt (The Arab Republic of) Unsec. Unsub. Bonds, 8.75%, 7/15/12[2]	39,530,000	EGP	6,985,277

			75,671,946

Finland—0.0%
Finland (Republic of) Sr. Unsec. Unsub. Nts., 3.875%, 9/15/17	1,505,000	EUR	2,281,445
France—0.0%
France (Government of) Bonds, 4%, 4/25/60	1,470,000	EUR	2,362,880
Germany—0.3%
Germany (Federal Republic of) Bonds:
0.50%, 6/15/12	5,480,000	EUR	7,435,682
3.50%, 7/4/19	4,335,000	EUR	6,526,428
Series 07, 4.25%, 7/4/39	2,730,000	EUR	4,712,412
Series 157, 2.25%, 4/10/15	7,255,000	EUR	10,267,347

			28,941,869

Ghana—0.1%
Ghana (Republic of) Bonds, 8.50%, 10/4/17[2]	8,875,000		10,206,250
Greece—0.2%
Hellenic Republic Bonds, 4.30%, 3/20/12	4,770,000	EUR	6,204,238
Hellenic Republic Sr. Unsec. Unsub. Bonds:
30 yr., 4.50%, 9/20/37	11,150,000	EUR	8,866,161
30 yr., 4.60%, 9/20/40	5,275,000	EUR	4,263,636

			19,334,035

	Principal
	Amount		Value

Hungary—0.3%
Hungary (Republic of) Bonds:
Series 17/B, 6.75%, 2/24/17	2,692,500,000	HUF	$13,389,278
Series 19/A, 6.50%, 6/24/19	2,029,000,000	HUF	9,839,442

			23,228,720

Indonesia—0.8%
Indonesia (Republic of) Nts.:
6.875%, 1/17/18[2]	20,260,000		24,666,550
7.25%, 4/20/15[2]	7,895,000		9,414,788
Indonesia (Republic of) Sr. Unsec. Nts.:
7.75%, 1/17/38[2]	10,805,000		14,883,888
10.375%, 5/4/14[2]	3,360,000		4,263,168
Indonesia (Republic of) Sr. Unsec. Unsub. Bonds:
5.875%, 3/13/20[2]	2,720,000		3,151,936
6.625% 2/17/37[2]	3,060,000		3,756,150
Indonesia (Republic of) Unsec. Nts., 8.50%, 10/12/35[2]	6,855,000		10,059,713

			70,196,193

Ireland—0.1%
Ireland (Republic of) Bonds:
4.50%, 4/18/20	2,005,000	EUR	2,323,763
4.60%, 4/18/16	1,505,000	EUR	1,934,258
Ireland (Republic of) Sr. Unsub. Bonds., 4.50%, 10/18/18	1,345,000	EUR	1,620,880

			5,878,901

Israel—0.7%
Israel (State of) Bonds:
5%, 1/31/20	113,300,000	ILS	32,480,722
6%, 2/28/19	95,470,000	ILS	29,454,840

			61,935,562

Italy—0.5%
Italy (Republic of) Bonds:
3.75%, 3/1/21	6,785,000	EUR	9,181,607
4%, 9/1/20	10,495,000	EUR	14,572,160
5%, 9/1/40	2,735,000	EUR	3,890,602
Italy (Republic of) Treasury Bonds, 3.75%, 12/15/13	10,830,000	EUR	15,361,905

			43,006,274

Japan—2.6%
Japan (Government of) Bonds, 20 yr., Series 112, 2.10%, 6/20/29[9]	2,755,000,000	JPY	35,464,916
Japan (Government of) Sr. Unsec. Bonds:
2 yr., 0.20%, 1/15/12[9]	3,079,000,000	JPY	36,916,944
5 yr., 0.50%, 12/20/14[9]	5,134,000,000	JPY	62,239,480

	Principal
	Amount		Value

Japan Continued
10 yr., Series 308, 1.30%, 6/20/20[9]	3,479,000,000	JPY	$43,273,959
Japan (Government of) Sr. Unsec. Unsub. Bonds:
5 yr., Series 91, 0.40%, 9/20/15	4,430,000,000	JPY	53,430,109
10 yr., Series 310, 1%, 9/20/20[9]	362,000,000	JPY	4,363,991

			235,689,399

Korea, Republic of South—1.3%
Korea (Republic of) Sr. Unsec. Bonds, Series 2006, 5%, 6/10/20	42,931,000,000	KRW	40,378,144
Korea (Republic of) Sr. Unsec. Monetary Stabilization Bonds, 4.18%, 12/2/11	30,115,000,000	KRW	26,794,123
Korea (Republic of) Sr. Unsec. Unsub. Nts.:
5.125%, 12/7/16	6,075,000		6,840,936
7.125%, 4/16/19	9,410,000		12,027,523
Korea (Republic of) Treasury Bonds, Series 0475-1112, 4.75%, 12/10/11	35,850,000,000	KRW	32,105,817

			118,146,543

Malaysia—0.1%
1Malaysia Sukuk Global Bhd Sr. Unsec. Unsub. Nts., 3.928%, 6/4/15[2]	9,105,000		9,640,829
Malaysia (Government of) Bonds, Series 0110, 3.835%, 8/12/15	11,025,000	MYR	3,665,532

			13,306,361

Mexico—1.9%
United Mexican States Bonds:
5.625%, 1/15/17	3,940,000		4,527,060
Series M10, 7.25%, 12/15/16[1]	23,460,000	MXN	2,000,727
Series M20, 7.50%, 6/3/27[1]	575,570,000	MXN	49,519,943
Series M10, 7.75%, 12/14/17	463,310,000	MXN	40,615,202
Series M10, 8%, 12/17/15	196,800,000	MXN	17,215,403
Series M10, 8.50%, 12/13/18	178,060,000	MXN	16,378,711
Series M20, 10%, 12/5/24	424,740,000	MXN	44,928,912

			175,185,958

New Zealand—0.2%
New Zealand (Government of) Sr. Unsec. Bonds, Series 415, 6%, 4/15/15	22,395,000	NZD	17,578,978
Norway—0.0%
Norway (Kingdom of) Bonds, Series 471, 5%, 5/15/15	7,395,000	NOK	1,388,096
Panama—0.2%
Panama (Republic of) Bonds:
7.25%, 3/15/15	3,750,000		4,500,000
8.875%, 9/30/27	2,990,000		4,357,925
9.375%, 4/1/29	4,465,000		6,786,800
Panama (Republic of) Unsec. Bonds, 7.125%, 1/29/26	4,470,000		5,699,250

			21,343,975

	Principal
	Amount		Value

Peru—0.1%
Peru (Republic of) Sr. Nts., 4.54%, 2/28/16[12]	$14,029,589		$11,895,689
Philippines—0.2%
Philippines (Republic of the) Sr. Unsec. Unsub. Bonds, 6.375%, 10/23/34	10,230,000		11,969,100
Philippines (Republic of the) Sr. Unsec. Unsub. Nts., 4.95%, 1/31/21	143,000,000	PHP	3,345,669

			15,314,769

Poland—1.4%
Poland (Republic of) Bonds:
5.25%, 10/25/20	75,130,000	PLZ	25,583,977
Series 0414, 5.75%, 4/25/14	2,030,000	PLZ	716,168
Series 0415, 5.50%, 4/25/15	220,810,000	PLZ	77,085,429
Series 1015, 6.25%, 10/24/15	62,500,000	PLZ	22,533,348

			125,918,922

Portugal—0.0%
Portugal (Republic of) Bonds, 4.45%, 6/15/18	710,000	EUR	880,788
Portugal (Republic of) Sr. Unsec. Unsub. Bonds., 4.35%, 10/16/17	2,290,000	EUR	2,886,772

			3,767,560

Qatar—0.1%
Qatar (State of) Sr. Nts., 5.25%, 1/20/20[2]	6,010,000		6,641,050
South Africa—1.7%
South Africa (Republic of) Bonds:
5.50%, 3/9/20	6,900,000		7,745,250
Series R208, 6.75%, 3/31/21	123,520,000	ZAR	16,250,502
Series R207, 7.25%, 1/15/20	427,410,000	ZAR	58,847,770
Series R204, 8%, 12/21/18	165,830,000	ZAR	24,091,166
Series R186, 10.50%, 12/21/26	279,640,000	ZAR	49,250,581

			156,185,269

Spain—0.4%
Spain (Kingdom of) Bonds, 5.50%, 7/30/17	10,420,000	EUR	15,781,142
Spain (Kingdom of) Sr. Unsub. Bonds, 4.10%, 7/30/18	14,435,000	EUR	20,032,365

			35,813,507

Sri Lanka—0.1%
Sri Lanka (Democratic Socialist Republic of) Sr. Unsec. Nts., 6.25%, 10/4/20[5,9]	5,090,000		5,134,538
Sweden—0.0%
Sweden (Kingdom of) Bonds, Series 1051, 3.75%, 8/12/17	16,535,000	SEK	2,676,598
The Netherlands—0.1%
Netherlands (Kingdom of the) Bonds, 4%, 7/15/18	2,150,000	EUR	3,293,406
Netherlands (Kingdom of the) Nts., 4.50%, 7/15/17	1,300,000	EUR	2,039,659

			5,333,065

	Principal
	Amount		Value

Turkey—2.0%
Turkey (Republic of) Bonds:
6.75%, 4/3/18	$13,150,000		$15,451,250
7%, 3/11/19	5,250,000		6,273,750
10.50%, 1/15/20[1]	23,710,000	TRY	18,098,472
11%, 8/6/14	103,140,000	TRY	77,148,050
16%, 3/7/12[1]	20,215,000	TRY	15,480,396
Series CPI, 14.047%, 8/14/13[1]	16,255,000	TRY	16,413,323
Turkey (Republic of) Nts., 7.50%, 7/14/17	6,740,000		8,205,950
Turkey (Republic of) Sr. Unsec. Nts., 7.50%, 11/7/19	8,170,000		10,089,950
Turkey (Republic of) Unsec. Nts.:
6.75%, 5/30/40	4,300,000		4,924,102
7.25%, 3/5/38	4,290,000		5,158,725

			177,243,968

Ukraine—0.3%
Ukraine (Republic of) Bonds, 7.75%, 9/23/20[2]	7,520,000		7,585,800
Ukraine (Republic of) Sr. Unsec. Nts., 6.75%, 11/14/17[2]	5,020,000		4,935,162
Ukraine (Republic of) Sr. Unsec. Unsub. Bonds, 6.58%, 11/21/16[2]	4,080,000		3,996,686
Ukraine (Republic of) Unsec. Bonds, 6.385%, 6/26/12[2]	6,050,000		6,171,000

			22,688,648

United Kingdom—0.4%
United Kingdom Treasury Bonds:
2.25%, 3/7/14	5,550,000	GBP	9,023,916
4.75%, 3/7/20	7,430,000	GBP	13,400,191
4.75%, 12/7/38	5,350,000	GBP	9,652,221

			32,076,328

Uruguay—0.4%
Uruguay (Oriental Republic of) Bonds, 7.625%, 3/21/36	7,305,000		9,459,975
Uruguay (Oriental Republic of) Sr. Nts., 6.875%, 9/28/25	7,740,000		9,346,050
Uruguay (Oriental Republic of) Unsec. Bonds, 8%, 11/18/22	13,835,000		17,847,150

			36,653,175

Venezuela—0.8%
Venezuela (Republic of) Bonds:
9%, 5/7/23	11,495,000		7,874,075
9.25%, 9/15/27	5,060,000		3,731,750
Venezuela (Republic of) Nts.:
8.25%, 10/13/24	1,495,000		968,013
8.50%, 10/8/14	6,925,000		5,851,625
Venezuela (Republic of) Sr. Unsec. Unsub. Nts., 7.75%, 10/13/19	6,580,000		4,474,400

	Principal
	Amount	Value

Venezuela Continued
Venezuela (Republic of) Unsec. Bonds:
7%, 3/31/38	$9,525,000	$5,429,250
7.65%, 4/21/25	30,525,000	18,696,563
9.375%, 1/13/34	7,815,000	5,353,275
Venezuela (Republic of) Unsec. Nts., 13.625%, 8/15/18[2]	17,155,000	16,082,813

		68,461,764

Total Foreign Government Obligations (Cost $1,926,989,416)		2,119,571,153

Loan Participations—0.3%
Entegra Holdings LLC, Sr. Sec. Credit Facilities 3rd Lien Term Loan:
Tranche 3L, 3.565%, 10/19/15[1,9,13]	6,291,123	3,567,966
Tranche B, 10/19/15[9,13,19]	1,960,000	1,111,600
Tranche B, 3.565%, 10/19/15[1,13]	14,037,216	7,961,108
Nuveen Investments, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 12.50%, 7/20/15	16,445,000	17,832,547

Total Loan Participations (Cost $27,837,829)		30,473,221

Corporate Bonds and Notes—30.1%
Consumer Discretionary—4.9%
Auto Components—0.5%
Allison Transmission, Inc., 11% Sr. Nts., 11/1/15[2]	11,080,000	12,077,200
Goodyear Tire & Rubber Co. (The), 8.25% Sr. Unsec. Unsub. Nts., 8/15/20	8,870,000	9,380,025
Tower Automotive Holdings USA LLC/TA Holdings Finance, Inc., 10.625% Sr. Sec. Nts., 9/1/17[2]	20,700,000	21,010,500
Visteon Corp.:
7% Sr. Unsec. Nts., 3/10/14[4,6]	3,435,000	3,520,875
8.25% Sr. Unsec. Nts., 8/1/10[4,6]	1,070,000	1,096,750

		47,085,350

Hotels, Restaurants & Leisure—1.4%
CCM Merger, Inc., 8% Unsec. Nts., 8/1/13[2]	1,705,000	1,568,600
Equinox Holdings, Inc., 9.50% Sr. Sec. Nts., 2/1/16[2]	8,455,000	8,687,513
Grupo Posadas SAB de CV, 9.25% Sr. Unsec. Nts., 1/15/15[2]	4,270,000	4,101,335
Harrah’s Operating Co., Inc., 10% Sr. Sec. Nts., 12/15/18	33,977,000	27,309,014
Isle of Capri Casinos, Inc., 7% Sr. Unsec. Sub. Nts., 3/1/14	5,763,000	5,244,330
Landry’s Restaurants, Inc., 11.625% Sr. Sec. Nts., 12/1/15	4,835,000	5,125,100
Las Vegas Sands Corp., 6.375% Sr. Unsec. Nts., 2/15/15	7,410,000	7,511,888
Mashantucket Pequot Tribe, 8.50% Bonds, Series A, 11/15/15[2,4]	12,065,000	1,870,075
MCE Finance Ltd., 10.25% Sr. Sec. Nts., 5/15/18[2]	4,810,000	5,375,175

	Principal
	Amount	Value

Hotels, Restaurants & Leisure Continued
MGM Mirage, Inc.:
5.875% Sr. Nts., 2/27/14	$6,130,000	$5,271,800
6.75% Sr. Unsec. Nts., 4/1/13	15,095,000	14,094,956
9% Sr. Sec. Nts., 3/15/20[2]	515,000	544,613
Mohegan Tribal Gaming Authority:
6.125% Sr. Unsec. Sub. Nts., 2/15/13	4,010,000	3,192,963
8% Sr. Sub. Nts., 4/1/12	8,541,000	6,533,865
11.50% Sr. Sec. Nts., 11/1/17[2]	9,635,000	8,671,500
Penn National Gaming, Inc., 8.75% Sr. Unsec. Sub. Nts., 8/15/19	5,515,000	5,887,263
Pinnacle Entertainment, Inc.:
8.625% Sr. Unsec. Nts., 8/1/17	935,000	996,944
8.75% Sr. Unsec. Sub. Nts., 5/15/20	3,340,000	3,306,600
Premier Cruise Ltd., 11% Sr. Nts., 3/15/08[2,4,6]	10,850,000	—
Snoqualmie Entertainment Authority, 9.125% Sr. Sec. Nts., 2/1/15[2]	1,125,000	995,625
Station Casinos, Inc., 6.50% Sr. Unsec. Sub. Nts., 2/1/14[4,6]	22,435,000	2,244
Travelport LLC, 11.875% Sr. Unsec. Sub. Nts., 9/1/16	8,280,000	8,901,000
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.75% Sec. Nts., 8/15/20[2]	4,980,000	5,278,800

		130,471,203

Household Durables—0.4%
Beazer Homes USA, Inc.:
6.50% Sr. Unsec. Nts., 11/15/13	5,110,000	4,956,700
6.875% Sr. Unsec. Nts., 7/15/15	10,875,000	9,937,031
K. Hovnanian Enterprises, Inc.:
7.75% Sr. Unsec. Sub. Nts., 5/15/13	2,965,000	2,635,144
8.875% Sr. Sub. Nts., 4/1/12	8,345,000	8,052,925
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Luxembourg SA, 8.50% Sr. Nts., 5/15/18[2]	8,695,000	8,542,838
Standard Pacific Corp., 8.375% Sr. Sec. Nts., 5/15/18	2,005,000	2,015,025

		36,139,663

Leisure Equipment & Products—0.5%
Colt Defense LLC/Colt Finance Corp., 8.75% Sr. Unsec. Nts., 11/15/17[2]	6,505,000	4,813,700
Eastman Kodak Co., 9.75% Sr. Sec. Nts., 3/1/18[2]	41,415,000	40,379,625

		45,193,325

Media—1.7%
AMC Entertainment, Inc.:
8% Sr. Unsec. Sub. Nts., 3/1/14	4,085,000	4,141,169
11% Sr. Unsec. Unsub. Nts., 2/1/16	7,700,000	8,258,250

	Principal
	Amount		Value

Media Continued
American Media Operations, Inc.:
9% Sr. Unsec. Nts., 5/1/13[5,13]	$2,261		$2,306
9.17% Sr. Sub. Nts., 11/1/13[2,13]	21,831,214		14,326,734
Belo (A.H.) Corp.:
7.25% Sr. Unsec. Unsub. Bonds, 9/15/27	1,775,000		1,522,063
7.75% Sr. Unsec. Unsub. Debs., 6/1/27	11,245,000		9,979,938
CCO Holdings LLC/CCO Holdings Capital Corp.,
7.25% Sr. Unsec. Nts., 10/30/17[2]	5,600,000		5,705,000
Cengage Learning Acquisitions, Inc., 10.50% Sr. Nts., 1/15/15[2]	16,970,000		16,948,788
Cequel Communications Holdings I LLC, 8.625% Sr. Unsec. Nts., 11/15/17[2]	4,900,000		5,194,000
Clear Channel Communications, Inc.:
4.40% Sr. Unsec. Unsub. Nts., 5/15/11	920,000		900,450
10.75% Sr. Unsec. Unsub. Nts., 8/1/16	11,465,000		9,000,025
Entravison Communications Corp., 8.75% Sr. Sec. Nts., 8/1/17[2]	2,370,000		2,429,250
Fisher Communications, Inc., 8.625% Sr. Unsec. Nts., 9/15/14	1,435,000		1,427,825
Gray Television, Inc., 10.50% Sr. Sec. Nts., 6/29/15	18,991,000		19,062,216
Interactive Data Corp., 10.25% Sr. Nts., 8/1/18[5]	3,550,000		3,694,237
Media General, Inc., 11.75% Sr. Sec. Nts., 2/15/17	10,095,000		10,978,313
MediaNews Group, Inc.:
6.375% Sr. Sub. Nts., 4/1/14[4,6]	2,545,000		255
6.875% Sr. Unsec. Sub. Nts., 10/1/13[4,6]	8,690,000		869
Nexstar Broadcasting, Inc., 8.875% Sr. Sec. Nts., 4/15/17[2]	6,090,000		6,379,275
Radio One, Inc., 6.375% Sr. Unsec. Sub. Nts., 2/15/13[4]	1,340,000		1,133,975
Sinclair Television Group, Inc., 8.375% Sr. Nts., 10/15/18[5,9]	5,600,000		5,642,000
Umbrella Acquisition, Inc., 9.135% Sr. Unsec. Unsub. Nts., 3/15/15[2,13]	12,213,999		11,755,974
Visant Corp., 10% Sr. Sec. Nts., 10/1/17[2]	2,255,000		2,362,113
WMG Holdings Corp., 9.50% Sr. Unsec. Nts., 12/15/14	9,610,000		9,249,625

			150,094,650

Multiline Retail—0.2%
Bon-Ton Stores, Inc. (The), 10.25% Sr. Unsec. Unsub. Nts., 3/15/14	13,400,000		13,266,000
Specialty Retail—0.2%
Burlington Coat Factory Warehouse Corp., 11.125% Sr. Unsec. Nts., 4/15/14	12,257,000		12,869,850
Toys R Us, Inc., 7.375% Sr. Unsec. Unsub. Bonds, 10/15/18	5,045,000		4,843,200

			17,713,050

Consumer Staples—0.5%
Beverages—0.0%
AmBev International Finance Co. Ltd., 9.50% Sr. Unsec. Unsub. Nts., 7/24/17[1]	6,380,000	BRR	3,704,699

	Principal
	Amount	Value

Food & Staples Retailing—0.0%
Real Time Data Co., 11% Nts., 5/31/09[4,5,6,13]	$8,836,185	$—
Food Products—0.5%
American Seafoods Group LLC, 10.75% Sr. Sub. Nts., 5/15/16[2]	14,305,000	14,662,625
ASG Consolidated LLC, 13.65% Sr. Nts., 5/15/17[2,6,13]	14,960,000	13,613,600
MHP SA, 10.25% Sr. Unsec. Nts., 4/29/15[2]	5,541,000	5,842,430
Southern States Cooperative, Inc., 11.25% Sr. Nts., 5/15/15[5]	9,465,000	10,080,225

		44,198,880

Personal Products—0.0%
NBTY, Inc., 9% Sr. Nts., 10/1/18[2,9]	1,125,000	1,186,875
Energy—5.7%
Energy Equipment & Services—0.5%
Gibson Energy ULC/GEP Midstream Finance Corp.,
10% Sr. Unsec. Nts., 1/15/18	2,040,000	2,019,600
Global Geophysical Services, Inc., 10.50% Sr. Unsec Nts., 5/1/17[2]	13,375,000	13,675,938
PHI, Inc., 8.625% Sr. Unsec. Nts., 10/15/18[2]	11,255,000	11,114,313
Thermon Industries, Inc., 9.50% Sr. Sec. Nts., 5/1/17[2]	9,090,000	9,544,500
Vantage Drilling Co., 11.50% Sr. Sec. Nts., 8/1/15[2]	9,590,000	10,117,450

		46,471,801

Oil, Gas & Consumable Fuels—5.2%
Alliance Oil Co. Ltd., 9.875% Sr. Unsec. Nts., 3/11/15[2]	5,500,000	5,788,750
Alon Refining Krotz Springs, Inc., 13.50% Sr. Sec. Nts., 10/15/14	8,860,000	8,671,725
Antero Resources Finance Corp., 9.375% Sr. Unsec. Nts., 12/1/17	10,095,000	10,776,413
Atlas Energy Resources LLC, 10.75% Sr. Unsec. Nts., 2/1/18	17,359,000	19,311,888
Atlas Pipeline Partners LP, 8.125% Sr. Unsec. Nts., 12/15/15	5,275,000	5,354,125
ATP Oil & Gas Corp., 11.875% Sr. Sec. Nts., 5/1/15[2]	22,720,000	19,709,600
Berry Petroleum Co., 8.25% Sr. Sub. Nts., 11/1/16	4,800,000	4,944,000
Bill Barrett Corp., 9.875% Sr. Nts., 7/15/16	8,700,000	9,548,250
Brigham Exploration Co., 8.75% Sr. Unsec. Nts., 10/1/18[2]	1,830,000	1,894,050
Chaparral Energy, Inc.:
8.875% Sr. Unsec. Nts., 2/1/17	9,805,000	9,584,388
9.875% Sr. Nts., 10/1/20[5]	10,135,000	10,337,700
Cloud Peak Energy Resources LLC, 8.25% Sr. Unsec. Unsub. Nts., 12/15/17	2,365,000	2,509,856
Continental Resources, Inc., 7.125% Sr. Nts., 4/1/21[2,9]	1,690,000	1,766,050
Crosstex Energy LP/Crosstex Energy Finance Corp., 8.875% Sr. Unsec. Nts., 2/15/18	2,395,000	2,520,738
Empresa Nacional del Petroleo, 5.25% Unsec. Nts., 8/10/20[2]	3,025,000	3,114,110
Energy Transfer Equity LP, 7.50% Sr. Unsec. Nts., 10/15/20	2,820,000	2,982,150

	Principal
	Amount	Value

Oil, Gas & Consumable Fuels Continued
Gaz Capital SA:
6.212% Sr. Unsec. Unsub. Nts., 11/22/16[2]	$7,230,000	$7,718,025
7.288% Sr. Sec. Nts., 8/16/37[2]	25,860,000	28,932,168
8.125% Nts., 7/31/14[2]	5,860,000	6,673,368
8.146% Sr. Sec. Nts., 4/11/18[2]	10,210,000	11,996,750
8.625% Sr. Sec. Nts., 4/28/34[2]	6,450,000	8,248,260
9.25% Sr. Unsec. Unsub. Nts., 4/23/19[2]	15,060,000	18,825,000
Kazmunaigaz Finance Sub BV:
9.125% Nts., 7/2/18[2]	12,000,000	14,730,000
11.75% Sr. Unsec. Nts., 1/23/15[2]	33,670,000	42,760,900
KMG Finance Sub BV, 7% Sr. Unsec. Nts., 5/5/20[2]	4,100,000	4,540,750
Linn Energy LLC, 8.625% Sr. Unsec. Nts., 4/15/20[2]	18,670,000	19,883,550
Lukoil International Finance BV:
6.656% Sr. Unsec. Unsub. Bonds, 6/7/22[2]	3,450,000	3,570,750
7.25% Sr. Unsec. Unsub. Nts., 11/5/19[5]	2,250,000	2,463,750
Murray Energy Corp., 10.25% Sr. Sec. Nts., 10/15/15[2]	18,880,000	19,682,400
Nak Naftogaz Ukraine, 9.50% Unsec. Nts., 9/30/14	17,610,000	19,135,026
OPTI Canada, Inc., 9.75% Sr. Sec. Nts., 8/15/13[2]	5,920,000	6,038,400
Pan American Energy LLC, 7.875% Sr. Unsec. Nts., 5/7/21[2]	5,500,000	5,761,250
Pemex Project Funding Master Trust, 6.625% Sr. Unsec. Unsub. Nts., 6/15/38	11,540,000	12,482,633
Petrobras International Finance Co.:
5.75% Sr. Unsec. Unsub. Nts., 1/20/20	3,480,000	3,869,356
5.875% Sr. Unsec. Nts., 3/1/18	2,520,000	2,812,469
7.875% Sr. Unsec. Nts., 3/15/19	11,400,000	14,272,127
Petroleos de Venezuela SA, 5.25% Sr. Unsec. Unsub. Nts., 4/12/17	3,040,000	1,770,800
Petroleos Mexicanos:
5.50% Bonds, 1/21/21[2]	6,070,000	6,494,900
6% Sr. Unsec. Nts., 3/5/20[2]	2,750,000	3,052,500
8% Unsec. Unsub. Nts., 5/3/19	3,440,000	4,282,800
Petroleum Co. of Trinidad & Tobago Ltd., 9.75% Sr. Unsec. Nts., 8/14/19[2]	8,790,000	10,811,700
Petroleum Export Ltd. Cayman SPV, 5.265% Sr. Nts., Cl. A3, 6/15/11[2]	8,750,917	8,736,032
PT Adaro Indonesia, 7.625% Nts., 10/22/19[2]	7,570,000	8,289,150
Quicksilver Resources, Inc., 11.75% Sr. Nts., 1/1/16	9,710,000	11,433,525
Range Resources Corp.:
7.50% Sr. Unsec. Unsub. Nts., 10/1/17	1,935,000	2,070,450
8% Sr. Unsec. Sub. Nts., 5/15/19	4,695,000	5,152,763
SandRidge Energy, Inc.:
8.75% Sr. Nts., 1/15/20[2]	9,535,000	9,487,325
9.875% Sr. Unsec. Nts., 5/15/16[2]	4,820,000	5,000,750
Tengizchevroil LLP, 6.124% Nts., 11/15/14[2]	13,153,069	13,975,135
Whiting Petroleum Corp., 6.50% Sr. Unsec. Sub. Nts., 10/1/18	2,240,000	2,287,712

		466,056,267

	Principal
	Amount		Value

Financials—4.3%
Capital Markets—0.6%
American General Finance, 6.90% Nts., Series J, 12/15/17	$10,100,000		$8,484,000
Banco de Credito del Peru, 9.75% Jr. Sub. Nts., 11/6/69[2]	3,000,000		3,600,000
Berry Plastics Holding Corp., 10.25% Sr. Unsec. Sub. Nts., 3/1/16	4,069,000		3,804,515
Credit Suisse First Boston International, Export-Import Bank of Ukraine, 7.65% Sr. Sec. Bonds, 9/7/11	2,900,000		2,947,125
FoxCo Acquisition Sub LLC, 13.375% Sr. Nts., 7/15/16[2]	310,000		320,850
Graham Packaging Co. LP, 8.50% Sr. Nts., 1/1/17[2]	1,265,000		1,290,300
Graham Packaging Co. LP/GPC Capital Corp., 8.25% Sr. Unsec. Nts., 10/1/18[2]	1,690,000		1,725,913
Nationstar Mortgage LLC/Nationstar Capital Corp., 10.875% Sr. Nts., 4/1/15[2]	22,655,000		19,086,838
Pinafore LLC/Pinafore, Inc., 9% Sr. Sec. Nts., 10/1/18[5]	11,245,000		11,779,138

			53,038,679

Commercial Banks—2.2%
Akbank TAS, 5.125% Sr. Unsec. Nts., 7/22/15[2]	7,590,000		7,598,349
Alfa Bank/Alfa Bond Issuance plc, 7.875% Nts., 9/25/17[2]	6,020,000		6,080,200
Banco BMG SA:
9.15% Nts., 1/15/16[2]	18,050,000		19,874,855
9.95% Unsec. Unsub. Nts., 11/5/19[2]	4,270,000		4,857,125
Banco Cruzeiro do Sul SA, 8.875% Sub. Nts., 9/22/20[5]	3,000,000		3,146,250
Banco de Credito del Peru:
5.375% Sr. Nts., 9/16/20[5]	4,490,000		4,557,350
6.95% Sub. Nts., 11/7/21[1,2]	2,920,000		2,821,596
Banco do Brasil SA:
5.375% Unsec. Sub. Nts., 1/15/21[5,9]	5,400,000		5,406,750
8.50% Jr. Sub. Perpetual Bonds[2,14]	6,050,000		7,139,000
Banco PanAmericano SA, 8.50% Sr. Unsec. Sub. Nts., 4/23/20[2]	2,475,000		2,741,063
Bank of Scotland plc:
4.375% Sr. Sec. Nts., 7/13/16	7,907,000	EUR	11,343,140
4.50% Sr. Sec. Nts., 7/13/21	5,410,000	EUR	7,708,258
CIT Group, Inc., 7% Sr. Sec. Bonds, 5/1/17	20,945,000		20,604,644
HSBK Europe BV:
7.25% Unsec. Unsub. Nts., 5/3/17[2]	3,585,000		3,692,550
9.25% Sr. Nts., 10/16/13[2]	22,290,000		24,741,900
ICICI Bank Ltd.:
5.50% Sr. Unsec. Nts., 3/25/15[2]	11,665,000		12,323,548
6.375% Bonds, 4/30/22[1,2]	11,895,000		11,986,770
Ongko International Finance Co. BV, 10.50% Sec. Nts., 3/29/04[2,4,6]	5,010,000		—
Salisbury International Investments Ltd., 4.671% Sec. Nts., Series 2006-003, Tranche E, 7/20/11[1,5]	5,200,000		4,884,360

	Principal
	Amount		Value

Commercial Banks Continued
TransCapitalInvest Ltd. for OJSC AK Transneft, 8.70% Sec. Nts., 8/7/18[2]	$2,900,000		$3,574,940
UK SPV Credit Finance plc, 8% Sr. Sec. Nts., 2/6/12[2]	4,580,000		4,557,100
VEB Finance Ltd., 6.902% Sr. Unsec. Unsub. Nts., 7/9/20[2]	13,905,000		15,242,661
VTB Capital SA:
6.465% Sr. Sec. Unsub. Nts., 3/4/15[2]	7,400,000		7,696,000
6.875% Sr. Sec. Nts., 5/29/18[2]	2,690,000		2,848,172

			195,426,581

Consumer Finance—0.2%
JSC Astana Finance, 9.16% Nts., 3/14/12[4,6]	27,100,000		3,501,320
SLM Corp., 8% Sr. Nts., 3/25/20	5,270,000		5,237,431
TMX Finance LLC/TitleMax Finance Corp., 13.25% Sr. Sec. Nts., 7/15/15[2]	9,010,000		9,877,213

			18,615,964

Diversified Financial Services—0.7%
Autopistas del Nordeste Cayman Ltd., 9.39% Nts., 1/15/26[2]	10,508,362		9,299,901
BA Covered Bond Issuer, 4.25% Sec. Nts., 4/5/17	1,630,000	EUR	2,328,620
Banco Invex SA, 28.62% Mtg.-Backed Certificates, Series 062U, 3/13/34[1,15]	17,962,375	MXN	5,127,584
BM&F BOVESPA SA, 5.50% Sr. Unsec. Nts., 7/16/20[2]	6,070,000		6,492,332
Cloverie plc, 4.541% Sec. Nts., Series 2005-93, 12/20/10[1]	6,900,000		6,598,470
GMAC LLC, 8% Sr. Unsec. Nts., 11/1/31	13,840,000		14,912,600
ING Groep NV, 5.775% Jr. Unsec. Sub. Perpetual Bonds[14]	2,820,000		2,545,050
JPMorgan Hipotecaria su Casita:
7.555% Sec. Nts., 8/26/35[5]	20,232,960	MXN	1,462,640
27.067% Mtg.-Backed Certificates, Series 06U, 9/25/35[1]	8,894,488	MXN	1,496,670
Tiers-BSP, 0%/8.60% Collateralized Trust, Cl. A, 6/15/97[2,16]	12,450,000		7,592,919
TNK-BP Finance SA, 7.25% Sr. Unsec. Unsub. Bonds, 2/2/20[2]	1,700,000		1,863,625
Universal City Development Partners Ltd., 8.875% Sr. Unsec. Nts., 11/15/15	6,260,000		6,486,925

			66,207,336

Insurance—0.1%
International Lease Finance Corp.:
5.875% Unsec. Unsub. Nts., 5/1/13	3,505,000		3,522,525
8.625% Sr. Nts., 9/15/15[2]	6,140,000		6,585,150
8.875% Sr. Unsec. Nts., 9/1/17	1,125,000		1,220,625

			11,328,300

Real Estate Management & Development—0.3%
Realogy Corp., 10.50% Sr. Unsec. Nts., 4/15/14	16,790,000		14,355,450
Wallace Theater Holdings, Inc., 12.50% Sr. Sec. Nts., 6/15/13[1,5]	8,465,000		8,507,325

			22,862,775

	Principal
	Amount		Value

Thrifts & Mortgage Finance—0.2%
Banco Hipotecario SA, 9.75% Sr. Unsec. Nts., 4/27/16[2]	$2,715,000		$2,782,875
WM Covered Bond Program:
3.875% Sec. Nts., Series 1, 9/27/11	1,678,000	EUR	2,332,734
4% Sec. Mtg. Nts., Series 2, 9/27/16	10,420,000	EUR	14,799,642
4.375% Sec. Nts., 5/19/14	1,135,000	EUR	1,633,254

			21,548,505

Health Care—1.7%
Health Care Equipment & Supplies—0.4%
Accellent, Inc., 10.50% Sr. Unsec. Sub. Nts., 12/1/13	5,925,000		6,013,875
Alere, Inc., 8.625% Sr. Sub. Nts., 10/1/18[2]	3,940,000		4,008,950
Biomet, Inc.:
10.375% Sr. Unsec. Nts., 10/15/17[13]	7,605,000		8,479,575
11.625% Sr. Unsec. Sub. Nts., 10/15/17	8,731,000		9,767,806
Inverness Medical Innovations, Inc., 7.875% Sr. Unsec. Unsub. Nts., 2/1/16	3,160,000		3,246,900
Universal Hospital Services, Inc., 8.50% Sr. Sec. Nts., 6/1/15[13]	4,815,000		4,869,169

			36,386,275

Health Care Providers & Services—1.1%
Apria Healthcare Group, Inc.:
11.25% Sr. Sec. Nts., 11/1/14	2,830,000		3,127,150
12.375% Sr. Sec. Nts., 11/1/14	5,740,000		6,414,450
Capella Healthcare, Inc., 9.25% Sr. Unsec. Nts., 7/1/17[2]	1,475,000		1,581,938
Catalent Pharma Solutions, Inc., 10.224% Sr. Unsec. Nts., 4/15/15[13]	5,103,831		5,180,388
Gentiva Health Services, Inc., 11.50% Sr. Unsec. Unsub. Nts., 9/1/18[2]	8,875,000		9,518,438
HCA, Inc., 6.375% Nts., 1/15/15	10,640,000		10,666,600
HEALTHSOUTH Corp.:
7.25% Sr. Unsec. Nts., 10/1/18[9]	5,640,000		5,766,900
7.75% Sr. Unsec. Nts., 9/15/22[9]	3,950,000		3,989,500
10.75% Sr. Unsec. Nts., 6/15/16	4,550,000		5,010,688
inVentiv Health, Inc., 10% Sr. Unsec. Nts., 8/15/18[2]	4,140,000		4,124,475
LifePoint Hospitals, Inc., 6.625% Sr. Unsec. Nts., 10/1/20[2]	1,120,000		1,145,200
Multiplan, Inc., 9.875% Sr. Nts., 9/1/18[2]	7,115,000		7,452,963
OnCure Holdings, Inc., 11.75% Sr. Sec. Nts., 5/15/17[2]	4,070,000		3,764,750
Radiation Therapy Services, Inc., 9.875% Sr. Sub. Nts., 4/15/17[2]	3,780,000		3,751,650
Select Medical Corp., 7.625% Sr. Unsec. Sub. Nts., 2/1/15	10,371,000		10,176,544
UHS Escrow Corp., 7% Sr. Nts., 10/1/18[5]	1,130,000		1,163,900
US Oncology Holdings, Inc., 6.737% Sr. Unsec. Nts., 3/15/12[1,13]	4,190,000		3,990,975
US Oncology, Inc., 9.125% Sr. Sec. Nts., 8/15/17	4,580,000		4,877,700
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8% Sr. Nts., 2/1/18	5,940,000		6,058,800

			97,763,009

	Principal
	Amount	Value

Health Care Technology—0.0%
Merge Healthcare, Inc., 11.75% Sr. Sec. Nts., 5/1/15[2]	$2,345,000	$2,409,488

Pharmaceuticals—0.2%
DJO Finance LLC/DJO Finance Corp., 10.875% Sr. Unsec. Nts., 11/15/14	6,075,000	6,636,938
Valeant Pharmaceuticals International:
6.75% Sr. Nts., 10/1/17[2]	565,000	577,713
7% Sr. Nts., 10/1/20[2]	565,000	579,125
Warner Chilcott Co. LLC, 7.75% Sr. Nts., 9/15/18[2]	12,615,000	13,024,988

		20,818,764

Industrials—3.4%
Aerospace & Defense—0.6%
BE Aerospace, Inc., 6.875% Sr. Nts., 1/1/20[9]	2,255,000	2,311,375
DynCorp International, Inc., 10.375% Sr. Unsec. Nts., 7/1/17[2]	15,780,000	15,780,000
Hawker Beechcraft Acquisition Co. LLC, 8.50% Sr. Unsec. Nts., 4/1/15	16,745,000	12,998,306
Kratos Defense & Security Solutions, Inc., 10% Sr. Sec. Nts., 6/1/17	4,735,000	5,042,775
Triumph Group, Inc., 8.625% Sr. Unsec. Nts., 7/15/18	14,065,000	15,190,200

		51,322,656

Airlines—0.3%
American Airlines, Inc., 10.50% Sr. Sec. Nts., 10/15/12[2]	2,830,000	3,070,550
Delta Air Lines, Inc., 12.25% Sr. Sec. Nts., 3/15/15[2]	17,060,000	18,936,600
United Air Lines, Inc., 12% Sr. Sec. 2nd Lien Nts., 11/1/13[2]	2,245,000	2,491,950

		24,499,100

Building Products—0.4%
AMH Holdings, Inc., 11.25% Sr. Unsec. Nts., 3/1/14	14,670,000	15,403,500
Goodman Global Group, Inc., 11.71% Sr. Unsec. Nts., 12/15/14[12]	9,155,000	5,904,975
Ply Gem Industries, Inc., 13.125% Sr. Unsec. Sub. Nts., 7/15/14	14,545,000	14,890,444

		36,198,919
Commercial Services & Supplies—0.3%
Affinion Group Holdings, Inc., 11.625% Sr. Nts., 11/15/15[5,9]	6,770,000	6,961,816
American Pad & Paper Co., 13% Sr. Sub. Nts., Series B, 11/15/05[4,6]	3,462,000	—
West Corp.:
8.625% Sr. Unsec. Nts., 10/1/18[5,9]	2,815,000	2,874,819
9.50% Sr. Unsec. Nts., 10/15/14	16,300,000	17,135,375

		26,972,010

Construction & Engineering—0.3%
IIRSA Norte Finance Ltd., 8.75% Sr. Nts., 5/30/24[2]	15,572,662	18,064,288

	Principal
	Amount		Value

Construction & Engineering Continued
Odebrecht Finance Ltd.:
7% Sr. Unsec. Nts., 4/21/20[2]	$3,020,000		$3,246,500
9.625% Sr. Unsec. Nts., 4/9/14[5]	1,670,000		1,970,600

			23,281,388

Industrial Conglomerates—0.1%
Sequa Corp., 11.75% Sr. Unsec. Nts., 12/1/15[2]	9,440,000		10,006,400
Machinery—0.4%
ArvinMeritor, Inc., 10.625% Sr. Unsec. Nts., 3/15/18	12,065,000		13,422,313
Cleaver-Brooks, Inc., 12.25% Sr. Sec. Nts., 5/1/16[2]	9,350,000		9,688,938
Mueller Water Products, Inc., 8.75% Sr. Unsec. Unsub. Nts., 9/1/20[2]	1,480,000		1,561,400
Terex Corp., 8% Sr. Unsec. Sub. Nts., 11/15/17	15,105,000		15,199,406

			39,872,057

Marine—0.1%
Marquette Transportation Co., 10.875% Sr. Sec. Nts., 1/15/17[2]	8,170,000		8,374,250
Navios Maritime Holdings, Inc., 8.875% Nts., 11/1/17[2]	2,435,000		2,581,100

			10,955,350

Professional Services—0.2%
Altegrity, Inc., 10.50% Sr. Unsec. Sub. Nts., 11/1/15[2]	11,398,000		11,355,258
FTI Consulting, Inc., 6.75% Sr. Nts., 10/1/20[2]	5,635,000		5,705,438
TransUnion LLC/TransUnion Financing Corp., 11.375% Sr. Unsec. Nts., 6/15/18[2]	2,355,000		2,690,588

			19,751,284

Road & Rail—0.5%
Avis Budget Car Rental LLC:
7.625% Sr. Unsec. Unsub. Nts., 5/15/14	4,495,000		4,584,900
9.625% Sr. Unsec. Unsub. Nts., 3/15/18	1,170,000		1,243,125
Hertz Corp., 7.50% Sr. Unsec. Nts., 10/15/18[2]	16,910,000		16,994,550
Kazakhstan Temir Zholy Finance BV, 6.375% Sr. Unsec. Nts., 10/6/20[5,9]	3,000,000		3,114,375
Panama Canal Railway Co., 7% Sr. Sec. Nts., 11/1/26[2]	5,629,920		4,898,030
Transnet Ltd., 10.80% Sr. Unsec. Nts., 11/6/23	18,000,000	ZAR	2,896,992
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15[2]	14,889,000		14,386,496

			48,118,468

Trading Companies & Distributors—0.2%
Ashtead Capital, Inc., 9% Nts., 8/15/16[5]	3,445,000		3,582,800
Ashtead Holdings plc, 8.625% Sr. Sec. Nts., 8/1/15[2]	2,780,000		2,877,300
RSC Equipment Rental, Inc., 10% Sr. Sec. Nts., 7/15/17[2]	1,525,000		1,704,188

	Principal
	Amount	Value

Trading Companies & Distributors Continued
RSC Equipment Rental, Inc./RSC Holdings III LLC, 9.50% Sr. Unsec. Nts., 12/1/14	$3,500,000	$3,644,375
United Rentals North America, Inc., 9.25% Sr. Unsec. Unsub. Nts., 12/15/19	3,305,000	3,594,188

		15,402,851

Information Technology—1.5%
Computers & Peripherals—0.1%
CDW LLC/CDW Finance Corp., 11% Sr. Unsec. Nts., 10/12/15[5]	4,970,000	4,970,000
Electronic Equipment & Instruments—0.3%
RBS Global, Inc./Rexnord Corp., 11.75% Sr. Unsec. Sub. Nts., 8/1/16	14,815,000	15,926,125
Sanmina-SCI Corp., 8.125% Sr. Sub. Nts., 3/1/16	8,535,000	8,791,050

		24,717,175

Internet Software & Services—0.2%
Bankrate, Inc., 11.75% Sr. Sec. Nts., 7/15/15[2]	5,910,000	6,353,250
Telcordia Technologies, Inc., 11% Sr. Sec. Nts., 5/1/18[2]	9,985,000	9,847,706

		16,200,956

IT Services—0.3%
Ceridian Corp., 11.25% Sr. Unsec. Nts., 11/15/15	6,335,000	5,875,713
First Data Corp.:
8.875% Sr. Sec. Nts., 8/15/20[2]	8,875,000	9,252,188
9.875% Sr. Unsec. Nts., 9/24/15	21,160,000	17,404,100

		32,532,001

Semiconductors & Semiconductor Equipment—0.6%
Advanced Micro Devices, Inc., 7.75% Sr. Unsec. Nts., 8/1/20[2]	5,015,000	5,203,063
Amkor Technology, Inc., 7.375% Sr. Unsec. Nts., 5/1/18[2]	5,325,000	5,418,188
Freescale Semiconductor, Inc.:
9.25% Sr. Sec. Nts., 4/15/18[2]	6,025,000	6,296,125
10.75% Sr. Unsec. Nts., 8/1/20[2]	16,865,000	16,991,488
NXP BV/NXP Funding LLC:
7.875% Sr. Sec. Nts., 10/15/14	6,090,000	6,333,600
9.50% Sr. Unsec. Unsub. Nts., 10/15/15	11,110,000	11,415,525
9.75% Sr. Sec. Nts., 8/1/18[2]	4,145,000	4,435,150

		56,093,139

Materials—3.3%
Chemicals—1.0%
Braskem Finance Ltd., 7.25% Sr. Unsec. Nts., 6/5/18[2]	11,215,000	12,140,238
Braskem SA, 7% Sr. Unsec. Nts., 5/7/20[2]	4,100,000	4,351,125

	Principal
	Amount	Value

Chemicals Continued
Celanese US Holdings LLC, 6.625% Sr. Unsec. Nts., 10/15/18[2]	$2,820,000	$2,890,500
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875% Sr. Sec. Nts., 2/1/18	19,965,000	19,665,525
Huntsman International LLC:
7.375% Sr. Unsub. Nts., 1/1/15	19,234,000	19,618,680
8.625% Sr. Sub. Nts., 3/15/21[2]	1,130,000	1,175,200
Momentive Performance Materials, Inc., 11.50% Sr. Unsec. Sub. Nts., 12/1/16	16,030,000	16,110,150
PolyOne Corp., 7.375% Sr. Unsec. Nts., 9/15/20	1,130,000	1,168,138
Rhodia SA, 6.875% Sr. Nts., 9/15/20[2]	7,305,000	7,487,625
Vertellus Specialties, Inc., 9.375% Sr. Sec. Nts., 10/1/15[2]	3,375,000	3,510,000

		88,117,181

Construction Materials—0.2%
CEMEX Espana SA, 9.25% Sr. Sec. Nts., 5/12/20[2]	4,134,000	3,896,295
CEMEX Finance LLC, 9.50% Sr. Sec. Bonds, 12/14/16[2]	4,545,000	4,595,904
Rearden G Holdings Eins GmbH, 7.875% Sr. Unsec. Nts., 3/30/20[2]	3,640,000	3,913,000

		12,405,199

Containers & Packaging—0.3%
Berry Plastics Holding Corp., 8.875% Sr. Sec. Nts., 9/15/14	16,045,000	15,683,988
Cascades, Inc., 7.75% Sr. Unsec. Nts., 12/18/17	2,415,000	2,529,713
Jefferson Smurfit Corp. (Escrow):
7.50% Sr. Unsec. Unsub. Nts., 6/1/13[4,6]	3,045,000	125,606
8.25% Sr. Unsec. Nts., 10/1/12[4,6]	9,965,000	411,056
Smurfit-Stone Container Corp. (Escrow):
8% Sr. Unsec. Unsub. Nts., 3/15/17[4,6]	5,915,000	243,994
8.375% Sr. Nts., 7/1/12[4,6]	3,060,000	126,225
Solo Cup Co., 8.50% Sr. Sub. Nts., 2/15/14	11,690,000	10,111,850

		29,232,432

Metals & Mining—0.6%
CSN Islands XI Corp., 6.875% Sr. Unsec. Nts., 9/21/19[2]	2,700,000	2,983,500
Edgen Murray Corp., 12.25% Sr. Sec. Nts., 1/15/15	11,605,000	8,442,638
Steel Capital SA for OAO Severstal, 9.75% Sec. Nts., 7/29/13[2]	13,810,000	15,301,480
Vedanta Resources plc, 9.50% Sr. Unsec. Nts., 7/18/18[2]	28,320,000	30,727,200

		57,454,818

Paper & Forest Products—1.2%
ABI Escrow Corp., 10.25% Sr. Sec. Nts., 10/15/18[2,9]	8,415,000	8,604,338

	Principal
	Amount	Value

Paper & Forest Products Continued
Abitibi-Consolidated Co. of Canada:
6% Sr. Unsec. Unsub. Nts., 6/20/13[4,6]	$6,665,000	$883,113
7.75% Sr. Unsec. Bonds, 8/1/30[4,6]	6,255,000	828,788
8.375% Sr. Unsec. Sub. Nts., 4/1/15[4,6]	6,665,000	883,113
Abitibi-Consolidated, Inc., 8.85% Unsec. Bonds, 8/1/30[4,6]	3,335,000	433,550
Ainsworth Lumber Co. Ltd., 11% Sr. Unsec. Unsub. Nts., 7/29/15[2,6,13]	11,837,874	10,091,788
Appleton Papers, Inc., 10.50% Sr. Sec. Nts., 6/15/15[2]	19,545,000	18,421,163
Bowater Pulp & Paper Canada, Inc., 10.60% Sr. Unsec. Nts., 1/15/11[4,6]	5,080,000	1,143,000
Bowater, Inc.:
6.50% Sr. Unsec. Nts., 6/15/13[4,6]	10,835,000	2,993,169
9% Sr. Unsec. Nts., 8/1/09[4,6]	2,780,000	771,450
Catalyst Paper Corp., 11% Sr. Sec. Nts., 12/15/16[2]	13,504,000	11,039,520
Grupo Papelero Scribe SA, 8.875% Sr. Nts., 4/7/20[2]	4,545,000	4,431,375
NewPage Corp., 11.375% Sr. Sec. Nts., 12/31/14	23,545,000	21,425,950
Suzano Trading Ltd., 5.875% Sr. Unsec. Nts., 1/23/21[2]	2,105,000	2,115,525
Verso Paper Holdings LLC:
9.125% Sr. Sec. Nts., 8/1/14	8,070,000	8,130,525
11.375% Sr. Unsec. Sub. Nts., Series B, 8/1/16	18,025,000	16,290,094

		108,486,461

Telecommunication Services—2.3%
Diversified Telecommunication Services—1.4%
Axtel SAB de CV, 9% Sr. Unsec. Nts., 9/22/19[2]	9,115,000	8,454,163
Broadview Networks Holdings, Inc., 11.375% Sr. Sec. Nts., 9/1/12	4,815,000	4,742,775
Cincinnati Bell, Inc.:
8.25% Sr. Nts., 10/15/17	4,585,000	4,653,775
8.75% Sr. Unsec. Sub. Nts., 3/15/18	7,505,000	7,354,900
Global Crossing Ltd., 12% Sr. Sec. Nts., 9/15/15	8,970,000	10,180,950
Intelsat Bermuda Ltd.:
11.25% Sr. Unsec. Nts., 2/4/17	9,320,000	10,030,650
11.50% Sr. Unsec. Nts., 2/4/17[13]	5,100,000	5,552,625
Intelsat Jackson Holdings SA, 7.25% Sr. Unsec. Nts., 10/15/20[2]	2,810,000	2,838,100
ITC DeltaCom, Inc., 10.50% Sr. Sec. Nts., 4/1/16	16,665,000	17,019,131
Level 3 Financing, Inc., 9.25% Sr. Unsec. Unsub. Nts., 11/1/14	17,794,000	16,815,330
PAETEC Holding Corp., 9.50% Sr. Unsec. Unsub. Nts., 7/15/15	19,915,000	20,412,875
Telemar Norte Leste SA, 5.50% Sr. Unsec. Nts., 10/23/20[2]	15,409,000	15,678,658
Windstream Corp., 8.125% Sr. Unsec. Unsub. Nts., 9/1/18[2]	4,845,000	5,038,800

		128,772,732

	Principal
	Amount		Value

Wireless Telecommunication Services—0.9%
America Movil SAB de CV:
6.125% Sr. Unsec. Unsub. Nts., 3/30/40	$6,060,000		$6,775,268
8.46% Sr. Unsec. Unsub. Bonds, 12/18/36	42,300,000	MXN	3,395,033
Cricket Communications, Inc., 9.375% Sr. Unsec. Nts., 11/1/14	19,380,000		20,155,200
MetroPCS Wireless, Inc., 7.875% Sr. Unsec. Nts., 9/1/18	20,045,000		20,746,575
MTS International Funding Ltd., 8.625% Sr. Unsec. Nts., 6/22/20[2]	6,090,000		7,003,500
Teligent, Inc., 11.50% Sr. Nts., 12/1/08[4,6]	5,135,000		—
VIP Finance Ireland Ltd., 9.125% Bonds, 4/30/18[2]	17,250,000		19,820,250

			77,895,826

Utilities—2.5%
Electric Utilities—1.5%
Centrais Eletricas Brasileiras SA, 6.875% Sr. Unsec. Unsub. Nts., 7/30/19[2]	5,600,000		6,636,000
Edison Mission Energy, 7% Sr. Unsec. Nts., 5/15/17	14,520,000		10,563,300
Empresas Publicas de Medellin ESP, 7.625% Sr. Unsec. Nts., 7/29/19[2]	5,140,000		6,168,000
Energy Future Intermediate Holding Co. LLC, 10% Sr. Sec. Nts., 12/1/20	10,704,000		10,674,992
Eskom Holdings Ltd.:
9.25% Bonds, Series ES18, 4/20/18	38,000,000	ZAR	5,874,404
10% Nts., Series ES23, 1/25/23	116,000,000	ZAR	18,409,946
Israel Electric Corp. Ltd., 7.25% Nts., 1/15/19[2]	17,680,000		20,034,994
Majapahit Holding BV:
7.25% Nts., 10/17/11[2]	3,910,000		4,129,742
7.75% Nts., 10/17/16[2]	8,820,000		10,363,500
8% Sr. Unsec. Nts., 8/7/19[2]	4,000,000		4,860,000
National Power Corp., 5.875% Unsec. Unsub. Bonds, 12/19/16	421,000,000	PHP	9,692,162
Texas Competitive Electric Holdings Co. LLC:
10.25% Sr. Unsec. Nts., Series A, 11/1/15	38,285,000		25,268,100
10.25% Sr. Unsec. Nts., Series B, 11/1/15	6,290,000		4,151,400
TGI International Ltd., 9.50% Nts., 10/3/17[2]	5,268,000		6,005,520

			142,832,060

Energy Traders—1.0%
Colbun SA, 6% Sr. Unsec. Nts., 1/21/20[2]	5,760,000		6,096,142
Dynegy Holdings, Inc., 8.375% Sr. Unsec. Nts., 5/1/16	11,945,000		9,376,825
Energy Future Holdings Corp., 10% Sr. Sec. Nts., 1/15/20[2]	11,295,000		11,268,366
Foresight Energy LLC, 9.625% Sr. Unsec. Nts., 8/15/17[2]	20,035,000		20,736,225
GenOn Escrow Corp.:
9.50% Sr. Unsec. Nts., 10/15/18[5,9]	5,635,000		5,451,863
9.875% Sr. Nts., 10/15/20[5,9]	5,630,000		5,418,875
Power Sector Assets & Liabilities Management Corp.:
7.25% Sr. Gtd. Unsec. Nts., 5/27/19[2]	4,920,000		5,977,800
7.39% Sr. Gtd. Unsec. Nts., 12/2/24[2]	4,370,000		5,396,950

	Principal
	Amount	Value

Energy Traders Continued
PT Cikarang Listindo/Listindo Capital BV, 9.25% Sr. Nts., 1/29/15[2]	$4,240,000	$4,813,977
United Maritime Group LLC, 11.75% Sr. Sec. Nts., 6/15/15	13,913,000	14,017,348

		88,554,371

Total Corporate Bonds and Notes (Cost $2,651,494,481)		2,722,632,273

	Shares

Preferred Stocks—0.4%
Ally Financial, Inc., 7%, Non-Vtg.[2]	23,849	21,881,458
AmeriKing, Inc., 13% Cum. Sr. Exchangeable, Non-Vtg.[6,13]	338,141	—
Citigroup Capital XIII, 7.875%[6]	45,141	1,151,998
Eagle-Picher Holdings, Inc., 11.75% Cum. Exchangeable, Series B, Non-Vtg.[6]	44,000	—
Greektown Holdings LLC, Preferred[6,17]	109,250	11,580,500
ICG Holdings, Inc., 14.25% Exchangeable, Non-Vtg.[6,13]	5,816	—

Total Preferred Stocks (Cost $46,950,468)		34,613,956

Common Stocks—0.8%
American Media, Inc.[5,6]	10,986	1
Arco Capital Corp. Ltd.[5,6,17]	2,494,716	7,484,148
Charter Communications, Inc., Cl. A6	418,968	13,616,460
Dana Holding Corp.[6]	426,405	5,253,310
Global Aviation Holdings, Inc.[6]	32	32,000
Greektown Superholdings, Inc. [6,17]	8,267	731,630
Kaiser Aluminum Corp.	2,405	102,910
MHP SA, GDR[2,6]	243,656	3,691,388
Orbcomm, Inc.[6]	30,391	68,988
Premier Holdings Ltd.[6]	799,833	—
Smurfit-Stone Container Corp.[6]	1,063,015	19,527,586
Solutia, Inc.[6]	691,398	11,076,196
Sprint Nextel Corp.[6]	2,352,914	10,893,992
USA Mobility, Inc.	44	705
Visteon Corp.[6]	180,703	5,003,666

Total Common Stocks (Cost $109,118,488)		77,482,980

	Units

Rights, Warrants and Certificates—0.0%
ASG Consolidated LLC/American Seafoods Group Wts., Strike Price $0.01, 5/15/18[2,6]	15,975	1,757,250
Global Aero Logistics, Inc. Wts., Strike Price $10, Exp. 2/28/11[6]	4,020	40

Total Rights, Warrants and Certificates (Cost $838,092)		1,757,290

	Principal
	Amount		Value

Structured Securities—7.2%
Barclays Bank plc:
Indonesia (Republic of) Total Return Linked Bonds, 10.50%, 8/19/30	37,140,000,000	IDR	$5,000,168
Indonesia (Republic of) Total Return Linked Bonds, 10.50%, 8/19/30	49,300,000,000	IDR	6,637,271
Indonesia (Republic of) Total Return Linked Bonds, Series 22, 11%, 9/17/25	36,870,000,000	IDR	5,111,066
Indonesia (Republic of) Total Return Linked Nts., 10%, 9/18/24	13,030,000,000	IDR	1,700,017
Indonesia (Republic of) Total Return Linked Nts., 10%, 9/18/24	29,460,000,000	IDR	3,843,631
Indonesia (Republic of) Total Return Linked Nts., Series 50, 10.50%, 8/19/30	30,680,000,000	IDR	4,130,456
Indonesia (Republic of) Total Return Linked Nts., Series 51, 10.50%, 8/19/30	26,580,000,000	IDR	3,578,472
Indonesia (Republic of) Total Return Linked Nts., Series 51, 11%, 9/17/25	26,580,000,000	IDR	3,684,625
Citigroup Funding, Inc.:
Ghana (Republic of) Credit Linked Bonds, 14%, 3/9/11[1,5]	2,060,000	GHS	1,452,408
Ghana (Republic of) Credit Linked Bonds, Series 1, 13.95%, 12/15/10[1,5,9]	3,280,000	GHS	2,304,747
Indonesia (Republic of) Credit Linked Nts., 10%, 9/19/24	23,000,000,000	IDR	3,000,798
Indonesia (Republic of) Credit Linked Nts., Series 03, 10.50%, 8/19/30	24,990,000,000	IDR	3,364,410
Indonesia (Republic of) Credit Linked Nts., Series 23, 11%, 9/17/25	24,580,000,000	IDR	3,407,377
Indonesia (Republic of) Credit Linked Nts., Series 25, 11%, 9/17/25	46,020,000,000	IDR	6,379,475
Indonesia (Republic of) Credit Linked Nts., Series 52, 10.50%, 8/19/30	32,770,000,000	IDR	4,411,833
Indonesia (Republic of) Credit Linked Nts., Series 55, 10.50%, 8/19/30	46,020,000,000	IDR	6,195,684
Indonesia (Republic of) Total Return Linked Nts., 11%, 9/17/25	28,180,000,000	IDR	3,906,424
Indonesia (Republic of) Total Return Linked Nts., Series 53, 10.50%, 8/19/30	28,180,000,000	IDR	3,793,881
Instituto Costarricense De Eletricidad Total Return Linked Nts., 2.254%, 10/25/11[1]	7,495,000		7,495,000
Kenya (Republic of) Credit Linked Bonds, Series 5, 14%, 3/9/11[9]	4,265,000	GHS	3,007,049
Ukraine (Republic of) Credit Linked Nts., 5.50%, 9/1/15[1]	73,025,000	UAH	7,514,694
Citigroup Global Markets Holdings, Inc.:
Colombia (Republic of) Credit Linked Bonds, 11.25%, 10/25/18[5]	8,155,000,000	COP	5,538,049
Colombia (Republic of) Credit Linked Nts., 13.756%, 2/26/15[5,15]	5,870,000,000	COP	7,105,953
Colombia (Republic of) Credit Linked Nts., Series 01, 13.376%, 2/26/15[5,15]	2,175,000,000	COP	2,632,955
Colombia (Republic of) Credit Linked Nts., Series 02, 13.376%, 2/26/15[5,15]	3,317,000,000	COP	4,015,408
Colombia (Republic of) Total Return Linked Bonds, Series B, 9.25%, 5/15/14	11,585,000,000	COP	7,119,454
Dominican Republic Unsec. Credit Linked Nts., 15%, 3/12/12[5]	182,600,000	DOP	5,167,334
Credit Suisse First Boston International:
Moitk Total Return Linked Nts., 3/30/11[6,20]	196,587,000	RUR	643
Pemex Project Funding Master Total Return Linked Nts., 1.725%, 5/12/11	50,000,000		50,117,677
Russian Oreniz Total Return Linked Nts., 9.24%, 2/24/121	392,355,000	RUR	11,287,432
Vietnam Shipping Industry Group Total Return Linked Nts., 10.50%, 1/19/17	55,679,000,000	VND	1,136,886
Credit Suisse First Boston, Inc. (Nassau Branch), Russian Specialized Construction & Installation Administration Total Return Linked Nts., 5/20/106,20	335,100,000	RUR	1,095
Credit Suisse Group AG, Russian Moscoblgaz Finance Total Return Linked Nts., 9.25%, 6/27/12	269,570,000	RUR	8,163,126

	Principal
	Amount		Value

Structured Securities Continued
Credit Suisse International:
OAO Gazprom Total Return Linked Nts., 13.12%, 6/28/12[1]	85,510,000	RUR	$3,126,700
OAO Gazprom Total Return Linked Nts., 13.12%, 6/28/12[1]	79,950,000	RUR	2,923,397
OAO Gazprom Total Return Linked Nts., 13.12%, 6/28/12[1]	59,420,000	RUR	2,172,711
Deutsche Bank AG:
Arrendadora Capita Corp. SA de CV/Capita Corp. (The) de Mexico SA de CV Credit Linked Nts., 9.09%, 1/5/11	7,763,365	MXN	589,877
Arrendadora Capita Corp. SA de CV/Capita Corp. (The) de Mexico SA de CV Credit Linked Nts., 9.65%, 1/5/11	5,115,672	MXN	388,700
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.064%, 4/30/25[5,12]	6,871,626		4,518,324
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.103%, 4/30/25[5,12]	5,932,549		3,945,533
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.138%, 4/30/25[5,12]	5,302,950		3,514,627
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.191%, 4/30/25[5,12]	6,602,603		4,375,996
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.241%, 4/30/25[5,12]	7,535,870		4,994,536
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.269%, 4/30/25[5,12]	6,020,278		3,990,049
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.342%, 4/30/25[5,12]	5,658,804		3,750,476
Coriolanus Ltd. Sec. Credit Linked Nts., 10.343%, 12/31/17[5,15]	50,470,000	BRR	23,279,096
Coriolanus Ltd. Sec. Credit Linked Nts., Series 113, 9%, 4/26/11[1,5]	6,050,000		6,658,025
Indonesia (Republic of) Credit Linked Nts., 10.50%, 8/23/30	57,330,000,000	IDR	7,738,297
Indonesia (Republic of) Credit Linked Nts., 12.80%, 6/22/21	23,160,000,000	IDR	3,562,903
Indonesia (Republic of) Credit Linked Nts., Series 03, 11%, 9/17/25	35,580,000,000	IDR	4,932,241
JSC Gazprom Total Return Linked Nts., 13.12%, 6/28/12[1]	88,460,000	RUR	3,234,857
JSC Gazprom Total Return Linked Nts., 13.12%, 6/28/12[1]	74,280,000	RUR	2,716,314
Opic Reforma I Credit Linked Nts., Cl. 1A, 7.899%, 9/24/14[1,5]	38,400,000	MXN	3,062,273
Opic Reforma I Credit Linked Nts., Cl. 1B, 7.899%, 9/24/14[1,5]	7,680,000	MXN	612,455
Opic Reforma I Credit Linked Nts., Cl. 1C, 7.899%, 9/24/14[1,5]	12,800,000	MXN	1,020,758
Opic Reforma I Credit Linked Nts., Cl. 1D, 7.899%, 9/24/14[1,5]	6,400,000	MXN	510,379
Opic Reforma I Credit Linked Nts., Cl. 1E, 7.899%, 9/24/14[1,5]	8,960,000	MXN	714,530
Opic Reforma I Credit Linked Nts., Cl. 2A, 8.41%, 5/22/15[1,5]	3,664,197	MXN	292,208
Opic Reforma I Credit Linked Nts., Cl. 2B, 8.41%, 5/22/15[1,5]	6,410,601	MXN	511,224
Opic Reforma I Credit Linked Nts., Cl. 2C, 8.41%, 5/22/15[1,5]	96,656,316	MXN	7,708,022
Opic Reforma I Credit Linked Nts., Cl. 2D, 8.41%, 5/22/15[1,5]	7,044,180	MXN	561,750
Opic Reforma I Credit Linked Nts., Cl. 2E, 8.41%, 5/22/15[1,5]	5,117,729	MXN	408,122
Opic Reforma I Credit Linked Nts., Cl. 2F, 8.41%, 5/22/15[1,5]	3,268,436	MXN	260,647
Opic Reforma I Credit Linked Nts., Cl. 2G, 8.41%, 5/22/15[1,5]	601,913	MXN	48,001
Ukraine (Republic of) 5.5 yr. Total Return Linked Nts., 4.05%, 3/1/11	6,160,000		5,539,873
Ukraine (Republic of) 6 yr. Total Return Linked Nts., 4.05%, 8/30/11	6,160,000		4,791,494
Ukraine (Republic of) 6.5 yr. Total Return Linked Nts., 4.05%, 2/29/12	6,160,000		4,380,376
Ukraine (Republic of) 7 yr. Total Return Linked Nts., 4.05%, 8/30/12	6,160,000		3,964,884
United Mexican States Credit Linked Nts., 9.52%, 1/5/11	5,093,531	MXN	387,017
Eirles Two Ltd. Sec. Nts.:
Series 324, 3.664%, 4/30/12[1,5]	15,000,000		12,978,000
Series 335, 2.114%, 4/30/12[1,5]	17,500,000		16,343,250
Goldman Sachs & Co., Turkey (Republic of) Credit Linked Nts., 14.798%, 3/29/17[2,12]	81,020,000	TRY	27,967,036
Goldman Sachs Capital Markets LP, Colombia (Republic of) Credit Linked Nts., 10.479%, 2/8/37[5,12]	245,971,200,000	COP	9,953,263

	Principal
	Amount		Value

Structured Securities Continued
Hallertau SPC Credit Linked Nts.:
Series 2007-01, 2.805%, 12/20/17[1,5]	$24,000,000		$20,640,000
Series 2008-01, 9.878%, 8/2/10[4,5,6,12]	37,994,727	BRR	2,245,551
Series 2008-2A, 6.74%, 9/17/13[1,5]	39,067,500		39,391,760
JPMorgan Chase & Co.:
Colombia (Republic of) Credit Linked Nts., 11%, 7/28/20[5]	4,890,000,000	COP	3,408,166
Indonesia (Republic of) Credit Linked Bonds, Series 04, 11%, 9/17/25[2]	26,580,000,000	IDR	3,684,625
Indonesia (Republic of) Credit Linked Nts., Series 04, 10.50%, 8/19/30[2]	24,990,000,000	IDR	3,364,410
Indonesia (Republic of) Credit Linked Nts., Series 52, 10.50%, 8/19/30[2]	30,680,000,000	IDR	4,130,456
Indonesia (Republic of) Credit Linked Nts., Series 55, 11%, 9/17/25[2]	30,680,000,000	IDR	4,252,984
Indonesia (Republic of) Total Return Linked Nts., 10.50%, 8/19/30[2]	28,180,000,000	IDR	3,793,881
Indonesia (Republic of) Total Return Linked Nts., Series 53, 11%, 9/17/25[2]	28,180,000,000	IDR	3,906,424
JPMorgan Chase & Co. London Branch, Indonesia (Republic of) Credit Linked Nts., 12.80%, 6/17/21	68,130,000,000	IDR	10,414,226
JPMorgan Chase Bank NA:
Export-Import Bank Total Return Linked Bonds, 6.55%, 3/13/13	799,000,000	INR	17,027,315
Indonesia (Republic of) Credit Linked Nts., Series 2, 10.50%, 8/19/30[2]	57,330,000,000	IDR	7,718,352
Indonesia (Republic of) Credit Linked Nts., Series 2, 11%, 9/17/25[2]	22,150,000,000	IDR	3,070,521
Indonesia (Republic of) Credit Linked Nts., Series 3, 11%, 9/17/25[2]	44,300,000,000	IDR	6,141,042
Indonesia (Republic of) Credit Linked Nts., Series 5, 10.50%, 8/19/30[2]	54,415,000,000	IDR	7,325,905
Russian Federation Credit Linked Bonds, 10%, 9/30/11[1,2]	244,200,000	RUR	8,463,076
Lehman Brothers Treasury Co. BV, Microvest Capital Management LLC Credit Linked Nts., 7.55%, 5/24/12[5]	9,637,197		7,156,582
Merrill Lynch, Colombia (Republic of) Credit Linked Nts., 10%, 11/17/16[5]	7,928,000,000	COP	4,418,258
Morgan Stanley:
Peru (Republic of) Credit Linked Nts., 6.25%, 3/23/17[2]	15,932,000	PEN	4,732,738
Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%, 8/22/34	257,935,070	RUR	4,152,154
Morgan Stanley & Co. International Ltd./Red Arrow International Leasing plc Total Return Linked Nts., Series A, 8.375%, 7/10/12	54,445,588	RUR	1,845,229
Morgan Stanley Capital Services, Inc.:
Brazil (Federal Republic of) Credit Linked Nts., 12.561%, 1/5/22[2,12]	113,353,000	BRR	9,544,162
Ukraine (Republic of) Credit Linked Nts., 2.256%, 10/15/17[1,5]	9,480,000		7,868,400
Ukraine (Republic of) Credit Linked Nts., Series 2, 3.126%, 10/15/17[1,5]	5,400,000		4,482,000
United Mexican States Credit Linked Nts., 5.64%, 11/20/15[5]	300,000		270,360
WTI Trading Ltd. Total Return Linked Nts., Series A, 15%, 3/8/12	23,426,370		23,370,146
WTI Trading Ltd. Total Return Linked Nts., Series C, 15%, 3/8/12	35,053,211		34,962,073
Standard Bank Group Ltd.:
Ghana (Republic of) Credit Linked Bonds, 10.915%, 3/23/11[5,12]	6,460,000	GHS	4,306,159
Ghana (Republic of) Credit Linked Bonds, 12.684%, 11/24/10[5,12]	5,140,000	GHS	3,546,780
Ghana (Republic of) Credit Linked Bonds, Series 02, 12.606%, 1/5/11[5,12]	2,600,000	GHS	1,767,453
Standard Charter Bank, Kenya (Republic of) Credit Linked Bonds, 14%, 3/9/11[1,5,9]	2,850,000	GHS	2,015,517

	Principal
	Amount		Value

Structured Securities Continued
UBS AG, Ghana (Republic of) Credit Linked Nts., 14.47%, 12/28/11[5]	4,821,752	GHS	$3,442,900

Total Structured Securities (Cost $696,357,197)			651,493,324

Event-Linked Bonds—1.3%
Akibare Ltd. Catastrophe Linked Nts., Cl. A, 3.289%, 5/22/12[1,2]	5,516,000		5,530,342
Atlas V Capital Ltd. Catastrophe Linked Nts., Series 2, 12.033%, 2/24/12[1,2]	2,356,000		2,519,506
Blue Fin Ltd. Catastrophe Linked Nts., 9.25%, 5/28/13[1,2]	1,608,000		1,616,844
Caelus Re II Ltd. Catastrophe Linked Nts., 6.50%, 5/24/13[1,2]	2,153,000		2,187,965
East Lane Re II Ltd. Catastrophe Linked Nts., 15.033%, 4/7/11[1,2]	5,761,000		5,856,921
East Lane Re III Ltd. Catastrophe Linked Nts., 10.783%, 3/16/12[1,2]	8,620,000		9,135,476
Fhu-Jin Ltd. Catastrophe Linked Nts., Cl. B, 4.354%, 8/10/11[1,2]	7,627,000		7,751,320
Foundation Re III Ltd. Catastrophe Linked Nts., Series 1-A, 5.75%, 2/3/14[1,2]	2,343,000		2,350,263
Lodestone Re Ltd. Catastrophe Linked Nts., Series CLA, 6.395%, 5/17/13[1,2]	2,398,000		2,394,883
Longpoint Re Ltd. Catastrophe Linked Nts.:
5.40%, 12/18/13[1,2]	4,069,000		4,082,428
5.40%, 12/24/12[1,2]	3,415,000		3,429,343
Merna Reinsurance II Ltd. Catastrophe Linked Nts., 3.65%, 4/8/13[1,2]	3,955,000		3,998,901
Midori Ltd. Catastrophe Linked Nts., 3.276%, 10/24/12[1,2]	6,696,000		6,668,546
Multicat Mexico 2009 Ltd. Catastrophe Linked Nts.:
10.25%, 10/19/12[1,2]	1,279,000		1,338,474
11.50%, 10/19/12[1,2]	3,826,000		4,065,890
Muteki Ltd. Catastrophe Linked Nts., 4.776%, 5/24/11[1,2]	5,750,000		5,745,400
Redwood Capital XI Ltd. Catastrophe Linked Nts., 6.25%, 1/10/11[1,2]	2,854,000		2,867,870
Residential Reinsurance 2007 Ltd. Catastrophe Linked Nts., Series CL2, 11.797%, 6/6/11[1,2]	7,265,000		7,569,404
Residential Reinsurance Ltd. Catastrophe Linked Nts.:
6.725%, 6/6/13[1,2]	3,434,000		3,514,768
9.025%, 6/6/13[1,2]	2,036,000		2,096,164
13.125%, 6/6/13[1,2]	2,036,000		2,110,049
13.125%, 6/6/13[1,2]	3,434,000		3,550,413
Successor X Ltd. Catastrophe Linked Nts.:
14.017%, 12/9/10[2,12]	1,463,000		1,412,380
24.096%, 12/9/10[2,12]	2,012,000		1,891,481
16.75%, 4/4/13[1,2]	3,612,000		3,231,295
Vega Capital Ltd. Catastrophe Linked Nts., Series D, 0%, 6/24/11[2,12]	12,045,000		21,816,506

Total Event-Linked Bonds (Cost $108,033,499)			118,732,832

	Expiration	Strike
	Date	Price		Contracts	Value

Options Purchased—0.3%
South Korean Won (KRW) Put[6]	11/29/10	12.250	JPY	550,000,000	$7,585
South Korean Won (KRW) Put[6]	11/29/10	12.440	JPY	550,000,000	13,472
South Korean Won (KRW) Put[6]	11/29/10	12.200	JPY	586,000,000	6,367
South Korean Won (KRW) Put[6]	11/29/10	11.955	JPY	586,000,000	3,201
South Korean Won (KRW) Put[6]	11/29/10	12.050	JPY	586,000,000	3,931
U.S. Treasury Long Bonds Futures, 20 yr., 12/21/10 Call[6]	11/26/10	136.000		8,503	15,809,628
U.S. Treasury Nts. Futures, 10 yr., 12/21/10 Call[6]	11/26/10	126.000		4,436	6,168,702
U.S. Treasury Nts. Futures, 10 yr., 12/21/10 Call[6]	11/26/10	126.500		4,436	5,128,903

Total Options Purchased (Cost $29,445,507)					27,141,789

	Shares

Investment Companies—18.0%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.24%[17,18]	415,669,338	415,669,338
Oppenheimer Master Event-Linked Bond Fund, LLC[17]	3,292,391	36,322,646
Oppenheimer Master Loan Fund, LLC[17]	105,623,787	1,177,058,419

Total Investment Companies (Cost $1,618,679,381)		1,629,050,403

Total Investments, at Value (Cost $9,209,391,186)	102.8%	9,310,072,472
Liabilities in Excess of Other Assets	(2.8)	(254,452,762)

Net Assets	100.0%	$9,055,619,710

Footnotes to Statement of Investments
Principal amount and strike price in U.S. Dollars, except for those denoted in the following currencies:

AUD	Australian Dollar

BRR	Brazilian Real

CAD	Canadian Dollar

COP	Colombian Peso

DKK	Danish Krone

DOP	Dominican Republic Peso

EGP	Egyptian Pound

EUR	Euro

GBP	British Pound Sterling

GHS	Ghana Cedi

HUF	Hungarian Forint

IDR	Indonesia Rupiah

ILS	Israeli Shekel

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Nuevo Peso

MYR	Malaysian Ringgit

NOK	Norwegian Krone

NZD	New Zealand Dollar

PEN	Peruvian New Sol

PHP	Philippines Peso

PLZ	Polish Zloty

RUR	Russian Ruble

SEK	Swedish Krona

TRY	New Turkish Lira

UAH	Ukraine Hryvnia

VND	Vietnam Dong

ZAR	South African Rand

1.	Represents the current interest rate for a variable or increasing rate security.

2.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $2,045,881,086 or 22.59% of the Fund’s net assets as of September 30, 2010.

3.	All or a portion of the security position was acquired, and has been pledged as collateral, in connection with the Fund’s participation in the Term Asset-Backed Securities Loan Facility program (the “TALF Program”) operated by the Federal Reserve Bank of New York. In the aggregate, the period end value of assets purchased in connection with the TALF Program constitute 2.92% of the Fund’s net assets, all of which are asset-backed securities. See Note 1 of the accompanying Notes.

4.	Issue is in default. See Note 1 of the accompanying Notes.

5.	Restricted security. The aggregate value of restricted securities as of September 30, 2010 was $410,488,102, which represents 4.53% of the Fund’s net assets. See Note 6 of the accompanying Notes. Information concerning restricted securities is as follows:

				Unrealized
	Acquisition			Appreciation
Security	Dates	Cost	Value	(Depreciation)

Affinion Group Holdings, Inc., 11.625% Sr. Nts., 11/15/15	9/30/10	$6,671,835	$6,961,816	$289,981
American Media, Inc.	2/2/09	243,381	1	(243,380)
American Media Operations, Inc., 9% Sr. Unsec. Nts., 5/1/13	1/29/09-4/30/10	2,157	2,306	149
Arco Capital Corp. Ltd.	2/27/07	37,420,740	7,484,148	(29,936,592)
Ashtead Capital, Inc., 9% Nts., 8/15/16	8/01/06-4/20/10	3,468,413	3,582,800	114,387
Banco Cruzeiro do Sul SA, 8.875% Sub. Nts., 9/22/20	9/15/10	2,975,610	3,146,250	170,640
Banco de Credito del Peru, 5.375% Sr. Nts., 9/16/20	9/9/10	4,479,359	4,557,350	77,991
Banco do Brasil SA, 5.375% Unsec. Sub. Nts., 1/15/21	9/28/10	5,363,064	5,406,750	43,686
CDW LLC/CDW Finance Corp., 11% Sr. Unsec. Nts., 10/12/15	9/30/10	5,032,125	4,970,000	(62,125)
Chaparral Energy, Inc., 9.875% Sr. Nts., 10/1/20	9/13/10-9/16/10	10,014,783	10,337,700	322,917
Citigroup Funding, Inc., Ghana (Republic of) Credit Linked Bonds, 14%, 3/9/11	8/5/10	1,448,887	1,452,408	3,521
Citigroup Funding, Inc., Ghana (Republic of) Credit Linked Bonds, Series 1, 13.95%, 12/15/10	2/11/10	2,287,801	2,304,747	16,946
Citigroup Global Markets Holdings, Inc., Colombia (Republic of) Credit Linked Bonds, 11.25%, 10/25/18	12/9/08	3,440,058	5,538,049	2,097,991
Citigroup Global Markets Holdings, Inc., Colombia (Republic of) Credit Linked Nts., 13.756%, 2/26/15	7/18/08	5,195,445	7,105,953	1,910,508
Citigroup Global Markets Holdings, Inc., Colombia (Republic of) Credit Linked Nts., Series 01, 13.376%, 2/26/15	7/31/08	1,946,453	2,632,955	686,502
Citigroup Global Markets Holdings, Inc., Colombia (Republic of) Credit Linked Nts., Series 02, 13.376% 2/26/15	8/8/08	2,993,706	4,015,408	1,021,702
Citigroup Global Markets Holdings, Inc., Dominican Republic Unsec. Credit Linked Nts., 15%, 3/12/12	3/7/07	5,482,278	5,167,334	(314,944)
Deutsche Alt-A Securities, Inc., Mtg. Pass-Through Certificates, Series 2007-RS1, Cl. A2, 0.756%, 1/27/37	5/29/08	2,792,509	1,059,218	(1,733,291)
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.064%, 4/30/25	7/16/10	4,416,283	4,518,324	102,041
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.103%, 4/30/25	5/18/10	3,797,458	3,945,533	148,075
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.138%, 4/30/25	3/30/10	3,381,216	3,514,627	133,411
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.191%, 4/30/25	12/17/09	4,187,295	4,375,996	188,701
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.241%, 4/30/25	9/25/09	4,755,471	4,994,536	239,065
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.269%, 4/30/25	8/18/09	3,789,079	3,990,049	200,970
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.342%, 4/30/25	4/16/09	3,537,914	3,750,476	212,562

				Unrealized
	Acquisition			Appreciation
Security	Dates	Cost	Value	(Depreciation)

Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Nts., 10.343%, 12/31/17	9/19/07	$21,277,369	$23,279,096	$2,001,727
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Nts., Series 113, 9%, 4/26/11	12/8/08	6,024,887	6,658,025	633,138
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 1A, 7.899%, 9/24/14	12/28/07	3,529,276	3,062,273	(467,003)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 1B, 7.899%, 9/24/14	6/13/08	740,364	612,455	(127,909)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 1C, 7.899%, 9/24/14	8/13/08	1,259,502	1,020,758	(238,744)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 1D, 7.899%, 9/24/14	8/7/09	491,201	510,379	19,178
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 1E, 7.899%, 9/24/14	9/10/09	669,726	714,530	44,804
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2A, 8.41%, 5/22/15	5/22/08	353,295	292,208	(61,087)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2B, 8.41%, 5/22/15	6/13/08	617,992	511,224	(106,768)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2C, 8.41%, 5/22/15	6/19/08	9,377,660	7,708,022	(1,669,638)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2D, 8.41%, 5/22/15	7/9/08	682,820	561,750	(121,070)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2E, 8.41%, 5/22/15	7/16/08	496,911	408,122	(88,789)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2F, 8.41%, 5/22/15	8/11/08	321,793	260,647	(61,146)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2G, 8.41%, 5/22/15	8/25/08	59,373	48,001	(11,372)
DLJ Ltd., Collateralized Bond Obligations, Series 1A, Cl. C2, 11.96%, 4/15/11	4/9/99	15,000,000	150	(14,999,850)
DLJ Mortgage Acceptance Corp., Commercial Mtg. Obligations, Series 1997-CF2, Cl. B30C, 5.993%, 10/15/30	6/27/01	24,074,253	6,062,327	(18,011,926)
Eirles Two Ltd. Sec. Nts., Series 324, 3.664%, 4/30/12	4/17/07	15,015,576	12,978,000	(2,037,576)
Eirles Two Ltd. Sec. Nts., Series 335, 2.114%, 4/30/12	9/17/07	17,280,827	16,343,250	(937,577)
Embarcadero Aircraft Securitization Trust, Airplane Receivable Nts., Series 2000-A, Cl. B, 8/15/25	8/17/00	2,730,094	—	(2,730,094)
GE Equipment Midticket LLC, Asset-Backed Certificates, Series 2010-1, Cl. A2, 0.61%, 1/14/13	9/22/10	3,154,931	3,155,000	69
GenOn Escrow Corp., 9.50% Sr. Unsec. Nts., 10/15/18	9/20/10	5,557,406	5,451,863	(105,543)
GenOn Escrow Corp., 9.875% Sr. Nts., 10/15/20	9/20/10-9/23/10	5,480,304	5,418,875	(61,429)
Goldman Sachs Asset Management CBO Ltd., Sub. Collateralized Bond Obligations, Series 1A, Cl. D, 6/13/11	6/8/99	3,846,847	—	(3,846,847)
Goldman Sachs Capital Markets LP, Colombia (Republic of) Credit Linked Nts., 10.479%, 2/8/37	1/18/07	19,341,840	9,953,263	(9,388,577)
Hallertau SPC Credit Linked Nts., Series 2007-01, 2.805%, 12/20/17	12/31/07-10/23/09	22,790,908	20,640,000	(2,150,908)
Hallertau SPC Credit Linked Nts., Series 2008-01, 9.878%, 8/2/10	4/18/08	19,017,779	2,245,551	(16,772,228)
Hallertau SPC Credit Linked Nts., Series 2008-2A, 6.74%, 9/17/13	10/23/08	39,458,681	39,391,760	(66,921)
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts., Series 2007-1A, Cl. B, 2.294%, 8/15/22	11/6/07	18,522,486	10,710,000	(7,812,486)
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts., Series 2007-1A, Cl. C, 3.594%, 8/15/22	6/8/07	17,780,000	8,356,600	(9,423,400)

				Unrealized
	Acquisition			Appreciation
Security	Dates	Cost	Value	(Depreciation)

Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts., Series 2007-1A, Cl. D, 5.594%, 8/15/22	6/8/07	$17,780,000	$8,001,000	$(9,779,000)
Interactive Data Corp., 10.25% Sr. Nts., 8/1/18	7/20/10	3,550,000	3,694,237	144,237
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49	7/14/10	5,544,813	5,588,610	43,797
JPMorgan Chase & Co., Colombia (Republic of) Credit Linked Nts., 11%, 7/28/20	8/24/10	3,423,059	3,408,166	(14,893)
JPMorgan Hipotecaria su Casita, 7.555% Sec. Nts., 8/26/35	3/21/07	1,834,690	1,462,640	(372,050)
Kazakhstan Temir Zholy Finance BV, 6.375% Sr. Unsec. Nts., 10/6/20	9/29/10	3,000,000	3,114,375	114,375
Lehman Brothers Treasury Co. BV, Microvest Capital Management LLC Credit Linked Nts., 7.55%, 5/24/12	6/20/07	9,691,226	7,156,582	(2,534,644)
Lukoil International Finance BV, 7.25% Sr. Unsec. Unsub. Nts., 11/5/19	8/20/10	2,469,299	2,463,750	(5,549)
Madison Avenue CDO Ltd., Collateralized Debt Obligations, Series 2A, Cl. C1, 5.25%, 3/24/14	2/23/01	3,151,972	84,954	(3,067,018)
Merrill Lynch, Colombia (Republic of) Credit Linked Nts., 10%, 11/17/16	10/20/06	3,387,746	4,418,258	1,030,512
Morgan Stanley Capital Services, Inc., Ukraine (Republic of) Credit Linked Nts., 2.256%, 10/15/17	11/2/07	9,480,000	7,868,400	(1,611,600)
Morgan Stanley Capital Services, Inc., Ukraine (Republic of) Credit Linked Nts., Series 2, 3.126%, 10/15/17	2/4/08	5,400,000	4,482,000	(918,000)
Morgan Stanley Capital Services, Inc., United Mexican States Credit Linked Nts., 5.64%, 11/20/15	11/3/05	300,000	270,360	(29,640)
NC Finance Trust, Collateralized Mtg. Obligation Pass-Through Certificates, Series 1999-I, Cl. ECFD, 1/25/29	2/24/99-3/4/99	4,377,854	190,193	(4,187,661)
Odebrecht Finance Ltd., 9.625% Sr. Unsec. Nts., 4/9/14	4/2/09	1,651,791	1,970,600	318,809
Pinafore LLC/Pinafore, Inc., 9% Sr. Sec. Nts., 10/1/18	9/21/10-9/22/10	11,526,559	11,779,138	252,579
Real Time Data Co., 11% Nts., 5/31/09	6/30/99-5/31/01	6,781,954	—	(6,781,954)
Salisbury International Investments Ltd., 4.671% Sec. Nts., Series 2006-003, Tranche E, 7/20/11	7/12/06	5,200,000	4,884,360	(315,640)
Sinclair Television Group, Inc., 8.375% Sr. Nts., 10/15/18	9/21/10-9/22/10	5,552,876	5,642,000	89,124
Southern States Cooperative, Inc., 11.25% Sr. Nts., 5/15/15	4/28/10-9/23/10	9,586,536	10,080,225	493,689
Sri Lanka (Democratic Socialist Republic of) Sr. Unsec. Nts., 6.25%, 10/4/20	9/27/10-9/28/10	5,105,000	5,134,538	29,538
Standard Bank Group Ltd., Ghana (Republic of) Credit Linked Bonds, 10.915%, 3/23/11	9/22/10	4,298,958	4,306,159	7,201
Standard Bank Group Ltd., Ghana (Republic of) Credit Linked Bonds, 12.684%, 11/24/10	5/27/10	3,529,802	3,546,780	16,978
Standard Bank Group Ltd., Ghana (Republic of) Credit Linked Bonds, Series 02, 12.606%, 1/5/11	7/6/10	1,737,115	1,767,453	30,338
Standard Charter Bank, Kenya (Republic of) Credit Linked Bonds, 14%, 3/9/11	9/23/10	2,021,789	2,015,517	(6,272)
UBS AG, Ghana (Republic of) Credit Linked Nts., 14.47%, 12/28/11	12/22/06	5,260,120	3,442,900	(1,817,220)
UHS Escrow Corp., 7% Sr. Nts., 10/1/18	9/15/10	1,130,000	1,163,900	33,900
Wallace Theater Holdings, Inc., 12.50% Sr. Sec. Nts., 6/15/13	1/14/10-9/30/10	8,623,719	8,507,325	(116,394)
West Corp., 8.625% Sr. Unsec. Nts., 10/1/18	9/30/10	2,815,000	2,874,819	59,819

		$552,289,299	$410,488,102	$(141,801,197)

6.	Non-income producing security.

7.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $49,455,957 or 0.55% of the Fund’s net assets as of September 30, 2010.

8.	The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

9.	When-issued security or delayed delivery to be delivered and settled after September 30, 2010. See Note 1 of the accompanying Notes.

10.	All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $40,335,948. See Note 5 of the accompanying Notes.

11.	All or a portion of the security position is held in collateral accounts to cover the Fund’s obligations under certain derivative contracts. The aggregate market value of such securities is $3,476,114. See Note 5 of the accompanying Notes.

12.	Zero coupon bond reflects effective yield on the date of purchase.

13.	Interest or dividend is paid-in-kind, when applicable.

14.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

15.	Denotes an inflation-indexed security: coupon and principal are indexed to a consumer price index.

16.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

17.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross		Gross	Shares
	September 30, 2009	Additions		Reductions	September 30, 2010

Arco Capital Corp. Ltd.	2,383,674	111,042		—	2,494,716
Greektown Holdings LLC, Preferred Stock	—	109,250		—	109,250
Greektown Superholdings, Inc.	—	8,267	[a]	—	8,267
OFI Liquid Assets Fund, LLC	23,441,250	168,447,768		191,889,018	—
Oppenheimer Institutional Money Market Fund, Cl. E	218,406,057	3,988,497,791		3,791,234,510	415,669,338
Oppenheimer Master Event-Linked Bond Fund, LLC	3,242,904	300,830		251,343	3,292,391
Oppenheimer Master Loan Fund, LLC	65,013,938	47,556,735	[a]	6,946,886	105,623,787

				Realized
	Value	Income		Gain

Arco Capital Corp. Ltd.	$7,484,148	$—		$—
Greektown Holdings LLC, Preferred Stock	11,580,500	—		—
Greektown Superholdings, Inc.	731,630	—		—
OFI Liquid Assets Fund, LLC	—	122,994	[b]	—
Oppenheimer Institutional Money Market Fund, Cl. E	415,669,338	582,034		—
Oppenheimer Master Event-Linked Bond Fund, LLC	36,322,646	2,935,162	[c]	349,109	C
Oppenheimer Master Loan Fund, LLC	1,177,058,419	87,771,443	[d]	7,565,725	[d]

	$1,648,846,681	$91,411,633		$7,914,834

a.	All or a portion is the result of a corporate action.

b.	Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.

c.	Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

d.	Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

18.	Rate shown is the 7-day yield as of September 30, 2010.

19.	This Senior Loan will settle after September 30, 2010, at which time the interest rate will be determined.

20.	The reference asset underlying the structured security is in default. See Note 1 of the accompanying Notes.

Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of September 30, 2010 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$353,135,614	$27,067,631	$380,203,245
Mortgage-Backed Obligations	—	1,230,437,640	—	1,230,437,640
U.S. Government Obligations	—	286,482,366	—	286,482,366
Foreign Government Obligations	—	2,107,675,464	11,895,689	2,119,571,153
Loan Participations	—	30,473,221	—	30,473,221
Corporate Bonds and Notes	—	2,722,631,149	1,124	2,722,632,273
Preferred Stocks	—	23,033,456	11,580,500	34,613,956
Common Stocks	64,231,535	7,484,148	5,767,297	77,482,980
Rights, Warrants and Certificates	—	1,757,250	40	1,757,290
Structured Securities	—	644,335,004	7,158,320	651,493,324
Event-Linked Bonds	—	118,732,832	—	118,732,832
Options Purchased	27,107,233	34,556	—	27,141,789
Investment Companies	1,629,050,403	—	—	1,629,050,403

Total Investments, at Value	1,720,389,171	7,526,212,700	63,470,601	9,310,072,472
Other Financial Instruments:
Appreciated swaps, at value	—	25,765,850	—	25,765,850
Depreciated swaps, at value	—	1,142,846	—	1,142,846
Futures margins	1,583,807	—	—	1,583,807
Unfunded purchase agreements	—	66,760	—	66,760
Foreign currency exchange contracts	—	27,658,399	—	27,658,399

Total Assets	$1,721,972,978	$7,580,846,555	$63,470,601	$9,366,290,134

Liabilities Table
Other Financial Instruments:
Appreciated swaps, at value	$—	$(1,306,563)	$—	$(1,306,563)
Depreciated swaps, at value	—	(16,502,959)	—	(16,502,959)
Appreciated options written, at value	—	(59,312)	—	(59,312)
Futures margins	(1,693,991)	—	—	(1,693,991)
Foreign currency exchange contracts	—	(23,480,839)	—	(23,480,839)
TALF loans, at value	—	—	(553,713,724)	(553,713,724)

Total Liabilities	$(1,693,991)	$(41,349,673)	$(553,713,724)	$(596,757,388)

Currency contracts, forwards and unfunded purchase agreements, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

			Change in	Accretion/
			Unrealized	(Amortization)
	Value as of	Realized Gain	Appreciation/	of Premium/
	September 30, 2009	(Loss)	Depreciation	Discount[1]

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$—	$3,149,276	$124,436
Foreign Government Obligations	10,905,200	—	507,402	483,087
Corporate Bonds and Notes	2,219,306	148,030	(501,759)	—
Preferred Stocks	—	—	655,500	—
Common Stocks	32,791	5,096,874	(4,365,353)	—
Rights, Warrants and Certificates	40	—	—	—
Structured Securities	22,704,591	—	(3,986,021)	65,277

Total Assets	$35,861,928	$5,244,904	$(4,540,955)	$672,800

Liabilities Table
Other Financial Instruments:
TALF loans, at value	$—	$—	$(82,115)	$—

Total Liabilities	$—	$—	$(82,115)	$—

	Net	Transfers in	Value as of
	Purchases	and/or out of	September 30,
	(Sales)	Level 3	2010

Assets Table Continued
Investments, at Value:
Asset-Backed Securities	$2,583,919	$21,210,000	$27,067,631
Foreign Government Obligations	—	—	11,895,689
Corporate Bonds and Notes	326,955	(2,191,408)	1,124
Preferred Stocks	10,925,000	—	11,580,500
Common Stocks	5,002,875	110	5,767,297
Rights, Warrants and Certificates	—	—	40
Structured Securities	(11,629,219)	1,692	7,158,320

Total Assets	$7,211,530	$19,020,394	$63,470,601

Liabilities Table
Other Financial Instruments:
TALF loans, at value	$(117,389,082)	$(436,242,527)	$(553,713,724)

Total Liabilities	$(117,389,082)	$(436,242,527)	$(553,713,724)

1.	Included in net investment income.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United States	$5,518,060,854	59.3%
Brazil	477,718,704	5.1
Mexico	318,103,422	3.4
Japan	261,385,007	2.8

	Value	Percent

Indonesia	$244,834,417	2.6%
Russia	228,392,408	2.4
Turkey	212,809,353	2.3
South Africa	183,366,611	2.0
Ukraine	155,735,657	1.7
Colombia	126,109,711	1.4
Poland	125,918,922	1.4
Korea, Republic of South	118,146,543	1.3
Kazakhstan	111,056,930	1.2
Supranational	103,414,480	1.1
Egypt	84,407,978	0.9
Israel	81,970,556	0.9
Argentina	74,974,078	0.8
Peru	74,761,202	0.8
India	72,064,833	0.8
Venezuela	70,232,564	0.8
Canada	65,466,975	0.7
Philippines	64,614,600	0.7
United Kingdom	54,005,026	0.6
Italy	43,006,274	0.5
Uruguay	36,653,175	0.4
Spain	35,813,507	0.4
Ghana	32,049,263	0.3
The Netherlands	30,062,390	0.3
Germany	28,941,869	0.3
Panama	26,242,005	0.3
Hungary	23,228,720	0.2
Bermuda	22,606,483	0.2
Greece	21,915,135	0.2
Australia	21,522,336	0.2
Dominican Republic	20,011,585	0.2
Ireland	18,903,889	0.2
New Zealand	17,578,978	0.2
Malaysia	13,306,361	0.1
Trinidad & Tobago	10,811,700	0.1
France	9,850,505	0.1
Chile	9,210,252	0.1
Costa Rica	7,495,000	0.1
Austria	7,324,752	0.1
Qatar	6,641,050	0.1
Belgium	5,680,987	0.1
Luxembourg	5,552,625	0.1
China	5,375,175	0.1
Sri Lanka	5,134,538	0.1
Portugal	3,767,560	—
Denmark	3,718,752	—
Sweden	2,676,598	—
Belize	2,633,750	—
Finland	2,281,445	—
Norway	1,388,096	—
Vietnam	1,136,886	—

Total	$9,310,072,472	100.0%

Foreign Currency Exchange Contracts as of September 30, 2010 are as follows:

		Contract
Counterparty/	Buy/	Amount		Expiration		Unrealized	Unrealized
Contract Description	Sell	(000’s)		Dates	Value	Appreciation	Depreciation

Banc of America:
Argentine Peso (ARP)	Buy	97,360	ARP	11/15/10-3/29/11	$24,076,096	$—	$36,590
Chilean Peso (CLP)	Buy	4,597,000	CLP	10/4/10	9,503,369	309,369	—
Chinese Renminbi
(Yuan) (CNY)	Buy	169,500	CNY	6/7/11	25,499,284	458,657	—
Euro (EUR)	Sell	10,165	EUR	10/6/10	13,856,854	—	1,015,058
Hong Kong Dollar (HKD)	Sell	134,500	HKD	11/3/10	17,337,792	—	34,305
New Taiwan Dollar (TWD)	Sell	535,000	TWD	11/15/10	17,135,336	—	279,633
New Zealand Dollar (NZD)	Buy	760	NZD	10/18/10	556,791	17,449	—
New Zealand Dollar (NZD)	Sell	760	NZD	10/18/10	556,791	—	236
South Korean Won (KRW)	Buy	20,573,000	KRW	11/29/10	17,995,189	226,144	—

						1,011,619	1,365,822
Bank Paribas Asia—FGN:
Euro (EUR)	Sell	1,370	EUR	10/4/10-11/10/10	1,867,648	—	21,327
Polish Zloty (PLZ)	Buy	127,845	PLZ	11/2/10	43,869,185	3,222,824	—
South African Rand (ZAR)	Buy	127,100	ZAR	11/15/10	18,097,019	467,747	—

						3,690,571	21,327
Barclay’s Capital:
Euro (EUR)	Buy	720	EUR	10/18/10	981,413	32,859	—
Euro (EUR)	Sell	6,690	EUR	11/10/10	9,117,257	—	828,347
Hungarian Forint (HUF)	Buy	7,739,000	HUF	11/10/10	37,984,281	3,581,080	—
Japanese Yen (JPY)	Buy	4,115,000	JPY	11/2/10	49,307,881	1,108,324	—
Japanese Yen (JPY)	Sell	5,001,000	JPY	10/29/10-12/21/10	59,954,137	—	1,326,606
Polish Zloty (PLZ)	Buy	2,460	PLZ	10/18/10	845,116	25,886	—

						4,748,149	2,154,953
Citigroup:
Chilean Peso (CLP)	Sell	4,597,000	CLP	10/4/10	9,503,369	—	620,277
Chinese Renminbi (Yuan)
(CNY)	Sell	120,000	CNY	11/2/10	17,936,819	—	304,014
Euro (EUR)	Buy	41,810	EUR	12/21/10	56,960,508	2,440,268	—
Euro (EUR)	Sell	47,850	EUR	10/29/10-11/10/10	65,216,928	—	1,420,248
Indonesia Rupiah (IDR)	Buy	131,721,000	IDR	11/22/10	14,620,504	41,533	—
Japanese Yen (JPY)	Sell	327,287	JPY	10/6/10	3,920,746	—	160
Mexican Nuevo Peso (MXN)	Buy	281,720	MXN	11/16/10	22,264,439	489,822	—
Singapore Dollar (SGD)	Buy	1,920	SGD	11/10/10	1,459,841	80,530	—
Swedish Krona (SEK)	Buy	12,100	SEK	10/18/10	1,794,300	58,011	—
Swedish Krona (SEK)	Sell	7,700	SEK	10/18/10	1,141,827	—	98,604

						3,110,164	2,443,303
Citigroup EM:
Colombian Peso (COP)	Buy	18,117,000	COP	11/23/10	10,054,772	22,099	—
Ghanaian Cedi (GHS)	Buy	4,354	GHS	10/5/10	3,055,457	—	—
Ghanaian Cedi (GHS)	Sell	3,903	GHS	10/5/10	2,738,960	—	—

						22,099	—

		Contract
Counterparty/	Buy/	Amount		Expiration		Unrealized	Unrealized
Contract Description	Sell	(000’s)		Dates	Value	Appreciation	Depreciation

Credit Suisse:
British Pound Sterling (GBP)	Sell	5,320	GBP	12/21/10	$8,352,295	$76,739	$—
Euro (EUR)	Buy	590	EUR	10/18/10	804,214	48,924	—
Euro (EUR)	Sell	148,130	EUR	10/7/10-11/10/10	201,898,947	—	11,846,461
Hungarian Forint (HUF)	Buy	7,108,000	HUF	11/10/10	34,887,230	2,038,736	—
Japanese Yen (JPY)	Sell	1,507,000	JPY	11/15/10	18,060,189	—	70,456
Mexican Nuevo Peso (MXN)	Buy	20,018	MXN	10/4/10	1,588,021	—	18,231
New Turkish Lira (TRY)	Buy	83,815	TRY	10/13/10-11/1/10	57,751,034	2,701,271	—
Norwegian Krone (NOK)	Buy	3,300	NOK	10/18/10	560,567	—	238
Norwegian Krone (NOK)	Sell	5,300	NOK	10/18/10	900,305	238	21,313
Russian Ruble (RUR)	Buy	397,335	RUR	10/7/10	12,983,325	255,024	30,443
Swiss Franc (CHF)	Buy	1,480	CHF	10/18/10	1,506,389	19,474	—
Swiss Franc (CHF)	Sell	3,560	CHF	10/18/10	3,623,476	—	119,528

						5,140,406	12,106,670
Deutsche Bank Capital Corp.:
Australian Dollar (AUD)	Sell	2,413	AUD	10/29/10	2,323,856	—	9,548
British Pound Sterling (GBP)	Buy	590	GBP	10/18/10	926,705	10,170	—
British Pound Sterling (GBP)	Sell	5,745	GBP	10/29/10	9,022,871	27,113	—
Canadian Dollar (CAD)	Buy	1,720	CAD	10/18/10	1,671,016	15,017	1,656
Canadian Dollar (CAD)	Sell	11,380	CAD	10/18/10-10/29/10	11,053,718	1,388	61,193
Japanese Yen (JPY)	Buy	273,000	JPY	11/10/10	3,271,505	327,585	—
Japanese Yen (JPY)	Sell	165,000	JPY	10/18/10	1,976,834	—	46,999
Kazakhstan Tenge (KZT)	Buy	341,700	KZT	2/28/11	2,312,293	—	20,130
Russian Ruble (RUR)	Sell	273,200	RUR	10/7/10	8,927,088	—	88,524
Swiss Franc (CHF)	Sell	2,227	CHF	10/29/10	2,266,945	—	4,263

						381,273	232,313
Deutsche Bank EM:
Kazakhstan Tenge (KZT)	Sell	341,700	KZT	2/28/11	2,312,293	2,667	330
Philippines Peso (PHP)	Buy	534,000	PHP	10/13/10	12,151,220	71,138	—
Russian Ruble (RUR)	Buy	194,400	RUR	10/7/10	6,352,218	268,663	—

						342,468	330
Goldman Sachs EM:
Brazilian Real (BRR)	Buy	29,800	BRR	11/3/10	17,484,274	149,622	—
Brazilian Real (BRR)	Sell	68,370	BRR	11/3/10	40,114,088	—	343,278
Mexican Nuevo Peso (MXN)	Buy	546,205	MXN	10/15/10	43,293,312	719,923	—
Mexican Nuevo Peso (MXN)	Sell	106,900	MXN	2/2/11	8,381,816	—	97,563

						869,545	440,841
HSBC EM
Israeli Shekel (ILS)	Sell	56,640	ILS	10/29/10	15,540,907	—	683,443
JP Morgan Chase:
Euro (EUR)	Buy	11,675	EUR	11/10/10	15,910,908	1,897,417	—
Japanese Yen (JPY)	Sell	4,388,000	JPY	11/2/10-11/10/10	52,579,386	—	2,299,552
Malaysian Ringgit (MYR)	Buy	93,870	MYR	11/22/10	30,296,354	159,588	—
Mexican Nuevo Peso (MXN)	Buy	61,575	MXN	10/5/10-10/18/10	4,881,962	91,921	7,182
Russian Ruble (RUR)	Buy	402,920	RUR	11/8/10	13,136,746	458,332	—
South Korean Won (KRW)	Sell	7,390,000	KRW	11/16/10	6,467,950	—	271,664

						2,607,258	2,578,398

		Contract
Counterparty/	Buy/	Amount		Expiration		Unrealized	Unrealized
Contract Description	Sell	(000’s)		Dates	Value	Appreciation	Depreciation

JP Morgan EM:
Argentine Peso (ARP)	Buy	25,660	ARP	3/29/11	$6,173,092	$—	$17,499
Chinese Renminbi
(Yuan) (CNY)	Buy	220,530	CNY	6/7/11-6/20/11	33,179,354	591,664	—
Indian Rupee (INR)	Buy	3,528,400	INR	11/3/10	78,025,527	3,649,472	—
Malaysian Ringgit (MYR)	Buy	92,490	MYR	11/30/10	29,834,509	627,448	—
Malaysian Ringgit (MYR)	Sell	4,970	MYR	11/10/10	1,605,395	—	58,072
Philippines Peso (PHP)	Buy	534,000	PHP	10/13/10	12,151,220	69,772	—
Russian Ruble (RUR)	Buy	248,430	RUR	10/7/10	8,117,703	90,885	—
Russian Ruble (RUR)	Sell	402,920	RUR	11/8/10	13,136,746	—	120,432
South Korean Won (KRW)	Buy	7,390,000	KRW	11/16/10	6,467,950	125,147	—

						5,154,388	196,003
Morgan Stanley & Co., Inc.
Kazakhstan Tenge (KZT)	Buy	341,400	KZT	2/28/11	2,310,263	—	22,501
Morgan Stanley EM
Kazakhstan Tenge (KZT)	Sell	341,400	KZT	2/28/11	2,310,263	1,962	—
Nomura Securities:
British Pound Sterling (GBP)	Buy	530	GBP	10/18/10	832,464	7,354	2,613
British Pound Sterling (GBP)	Sell	1,150	GBP	10/18/10	1,806,290	3,811	12,554
Japanese Yen (JPY)	Buy	114,000	JPY	10/18/10	1,365,813	22,301	—
Japanese Yen (JPY)	Sell	166,000	JPY	10/18/10	1,988,815	—	26,760

						33,466	41,927
RBS Greenwich Capital:
Polish Zloty (PLZ)	Sell	26,950	PLZ	11/2/10	9,247,718	—	442,974
Swiss Franc (CHF)	Buy	2,185	CHF	11/10/10	2,224,470	239,911	—
Swiss Franc (CHF)	Sell	18,840	CHF	11/15/10	19,181,339	—	564,738

						239,911	1,007,712
Santander EM
Peruvian New Sol (PEN)	Sell	13,270	PEN	12/10/10	4,760,268	—	14,202
Standard Chartered Bank EM
Ghanaian Cedi (GHS)	Buy	2,909	GHS	10/1/10	2,041,322	1,432	—
Standard New York Securities, Inc.
South African Rand (ZAR)	Sell	23,500	ZAR	11/1/10	3,353,866	—	171,094
State Street
Australian Dollar (AUD)	Buy	6,260	AUD	10/18/10	6,037,025	303,688	—

Total unrealized appreciation and depreciation						$27,658,399	$23,480,839

Futures Contracts as of September 30, 2010 are as follows:

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

DAX Index	Buy	75	12/17/10	$15,952,607	$(16,810)
Euro-Bundesobligation	Buy	201	12/8/10	36,013,619	42,604
FTSE 100 Index	Buy	35	12/17/10	3,040,191	(646)
FTSE 100 Index	Sell	268	12/17/10	23,279,179	4,744
Japan (Government of) Bonds, 10 yr.	Buy	10	12/9/10	17,180,163	220,753
Japan (Government of) Mini Bonds, 10 yr.	Buy	126	12/8/10	21,643,987	271,837
NASDAQ 100 E-Mini Index	Buy	798	12/17/10	31,848,180	2,177,074
NIKKEI 225 Index	Buy	53	12/9/10	2,980,774	(33,361)
NIKKEI 225 Index	Sell	236	12/9/10	26,460,949	(874,723)
Standard & Poor’s 500 E-Mini Index	Sell	1,949	12/17/10	110,771,415	(4,918,886)
U.S. Treasury Long Bonds, 20 yr.	Buy	3,279	12/21/10	438,463,781	908,225
U.S. Treasury Nts., 2 yr.	Sell	185	12/31/10	40,604,610	(82,576)
U.S. Treasury Nts., 2 yr.	Buy	1,925	12/31/10	422,507,424	314,763
U.S. Treasury Nts., 5 yr.	Sell	420	12/31/10	50,764,219	(394,085)
U.S. Treasury Nts., 10 yr.	Buy	11,809	12/21/10	1,488,487,547	12,578,481
U.S. Treasury Nts., 10 yr.	Sell	1,514	12/21/10	190,834,969	(859,443)
U.S. Ultra Treasury Bonds	Buy	14	12/21/10	1,977,937	(2,313)
United Kingdom Long Gilt	Buy	26	12/29/10	5,077,634	(2,284)

					$9,333,354

Written Options as of September 30, 2010 are as follows:

		Number of	Exercise		Expiration	Premiums		Unrealized
Description	Type	Contracts	Price		Date	Received	Value	Appreciation

South Korean Won (KRW)	Call	586,000,000	16.150	JPY	11/29/10	$128,869	$(15,275)	$113,594
South Korean Won (KRW)	Call	586,000,000	16.321	JPY	11/29/10	154,321	(14,419)	139,902
South Korean Won (KRW)	Call	586,000,000	16.000	JPY	11/29/10	128,869	(17,730)	111,139
South Korean Won (KRW)	Call	550,000,000	17.090	JPY	11/29/10	166,914	(6,776)	160,138
South Korean Won (KRW)	Call	550,000,000	17.450	JPY	11/29/10	166,309	(5,112)	161,197

						$745,282	$(59,312)	$685,970

Credit Default Swap Contracts as of September 30, 2010 are as follows:

			Pay/		Upfront
	Buy/Sell	Notional	Receive	Termi-	Payment		Unrealized
Reference Entity/	Credit	Amount	Fixed	nation	Received/		Appreciation
Swap Counterparty	Protection	(000’s)	Rate	Date	(Paid)	Value	(Depreciation)

American General Finance:
Citibank NA, New York	Sell	$7,410	5.00%	9/20/15	$(401,251)	$732,249	$330,998
Goldman Sachs International	Sell	9,430	5.00	9/20/15	(532,018)	931,863	399,845

	Total	16,840			(933,269)	1,664,112	730,843
Baxter International, Inc.
Goldman Sachs International	Buy	17,610	1.00	9/20/15	580,473	(585,334)	(4,861)

	Total	17,610			580,473	(585,334)	(4,861)

			Pay/		Upfront
	Buy/Sell	Notional	Receive	Termi-	Payment		Unrealized
Reference Entity/	Credit	Amount	Fixed	nation	Received/		Appreciation
Swap Counterparty	Protection	(000’s)	Rate	Date	(Paid)	Value	(Depreciation)

Bolivarian Republic of Venezuela
Credit Suisse International	Buy	$3,040	5.00%	9/20/15	$(796,733)	$679,650	$(117,083)

	Total	3,040			(796,733)	679,650	(117,083)
CDX North America High Yield Index, Series 13:
Barclays Bank plc	Sell	31,982	5.00	12/20/14	3,035,324	43,730	3,079,054
Goldman Sachs International	Sell	19,191	5.00	12/20/14	1,663,879	26,241	1,690,120
Goldman Sachs International	Sell	31,982	5.00	12/20/14	3,015,133	43,730	3,058,863
JPMorgan Chase Bank NA,
NY Branch	Sell	6,930	5.00	12/20/14	363,825	9,476	373,301

	Total	90,085			8,078,161	123,177	8,201,338
CVS Caremark Corp.
Deutsche Bank AG	Buy	17,610	1.00	9/20/15	265,241	(115,969)	149,272

	Total	17,610			265,241	(115,969)	149,272
Development Bank of Kazakhstan JSC
Credit Suisse International	Sell	11,730	3.75	2/20/13	—	305,707	305,707

	Total	11,730			—	305,707	305,707
Islamic Republic of Pakistan
Citibank NA, New York	Sell	5,090	5.10	3/20/13	—	(247,141)	(247,141)

	Total	5,090			—	(247,141)	(247,141)
Istanbul Bond Co. SA for Finansbank AS
Morgan Stanley & Co. International Ltd.	Sell	15,590	1.30	3/24/13	—	(1,682,172)	(1,682,172)

	Total	15,590			—	(1,682,172)	(1,682,172)
McDonald’s Corp.
Deutsche Bank AG	Sell	17,610	1.00	9/20/15	(492,494)	463,196	(29,298)

	Total	17,610			(492,494)	463,196	(29,298)
Quest Diagnostics, Inc.
Goldman Sachs International	Buy	17,410	1.00	9/20/15	(307,736)	345,658	37,922

	Total	17,410			(307,736)	345,658	37,922
Raytheon Co.
Citibank NA, New York	Buy	17,410	1.00	9/20/15	385,084	(372,521)	12,563

	Total	17,410			385,084	(372,521)	12,563
Republic of Peru
Deutsche Bank AG	Buy	7,680	1.71	12/20/16	—	(215,787)	(215,787)

	Total	7,680			—	(215,787)	(215,787)

			Pay/		Upfront
	Buy/Sell	Notional	Receive	Termi-	Payment		Unrealized
Reference Entity/	Credit	Amount	Fixed	nation	Received/		Appreciation
Swap Counterparty	Protection	(000’s)	Rate	Date	(Paid)	Value	(Depreciation)

Republic of the Philippines:
Barclays Bank plc	Buy	$6,390	1.76%	12/20/14	$—	$(95,301)	$(95,301)
JPMorgan Chase Bank NA,
London Branch	Buy	9,590	1.74	12/20/14	—	(135,302)	(135,302)

	Total	15,980			—	(230,603)	(230,603)
SLM Corp.:
Citibank NA, New York	Sell	9,980	5.00	9/20/15	343,334	(201,171)	142,163
Goldman Sachs International	Sell	3,715	5.00	9/20/15	113,514	(74,885)	38,629
UBS AG	Sell	3,715	5.00	9/20/15	122,285	(74,885)	47,400

	Total	17,410			579,133	(350,941)	228,192
Staples, Inc.
Deutsche Bank AG	Buy	16,840	1.00	9/20/15	(149,155)	345,826	196,671

	Total	16,840			(149,155)	345,826	196,671
Time Warner, Inc.
Deutsche Bank AG	Sell	16,840	1.00	9/20/15	316,065	(307,507)	8,558

	Total	16,840			316,065	(307,507)	8,558
Vornado Realty LP:
Citibank NA, New York	Sell	7,435	1.00	9/20/15	89,347	(67,394)	21,953
UBS AG	Sell	10,175	1.00	9/20/15	106,494	(92,231)	14,263

	Total	17,610			195,841	(159,625)	36,216

Grand Total Buys					(22,826)	(149,080)	(171,906)
Grand Total Sells					7,743,437	(191,194)	7,552,243

		Total Credit Default Swaps			$7,720,611	$(340,274)	$7,380,337

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

	Total Maximum Potential		Reference Asset
Type of Reference Asset on which the Fund	Payments for Selling Credit	Amount	Rating Range**
Sold Protection	Protection (Undiscounted)	Recoverable*	(Unaudited)

Non-Investment Grade Corporate Debt Indexes	$90,085,050	$—	B+
Investment Grade Single Name Corporate Debt	86,310,000	—	A to BBB–
Investment Grade Sovereign Debt	27,320,000	—	BBB–
Non-Investment Grade Sovereign Debt	5,090,000	—	B–

Total	$208,805,050	$—

*	The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**	The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Interest Rate Swap Contracts as of September 30, 2010 are as follows:

	Notional
Interest Rate/	Amount		Paid by	Received by	Termination
Swap Counterparty	(000’s)		the Fund	the Fund	Date	Value

BZDI:
Banco Santander SA, Inc.	22,500	BRR	BZDI	12.320%	1/2/17	$369,468
Barclays Bank plc	18,230	BRR	BZDI	11.370	1/3/12	89,965
Credit Suisse International	23,540	BRR	BZDI	11.480	1/2/12	124,183
Goldman Sachs Group, Inc. (The)	47,000	BRR	BZDI	12.800	1/2/17	2,065,139
Goldman Sachs Group, Inc. (The)	35,170	BRR	BZDI	12.920	1/2/14	1,547,917
Goldman Sachs Group, Inc. (The)	17,520	BRR	BZDI	12.870	1/2/14	769,565
Goldman Sachs Group, Inc. (The)	65,280	BRR	BZDI	11.460	1/2/12	343,376
Goldman Sachs Group, Inc. (The)	2,160	BRR	BZDI	12.260	1/2/15	70,584
Goldman Sachs Group, Inc. (The)	990	BRR	BZDI	12.290	1/2/15	32,351
Goldman Sachs Group, Inc. (The)	12,280	BRR	BZDI	11.600	1/4/17	(45,784)
JPMorgan Chase Bank NA	41,300 BRR		BZDI	13.900	1/2/17	2,577,613
Morgan Stanley	64,970	BRR	BZDI	12.300	1/2/17	1,063,058
Morgan Stanley	56,660	BRR	BZDI	11.490	1/2/12	299,307

Total	407,600	BRR				9,306,742
Six-Month AUD BBR BBSW
Westpac Banking Corp.			Six-Month AUD
	47,515	AUD	BBR BBSW	5.660	8/6/20	(454,255)
Six-Month GBP BBA LIBOR
			Six-Month GBP
Barclays Bank plc	27,310	GBP	BBA LIBOR	3.328	8/3/20	1,296,043
Six-Month JPY BBA LIBOR:
				Six-Month
Citibank NA	1,172,000	JPY	1.391	JPY BBA LIBOR	10/6/19	(639,328)
JPMorgan				Six-Month
Chase Bank NA	1,242,000	JPY	1.077	JPY BBA LIBOR	8/7/20	(27,273)
JPMorgan				Six-Month
Chase Bank NA	1,337,000	JPY	1.563	JPY BBA LIBOR	11/9/19	(875,066)

Total	3,751,000	JPY				(1,541,667)

	Notional
Interest Rate/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000’s)	the Fund	the Fund	Date	Value

Three-Month USD BBA LIBOR
		Three-Month USD
Barclays Bank plc	$44,100	BBA LIBOR	2.500%	9/2/20	$(157,888)

			Total Interest Rate Swaps		$8,448,975

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar

BRR	Brazilian Real

GBP	British Pound Sterling

JPY	Japanese Yen

Abbreviations/Definitions are as follows:

BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate

BBR BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)

BZDI	Brazil Interbank Deposit Rate
Total Return Swap Contracts as of September 30, 2010 are as follows:

	Notional
Reference Entity/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000’s)	the Fund	the Fund	Date	Value

AMEX Health Care Select Index
UBS AG	$7,375	One-Month USD BBA LIBOR plus 17 basis points and if negative, the absolute value of the Total Return of the AMEX Health Care Select Index	If positive, the Total Return of the AMEX Health Care Select Index	9/9/11	$382,282

Consumer Staples Select Sector Index:
Morgan Stanley	6,984	One-Month USD USD BBA LIBOR plus 15 basis points and if negative, the absolute value of the Total Return of the Consumer Staples Select Sector Index	If positive, the Total Return of the Consumer Staples Select Sector Index	3/9/11	320,450

Morgan Stanley	391	One-Month USD BBA LIBOR plus 15 basis points and if negative, the absolute value of the Total Return of the Consumer Staples Select Sector Index	If positive, the Total Return of the Consumer Staples Select Sector Index	9/14/11	14,316

			Reference Entity Total		334,766

	Notional
Reference Entity/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000’s)	the Fund	the Fund	Date	Value

Custom basket of securities:
Citibank NA	5,740 CHF	One-Month CHF BBA LIBOR plus 30 basis points and if negative, the absolute value of the Total Return of a custom basket of securities	If positive, the Total Return of a custom basket of securities	1/12/11	$220,677

Citibank NA	13,312 EUR	One-Month EURIBOR plus 30 basis points and if negative, the absolute value of the Total Return of a custom basket of securities	If positive, the Total Return of a custom basket of securities	1/12/11	626,648

Citibank NA	6,394 GBP	One-Month GBP BBA LIBOR plus 30 basis points and if negative, the absolute value of the Total Return of a custom basket of securities	If positive, the Total Return of a custom basket of securities	1/12/11	477,651

Citibank NA	15,364 SEK	One-Month SEK STIBOR SIDE plus 30 basis points and if negative, the absolute value of the Total Return of a custom basket of securities	If positive, the Total Return of a custom basket of securities	1/12/11	76,954

	Notional
Reference Entity/	Amount		Paid by	Received by	Termination
Swap Counterparty	(000’s)		the Fund	the Fund	Date	Value

Custom basket of securities: Continued
Citibank NA, New York	2,103,569	JPY	One-Month JPY BBA LIBOR plus 53 basis points and if negative, the absolute value of the Total Return of a custom basket of securities	If positive, the Total Return of a custom basket of securities	4/14/11	$831,912

Goldman Sachs Group, Inc. (The)	88,774		One-Month USD BBA LIBOR plus 18 basis points and if negative, the absolute value of the Total Return of a custom basket of securities	If positive, the Total Return of a custom basket of securities	9/9/11	4,029,717

Morgan Stanley	17,124	GBP	One-Month GBP BBA LIBOR plus 50 basis points and if negative, the absolute value of the Total Return of a custom basket of securities	If positive, the Total Return of a custom basket of securities	1/14/11	724,600

				Reference Entity Total		6,988,159

	Notional
Reference Entity/	Amount		Paid by	Received by	Termination
Swap Counterparty	(000’s)		the Fund	the Fund	Date	Value

Materials Select Sector Index:
Morgan Stanley	$7,251		One-Month USD BBA LIBOR and if negative, the absolute value of the Total Return of the Materials Select Sector Index	If positive, the Total Return of the Materials Select Sector Index	8/10/11	$275,321

Morgan Stanley	220		One-Month USD BBA LIBOR and if negative, the absolute value of the Total Return of the Materials Select Sector Index	If positive, the Total Return of the Materials Select Sector Index	9/14/11	6,214

				Reference Entity Total		281,535

MSCI Daily Gross TR Europe Euro Index:
Citibank NA	1,106	EUR	If positive, the Total Return of the MSCI Daily Gross Europe Euro Index	One-Month EURIBOR minus 60 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross Europe Euro Index	1/12/11	11,560

Goldman Sachs Group, Inc. (The)	3,563	EUR	If positive, the Total Return of the MSCI Daily Gross Europe Euro Index	One-Month EURIBOR minus 3 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross Europe Euro Index	1/12/11	1,465

	Notional
Reference Entity/	Amount		Paid by	Received by	Termination
Swap Counterparty	(000’s)		the Fund	the Fund	Date	Value

MSCI Daily Gross TR Europe Euro Index: Continued
Goldman Sachs Group, Inc. (The)	7,431	EUR	If positive, the Total Return of the MSCI Daily Gross Europe Euro Index	One-Month EURIBOR minus 3 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross Europe Euro Index	1/12/11	$2,974

Goldman Sachs Group, Inc. (The)	3,060	EUR	If positive, the Total Return of the MSCI Daily Gross Europe Euro Index	One-Month EURIBOR minus 3 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross Europe Euro Index	1/17/11	1,224

Morgan Stanley	7,266	EUR	If positive, the Total Return of the MSCI Daily Gross Europe Euro Index	One-Month EURIBOR minus 30 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross Europe Euro Index	1/12/11	(66,848)

				Reference Entity Total		(49,625)

MSCI Daily TR Gross EAFE USD Index:
Citibank NA	16,474		If positive, the Total Return of the MSCI Daily Gross EAFE USD Index	One-Month USD LIBOR plus 15 basis points and if negative the absolute value of the Total Return of the MSCI Daily Gross EAFE USD Index	10/7/10	(1,580,753)

	Notional
Reference Entity/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000’s)	the Fund	the Fund	Date	Value

MSCI Daily TR Gross EAFE USD Index: Continued
Goldman Sachs Group, Inc. (The)	$852	If positive, the Total Return of the MSCI Daily Gross EAFE USD Index	One-Month USD LIBOR minus 5 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross EAFE USD Index	7/8/11	$(54,184)

Goldman Sachs Group, Inc. (The)	427	If positive, the Total Return of the MSCI Daily Gross EAFE USD Index	One-Month USD BBA LIBOR plus 10 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross EAFE USD Index	5/11/11	(25,101)

Goldman Sachs Group, Inc. (The)	5,977	If positive, the Total Return of the MSCI Daily Gross EAFE USD Index	One-Month USD LIBOR minus 5 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross EAFE USD Index	7/8/11	(416,483)

Morgan Stanley	9,886	If positive, the Total Return of the MSCI Daily Gross EAFE USD Index	One-Month USD BBA LIBOR minus 35 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross EAFE USD Index	10/7/10	(605,182)

	Notional
Reference Entity/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000’s)	the Fund	the Fund	Date	Value

MSCI Daily TR Gross EAFE USD Index: Continued
UBS AG	$21,346	One-Month USD BBA LIBOR plus 40 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross EAFE USD Index	If positive, the Total Return of the MSCI Daily Gross EAFE USD Index	7/12/11	$1,530,247

UBS AG	12,849	If positive, the Total Return of the MSCI Daily Gross EAFE USD Index	One-Month USD LIBOR minus 10 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross EAFE USD Index	10/11/10	(881,564)

			Reference Entity Total		(2,033,020)

MSCI Daily TR Italy USD Index:
Goldman Sachs Group, Inc. (The)	8,349	One-Month USD BBA LIBOR minus 25 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Italy USD Index	If positive, the Total Return of the MSCI Daily Italy USD Index	3/4/11	585,108

	Notional
Reference Entity/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000’s)	the Fund	the Fund	Date	Value

MSCI Daily TR Italy USD Index: Continued
Goldman Sachs Group, Inc. (The)	$652	One-Month USD BBA LIBOR minus 25 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Italy USD Index	If positive, the Total Return of the MSCI Daily Italy USD Index	3/4/11	$49,915

			Reference Entity Total		635,023

MSCI Daily TR Net Emerging Markets Korea Price Return Index
UBS AG	8,956	One-Month USD BBA LIBOR plus 30 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Net Emerging Markets Korea Price Return Index	If positive, the Total Return of the MSCI Daily Net Emerging Markets Korea Price Return Index	8/8/11	811,867

MSCI Daily TR Net Spain USD Index
Citibank NA	9,204	One-Month USD BBA LIBOR minus 30 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Net Spain USD Index	If positive, the absolute value of the Total Return of the MSCI Daily Net Spain USD Index	9/7/11	544,494

	Notional
Reference Entity/	Amount		Paid by	Received by	Termination
Swap Counterparty	(000’s)		the Fund	the Fund	Date	Value

MSCI Daily TR Net Switzerland USD Index
Citibank NA	$9,010		One-Month USD BBA LIBOR and if negative, the absolute value of the Total Return of the MSCI Daily Net Switzerland USD Index	If positive, the absolute value of the Total Return of the MSCI Daily Net Switzerland USD Index	9/7/11	$286,772

MSCI Malaysia TR Index
Nomura International	8,978		One-Month USD BBA LIBOR plus 10 basis points and if negative, the absolute value of the Total Return of the MSCI Malaysia Index	If positive, the Total Return of MSCI Malaysia Index	9/8/11	292,716

S&P 400 Midcap Index
Goldman Sachs Group, Inc. (The)	22,005		If positive, the Total Return of the S&P 400 Midcap Index	One-Month USD BBA LIBOR minus 9 basis points and if negative, the absolute value of the Total Return of the S&P 400 Midcap Index	9/9/11	(1,232,017)

The ordinary shares of Novo Nordisk AS
Citibank NA	4,092	DKK	One-Month DKK BBA LIBOR plus 30 basis points and if negative, the absolute value of the Total Return of the ordinary shares of Novo Nordisk AS	If positive, the absolute value of the ordinary shares of Novo Nordisk AS	4/11/11	42,005

				Total of Total Return Swaps		$7,284,957

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

CHF	Swiss Franc

DKK	Danish Krone

EUR	Euro

GBP	British Pounds Sterling

JPY	Japanese Yen

SEK	Swedish Krona

Abbreviations are as follows:

AMEX	American Stock Exchange

BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate

EAFE	Europe, Australasia, Far East

EURIBOR	Euro Interbank Offered Rate

LIBOR	London-Interbank Offered Rate

MSCI	Morgan Stanley Capital International

S&P	Standard & Poor’s

STIBOR SIDE	Stockholm Interbank Offered Rate

TR	Total Return
Currency Swaps as of September 30, 2010 are as follows:

	Notional
Reference Entity/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000’s)	the Fund	the Fund	Date	Value

Each of JSC “Rushydro” (Open Joint Stock Company “Federal Hydrogenearation Company”) and OJSC Saratovskaya HPP and any Successor(s) to these Reference Entities
Morgan Stanley Capital Services, Inc.	980,430 RUR	Three-Month USD BBA LIBOR	7.75% from debt obligations of JSC Rushydro and OJSC Saratovskaya HPP	12/26/13	$(5,071,895)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currency:

RUR	Russian Ruble
Abbreviation is as follows:

BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate

Volatility Swaps as of September 30, 2010 are as follows:

	Notional
Reference Entity/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000’s)	the Fund	the Fund	Date	Value

AUD/CAD Exchange Rate:
Citibank NA	49 AUD	The Historic Volatility of the mid AUD/CAD spot exchange rate during the Observation Period	9.90%	10/28/10	$25,790

Credit Suisse International	49 AUD	The Historic Volatility of the mid AUD/CAD spot exchange rate during the Observation Period	9.65	10/29/10	(21,824)

			Reference Entity Total		3,966

CHF/JPY Exchange Rate:
Citibank NA	48 CHF	The Historic Volatility of the mid CHF/JPY spot exchange rate during the Observation Period	11.30	10/13/10	(92,022)

Credit Suisse International	48 CHF	The Historic Volatility of the mid CHF/JPY spot exchange rate during the Observation Period	11.95	10/11/10	(42,693)

Deutsche Bank AG	48 CHF	The Historic Volatility of the mid CHF/JPY spot exchange rate during the Observation Period	11.45	10/14/10	(83,211)

Deutsche Bank AG	48 CHF	The Historic Volatility of the mid CHF/JPY spot exchange rate during the Observation Period	11.75	10/12/10	(35,804)

			Reference Entity Total		(253,730)

CHF/NOK Exchange Rate:
Citibank NA	46 CHF	The Historic Volatility of the mid CHF/NOK spot exchange rate during the Observation Period	13.25	10/29/10	40,392

	Notional
Reference Entity/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000’s)	the Fund	the Fund	Date	Value

CHF/NOK Exchange Rate: Continued
Credit Suisse International	47 CHF	The Historic Volatility of the mid CHF/NOK spot exchange rate during the Observation Period	12.60%	10/25/10	$18,386

Credit Suisse International	46 CHF	The Historic Volatility of the mid CHF/NOK spot exchange rate during the Observation Period	13.05	11/4/10	(24,355)

Deutsche Bank AG	46 CHF	The Historic Volatility of the mid CHF/NOK spot exchange rate during the Observation Period	13.50	10/25/10	78,512

			Reference Entity Total		112,935

GBP/JPY Exchange Rate:
Citibank NA	30 GBP	13.75%	The Historic Volatility of the mid GBY/JPY spot exchange rate during the Observation Period	10/21/10	(68,845)

Credit Suisse International	30 GBP	14.00	The Historic Volatility of the mid GBP/JPY spot exchange rate during the Observation Period	10/18/10	(153,383)

Credit Suisse International	30 GBP	13.75	The Historic Volatility of the mid GBP/JPY spot exchange rate during the Observation Period	10/22/10	(76,932)

Deutsche Bank AG	30 GBP	14.05	The Historic Volatility of the mid GBP/JPY spot exchange rate during the Observation Period	10/22/10	(51,740)

			Reference Entity Total		(350,900)

	Notional
Reference Entity/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000’s)	the Fund	the Fund	Date	Value

GBP/NOK Exchange Rate
Citibank NA	30 GBP	11.15%	The Historic Volatility of the mid GBP/NOK spot exchange rate during the Observation Period	10/27/10	$(5,684)

NZD/CHF Exchange Rate:
Citibank NA	66 NZD	14.50	The Historic Volatility of the mid NZD/CHF spot exchange rate during the Observation Period	10/7/10	(245,601)

Citibank NA	65 NZD	14.50	The Historic Volatility of the mid NZD/CHF spot exchange rate during the Observation Period	10/7/10	(249,922)

			Reference Entity Total		(495,523)

NZD/JPY Exchange Rate
Barclays Bank plc	64 NZD	The Historic Volatility of the mid NZD/JPY spot exchange rate during the Observation Period	16.80%	10/18/10	22,632

NZD/USD Exchange Rate
Barclays Bank plc	47	The Historic Volatility of the mid NZD/USD spot exchange rate during the Observation Period	14.35	11/1/10	(143,731)

USD/JPY Exchange Rate
Credit Suisse International	47	The Historic Volatility of the mid USD/JPY spot exchange rate during the Observation Period	11.30	10/15/10	(112,554)

			Total Volatility Swaps		$(1,222,589)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

GBP	British Pounds Sterling

JPY	Japanese Yen

NOK	Norwegian Krone

NZD	New Zealand Dollar

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.
Swap Summary as of September 30, 2010 is as follows:

		Notional
	Swap Type from	Amount
Swap Counterparty	Fund Perspective	(000’s)		Value

Banco Santander SA, Inc.	Interest Rate	22,500	BRR	$369,468
Barclays Bank plc:
	Credit Default Buy Protection	6,390		(95,301)
	Credit Default Sell Protection	31,982		43,730
	Interest Rate	18,230	BRR	89,965
	Interest Rate	27,310	GBP	1,296,043
	Interest Rate	44,100		(157,888)
	Volatility	64	NZD	22,632
	Volatility	47		(143,731)

				1,055,450
Citibank NA:
	Interest Rate	1,172,000	JPY	(639,328)
	Total Return	5,740	CHF	220,677
	Total Return	4,092	DKK	42,005
	Total Return	14,418	EUR	638,208
	Total Return	6,394	GBP	477,651
	Total Return	15,364	SEK	76,954
	Total Return	34,688		(749,487)
	Volatility	49	AUD	25,790
	Volatility	94	CHF	(51,630)
	Volatility	60	GBP	(74,529)
	Volatility	131	NZD	(495,523)

				(529,212)
Citibank NA, New York:
	Credit Default Buy Protection	17,410		(372,521)
	Credit Default Sell Protection	29,915		216,543
	Total Return	2,103,569	JPY	831,912

				675,934
Credit Suisse International:
	Credit Default Buy Protection	3,040		679,650
	Credit Default Sell Protection	11,730		305,707
	Interest Rate	23,540	BRR	124,183
	Volatility	49	AUD	(21,824)
	Volatility	141	CHF	(48,662)
	Volatility	60	GBP	(230,315)
	Volatility	47		(112,554)

				696,185
Deutsche Bank AG:
	Credit Default Buy Protection	42,130		14,070
	Credit Default Sell Protection	34,450		155,689
	Volatility	142	CHF	(40,503)
	Volatility	30	GBP	(51,740)

				77,516

		Notional
	Swap Type from	Amount
Swap Counterparty	Fund Perspective	(000’s)		Value

Goldman Sachs Group, Inc. (The):
	Interest Rate	180,400	BRR	$4,783,148
	Total Return	14,054	EUR	5,663
	Total Return	105,031		4,168,972
	Total Return	22,005		(1,232,017)

				7,725,766
Goldman Sachs International:
	Credit Default Buy Protection	35,020		(239,676)
	Credit Default Sell Protection	64,318		926,949

				687,273
JPMorgan Chase Bank NA:
	Interest Rate	41,300	BRR	2,577,613
	Interest Rate	2,579,000	JPY	(902,339)

				1,675,274
JPMorgan Chase Bank NA, London Branch	Credit Default Buy Protection	9,590		(135,302)
JPMorgan Chase Bank NA, NY Branch	Credit Default Sell Protection	6,930		9,476
Morgan Stanley:
	Interest Rate	121,630	BRR	1,362,365
	Total Return	7,266	EUR	(66,848)
	Total Return	17,124	GBP	724,600
	Total Return	24,732		11,119

				2,031,236
Morgan Stanley & Co. International Ltd.	Credit Default Sell Protection	15,590		(1,682,172)
Morgan Stanley Capital Services, Inc.	Currency	980,430	RUR	(5,071,895)
Nomura International	Total Return	8,978		292,716
UBS AG:
	Credit Default Sell Protection	13,890		(167,116)
	Total Return	50,526		1,842,832

				1,675,716
Westpac Banking Corp.	Interest Rate	47,515	AUD	(454,255)

		Total Swaps		$9,099,174

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar

BRR	Brazilian Real

CHF	Swiss Franc

DKK	Danish Krone

EUR	Euro

GBP	British Pounds Sterling

JPY	Japanese Yen

NZD	New Zealand Dollar

RUR	Russian Ruble

SEK	Swedish Krona

STATEMENT OF ASSETS AND LIABILITIES September 30, 2010

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $7,537,269,982)	$7,661,225,791
Affiliated companies (cost $1,672,121,204)	1,648,846,681

9,310,072,472
Cash—foreign currencies (cost $4,175,073)	3,924,503
Unrealized appreciation on foreign currency exchange contracts	27,658,399
Appreciated swaps, at value (net upfront payments received $6,688,001)	25,765,850
Depreciated swaps, at value (upfront payments paid $1,289,227)	1,142,846
Unrealized appreciation on unfunded purchase agreements	66,760
Receivables and other assets:
Investments pledged as TALF loan collateral sold	380,022,764
Investments sold (including $10,094,228 sold on a when-issued or delayed delivery basis)	101,379,965
Interest, dividends and principal paydowns	119,594,123
Shares of beneficial interest sold	13,538,137
Closed foreign currency contracts	7,263,797
Futures margins	1,583,807
Other	187,463

Total assets	9,992,200,886

Liabilities
Bank overdraft	882,372
Appreciated options written, at value (premiums received $745,282)	59,312
Unrealized depreciation on foreign currency exchange contracts	23,480,839
Appreciated swaps, at value (upfront payments received $1,741,364)	1,306,563
Depreciated swaps, at value (upfront payments received $580,473)	16,502,959
Payables and other liabilities:
TALF loans, at value	553,713,724
Investments purchased (including $208,689,499 purchased on a when-issued or delayed delivery basis)	303,906,774
Shares of beneficial interest redeemed	18,249,087
Distribution and service plan fees	5,096,835
Dividends	4,558,970
Closed foreign currency contracts	3,788,213
Futures margins	1,693,991
Transfer and shareholder servicing agent fees	1,105,586
Interest expense on borrowings	962,208
Shareholder communications	482,185
Foreign capital gains tax	338,519
Trustees’ compensation	112,982
Other	340,057

Total liabilities	936,581,176

Net Assets	$9,055,619,710

Composition of Net Assets
Par value of shares of beneficial interest	$2,098,675
Additional paid-in capital	9,761,935,702
Accumulated net investment loss	(43,424,443)
Accumulated net realized loss on investments and foreign currency transactions	(797,216,845)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	132,226,621

Net Assets	$9,055,619,710

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $6,368,118,024 and 1,475,486,452 shares of beneficial interest outstanding)	$4.32
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$4.54

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $342,068,902 and 78,985,745 shares of beneficial interest outstanding)	$4.33

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,448,885,873 and 336,382,851 shares of beneficial interest outstanding)	$4.31

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $230,532,306 and 53,380,001 shares of beneficial interest outstanding)	$4.32

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $666,014,605 and 154,440,015 shares of beneficial interest outstanding)	$4.31

STATEMENT OF OPERATIONS For the Year Ended September 30, 2010

Allocation of Income and Expenses from master funds[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$2,929,041
Dividends	6,121
Expenses[2]	(221,555)

Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	2,713,607
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	87,652,952
Dividends	118,491
Expenses[3]	(3,460,074)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	84,311,369

Total allocation of net investment income from master funds	87,024,976

Investment Income
Interest (net of foreign withholding taxes of $1,115,574)	589,930,183
Fee income on when-issued securities	6,424,049
Dividends:
Unaffiliated companies	203,954
Affiliated companies	582,034
Income from investment of securities lending cash collateral, net — affiliated companies	122,994
Other income	64,331

Total investment income	597,327,545

Expenses
Management fees	43,421,652
Distribution and service plan fees:
Class A	14,889,361
Class B	3,311,033
Class C	13,298,077
Class N	1,012,512
Transfer and shareholder servicing agent fees:
Class A	8,295,625
Class B	1,017,759
Class C	1,914,447
Class N	676,025
Class Y	1,301,830

1.	The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 1 of the accompanying Notes.

2.	Net of expense waivers and/or reimbursements of $2,954.

3.	Net of expense waivers and/or reimbursements of $52,832.

Expenses Continued
Shareholder communications:
Class A	$726,863
Class B	99,531
Class C	161,195
Class N	21,539
Class Y	75,491
Interest expense on borrowings	23,632,291
Custodian fees and expenses	1,036,901
Trustees’ compensation	171,972
Other	2,067,377

Total expenses	117,131,481
Less waivers and reimbursements of expenses	(3,569,558)

Net expenses	113,561,923

Net Investment Income	570,790,598

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (including premiums on options exercised)	350,137,057
Closing and expiration of option contracts written	6,333,515
Closing and expiration of futures contracts	130,927,341
Foreign currency transactions	(6,570,957)
Swap contracts	79,513,316
Increase from payment by affiliate	7,451
Net realized gain allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	349,109
Oppenheimer Master Loan Fund, LLC	7,565,725

Total net realized gain	568,262,557

Net change in unrealized appreciation/depreciation on:
Investments (net of foreign capital gains tax of $338,519)	239,102,654
Translation of assets and liabilities denominated in foreign currencies	13,026,853
Futures contracts	9,342,222
Option contracts written	685,970
Swap contracts	(14,659,388)
Unfunded purchase agreements	1,221,029
Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(1,307,412)
Oppenheimer Master Loan Fund, LLC	9,583,668

Total net change in unrealized appreciation/depreciation	256,995,596

Net Increase in Net Assets Resulting from Operations	$1,396,048,751

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended September 30,	2010	2009

Operations
Net investment income	$570,790,598	$522,061,268
Net realized gain (loss)	568,262,557	(1,255,892,769)
Net change in unrealized appreciation/depreciation	256,995,596	887,209,982

Net increase in net assets resulting from operations	1,396,048,751	153,378,481

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(408,567,488)	(297,722,981)
Class B	(19,254,456)	(15,400,453)
Class C	(79,800,650)	(53,488,830)
Class N	(12,774,553)	(7,720,213)
Class Y	(37,803,494)	(13,523,528)

	(558,200,641)	(387,856,005)

Tax return of capital distribution:
Class A	—	(100,758,873)
Class B	—	(5,212,001)
Class C	—	(18,102,311)
Class N	—	(2,612,764)
Class Y	—	(4,576,789)

	—	(131,262,738)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(248,824,485)	(1,406,122,517)
Class B	(43,564,941)	(110,645,842)
Class C	23,353,598	(161,338,625)
Class N	23,205,215	2,474,713
Class Y	320,327,686	(12,139,401)

	74,497,073	(1,687,771,672)

Net Assets
Total increase (decrease)	912,345,183	(2,053,511,934)
Beginning of period	8,143,274,527	10,196,786,461

End of period (including accumulated net investment loss of $43,424,443 and $60,291,056, respectively)	$9,055,619,710	$8,143,274,527

STATEMENT OF CASH FLOWS

For the Year Ended September 30, 2010

Cash Flows from Operating Activities
Net increase in net assets from operations	$1,396,048,751
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(6,158,862,701)
Proceeds from disposition of investment securities	6,410,944,084
Short-term investment securities, net	398,492,538
Proceeds from premiums on written options, net	745,282
Upfront payments made on swap contracts, net	(11,285,222)
Premium amortization	30,173,541
Discount accretion	(74,806,900)
Total allocation of net investment income from master funds	(87,024,976)
Net realized gain on investments from unaffiliated companies	(350,137,057)
Net realized gain allocated from master funds	(7,914,834)
Total net change in unrealized appreciation/depreciation on investments	(256,995,596)
Change in assets:
Decrease in other assets	377,483
Decrease in closed foreign currency contracts receivable	15,663,490
Decrease in receivable for futures margins	653,730
Increase in interest receivable	(7,288,482)
Decrease in receivable for securities sold	62,963,179
Increase in investments pledged as TALF loan collateral sold	(380,022,764)
Change in liabilities:
Decrease in payable for futures margins	(657,067)
Decrease in return of securities lending collateral	(23,441,250)
Decrease in closed foreign currency contracts payable	(42,193,849)
Increase in foreign capital gains tax	338,519
Increase in other liabilities	969,083
Decrease in payable for securities purchased	(303,658,903)

Net cash provided by operating activities	613,080,079

Cash Flows from Financing Activities
Proceeds from bank overdraft	882,372
Proceeds from TALF loan	628,227,433
Payments on TALF loan	(510,838,351)
Proceeds from shares sold	1,617,907,102
Payments on shares redeemed	(2,265,664,994)
Cash distributions paid	(116,423,425)

Net cash used in financing activities	(645,909,863)
Net decrease in cash	(32,829,784)
Cash, beginning balance	36,754,287

Cash-foreign currencies, ending balance	$3,924,503

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $441,878,420.
Cash paid for interest on TALF loans-$23,110,915.

FINANCIAL HIGHLIGHTS

Class A Year Ended September 30,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$3.91	$3.96	$4.41	$4.18	$4.34

Income (loss) from investment operations:
Net investment income[1]	.28	.24	.24	.23	.21
Net realized and unrealized gain (loss)	.40	(.05)	(.40)	.23	(.05)

Total from investment operations	.68	.19	(.16)	.46	.16

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.27)	(.18)	(.29)	(.23)	(.32)
Tax return of capital distribution	—	(.06)	—	—	—

Total dividends and/or distributions to shareholders	(.27)	(.24)	(.29)	(.23)	(.32)

Net asset value, end of period	$4.32	$3.91	$3.96	$4.41	$4.18

Total Return, at Net Asset Value[2]	18.17%	5.59%	(4.01)%	11.14%	3.77%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,368,118	$6,019,723	$7,719,384	$6,430,790	$5,077,400

Average net assets (in thousands)	$6,047,257	$5,942,116	$7,560,427	$5,655,265	$4,888,392

Ratios to average net assets:[3,4]
Net investment income	6.91%	6.74%	5.44%	5.25%	5.03%
Expenses excluding interest and fees from borrowings	0.99%	0.97%	0.91%	0.90%	0.93%
Interest and fees from borrowings	0.28%	0.01%	—	—	—

Total expenses	1.27%[5]	0.98%[5]	0.91%[5]	0.90%[5]	0.93%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.23%	0.96%	0.89%	0.89%	0.92%

Portfolio turnover rate[6]	94%	96%	71%	72%	96%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

5.	Total expenses including indirect expenses from affiliated funds were as follows:

Year Ended September 30, 2010	1.27%
Year Ended September 30, 2009	0.99%
Year Ended September 30, 2008	0.92%
Year Ended September 30, 2007	0.91%
6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2010	$2,754,184,019	$2,975,421,694
Year Ended September 30, 2009	$5,100,694,441	$4,915,091,623
Year Ended September 30, 2008	$1,979,370,856	$1,852,400,340
Year Ended September 30, 2007	$3,319,818,108	$3,509,387,791
Year Ended September 30, 2006	$4,097,005,267	$4,231,030,059

Class B Year Ended September 30,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$3.93	$3.98	$4.42	$4.20	$4.35

Income (loss) from investment operations:
Net investment income[1]	.24	.20	.20	.19	.18
Net realized and unrealized gain (loss)	.40	(.04)	(.39)	.22	(.05)

Total from investment operations	.64	.16	(.19)	.41	.13

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.24)	(.16)	(.25)	(.19)	(.28)
Tax return of capital distribution	—	(.05)	—	—	—

Total dividends and/or distributions to shareholders	(.24)	(.21)	(.25)	(.19)	(.28)

Net asset value, end of period	$4.33	$3.93	$3.98	$4.42	$4.20

Total Return, at Net Asset Value[2]	16.74%	4.64%	(4.54)%	9.99%	3.23%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$342,069	$353,248	$483,485	$569,523	$718,742

Average net assets (in thousands)	$331,317	$355,973	$540,865	$635,237	$802,936

Ratios to average net assets:[3,4]
Net investment income	5.96%	5.83%	4.61%	4.43%	4.25%
Expenses excluding interest and fees from borrowings	1.93%	1.89%	1.73%	1.71%	1.71%
Interest and fees from borrowings	0.28%	0.01%	—	—	—

Total expenses	2.21%[5]	1.90%[5]	1.73%[5]	1.71%[5]	1.71%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.17%	1.88%	1.71%	1.70%	1.71%

Portfolio turnover rate[6]	94%	96%	71%	72%	96%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

5.	Total expenses including indirect expenses from affiliated funds were as follows:

Year Ended September 30, 2010	2.21%
Year Ended September 30, 2009	1.91%
Year Ended September 30, 2008	1.74%
Year Ended September 30, 2007	1.72%
6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2010	$2,754,184,019	$2,975,421,694
Year Ended September 30, 2009	$5,100,694,441	$4,915,091,623
Year Ended September 30, 2008	$1,979,370,856	$1,852,400,340
Year Ended September 30, 2007	$3,319,818,108	$3,509,387,791
Year Ended September 30, 2006	$4,097,005,267	$4,231,030,059

Class C Year Ended September 30,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$3.91	$3.96	$4.40	$4.18	$4.33

Income (loss) from investment operations:
Net investment income[1]	.25	.21	.20	.19	.18
Net realized and unrealized gain (loss)	.39	(.05)	(.38)	.22	(.05)

Total from investment operations	.64	.16	(.18)	.41	.13

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.24)	(.16)	(.26)	(.19)	(.28)
Tax return of capital distribution	—	(.05)	—	—	—

Total dividends and/or distributions to shareholders	(.24)	(.21)	(.26)	(.19)	(.28)

Net asset value, end of period	$4.31	$3.91	$3.96	$4.40	$4.18

Total Return, at Net Asset Value[2]	17.01%	4.79%	(4.52)%	10.06%	3.22%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,448,886	$1,292,721	$1,493,804	$1,086,918	$857,843

Average net assets (in thousands)	$1,330,764	$1,201,421	$1,381,340	$959,439	$814,425

Ratios to average net assets:[3,4]
Net investment income	6.15%	6.00%	4.68%	4.49%	4.27%
Expenses excluding interest and fees from borrowings	1.75%	1.73%	1.66%	1.66%	1.68%
Interest and fees from borrowings	0.28%	0.01%	—	—	—

Total expenses	2.03%[5]	1.74%[5]	1.66%[5]	1.66%[5]	1.68%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.99%	1.72%	1.64%	1.65%	1.68%

Portfolio turnover rate[6]	94%	96%	71%	72%	96%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

5.	Total expenses including indirect expenses from affiliated funds were as follows:

Year Ended September 30, 2010	2.03%
Year Ended September 30, 2009	1.75%
Year Ended September 30, 2008	1.67%
Year Ended September 30, 2007	1.67%
6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2010	$2,754,184,019	$2,975,421,694
Year Ended September 30, 2009	$5,100,694,441	$4,915,091,623
Year Ended September 30, 2008	$1,979,370,856	$1,852,400,340
Year Ended September 30, 2007	$3,319,818,108	$3,509,387,791
Year Ended September 30, 2006	$4,097,005,267	$4,231,030,059

Class N Year Ended September 30,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$3.92	$3.97	$4.41	$4.19	$4.34

Income (loss) from investment operations:
Net investment income[1]	.26	.22	.22	.21	.19
Net realized and unrealized gain (loss)	.40	(.05)	(.39)	.22	(.04)

Total from investment operations	.66	.17	(.17)	.43	.15

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.26)	(.16)	(.27)	(.21)	(.30)
Tax return of capital distribution	—	(.06)	—	—	—

Total dividends and/or distributions to shareholders	(.26)	(.22)	(.27)	(.21)	(.30)

Net asset value, end of period	$4.32	$3.92	$3.97	$4.41	$4.19

Total Return, at Net Asset Value[2]	17.34%	5.14%	(4.17)%	10.42%	3.60%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$230,532	$186,857	$186,353	$145,685	$108,324

Average net assets (in thousands)	$202,619	$164,067	$175,884	$126,935	$94,281

Ratios to average net assets:[3,4]
Net investment income	6.45%	6.34%	5.03%	4.84%	4.62%
Expenses excluding interest and fees from borrowings	1.44%	1.47%	1.32%	1.32%	1.33%
Interest and fees from borrowings	0.28%	0.01%	—	—	—

Total expenses	1.72%[5]	1.48%[5]	1.32%[5]	1.32%[5]	1.33%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.68%	1.39%	1.30%	1.31%	1.33%

Portfolio turnover rate[6]	94%	96%	71%	72%	96%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

5.	Total expenses including indirect expenses from affiliated funds were as follows:

Year Ended September 30, 2010	1.72%
Year Ended September 30, 2009	1.49%
Year Ended September 30, 2008	1.33%
Year Ended September 30, 2007	1.33%
6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2010	$2,754,184,019	$2,975,421,694
Year Ended September 30, 2009	$5,100,694,441	$4,915,091,623
Year Ended September 30, 2008	$1,979,370,856	$1,852,400,340
Year Ended September 30, 2007	$3,319,818,108	$3,509,387,791
Year Ended September 30, 2006	$4,097,005,267	$4,231,030,059

Class Y Year Ended September 30,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$3.91	$3.96	$4.39	$4.17	$4.32

Income (loss) from investment operations:
Net investment income[1]	.29	.24	.25	.24	.22
Net realized and unrealized gain (loss)	.39	(.05)	(.38)	.22	(.04)

Total from investment operations	.68	.19	(.13)	.46	.18

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.28)	(.18)	(.30)	(.24)	(.33)
Tax return of capital distribution	—	(.06)	—	—	—

Total dividends and/or distributions to shareholders	(.28)	(.24)	(.30)	(.24)	(.33)

Net asset value, end of period	$4.31	$3.91	$3.96	$4.39	$4.17

Total Return, at Net Asset Value[2]	18.10%	5.67%	(3.33)%	11.28%	4.35%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$666,015	$290,726	$313,760	$347,689	$179,309

Average net assets (in thousands)	$545,045	$266,712	$220,416	$260,589	$118,239

Ratios to average net assets:[3,4]
Net investment income	7.08%	6.82%	5.68%	5.61%	5.38%
Expenses excluding interest and fees from borrowings	0.85%	0.79%	0.66%	0.56%	0.58%
Interest and fees from borrowings	0.28%	0.01%	—	—	—

Total expenses	1.13%[5]	0.80%[5]	0.66%[5]	0.56%[5]	0.58%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	0.78%	0.64%	0.55%	0.58%

Portfolio turnover rate[6]	94%	96%	71%	72%	96%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

5.	Total expenses including indirect expenses from affiliated funds were as follows:

Year Ended September 30, 2010	1.13%
Year Ended September 30, 2009	0.81%
Year Ended September 30, 2008	0.67%
Year Ended September 30, 2007	0.57%
6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2010	$2,754,184,019	$2,975,421,694
Year Ended September 30, 2009	$5,100,694,441	$4,915,091,623
Year Ended September 30, 2008	$1,979,370,856	$1,852,400,340
Year Ended September 30, 2007	$3,319,818,108	$3,509,387,791
Year Ended September 30, 2006	$4,097,005,267	$4,231,030,059

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Global Strategic Income Fund (the “Fund”), formerly known as Oppenheimer Strategic Income Fund, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek high current income by investing mainly in debt securities. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     Structured securities are valued utilizing price quotations obtained from broker-dealers or independent pricing services. Values are determined based upon market inputs which typically include the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
     Event-linked bonds are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Prices are determined based upon information obtained from market participants including reported trade data and broker-dealer price quotations.
     Swap contracts are valued utilizing price quotations obtained from broker-dealer counterparties or independent pricing services. Values are determined based on relevant market information on the underlying reference assets which may include credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures and forward currency rates.
     Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from independent pricing services.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.
Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Statement of Operations as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Statement of Operations upon the sale or maturity of such securities.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery.

The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of September 30, 2010, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery
Basis Transactions

Purchased securities	$208,689,499
Sold securities	10,094,228
The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.
     Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.
     Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently default. Information concerning securities in default as of September 30, 2010 is as follows:

Cost	$164,147,389
Market Value	$22,407,090
Market Value as a % of Net Assets	0.25%
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Investment in Oppenheimer master funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC (the “master funds”). Each master fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one master fund than in another, the Fund will have greater exposure to the risks of that master fund.
     The investment objective of Oppenheimer Master Loan Fund, LLC is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek a high level of current income principally derived from interest on debt securities. The Fund’s investments in the master funds are included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding master fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the master funds. As a shareholder, the Fund is subject to its proportional share of the master funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the master funds.
Investment in OFI Liquid Assets Fund, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund’s Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC (“LAF”) is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. When applicable, the Fund’s investment in LAF is included in the Statement of Investments. Shares of LAF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of LAF’s expenses, including its management fee of 0.08%.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Participation in TALF Program. The Fund may invest a portion of its assets through participation in the Term Asset-Backed Securities Loan Facility program (the “TALF Program”), a program created by the Board of Governors of the Federal Reserve System and the U.S. Department of the Treasury and operated by the Federal Reserve Bank of New York (the “New York Fed”). Under the TALF Program, the New York Fed may provide loans to the Fund to purchase certain investment-grade, asset-backed securities backed by, among other assets, automobile loans, student loans, credit card loans, and Small Business Administration-guaranteed small business loans or certain commercial mortgage-backed securities (“TALF Eligible Securities”). The Fund has limited its TALF borrowings to 15% of its total assets. Loans under the TALF Program are not subject to the Fund’s limitations on borrowings.
     The Fund will pledge TALF Eligible Securities as collateral for a TALF Program loan, which will consist of securities that the Fund currently owns or securities that the Fund purchases with the loan proceeds. Securities held in collateralized accounts to cover these loan obligations are noted in the Statement of Investments. The Fund is required to post an amount of TALF Eligible Securities, determined under the terms of the TALF Program, in excess of the amount borrowed. TALF Program loans are prepayable at the option of the Fund without penalty, and the Fund may satisfy its loan obligation in full at any time by surrendering the TALF Eligible Securities pledged by the Fund to the New York Fed.
Except in certain limited circumstances, TALF Program loans are non-recourse, and if the Fund does not repay the loan, or if the TALF Eligible Securities pledged by the Fund default and lose some or all of their value, under the current terms of the TALF Program, the New York Fed may enforce its rights only against the TALF Eligible Securities pledged by the Fund and not against any other assets of the Fund. If the Fund were to surrender its TALF Eligible Securities under the terms of the TALF Program, the Fund would generally not be liable to the New York Fed for any shortfall between the value of the securities surrendered and the outstanding amount borrowed, however, it would lose any excess in the value of the TALF Eligible Securities pledged as collateral by the Fund over the amount borrowed. The Fund has elected to record its outstanding TALF Program loans at fair value. As of period end, TALF Program Loans were priced using valuations supplied by a portfolio pricing service. The methodologies used by the portfolio pricing service to value the TALF Program Loans consider, among other factors, the nonrecourse nature of the loans, the value of the underlying collateral, including prepayments and defaults on identical or similar securities, market interest rates, and the historical volatility of credit spreads on identical or similar asset-backed and commercial mortgage-backed securities.
     Interest is charged to the Fund at rates based primarily on the term of each loan and the nature of the TALF Eligible Securities pledged by the Fund. The Fund also pays administrative fees on the settlement date to the New York Fed.
     The Fund’s participation in the TALF Program involves certain risks: TALF Eligible Securities are subject to risks of fixed-income securities and may be at greater risk than other fixed-income securities held outside of the TALF Program. As with other borrowings for investment purposes, a TALF Program loan will involve the risk of leverage. The TALF Program discontinued new borrowings on June 30, 2010 for certain commercial mortgage-backed securities and on March 31, 2010 for all other TALF Eligible Securities. The Federal Reserve may change the terms of the TALF Program at its discretion. While the current terms of the TALF Program state that amendments will only apply to future participations, there is no guarantee that retroactive changes to the TALF Program will not occur. Such changes may adversely affect the value of the Fund’s assets and the ability of the Fund to achieve its investment objectives.
     Under the terms of the TALF Program, principal and interest payments on TALF Eligible Securities pledged by the Fund are generally required to be used immediately to make principal and interest payments on the TALF Program loan. If the periodic interest and principal payments due on a TALF Program loan exceed the amounts received on TALF Eligible Securities pledged by the Fund, the Fund may be required to pay such additional amounts from other portfolio holdings, which could reduce the Fund’s returns. As of September 30, 2010, the Fund’s combined net unrealized appreciation/ (depreciation) on securities acquired and loans executed in connection with the Fund’s participation in the TALF Program was $16,557,036.

As of September 30, 2010, the Fund had the following loans outstanding:

			Loan		Loan
Loan Principal		Collateral	Interest		Maturity		Collateral
Amount	Loan Type	Description	Rate		Date	Loan Value	Value

$80,840,000		Ally Master
Owner Trust
2010-1, Asset-
Backed Certificates,
	Asset-Backed	Series 2010-1, Cl. A,
	Securities	2.007%, 1/15/13	1.257%[1]		2/12/13	$80,884,556	$96,026,284	[2]

206,660,520		Citibank Omni Master
Trust, Credit Card
Receivables, Series
	Asset-Backed	2009-A12, Cl. A12,
	Securities	3.35%, 8/15/16	2.854		9/11/12	206,660,520	231,627,960

94,600,000		Ford Credit
Floorplan Master
Owner Trust 2009-2,
Asset-Backed Nts.,
	Asset-Backed	Series 2009-2, Cl. A,
	Securities	1.807%, 9/15/12	1.257	[1]	10/9/12	94,600,000	111,823,393	[2]

59,340,000		Ford Credit
Floorplan Master
Owner Trust 2010-1,
Asset-Backed Nts.,
	Asset-Backed	Series 2010-1, Cl. A,
	Securities	1.907%, 12/15/14	1.257	[1]	1/14/13	59,340,000	70,445,989	[2]

25,191,089		Ford Credit
Floorplan Master
Owner Trust 2010-3,
Asset-Backed Nts.,
	Asset-Backed	Series 2010-3, Cl. A1,
	Securities	4.20%, 2/15/17	2.640		3/11/13	25,180,697	32,628,819

87,000,000		GE Dealer Floorplan
Master Note Trust,
Asset-Backed
Securities, Series
	Asset-Backed	2009-2A, Cl. A,
	Securities	1.807%, 10/20/14	1.257	[1]	11/13/12	87,047,951	101,727,098	[2]

$553,631,609						$553,713,724	$644,279,543

1.	Represents the current interest rate for a variable or increasing rate loan.

2.	Included as receivables for Investments Pledged as TALF Loan Collateral Sold as reflected in the Statement of Assets and Liabilities.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4,5]	Tax Purposes

$12,279,112	$—	$762,406,315	$95,303,102

1.	As of September 30, 2010, the Fund had $760,654,996 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of September 30, 2010, details of the capital loss carryforwards were as follows:

Expiring

2011	$294,188,800
2012	122,914,725
2016	3,243,816
2017	101,514,149
2018	238,793,506

Total	$760,654,996

Of these losses, $27,330,332 are subject to loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $12,137,845 per year.

2.	The Fund had $1,751,319 of straddle losses which were deferred.

3.	During the fiscal year ended September 30, 2010, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended September 30, 2009, the Fund did not utilize any capital loss carryforward.

5.	During the fiscal year ended September 30, 2010, $190,220,184 of unused capital loss carryforward expired.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for September 30, 2010. Net assets of the Fund were unaffected by the reclassifications.

	Reduction to	Reduction to
	Accumulated	Accumulated Net
Reduction to	Net Investment	Realized Loss
Paid-in Capital	Loss	on Investments

$159,620,210	$4,276,656	$155,343,554
The tax character of distributions paid during the years ended September 30, 2010 and September 30, 2009 was as follows:

	Year Ended	Year Ended
	September 30, 2010	September 30, 2009

Distributions paid from:
Ordinary income	$558,200,641	$387,856,005
Return of capital	—	131,262,738

Total	$558,200,641	$519,118,743

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2010 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$9,215,023,620
Federal tax cost of other investments	1,941,907,355

Total federal tax cost	$11,156,930,975

Gross unrealized appreciation	$686,672,709
Gross unrealized depreciation	(591,369,607)

Net unrealized appreciation	$95,303,102

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.
Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2010		Year Ended September 30, 2009
	Shares	Amount	Shares	Amount

Class A
Sold	235,187,068	$954,508,707	301,768,574	$1,059,983,335
Dividends and/or
distributions reinvested	78,687,221	319,054,450	91,403,674	319,350,656
Acquisition—Note 9	8,863,443	35,010,600	—	—
Redeemed	(385,392,376)	(1,557,398,242)	(802,163,197)	(2,785,456,508)

Net decrease	(62,654,644)	$(248,824,485)	(408,990,949)	$(1,406,122,517)

Class B
Sold	17,525,083	$71,388,525	19,505,967	$68,444,514
Dividends and/or
distributions reinvested	3,850,628	15,678,441	4,763,834	16,691,602
Redeemed	(32,345,662)	(130,631,907)	(55,869,284)	(195,781,958)

Net decrease	(10,969,951)	$(43,564,941)	(31,599,483)	$(110,645,842)

Class C
Sold	64,418,131	$261,204,979	74,636,576	$261,000,485
Dividends and/or
distributions reinvested	15,142,485	61,358,453	15,457,950	54,023,070
Redeemed	(74,160,500)	(299,209,834)	(136,671,844)	(476,362,180)

Net increase (decrease)	5,400,116	$23,353,598	(46,577,318)	$(161,338,625)

Class N
Sold	17,763,889	$72,158,565	20,125,973	$70,519,105
Dividends and/or
distributions reinvested	2,657,542	10,806,955	2,417,291	8,483,946
Acquisition—Note 9	217,203	857,952	—	—
Redeemed	(14,973,356)	(60,618,257)	(21,803,466)	(76,528,338)

Net increase	5,665,278	$23,205,215	739,798	$2,474,713

Class Y
Sold	65,083,214	$264,818,990	52,215,363	$185,556,789
Dividends and/or
distributions reinvested	8,615,557	34,980,121	4,726,808	16,558,886
Acquisition—Note 9	59,510,245	235,065,467	—	—
Redeemed	(53,116,318)	(214,536,892)	(61,786,767)	(214,255,076)

Net increase (decrease)	80,092,698	$320,327,686	(4,844,596)	$(12,139,401)

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF and LAF, for the year ended September 30, 2010, were as follows:

	Purchases	Sales

Investment securities	$5,857,914,012	$6,225,627,191
U.S. government and government agency obligations	300,948,689	185,316,893
To Be Announced (TBA) mortgage-related securities	2,754,184,019	2,975,421,694
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Next $4 billion	0.50
Over $5 billion	0.48
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended September 30, 2010, the Fund paid $13,265,023 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2010 were as follows:

Class B	$117,007,704
Class C	42,851,461
Class N	3,645,961
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

September 30, 2010	$1,749,727	$12,908	$607,961	$78,755	$4,909
Waivers and Reimbursements of Expenses. Effective October 27, 2009 through February 28, 2010, the Manager voluntarily waived and/or reimbursed Fund expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” for Class Y shares did not exceed 0.71% for that time period. Furthermore, effective March 1, 2010 through October 27, 2010, the Manager has agreed to voluntarily waive and/or reimburse 0.02% of Fund expenses with respect to Class Y shares. During the year ended September 30, 2010, the Manager waived $218,748 for Class Y shares.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in IMMF and the master funds. During the year ended September 30, 2010, the Manager waived fees and/or reimbursed the Fund $3,306,805 for management fees.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
During the year ended September 30, 2010, OFS waived transfer and shareholder servicing agent fees as follows:

Class B	$4,174
Class N	2,383
Class Y	37,448
Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
     During the year ended September 30, 2010, the Manager voluntarily reimbursed the Fund $7,451 for certain transactions. The payment is separately reported in the Statement of Operations and increased the Fund’s total returns by less than 0.01%.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of September 30, 2010, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $54,600,220, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $24,063,943 as of September 30, 2010. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.
     As of September 30, 2010 the Fund has required certain counterparties to post collateral of $10,119,551.
Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s ISDA master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
     As of September 30, 2010, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $12,268,899 for which the Fund has posted collateral of $3,476,114. Securities held in collateralized accounts to cover these liabilities are noted in the Statement of Investments, if applicable. If a contingent feature would have been triggered as of September 30, 2010, the Fund could have been required to pay this amount in cash to its counterparties.

If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities; securities posted as collateral, if any, are reported on the Statement of Investments.
Average derivative balances during the period were consistent with the period-end positions shown on the Statement of Investments.
Valuations of derivative instruments as of September 30, 2010 are as follows:

	Asset Derivatives			Liability Derivatives
	Statement of			Statement of
Derivatives	Assets and			Assets and
not Accounted for as	Liabilities			Liabilities
Hedging Instruments*	Location	Value		Location	Value

Credit contracts	Appreciated swaps, at value	$2,784,480		Appreciated swaps, at value	$1,306,563
Credit contracts	Depreciated swaps, at value	1,142,846		Depreciated swaps, at value	2,961,037
Equity contracts	Appreciated swaps, at value	12,147,089		Depreciated swaps, at value	4,862,132
Foreign exchange contracts				Depreciated swaps, at value	5,071,895
Interest rate contracts	Appreciated swaps, at value	10,648,569		Depreciated swaps, at value	2,199,594
Volatility contracts	Appreciated swaps, at value	185,712		Depreciated swaps, at value	1,408,301
Equity contracts	Futures margins	1,069,781	**	Futures margins	301,621	**
Interest rate contracts	Futures margins	514,026	**	Futures margins	1,392,370	**
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	27,656,968		Unrealized depreciation on foreign currency exchange contracts	23,452,667
Foreign exchange contracts				Appreciated written options, at value	59,312
Foreign exchange contracts	Investments, at value	34,556	***
Interest rate contracts	Investments, at value	27,107,233	***

Total		$83,291,260			$43,015,492

*	Contracts used for currency conversion purposes are not included in this table.

**	Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

***	Amounts relate to purchased options.
The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
	Investments from
	unaffiliated
	companies	Closing and
Derivatives not	(including	expiration	Closing and
Accounted	premiums	of option	expiration	Foreign
for as Hedging	on options	contracts	of futures	currency	Swap
Instruments*	exercised)**	written	contracts	transactions	contracts	Total

Credit contracts	$—	$—	$—	$—	$11,988,262	$11,988,262
Equity contracts	—	—	(11,961,317)	—	12,154,626	193,309
Foreign exchange contracts	(14,095,111)	6,333,515	—	46,246,931	3,242,719	41,728,054
Interest rate contracts	—	—	142,888,658	—	54,909,865	197,798,523
Volatility contracts	—	—	—	—	(2,782,156)	(2,782,156)

Total	$(14,095,111)	$6,333,515	$130,927,341	$46,246,931	$79,513,316	$248,925,992

*	Contracts used for currency conversion purposes are not included in this table.

**	Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
				Translation of
				assets and
Derivatives not				liabilities
Accounted for		Option		denominated
as Hedging		contracts	Futures	in foreign	Swap
Instruments*	Investments**	written	contracts	currencies	contracts	Total

Credit contracts	$—	$—	$—	$—	$20,201,811	$20,201,811
Equity contracts	—	—	(3,817,190)	—	334,874	(3,482,316)
Foreign exchange contracts	(710,728)	685,970	—	(23,332,661)	(1,687,278)	(25,044,697)
Interest rate contracts	(1,592,991)	—	13,159,412	—	(32,286,206)	(20,719,785)
Volatility contracts	—	—	—	—	(1,222,589)	(1,222,589)

Total	$(2,303,719)	$685,970	$9,342,222	$(23,332,661)	$(14,659,388)	$(30,267,576)

*	Contracts used for currency conversion purposes are not included in this table.

**	Includes purchased option contracts and purchased swaption contracts, if any.
Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

     The Fund has purchased and sold foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received.
Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
     The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.
     The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.
     The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.
     The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.
     Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.
Option Activity
The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.
     Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.
     The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

     The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     The Fund has purchased call options on treasury futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.
     Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.
Written option activity for the year ended September 30, 2010 was as follows:

	Call Options		Put Options
	Number of	Amount of	Number of	Amount of
	Contracts	Premiums	Contracts	Premiums

Options outstanding as of September 30, 2009	—	$—	—	$—
Options written	13,149,790,000	6,462,732	5,943,440,000	4,922,672
Options closed or expired	(6,356,670,000)	(3,606,935)	(4,190,010,000)	(2,726,580)
Options exercised	(3,935,120,000)	(2,110,515)	(1,753,430,000)	(2,196,092)

Options outstanding as of September 30, 2010	2,858,000,000	$745,282	—	$—

Swap Contracts
The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.
     Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.
     Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.
Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security, sovereign debt, or a basket of securities (the “reference asset”).
     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.
     The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and/or indexes that are either unavailable or considered to be less attractive in the bond market.
     The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and, or, indexes.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.
     The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.
     The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.
     Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.
     The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, or an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract.
     The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments of a floating reference interest rate or an amount equal to the negative price movement of the same securities or index multiplied by the notional amount of the contract.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
Currency Swaps. A currency swap is an agreement between counterparties to exchange different currencies equivalent to the notional value at contract inception and reverse the exchange of the same notional values of those currencies at contract termination. The contract may also include periodic exchanges of cash flows based on a specified index or interest rate.
     The Fund has entered into currency swap contracts with the obligation to pay an interest rate on various foreign currency notional amounts and receive an interest rate on the dollar notional amount in order to take a negative investment perspective on the related currencies for which the Fund receives a payment. These currency swap contracts seek to decrease exposure to foreign exchange rate risk.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the volatility of the reference investment as measured by changes in its price or level while the other cash flow is based on an interest rate or the measured volatility of a different reference investment. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movement, rather than general directional increases or decreases in its price.
     Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.
     The Fund has entered into volatility swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the fund to pay the measured volatility and receive a fixed interest payment over the period of the contract. If the measured volatility of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will appreciate in value.

     The Fund has entered into volatility swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the fund to pay a fixed interest payment and receive the measured volatility over the period of the contract. If the measured volatility of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will depreciate in value.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
6. Restricted Securities
As of September 30, 2010, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
7. Securities Lending
The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.
As of September 30, 2010, the Fund had no securities on loan.
8. Unfunded Purchase Agreements
Pursuant to the terms of certain indenture agreements, the Fund has unfunded purchase agreements of $27,525,293 at September 30, 2010. The following agreements are subject to funding based on the borrower’s discretion. The Fund is obligated to fund these agreements at the time of the request by the borrower. These agreements have been excluded from the Statement of Investments.

As of September 30, 2010, the Fund had unfunded purchase agreements as follows:

	Commitment	Unfunded
	Termination Date	Amount

Deutsche Bank AG, Opic Reforma I Credit Linked Nts.	10/23/13	$22,756,742

		Commitment
	Interest	Termination	Unfunded	Unrealized
	Rate	Date	Amount	Appreciation

Deutsche Bank AG; An unfunded commitment that Oppenheimer receives 0.125% quarterly; and will pay out, upon request, up to 4,768,551 USD to a Peruvian Trust through Deutsche Bank’s Global Note Program. Upon funding requests, the unfunded portion decreases and new structured securities will be created and held by the fund to maintain a consistent exposure level.	0.50%	10/15/10	$4,768,551	$66,760
9. Acquisition of MassMutual Premier Strategic Income Fund
On October 26, 2009, the Fund acquired all of the net assets of MassMutual Premier Strategic Income Fund, pursuant to an Agreement and Plan of Reorganization approved by the MassMutual Premier Strategic Income Fund shareholders on September 22, 2009. The exchange qualified as a tax-free reorganization for federal income tax purposes.
Details of the merger are shown in the following table:

	Exchange Ratio to	Shares of	Value of Issued
	One Share of the	Beneficial	Shares of	Combined Net
	MassMutual Premier	Interest Issued	Beneficial	Assets on
	Strategic Income Fund	by the Fund	Interest	October 26, 2009[1]

Class A	2.355509	8,863,443	$35,010,600	$6,097,055,173
Class B	—	—	$—	$—
Class C	—	—	$—	$—
Class N	2.371623	217,203	$857,952	$191,70,636
Class L2	2.379824	49,229,917	$194,458,173	Combined in Class Y
Class S2	2.376329	8,730,464	$34,485,333	Combined in Class Y
Class Y	2.379555	1,549,864	$6,121,961	$535,597,320

1.	The net assets acquired included net unrealized depreciation of $6,342,309 and an unused capital loss carryforward of $27,330,332, potential utilization subject to tax limitations.

2.	The Fund issued Class Y shares in exchange for Class L and Class S shares of MassMutual Premier Strategic Income Fund.

10. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.

Oppenheimer Global Strategic Income Fund

Website
www.oppenheimerfunds.com

Investment Adviser
OppenheimerFunds, Inc.
Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York 10281-1008

Distributor
OppenheimerFunds Distributor, Inc.
Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York 10281-1008

Transfer Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1.800.CALL OPP (225.5677)

Custodian Bank
JPMorgan Chase Bank
4 Chase Metro Tech Center
Brooklyn, New York 11245

Independent Registered Public Accounting Firm
KPMG LLP
707 Seventeenth Street
Denver, Colorado 80202

Counsel to the Funds & Independent Directors
K&L Gates LLP
70 West Madison Street, Suite 3100
Chicago, Illinois 60602

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PX0230.001.0111
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OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

FORM N-1A

PART C

OTHER INFORMATION

Item 28. - Exhibits

(a)      (i)       Amended and Restated Declaration of Trust dated September 25, 2002: Previously filed with Registrant’s Post-Effective Amendment No. 23, (11/22/02), and incorporated herein by reference.

          (ii)       Amendment Number 1 to the Amended and Restated Declaration of Trust dated April 30, 2010: Filed Herewith.

          (iii)      Amendment Number 2 to the Amended and Restated Declaration of Trust dated April 30, 2010: Filed Herewith.

(b)      (i)      Amended and Restated By-Laws dated as of October 24, 2000: Previously filed with Registrant’s Post-Effective Amendment No. 21, (1/25/01), and incorporated herein by reference.

          (ii)      Amendment No. 1 dated as of October 23, 2001 to the Amended and Restated By-Laws dated as of October 24, 2000: Previously filed with Registrant’s Post-Effective Amendment No. 31, (1/28/09), and incorporated herein by reference.

         (iii)      Amendment No. 2 dated as of December 16, 2002 to the Amended and Restated By-Laws dated as of October 24, 2000: Previously filed with Registrant’s Post-Effective Amendment No. 31, (1/28/09), and incorporated herein by reference.

        (iv)      Amendment No. 3 dated as of March 1, 2005 to the Amended and Restated By-Laws dated as of October 24, 2000: Previously filed with Registrant’s Post-Effective Amendment No. 29, (2/1/07), and incorporated herein by reference.

(c)      (i)     Specimen Class A Share Certificate: Previously filed with Registrant’s Post-Effective Amendment No. 22 (1/28/02), and incorporated herein by reference.

         (ii)     Specimen Class B Share Certificate: Previously filed with Registrant’s Post-Effective Amendment No. 22 (1/28/02), and incorporated herein by reference.

         (iii)     Specimen Class C Share Certificate: Previously filed with Registrant’s Post-Effective Amendment No. 22 (1/28/02), and incorporated herein by reference.

        (iv)     Specimen Class N Share Certificate: Previously filed with Registrant’s Post-Effective Amendment No. 22 (1/28/02), and incorporated herein by reference.

        (v)     Specimen Class Y Share Certificate: Previously filed with Registrant’s Post-Effective Amendment No. 22 (1/28/02), and incorporated herein by reference.

(d)     Amended and Restated Investment Advisory Agreement dated as of January 1, 2006: Previously filed with Registrant’s Post-Effective Amendment No. 29, (2/1/07), and incorporated herein by reference.

(e)    (i)    General Distributor’s Agreement dated 10/13/92: Previously filed with Registrant’s Post-Effective Amendment No. 5, (12/3/92), and refiled with Registrant’s Post-Effective Amendment No. 9, (1/31/95), pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

       (ii)     Form of Dealer Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No.33-17850), (10/23/06), and incorporated herein by reference.

        (iii)     Form of Broker Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No.33-17850), (10/23/06), and incorporated herein by reference.

        (iv)     Form of Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No.33-17850), (10/23/06), and incorporated herein by reference.

         (v)     Form of Trust Company Fund/SERV Purchase Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), (10/26/01), and incorporated herein by reference.

        (vi)     Form of Trust Company Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No.33-17850), (10/23/06), and incorporated herein by reference.

(f)             Form of Oppenheimer Funds Compensation Deferral Plan, As Amended and Restated

Effective January 1, 2008: Previously filed with Post-Effective Amendment No. 2 to the Registration Statement of Oppenheimer Portfolio Series Fixed Income Active Allocation Fund (Reg. No. 333-146105), (5/29/09), and incorporated herein by reference.

(g)     (i)     Global Custody Agreement dated August 16, 2002, as amended: Previously filed with Post-Effective Amendment No. 51 to the Registration Statement of Oppenheimer Capital Appreciation Fund (Reg. No. 2-69719), (10/23/06), and incorporated herein by reference.

(ii)     Amendment dated September 28, 2010 to the Global Custody Agreement: Previously filed with Post-Effective Amendment No. 18 to the Registration Statement of Oppenheimer Main Street Small- & Mid-Cap Fund (Reg. No. 333-78269), (10/28/10), and incorporated herein by reference.

(h)     Not applicable.

(i)     (i)     Opinion and Consent of Counsel dated 8/30/89: Previously filed with Registrant’s Pre-Effective Amendment No. 2 to Registrant’s Registration Statement, 8/31/89 and refiled with Registrant’s Post-Effective Amendment No. 9, 1/31/95 pursuant to Item 102 of Regulation S-T and incorporated herein by reference.

        (ii)     Opinion and Consent of Counsel for Class N shares dated January 24, 2001: Previously filed with Registrant’s Post-Effective Amendment No. 21 (1/25/01), and incorporated herein by reference.

(j)     Independent Registered Public Accounting Firm’s Consent: Filed herewith.

(k)     Not applicable.

(l)	Investment Letter from Oppenheimer Management Corporation to Registrant dated 8/24/89: Previously filed with Registrant’s Post-Effective Amendment No. 6, 1/29/93, and incorporated herein by reference.

(m)     (i)     Amended and Restated Service Plan and Agreement for Class A shares dated as of October 28, 2005: Previously filed with Registrant’s Post-Effective Amendment No. 29, (2/1/07), and incorporated herein by reference.

          (ii)     Amended and Restated Distribution and Service Plan and Agreement for Class B shares dated as of October 28, 2005: Previously filed with Registrant’s Post-Effective Amendment No. 29, (2/1/07), and incorporated herein by reference.

         (iii)     Amended and Restated Distribution and Service Plan and Agreement for Class C shares dated as of October 28, 2005: Previously filed with Registrant’s Post-Effective Amendment No. 29, (2/1/07), and incorporated herein by reference.

         (iv)     Amended and Restated Distribution and Service Plan and Agreement for Class N shares dated as of October 28, 2005: Previously filed with Registrant’s Post-Effective Amendment No. 29, (2/1/07), and incorporated herein by reference.

(n) Oppenheimer Funds Multiple Class Plan under Rule 18f-3 updated through 9/17/09: Previously filed with the Post-Effective Amendment No. 16 to the Registration Statement of Oppenheimer Main Street Small Cap Fund (Reg. No. 333-78269), (10/2/09), and incorporated herein by reference.

(o)       Powers of Attorney dated August 24, 2010 for all Trustees/Directors and Officers: Previously filed with Post-Effective Amendment No. 1 to the Registration Statement of Oppenheimer Senior Floating Rate Fund (Reg. No. 333-166297), (11/12/10), and incorporated herein by reference.

(p) Amended and Restated Code of Ethics of the Oppenheimer Funds dated November 30, 2007 under Rule 17j-1 of the Investment Company Act of 1940: Previously filed with Post Effective Amendment No. 65 to the Registration Statement of Oppenheimer Quest For Value Funds, (Reg. No. 33-15489), (2/24/10), and incorporated herein by reference.

Item 29. - Persons Controlled by or Under Common Control with the Fund

None.

Item 30. – Indemnification

Reference is made to the provisions of Article Seventh of Registrant’s Amended and Restated Declaration of Trust filed as Exhibit 28(a) to this Registration Statement, and incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 31. - Business and Other Connections of the Investment Adviser

(a)     OppenheimerFunds, Inc. is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other investment companies, including without limitation those described in Parts A and B hereof and listed in Item 31(b) below.

(b)     There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Timothy L. Abbuhl, Vice President	Treasurer of Centennial Asset Management Corporation; Vice President and Assistant Treasurer of OppenheimerFunds Distributor, Inc.
Patrick Adams Vice President	None
Robert Agan, Senior Vice President

Senior Vice President of Shareholder Financial Services, Inc. and Shareholders Services, Inc.; Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and OFI Private Investments Inc.

Obianyo Akunwafor, Assistant Vice President	None.
Carl Algermissen, Vice President & Associate Counsel	Assistant Secretary of Centennial Asset Management Corporation.
Ramesh Allu, Vice President	Formerly VP of Business Solutions at Equant Solutions (July 2008 – July 2010).
Michael Amato, Vice President	None
Nicole Andersen, Assistant Vice President	None
Konstantin Andreev, Assistant Vice President	None
Raymond Anello, Vice President	Formerly Portfolio Manager of Dividend Strategy/Sector Analyst for Energy/Utilities at RS Investments (June 2007– April 2009).
Janette Aprilante, Vice President & Secretary

Secretary (since December 2001) of: Centennial Asset Management Corporation, OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corporation (since June 2003), Oppenheimer Real Asset Management, Inc., Shareholder Financial Services, Inc., Shareholder Services, Inc., Trinity Investment Management Corporation (since January 2005), OppenheimerFunds Legacy Program, OFI Private Investments Inc. (since June 2003) and OFI Institutional Asset Management, Inc. (since June 2003). Assistant Secretary of OFI Trust Company (since December 2001).

Daryl Armstrong, Vice President	None
Hany S. Ayad, Vice President	None
Paul Aynsley, Vice President	None
James F. Bailey, Senior Vice President	Senior Vice President of Shareholder Services, Inc. (since March 2006).
Robert Baker, Vice President	None
John Michael Banta, Assistant Vice President	None
Michael Barnes, Assistant Vice President	None
Adam Bass, Assistant Vice President	None
Kevin Baum, Senior Vice President	None
Jeff Baumgartner, Vice President	Vice President of HarbourView Asset Management Corporation.
Kathleen Beichert, Senior Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Emanuele Bergagnini, Vice President	Assistant Vice President of OFI Institutional Asset Management, Inc.
Robert Bertucci, Assistant Vice President: Rochester Division	None
Rajeev Bhaman, Senior Vice President	Vice President of OFI Institutional Asset Management, Inc.
Adam Bierstedt, Assistant Vice President	Formerly a manager in the Business Controller Group at OppenheimerFunds, Inc. (February 2006 – January 2010).
Craig Billings, Vice President	None
Mark Binning, Assistant Vice President	None
Donal Bishnoi, Assistant Vice President	None
Beth Bleimehl, Assistant Vice President	None
Lisa I. Bloomberg, Senior Vice President & Deputy General Counsel	Assistant Secretary of Oppenheimer Real Asset Management, Inc.
Veronika Boesch, Vice President	None
Chad Boll, Vice President	None
Michelle Borre Massick, Vice President	None
Lori E. Bostrom, Senior Vice President & Deputy General Counsel	Assistant Secretary of OppenheimerFunds Legacy Program.
John Boydell, Vice President	None
Richard Britton, Vice President	None
Jack Brown, Vice President	None
Roger Buckley, Assistant Vice President	None
Joy Budzinski, Vice President	None
Carla Buffulin, Assistant Vice President	None
Stephanie Bullington, Vice President	None
Julie Burke, Vice President	None
Mark Burns, Vice President	None
JoAnne Butler, Assistant Vice President	None
Christine Calandrella, Assistant Vice President	None
Michael Camarella, Assistant Vice President	None
Debra Casey, Vice President	None
Herman Chan, Vice President	None
Ronald Chibnik, Vice President	None
Patrick Sheng Chu, Assistant Vice President	None
Jennifer Clark, Assistant Vice President	Assistant Vice President at Shareholder Financial Services, Inc., Shareholder Services, Inc., and OFI Private Investments Inc.
H.C. Digby Clements, Senior Vice President: Rochester Division	None
Thomas Closs, Assistant Vice President	None
David Cole, Assistant Vice President	None
Tamara Colorado, Vice President	None
Eric Compton, Vice President	None
Scott Cottier, Vice President: Rochester Division	None
William Couch, Assistant Vice President	None
Geoffrey Craddock Senior Vice President	Formerly Senior Vice President and Head of Market Risk Management for CIBC.
Terry Crady, Assistant Vice President	Formerly IT Development Manager at OppenheimerFunds, Inc.
Roger W. Crandall, Director	President, Director and Chief Executive Officer of Massachusetts Mutual Life Insurance Company.
Lisa Crotty, Assistant Vice President	None
Jerry Cubbin, Vice President	Formerly a Consultant at National Australia Bank, (May 2009 – October 2009), and a Consultant at Magnitude Capital, (November 2008 – May 2009).
George Curry, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Kevin Dachille, Vice President	None
Rushan Dagli, Vice President	Vice President of OFI Private Investments Inc., Shareholder Financial Services, Inc. and Shareholder Services, Inc.
John Damian, Senior Vice President	None
Robert Dawson, Assistant Vice President	None
John Delano, Vice President	None
Kendra Delisa, Assistant Vice President	None
Alessio de Longis, Vice President	Formerly Sr. Research Analyst (February 2008 – April 2009).
Brendan Deasy, Vice President	None
Damaris De Los Santos, Assistant Vice President	None
Richard Demarco, Assistant Vice President	None
Mark Demitry, Vice President	None
Robin Dey, Vice President	None
Craig P. Dinsell, Executive Vice President	None
Randall C. Dishmon, Vice President	None
Rebecca K. Dolan, Vice President	None
Steven D. Dombrower, Vice President	Senior Vice President of OFI Private Investments Inc.; Vice President of OppenheimerFunds Distributor, Inc.
Alicia Dopico, Vice President	None
Andrew Doyle, Senior Vice President	Formerly First Vice President, head of Global Wealth Management Rewards and Information Services at Bank of America (March 2006 – March 2009).
Thomas Doyle, Assistant Vice President	None
Robert Dunphy, Assistant Vice President	Formerly Intermediate Analyst at OppenheimerFunds, Inc (August 2004 – May 2009).
Brian Dvorak, Vice President	None
Taylor Edwards, Vice President & Associate Counsel	None
Peter Elder, Vice President	None
Peter Ellman, Assistant Vice President	None
Christopher Emanuel, Vice President	None
Daniel R. Engstrom, Vice President	None
James Robert Erven, Assistant Vice President	None
Dana Espinel, Assistant Vice President	Senior Meetings Events Manager at Wolters Kluwer (May 2007 – October 2010)
George R. Evans, Senior Vice President & Director of Equities	None
Kathy Faber, Assistant Vice President	None
David Falicia, Assistant Vice President	Assistant Secretary (as of July 2004) of HarbourView Asset Management Corporation.
Matthew Farkas, Vice President and Associate Counsel	None
Kristie Feinberg, Vice President and Assistant Treasurer

Assistant Treasurer of Oppenheimer Acquisition Corp., Centennial Asset Management Corp., OFI Institutional Asset Management Inc. and OFI Institutional Asset Management; Treasurer of OppenheimerFunds Legacy Program, Oppenheimer Real Asset Management, Inc.

Emmanuel Ferreira, Vice President	None
Steven Fling, Assistant Vice President	None
Colleen M. Franca, Vice President	None
Debbie Francis, Assistant Vice President	Previously employed at OppenheimerFunds, Inc (August 2007 – August 2009).
Dominic Freud, Vice President	None
Marcus Franz, Vice President	None
Arthur Gabinet, Executive Vice President and General Counsel

General Counsel of Centennial Asset Management Corporation; General Counsel of OppenheimerFunds Distributor, Inc.; Executive Vice President and General Counsel of Shareholder Services, Inc., Shareholder Financial Services, Inc., HarbourView Asset Management Corporation, OFI Private Investments Inc., OFI Institutional Asset Management, Inc., and Oppenheimer Real Asset Management, Inc; Vice President of Oppenheimer Acquisition Corp. Formerly a principal in the Legal Department at Vanguard.

Hazem Gamal, Vice President	None
Charles Gapay, Assistant Vice President	None
Anthony W. Gennaro, Jr., Vice President

Formerly a sector manager for media, internet and telecom and a co-portfolio manager for mid-cap portfolios with the RS Core Equity Team of RS Investment Management Co. LLC (October 2006 – April 2009.)

Timothy Gerlach, Assistant Vice President	None
Charles Gilbert, Assistant Vice President	None
Alan C. Gilston, Vice President	None
Edward Gizzi, Vice President and Assistant Counsel	Associate at Willkie Farr & Gallagher, LLP (February 2006 – October 2010).
William F. Glavin, Jr., Chairman, Chief Executive Officer, President and Director	Formerly Executive Vice President and co-Chief Operating Officer of MassMutual Financial Group; President and Management Director of Oppenheimer Acquisition Corp.
Jill E. Glazerman, Senior Vice President	None
Kevin Glenn, Assistant Vice President	None
Manind Govil, Senior Vice President	Formerly portfolio manager with RS Investment Management Co. LLC (October 2006 – May 2009).
Raquel Granahan, Senior Vice President	Senior Vice President of OFI Private Investments Inc.; Vice President of OppenheimerFunds Distributor, Inc., and OppenheimerFunds Legacy Program.
Robert B. Grill, Senior Vice President	None
Samuel Groban, Assistant Vice President	None
Selin Gulcelik, Vice President	None
Marilyn Hall, Vice President	None
Cheryl Hampton, Vice President	Formerly Vice President and Director of Mutual Fund and Hedge Fund Operations at Calamos Advisors LLC (March 2007 – September 2009).
Kelly Haney, Assistant Vice President	None
Jason Harubin, Assistant Vice President	None
Steve Hauenstein, Assistant Vice President	None
Molly Hausmann, Assistant Vice President	None
Thomas B. Hayes, Vice President	None
Heidi Heikenfeld, Assistant Vice President	None
Lori Heinel Senior Vice President	Formerly a managing director and head of investment solutions at Citi Private Bank
Philipp Hensler, Executive Vice President	Formerly CEO, Chairman and Managing Director at DWS Investment Distributors, Inc.; Director, CEO and Chairman of OppenheimerFunds Distributor, Inc. (since March 2010).
Kenneth Herold, Assistant Vice President	None
Benjamin Hetrick, Assistant Vice President	None
Joseph Higgins, Vice President	Vice President of OFI Institutional Asset Management, Inc.
Dorothy F. Hirshman, Vice President	None
Daniel Hoelscher, Assistant Vice President	None
Craig Holloway, Assistant Vice President	None
Lucienne Howell, Vice President	None
Brian Hourihan, Vice President & Deputy General Counsel

Assistant Secretary of OFI Trust Company, Oppenheimer Real Asset Management, Inc., HarbourView Asset Management Corporation, OFI Institutional Asset Management, Inc. (since April 2006) and Trinity Investment Management Corporation.

Edward Hrybenko, Senior Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Jason Hubersberger, Vice President	None
Douglas Huffman, Assistant Vice President	None
Margaret Hui, Vice President	None
Dana Hunter, Assistant Vice President	None
John Huttlin, Vice President

Senior Vice President (Director of the International Division) (since January 2004) of OFI Institutional Asset Management, Inc.; Director (since June 2003) of OppenheimerFunds International Distributor Limited.

James G. Hyland, Assistant Vice President	None
Kelly Bridget Ireland, Vice President	None
Kathleen T. Ives, Senior Vice President, Deputy General Counsel & Assistant Secretary

Vice President and Assistant Secretary of OppenheimerFunds Distributor, Inc. and Shareholder Services, Inc.; Assistant Secretary of Centennial Asset Management Corporation, OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc.

Frank V. Jennings, Senior Vice President	None
Lisa Kadehjian, Assistant Vice President	None
Rezo Kanovich, Vice President	None
Amee Kantesaria, Vice President and Assistant Counsel	None
Cem Karacadag, Vice President	None
Thomas W. Keffer, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.
Sean Keller, Vice President	None
James Kennedy, Senior Vice President	None
John Kiernan, Vice President & Associate Counsel	None
Robert Kinsey, Vice President	None
Audrey Kiszla, Vice President	None
Daniel Kohn, Vice President	None
Samuel Koren, Vice President and Deputy General Counsel	None
Martin S. Korn, Senior Vice President	None
Michael Kotlarz, Vice President	None
Brian Kramer, Vice President	None
Magnus Krantz, Vice President	Formerly an Analyst at RS Investments (December 2005 – May 2009).
Alexander Kurinets, Assistant Vice President	None
Gloria LaFond, Assistant Vice President	None
Lisa Lamentino, Vice President	None
Eric Larson, Vice President	Formerly Senior Equity Trader at RS Investments (October 2006 – May 2009).
Gayle Leavitt, Assistant Vice President	None
John Lech, Assistant Vice President	None
Johnny C. Lee, Vice President & Assistant Counsel	Formerly Vice President at Morgan Stanley Investment Management, Inc. (August 2006 – February 2009).
Victor Lee, Vice President	None
Young-Sup Lee, Vice President	None.
Randy Legg, Vice President & Associate Counsel	None
Michael Leskinen, Vice President	Formerly Senior Sector Analyst (December 2007 – February 2009).
Michael S. Levine, Vice President	None
Brian Levitt, Vice President	None
Justin Leverenz, Senior Vice President	None
William M. Levey, Assistant Vice President & Assistant Counsel	Formerly an attorney at Seward & Kissel LLP (September 2005 – April 2009).
Gang Li, Vice President	None
Shanquan Li, Vice President	None
Julie A. Libby, Senior Vice President	Senior Vice President and Chief Operating Officer of OFI Private Investments Inc.
Mitchell J. Lindauer, Vice President & Assistant General Counsel	None
William Linden, Vice President	None
Justin Livengood, Vice President	None
Christina Loftus, Vice President	None
David P. Lolli, Assistant Vice President	None
Daniel G. Loughran, Senior Vice President: Rochester Division	None
Misha Lozovik, Vice President	None
Dongyan Ma, Assistant Vice President	None
Jerry Mandzij, Vice President	None
Dana Mangnuson, Assistant Vice President	Formerly a Marketing Manager at OppenheimerFunds, Inc.
Daniel Martin, Assistant Vice President	None
Kenneth Martin, Vice President	Formerly a Compliance Officer at Merrill Lynch & Co. (May 2007 – August 2009).
Melissa Mazer, Vice President	None
Neil McCarthy, Vice President	None
Elizabeth McCormack, Vice President	Vice President and Assistant Secretary of HarbourView Asset Management Corporation.
Joseph McDonnell, Vice President	None
Annika McGovern, Assistant Vice President	None
Joseph McGovern, Vice President	None
William McNamara, Vice President	None
Michael Medev, Assistant Vice President	None
Krishna Memani, Senior Vice President and Director of Fixed Income	Formerly Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006 through January 2009).
Jay Mewhirter, Vice President	None
Andrew J. Mika, Senior Vice President	None
Jan Miller, Assistant Vice President	None
Scott Miller, Vice President	None
Rejeev Mohammed, Assistant Vice President	None
David Moore, Vice President	None
Sarah Morrison, Assistant Vice President	None
Jill Mulcahy, Vice President: Rochester Division	None
Suzanne Murphy, Vice President	Vice President of OFI Private Investments Inc.
Thomas J. Murray, Vice President	None
Christina Nasta, Senior Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Amie Nelson, Vice President	None
Derek Newman, Vice President and Assistant Counsel	Formerly an associate at Dechert LLP
Paul Newman, Assistant Vice President	None
William Norman, Assistant Vice President	None
James B. O’Connell, Assistant Vice President	None
Matthew O’Donnell, Vice President	None
Lisa Ogren, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc.
Tony Oh, Vice President	None
Kristina Olson, Senior Vice President	None
Kristin Pak, Vice President	None
Lerae A. Palumbo, Assistant Vice President	None
Kim Pascalau, Assistant Vice President	None
Robert H. Pemble, Vice President	None
Lori L. Penna, Vice President	None
Brian Petersen, Vice President	Assistant Treasurer of OppenheimerFunds Legacy Program.
Marmeline Petion-Midy, Assistant Vice President	None
David Pfeffer, Director and Senior Vice President

Management Director and Treasurer of Oppenheimer Acquisition Corp.; Senior Vice President of HarbourView Asset Management Corporation since February 2004; Director of OppenheimerFunds Distributor, Inc. as of December 2009.

James F. Phillips, Senior Vice President	None
Gary Pilc, Vice President	None
Christine Polak, Vice President	None
Sergei Polevikov, Assistant Vice President	None
Jeffrey Portnoy, Assistant Vice President	None
Stacy Pottinger, Vice President	None
Christopher Proctor, Vice President	None
Ellen Puckett, Assistant Vice President	None
Jodi Pullman, Assistant Vice President	None
Paul Quarles, Assistant Vice President	None
Michael E. Quinn, Vice President	None
Julie S. Radtke, Vice President	None
Benjamin Ram, Vice President	Sector manager at RS Investment Management Co. LLC (October 2006 – May 2009) and Portfolio Manager Mid Cap Strategies.
Norma J. Rapini, Assistant Vice President: Rochester Division	None
Amber Reilly, Assistant Vice President	Manager (October 2008 – May 2009) at Newsday Media Group.
Barbara Reinhard, Senior Vice President	Formerly deputy Chief Investment Strategist at Morgan Stanley Smith Barney.
Jill Reiter, Assistant Vice President	None
Maria Ribeiro De Castro, Vice President	None
Grace Roberts, Vice President	None
Benjamin Rockmuller, Vice President	None
Antoinette Rodriguez, Vice President	None
Lucille Rodriguez, Assistant Vice President	None
Michael Rollings, Director	Executive Vice President and Chief Financial Officer of Massachusetts Mutual Life Insurance Company
Stacey Roode, Senior Vice President	None
Erica Rualo, Vice President	None
Adrienne Ruffle, Vice President & Associate Counsel	Assistant Secretary of OppenheimerFunds Legacy Program.
Gerald Rutledge, Vice President	None
Sean Ryan, Assistant Vice President and Assistant Counsel	None
Rohit Sah, Vice President	None
Gary Salerno, Assistant Vice President	None
Valerie Sanders, Vice President	None
Carlos Santiago Assistant Vice President	None
Kurt Savallo, Assistant Vice President	Formerly Senior Business Analyst at OppenheimerFunds, Inc.
Mary Beth Schellhorn, Assistant Vice President	None
Ellen P. Schoenfeld, Vice President	None
Patrick Schneider, Assistant Vice President	None
Scott A. Schwegel, Assistant Vice President	None
Allan P. Sedmak, Assistant Vice President	None
Matthew Severski, Assistant Vice President	Formerly Lead IS Engineer at OppenheimerFunds, Inc. (August 2006 – May 2009).
Jennifer L. Sexton, Vice President	Senior Vice President of OFI Private Investments Inc.
Asutosh Shah, Vice President	None
Kamal Shah, Vice President	None
Tammy Sheffer, Vice President	None
Richard Shepley, Vice President	Managing Director at Deutsche Asset Management (January 1998 – March 2010).
William Sheppard, Vice President	None
Mary Dugan Sheridan, Vice President	None
Nicholas Sherwood, Assistant Vice President	None
Joel Simon, Vice President	Formerly Assistant Vice President at OppenheimerFunds, Inc. (1999 – 2009).
David C. Sitgreaves, Assistant Vice President	None
Jan Smith, Assistant Vice President	Formerly Manager at OppenheimerFunds Inc. (May 2005 – June 2009).
Louis Sortino, Vice President: Rochester Division	None
Keith J. Spencer, Senior Vice President	None
Brett Stein, Vice President	None
Richard A. Stein, Vice President: Rochester Division	None
Arthur P. Steinmetz, Executive Vice President & Chief Investment Officer	Director and Senior Vice President of HarbourView Asset Management Corporation; Vice President of OFI Institutional Asset Management, Inc.
Jennifer Stevens, Vice President	None
Benjamin Stewart, Assistant Vice President	None
Wayne Strauss, Vice President	None
Peter Strzalkowski, Vice President	Vice President of HarbourView Asset Management, Inc.
Agata Strzelichowski, Assistant Vice President	None
Amy Sullivan, Assistant Vice President	None
Michael Sussman, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Kanishka Surana, Vice President	Partner and Director of Analytics at Ogilvy and Mather (May 2009 – July 2010); Manager at Gerson and Lehrman Group (October 2007 – May 2009).
Kelly Thomas, Assistant Vice President	None
Matthew Torpey, Assistant Vice President	None
Melinda Trujillo, Vice President	None
Leonid Tsvayg, Assistant Vice President	None
Keith Tucker, Vice President	None
Angela Uttaro, Vice President: Rochester Division	None
Julie Van Cleave, Vice President	Formerly managing director at Deutsche Asset Management (December 2002 through February 2009).
Mark S. Vandehey, Senior Vice President & Chief Compliance Officer

Vice President and Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc.; Chief Compliance Officer of HarbourView Asset Management Corporation, Oppenheimer Real Asset Management, Inc., Shareholder Financial Services, Inc., Trinity Investment Management Corporation, OppenheimerFunds Legacy Program, OFI Private Investments Inc. and OFI Trust Company and OFI Institutional Asset Management, Inc.

Maureen Van Norstrand, Vice President	None
Nancy Vann, Vice President & Associate Counsel	None
Raman Vardharaj, Vice President	Formerly a sector manager and a senior quantitative analyst at RS Investment Management Co. LLC (October 2006 – May 2009).
Rene Vecka, Assistant Vice President: Rochester Division	None
Elaine Villas Assistant Vice President	None
Ryan Virag, Assistant Vice President	None
Jake Vogelaar, Assistant Vice President	None
Phillip F. Vottiero, Senior Vice President	None
Mark Wachter, Vice President	None
Darren Walsh, Executive Vice President	President and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc.
Eliot Walsh, Assistant Vice President	None
Richard Walsh, Vice President	Vice President of OFI Private Investments.
Samuel Wang, Vice President	Director (January 2010 – October 2010) and Vice President (November 2005 – December 2009) of Global Communications and Public Affairs at Citigroup, Inc.
Elizabeth Ward, Director	Senior Vice President and Chief Enterprise Risk Officer of Massachusetts Mutual Life Insurance Company.
Thomas Waters, Vice President	Vice President of OFI Institutional Asset Management, Inc.
Margaret Weaver, Vice President	None
Jerry A. Webman, Senior Vice President	Senior Vice President of HarbourView Asset Management Corporation.
Christopher D. Weiler, Vice President: Rochester Division	None
Adam Weiner, Vice President	None
Christine Wells, Vice President	None
Joseph J. Welsh, Senior Vice President	Vice President of HarbourView Asset Management Corporation.
Adam Wilde, Assistant Vice President	None
Troy Willis, Vice President, Rochester Division	None
Mitchell Williams, Vice President	None
Martha Willis, Executive Vice President

Formerly Executive Vice President of Investment Product Management at Fidelity Investments; Director of OFI Private Investments Inc., Centennial Asset Management Corporation and OppenheimerFunds Legacy Program.

Brian W. Wixted, Senior Vice President

Treasurer of HarbourView Asset Management Corporation; OppenheimerFunds International Ltd., Oppenheimer Real Asset Management, Inc., Shareholder Services, Inc., Shareholder Financial Services, Inc., OFI Private Investments Inc., OFI Institutional Asset Management, Inc., OppenheimerFunds plc and OppenheimerFunds Legacy Program; Treasurer and Chief Financial Officer of OFI Trust Company; Assistant Treasurer of Oppenheimer Acquisition Corp.

Carol E. Wolf, Senior Vice President

Senior Vice President of HarbourView Asset Management Corporation; Vice President of OFI Institutional Asset Management, Inc. and Centennial Asset Management Corporation; serves on the Board of the Colorado Ballet.

Oliver Wolff, Assistant Vice President	None
Caleb C. Wong, Vice President	None
Sookhee Yee, Assistant Vice President	Vice President at Merrill Lynch Bank and Trust, FSB (February 2002 – May 2009).
Edward C. Yoensky, Assistant Vice President	None
Geoff Youell, Assistant Vice President	None
Robert G. Zack, Executive Vice President	Vice President, Secretary & General Counsel of Oppenheimer Acquisition Corp.
Anna Zatulovskaya, Assistant Vice President	None
Sara Zervos, Vice President	None
Ronald Zibelli, Jr. Vice President	None
Matthew Ziehl, Vice President	Formerly a portfolio manager with RS Investment Management Co. LLC (from October 2006 – May 2009)

The Oppenheimer Funds include the following:

Limited Term New York Municipal Fund (a series of Rochester Portfolio Series)

OFI Tremont Core Strategies Hedge Fund

Oppenheimer Absolute Return Fund

Oppenheimer AMT-Free Municipals

Oppenheimer AMT-Free New York Municipals

Oppenheimer Balanced Fund

Oppenheimer Baring SMA International Fund

Oppenheimer California Municipal Fund

Oppenheimer Capital Appreciation Fund

Oppenheimer Capital Income Fund

Oppenheimer Cash Reserves

Oppenheimer Champion Income Fund

Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Core Bond Fund (a series of Oppenheimer Integrity Funds)

Oppenheimer Corporate Bond Fund

Oppenheimer Currency Opportunities Fund

Oppenheimer Developing Markets Fund

Oppenheimer Discovery Fund

Oppenheimer Emerging Markets Debt Fund

Oppenheimer Equity Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

Oppenheimer Global Fund

Oppenheimer Global Opportunities Fund

Oppenheimer Global Strategic Income Fund

Oppenheimer Global Value Fund

Oppenheimer Gold & Special Minerals Fund

Oppenheimer International Bond Fund

Oppenheimer Institutional Money Market Fund

Oppenheimer International Diversified Fund

Oppenheimer International Growth Fund

Oppenheimer International Small Company Fund

Oppenheimer Limited Term California Municipal Fund

Oppenheimer Limited-Term Government Fund

Oppenheimer Limited Term Municipal Fund (a series of Oppenheimer Municipal Fund)

Oppenheimer Main Street Fund (a series of Oppenheimer Main Street Funds, Inc.)

Oppenheimer Main Street Select Fund

Oppenheimer Main Street Small- & Mid-Cap Fund

Oppenheimer Master Event-Linked Bond Fund, LLC

Oppenheimer Master Loan Fund, LLC

Oppenheimer Master Inflation Protected Securities Fund, LLC

Oppenheimer Master International Value Fund, LLC

Oppenheimer Money Market Fund, Inc.

Oppenheimer Multi-State Municipal Trust (3 series):

Oppenheimer New Jersey Municipal Fund

Oppenheimer Pennsylvania Municipal Fund

Oppenheimer Rochester National Municipals

Oppenheimer Portfolio Series (4 series)

Active Allocation Fund

Equity Investor Fund
Conservative Investor Fund

Moderate Investor Fund

Oppenheimer Portfolio Series Fixed Income Active Allocation Fund
Oppenheimer Principal Protected Main Street Fund II (a series of Oppenheimer Principal Protected Trust II)

Oppenheimer Principal Protected Main Street Fund III (a series of Oppenheimer Principal Protected Trust III)

Oppenheimer Quest For Value Funds (3 series)

Oppenheimer Global Allocation Fund

Oppenheimer Quest Opportunity Value Fund

Oppenheimer Small- & Mid-Cap Value Fund

Oppenheimer Quest International Value Fund

Oppenheimer Real Estate Fund

Oppenheimer Rising Dividends Fund

Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Rochester Intermediate Term Municipal Fund

Oppenheimer Rochester Maryland Municipal Fund

Oppenheimer Rochester Massachusetts Municipal Fund

Oppenheimer Rochester Michigan Municipal Fund

Oppenheimer Rochester Minnesota Municipal Fund

Oppenheimer Rochester North Carolina Municipal Fund

Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Rochester Short Term Municipal Fund

Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Select Value Fund

Oppenheimer Senior Floating Rate Fund

Oppenheimer Series Fund, Inc. (1 series):

Oppenheimer Value Fund

Oppenheimer Transition 2010 Fund

Oppenheimer Transition 2015 Fund

Oppenheimer Transition 2020 Fund

Oppenheimer Transition 2025 Fund

Oppenheimer Transition 2030 Fund

Oppenheimer Transition 2040 Fund

Oppenheimer Transition 2050 Fund

Oppenheimer U.S. Government Trust

Oppenheimer Variable Account Funds (11 series):

Oppenheimer Balanced Fund/VA

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Core Bond Fund/VA

Oppenheimer Global Securities Fund/VA

Oppenheimer Global Strategic Income Fund/VA

Oppenheimer High Income Fund/VA

Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Money Fund/VA

Oppenheimer Small- & Mid-Cap Growth Fund/VA

Oppenheimer Value Fund/VA

Panorama Series Fund, Inc. (3 series):

Growth Portfolio

Oppenheimer International Growth Fund/VA

Total Return Portfolio

Rochester Fund Municipals

The address of the Oppenheimer funds listed above, Shareholder Financial Services, Inc., Shareholder Services, Inc., Centennial Asset Management Corporation, and OppenheimerFunds Legacy Program is 6803 South Tucson Way, Centennial, Colorado 80112-3924.
The address of OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corporation, Oppenheimer Acquisition Corp., OFI Private Investments Inc., OFI Institutional Asset Management, Inc. Oppenheimer Real Asset Management, Inc. and OFI Trust Company is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.
The address of OppenheimerFunds International Ltd. is 70 Sir John Rogerson’s Quay, Dublin 2, Ireland.
The address of OFI Institutional Asset Management, Ltd., is One Silk Road, London, England EC27 8HQ
The address of Trinity Investment Management Corporation is 301 North Spring Street, Bellefonte, Pennsylvania 16823.
The address of OppenheimerFunds International Distributor Limited is 13th Floor, Printing House, 6 Duddell Street, Central, Hong Kong.

Item 32. Principal Underwriter

(a)     OppenheimerFunds Distributor, Inc. is the Distributor of the Registrant’s shares. It is also the Distributor of each of the other registered open-end investment companies for which OppenheimerFunds, Inc. is the investment adviser, as described in Part A and Part B of this Registration Statement and listed in Item 31(b) above (except Panorama Series Fund, Inc.) and for MassMutual Institutional Funds.

(b)     The directors and officers of the Registrant’s principal underwriter are:

Name & Principal Business Address	Position & Office with Underwriter	Position and Office with Registrant
Timothy Abbhul(1)	Vice President and Treasurer	None
Robert Agan(1)	Vice President	None
Anthony Allocco(2)	Assistant Vice President	None
Janette Aprilante(2)	Secretary	None
James Austin(1)	Vice President	None
James Barker 1723 W. Nelson Street Chicago, IL 60657	Vice President	None
Kathleen Beichert(1)	Senior Vice President	None
Rocco Benedetto(2)	Vice President	None
Christopher Bergeron	Vice President	None
Rick Bettridge 11504 Flowering Plum Lane Highland, UT 84003	Vice President	None
Adam Bilmes(2)	Assistant Vice President	None
William Borders(2)	Assistant Vice President	None
David A. Borrelli 105 Black Calla Ct. San Ramon, CA 94583	Vice President	None
Jeffrey R. Botwinick 4431 Twin Pines Drive Manlius, NY 13104	Vice President	None
Sarah Bourgraf(1)	Vice President	None
Bryan Bracchi 1124 Hampton Dr. Allen, TX 75013	Vice President	None
Joshua Broad(2)	Vice President	None
Ken Broadsky(2)	Vice President	None
Kevin E. Brosmith 5 Deer Path South Natlick, MA 01760	Senior Vice President	None
Jeffrey W. Bryan 1048 Malaga Avenue Coral Gables, FL 33134	Vice President	None
Ross Burkstaller 211 Tulane Drive SE Albuquerque, NM 87106	Vice President	None
Michael Butler(2)	Assistant Vice President	None
Tracy Cairoli(2)	Vice President	None
Robert Caruso 15 Deforest Road Wilton, CT 06897	Vice President	None
Donelle Chisolm(2)	Assistant Vice President	None
Andrew Chronofsky	Vice President	None
Angelanto Ciaglia(2)	Vice President	None
Nicholas Cirbo(1)	Vice President	None
Kevin Clark(2)	Assistant Vice President	None
Melissa Clayton(2)	Assistant Vice President	None
Craig Colby(2)	Vice President	None
Rodney Constable(1)	Vice President	None
Cameron Cowden(2)	Vice President	None
Neev Crane 1530 Beacon Street, Apt. #1403 Brookline, MA 02446	Vice President	None
Michael Daley 40W387 Oliver Wendell Holmes St St. Charles, IL 60175	Vice President	None
John Davis(2)	Vice President	None
Stephen J. Demetrovits(2)	Vice President	None
Brian Dietrich(1)	Assistant Vice President	None
Steven Dombrower 13 Greenbrush Court Greenlawn, NY 11740	Vice President	None
Robert Dunphy(2)	Vice President	None
Beth Arthur Du Toit(1)	Vice President	None
Paul Eck 3055 Forest Ridge Court Fairlawn, OH 44333	Vice President	None
Kent M. Elwell 35 Crown Terrace Yardley, PA 19067	Vice President	None
Dana Espinel(2)	Assistant Vice President	None
Gregg A. Everett 4328 Auston Way Palm Harbor, FL 34685-4017	Vice President	None
George R. Fahey 9511 Silent Hills Lane Lone Tree, CO 80124	Senior Vice President	None
Eric C. Fallon 10 Worth Circle Newton, MA 02458	Vice President	None
Kristie Feinberg(2)	Assistant Treasurer	None
Joseph Fernandez 1717 Richbourg Park Drive Brentwood, TN 37027	Vice President	None
Mark J. Ferro 104 Beach 221st Street Breezy Point, NY 11697	Senior Vice President	None
Eric P. Fishel 725 Boston Post Rd., #12 Sudbury, MA 01776	Vice President	None
David Flaherty(2)	Assistant Vice President	None
Patrick W. Flynn 14083 East Fair Avenue Englewood, CO 80111	Senior Vice President	None
John (“J”) Fortuna(2)	Vice President	None
Jayme D. Fowler 3818 Cedar Springs Road, #101-349 Dallas, TX 75219	Vice President	None
Diane Frankenfield(2)	Senior Vice President	None
Jerry Fraustro(2)	Vice President	None
William Friebel 2919 St. Albans Forest Circle Glencoe, MO 63038	Vice President	None
Alyson Frost(2)	Assistant Vice President	None
Greg Fulginite 515 N. Bemiston Ave. St. Louis, MO 63130	Vice President	None
Arthur S. Gabinet(2)	General Counsel	Chief Legal Officer and Secretary
William Gahagan(2)	Vice President	None
Charlotte Gardner(1)	Vice President	None
David Goldberg(2)	Assistant Vice President	None
Michael Gottesman 255 Westchester Way Birmingham, MI 48009	Vice President	None
Raquel Granahan(2)	Senior Vice President	None
Robert Grill(2)	Senior Vice President	None
Eric Grossjung 4002 N. 194th Street Elkhorn, NE 68022	Vice President	None
Michael D. Guman 3913 Pleasant Avenue Allentown, PA 18103	Vice President	None
James E. Gunter 603 Withers Circle Wilmington, DE 19810	Vice President	None
Kevin J. Healy(2)	Vice President	None
Kenneth Henry(2)	Vice President	None
Philipp Hensler(2)	Chairman, Chief Executive Officer & Director	None
Wendy G. Hetson(2)	Vice President	None
Jennifer Hoelscher(1)	Assistant Vice President	None
Edward Hrybenko(2)	Senior Vice President	None
Amy Huber(1)	Assistant Vice President	None
Brian F. Husch 37 Hollow Road Stonybrook, NY 11790	Vice President	None
Keith Hylind(2)	Vice President	None
Vincent Iacono(2)	Vice President	None
Kathleen T. Ives(1)	Vice President & Assistant Secretary	Assistant Secretary
Shonda Rae Jaquez(2)	Vice President	None
Brian Johnson(1)	Vice President	None
Eric K. Johnson 8588 Colonial Drive Lone Tree, CO 80124	Senior Vice President	None
Elyse Jurman 5486 NW 42 Ave Boca Raton, FL 33496	Vice President	None
Thomas Keffer(2)	Senior Vice President	None
Brian Kiley(2)	Vice President	None
Richard Klein 4820 Fremont Avenue South Minneapolis, MN 55419	Senior Vice President	None
Brent A. Krantz 61500 Tam McArthur Loop Bend, OR 97702	Senior Vice President	None
Eric Kristenson(2)	Vice President	None
Lamar Kunes(2)	Vice President	None
David T. Kuzia 10258 S. Dowling Way Highlands Ranch, CO 80126	Vice President	None
John Laudadio(2)	Vice President	None
Jesse Levitt(2)	Vice President	None
Julie Libby(2)	Senior Vice President	None
Eric J. Liberman 27 Tappan Ave., Unit West Sleepy Hollow, NY 10591	Vice President	None
Malissa Lischin(2)	Assistant Vice President	None
Christina Loftus(2)	Senior Vice President	None
Thomas Loncar 1401 North Taft Street, Apt. 726 Arlington, VA 22201	Vice President	None
Peter Maddox(2)	Vice President	None
Michael Malik 546 Idylberry Road San Rafael, CA 94903	Vice President	None
Joseph Marich(2)	Vice President	None
Steven C. Manns 1627 N. Hermitage Avenue Chicago, IL 60622	Vice President	None
Todd A. Marion 24 Midland Avenue Cold Spring Harbor, NY 11724	Vice President	None
LuAnn Mascia(2)	Vice President	None
Anthony Mazzariello(2)	Vice President	None
Michael McDonald 11749 S Cormorant Circle Parker, CO 80134	Vice President	None
John C. McDonough 533 Valley Road New Canaan, CT 06840	President and Director	None
Kent C. McGowan 9510 190th Place SW Edmonds, WA 98020	Vice President	None
Brian F. Medina 3009 Irving Street Denver, CO 80211	Vice President	None
William Meerman 4939 Stonehaven Drive Columbus, OH 43220	Vice President	None
Clint Modler(1)	Vice President	None
Joseph Moran(2)	Senior Vice President	None
Robert Moser 9650 East Aspen Hill Circle Lone Tree, CO 80124	Vice President	None
David W. Mountford 7820 Banyan Terrace Tamarac, FL 33321	Vice President	None
James Mugno(2)	Vice President	None
Matthew Mulcahy(2)	Vice President	None
Wendy Jean Murray 32 Carolin Road Upper Montclair, NJ 07043	Vice President	None
Kimberly Mustin(2)	Senior Vice President	None
John S. Napier 17 Hillcrest Ave. Darien, CT 06820	Senior Vice President	None
Christina Nasta(2)	Senior Vice President	None
Kevin P. Neznek(2)	Senior Vice President	None
Christopher Nicholson(2)	Vice President	None
Chad Noel	Vice President	None
Timothy O’Connell(2)	Vice President	None
Janet Oleary(2)	Vice President	None
Alan Panzer6755 Ridge Mill Lane Atlanta, GA 30328	Vice President	None
Anthony Parisi	Vice President	None
Maria Paster(2)	Assistant Vice President	None
Ashley Patten(1)	Vice President	None
Brian C. Perkes 6 Lawton Ct. Frisco, TX 75034	Vice President	None
Wayne Perry 3900 Fairfax Drive Apt 813 Arlington, VA 22203	Vice President	None
Charles K. Pettit(2)	Vice President	None
David Pfeffer(2)	Director	None
Andrew Phillips(1)	Assistant Vice President	None
Aaron Pisani(1)	Vice President	None
Rachel Powers(1)	Vice President	None
Nicole Pretzel(2)	Vice President	None
David Preuss(2)	Assistant Vice President	None
Minnie Ra 100 Dolores Street, #203 Carmel, CA 93923	Vice President	None
Dustin Raring 27 Blakemore Drive Ladera Ranch, CA 92797	Vice President	None
Michael A. Raso 3 Vine Place Larchmont, NY 10538	Vice President	None
Richard E. Rath 46 Mt. Vernon Ave. Alexandria, VA 22301	Vice President	None
Ramsey Rayan(2)	Vice President	None
William J. Raynor(4)	Vice President	None
Ian M. Roche 7070 Bramshill Circle Bainbridge, OH 44023	Vice President	None
Michael Rock 9016 Stourbridge Drive Huntersville, NC 28078	Vice President	None
Stacy Roode(1)	Vice President	None
Thomas Sabow 6617 Southcrest Drive Edina, MN 55435	Vice President	None
Mark Santero(2)	Senior Vice President	None
John Saunders 2251 Chantilly Ave. Winter Park, FL 32789	Vice President	None
Thomas Schmitt 40 Rockcrest Rd Manhasset, NY 11030	Vice President	None
William Schories 3 Hill Street Hazlet, NJ 07730	Vice President	None
Jennifer Sexton(2)	Vice President	None
Eric Sharp 862 McNeill Circle Woodland, CA 95695	Vice President	None
Kenneth Shell(1)	Vice President	None
Debbie A. Simon 55 E. Erie St., #4404 Chicago, IL 60611	Vice President	None
Bryant Smith	Vice President	None
Christopher M. Spencer 2353 W 118th Terrace Leawood, KS 66211	Vice President	None
John A. Spensley 375 Mallard Court Carmel, IN 46032	Vice President	None
Michael Staples 4255 Jefferson St Apt 328 Kansas City, MO 64111	Vice President	None
Alfred St. John(2)	Vice President	None
Bryan Stein 8 Longwood Rd. Voorhees, NJ 08043	Vice President	None
Brian C. Summe 2479 Legends Way Crestview Hills, KY 41017	Vice President	None
Kanishka Surana(2)	Vice President	None
Kenneth Sussi(2)	Vice President	None
Michael Sussman(2)	Vice President	None
George T. Sweeney 5 Smokehouse Lane Hummelstown, PA 17036	Senior Vice President	None
Leon Tallon(2)	Vice President	None
Brian Taylor	Vice President	None
James Taylor(2)	Assistant Vice President	None
Paul Temple(2)	Vice President	None
Troy Testa	Vice President	None
David G. Thomas 16628 Elk Run Court Leesburg, VA 20176	Vice President	None
Cenk Toroslu(1)	Vice President	None
Wesley Vance(2)	Vice President	None
Mark S. Vandehey(1)	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer
Vincent Vermette(2)	Vice President	None
Molly Vogt	Vice President	None
Teresa Ward(1)	Vice President	None
Janeanne Weickum(1)	Vice President	None
Michael J. Weigner 4905 W. San Nicholas Street Tampa, FL 33629	Vice President	None
Donn Weise 3249 Earlmar Drive Los Angeles, CA 90064	Vice President	None
Chris G. Werner 98 Crown Point Place Castle Rock, CO 80108	Vice President	None
Ryan Wilde(1)	Vice President	None
Julie Wimer(2)	Assistant Vice President	None
Peter Winters 911 N. Organce Ave, Apt. 514 Orlando, FL 32801	Vice President	None
Patrick Wisneski(1)	Vice President	None
Meredith Wolff(2)	Vice President	None
Cary Patrick Wozniak 18808 Bravata Court San Diego, CA 92128	Vice President	None
John Charles Young 3914 Southwestern Houston, TX 77005	Vice President	None
Steven Zito(1)	Vice President	None

(1)6803 South Tucson Way, Centennial, CO 80112-3924

(2)Two World Financial Center, 225 Liberty Street, 11th Floor, New York, NY 10281-1008

(3)350 Linden Oaks, Rochester, NY 14623

(4)Independence Wharf, 470 Atlantic Avenue, 11th Floor, Boston, MA 02210

(c)     Not applicable.

Item 33. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of OppenheimerFunds, Inc. at its offices at 6803 South Tucson Way, Centennial, Colorado 80112-3924.

Item 34. Management Services

Not applicable

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 27th day of January 2011.

                                                                                                                   Oppenheimer Global Strategic Income Fund

                                                                                                                   By:     William F. Glavin, Jr.*

                                                                                                                             William F. Glavin, Jr., President
                                                                                                                             Principal Executive Officer and Trustee

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures	Title	Date

/s/ William L. Armstrong*	Chairman of the Board of Trustees	January 27, 2011
William L. Armstrong

/s/ William F. Glavin, Jr.*	President, Principal	January 27, 2011
William F. Glavin, Jr.	Executive Officer and Trustee

/s/ Brian W. Wixted*	Treasurer, Principal	January 27, 2011
Brian W. Wixted	Financial and Accounting Officer

/s/ George C. Bowen*	Trustee	January 27, 2011
George C. Bowen

/s/ Edward L. Cameron*	Trustee	January 27, 2011
Edward L. Cameron

/s/ Jon S. Fossel*	Trustee	January 27, 2011
Jon S. Fossel

/s/ Sam Freedman*	Trustee	January 27, 2011
Sam Freedman

/s/ Beverly L. Hamilton*	Trustee	January 27, 2011
Beverly L. Hamilton

/s/ Robert J. Malone*	Trustee	January 27, 2011
Robert J. Malone

/s/ F. William Marshall, Jr.*	Trustee	January 27, 2011
F. William Marshall, Jr.

*By:     /s/ Mitchell J. Lindauer
            Mitchell J. Lindauer, Attorney-in-Fact

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Post-Effective Amendment No. 34

Registration Statement No. 33-28598

EXHIBIT INDEX

Exhibit No.     Description

28(a)(i)            Amendment Number 1 to the Amended and Restated Declaration of Trust

28(a)(ii)           Amendment Number 2 to the Amended and Restated Declaration of Trust

28(j)                Independent Registered Public Accounting Firm’s Consent